EXECUTION VERSION

Exhibit 10.1

SUPPLEMENTAL AGREEMENT
dated 09 March 2018

between

IRIDIUM COMMUNICATIONS INC.
as Parent

and

IRIDIUM SATELLITE LLC
as Borrower

and

THE GUARANTORS

and

SOCIÉTÉ GÉNÉRALE
the BPIAE Agent

relating to a BPIAE Facility Agreement
dated 4 October 2010
as amended from time to time
and as further amended and restated on the Effective Date (as defined herein)

Allen & Overy LLP
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AGREEMENT is dated ______ March 2018
BETWEEN:

(1)	IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the Parent);

(2)	IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the Borrower);

(3)	THE GUARANTORS under and as defined in the Facility Agreement (defined below); and

(4)	SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (in this capacity the BPIAE Agent).
BACKGROUND

(A)	We refer to the Facility Agreement.

(B)	On and subject to the terms of this Agreement, the Parent intends to enter into the Permitted HY Issuance (as defined below).

(C)
BPIAE and the Lenders have consented to the entry into by the Parent of the Permitted HY Issuance on and subject to the terms of this Agreement, and the amendments to the Facility Agreement in relation thereto contemplated by this Agreement.

(D)	Accordingly, the BPIAE Agent is authorised to execute this Agreement on behalf of the Finance Parties.
IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

(a)	In this Agreement:
Amended and Restated Facility Agreement means the Facility Agreement as amended and restated by this Agreement and attached hereto as Schedule 3 (Amended and Restated Facility Agreement).
Description of Notes means the description of notes in relation to the Permitted HY Issuance attached hereto as Schedule 2 (Description of Notes).
Effective Date has the meaning given to it in Clause 2.1(a) (Conditions to Permitted HY Issuance and Amendment and Restatement upon Permitted HY Issuance).
Facility Agreement means the Facility Agreement between among others the Parent, the Borrower, the Guarantors and the BPIAE Agent dated 4 October 2010.
Funds Flow Memorandum means a funds flow memorandum prepared by or on behalf of the Parent showing the anticipated flow of funds in respect of the Permitted HY Issuance and TAS Payment Instruments on the Effective Date.
HoldCo means Iridium Holdings LLC.

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Parent Notes means the notes issued by the Parent in connection with the Permitted HY Issuance.
Parent Notes Indenture means the indenture to be entered into by the Parent in connection with the issuance of the Parent Notes.
Permitted HY Documents means:
(a)    the Parent Notes;
(b)    the Parent Notes Indenture; and
(c)    any other transaction documentation relating to the Permitted HY Issuance.
Permitted HY Issuance means the issuance by the Parent of unsecured high yield notes pursuant to the Permitted HY Documents as permitted under this Agreement, the terms of such Permitted HY Documents which are substantially consistent with the Description of Notes, those notes being in an amount equal to the Permitted HY Issuance Amount, with the proceeds thereof applied in accordance with Clause 2.2 (Application of Permitted HY Issuance proceeds) (the Original Issuance) or any refinancing or replacement of such notes by the issuance by the Parent of unsecured high yield notes with a maturity date no earlier than 12 months after the Final Maturity Date on terms no more onerous for the NEXT Group and the Senior Credit Group than the terms of the Original Issuance and in an amount not greater than the principal amount of the notes then outstanding plus the aggregate amount of interest, fees, premiums and expenses payable in connection with such refinancing or replacement.
Permitted HY Issuance Amount means an aggregate principal amount of $360,000,000.
Satellite Supply Contract Amendment Agreement means amendment agreement no. 32 entered into on or about the date of this Agreement in relation to the Satellite Supply Contract between the Borrower and TAS.

(b)	Capitalised terms defined in the Facility Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

1.2	Construction
The principles of construction set out in clause 1.2 of the Facility Agreement will have effect as if set out in this Agreement.

2.	PERMITTED HY ISSUANCE

2.1	Conditions to Permitted HY Issuance and Amendment and Restatement upon Permitted HY Issuance

(a)
At any time prior to 31 July 2018, the Parent may enter into and complete the Permitted HY Issuance provided that, at the time of consummation of the Permitted HY Issuance (such date being the Effective Date):

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)
the BPIAE Agent has notified the Borrower and the Lenders that it has received all of the documents and evidence set out in Schedule 1 (Conditions Precedent) in form and substance satisfactory to it (acting on the instructions of all Lenders);

(ii)	no Default is continuing or would result from the execution, delivery and performance of the Parent Notes Indenture and the issuance of the Parent Notes; and

(iii)
the representations and warranties which are then to be made or deemed to be repeated by each Obligor under this Agreement and the Facility Agreement (including, as applicable, on the Effective Date and under the Amended and Restated Facility Agreement) are true in all material respects.

(b)	The Parent shall notify the BPIAE Agent promply upon:

(i)	consummation by the Parent of the Permitted HY Issuance as permitted under (a) above; and

(ii)	gross proceeds in an amount equal to the Permitted HY Issuance Amount (net of the amounts set forth in Clause 2.2(a)) being made unconditionally available to the Parent.

(c)
The Facility Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 3 (Amended and Restated Facility Agreement) provided that if the Effective Date has not occurred by 31 July 2018, the Facility Agreement will not be amended in the manner contemplated by this Agreement.

2.2	Application of Permitted HY Issuance proceeds

(a)
The Parent must immediately upon such proceeds becoming available on the Effective Date apply the aggregate gross proceeds of the Permitted HY Issuance (net of costs, fees, discounts and expenses, including initial purchaser fees and discounts and counsel fees and expenses, incurred in connection with the Permitted HY Issuance in accordance with the Funds Flow Memorandum) by way of equity capital contribution directly or indirectly to HoldCo.

(b)
HoldCo must immediately apply the aggregate gross proceeds of the Permitted HY Issuance (as contributed to it directly or indirectly by the Parent) by way of equity capital contribution to the Borrower.

(c)	The Borrower must apply the aggregate gross proceeds of the Permitted HY Issuance (as contributed to it by HoldCo) as follows:

(i)	in immediate payment of such amount as required to make the amount on deposit in or credited to the Debt Service Reserve Account equal to at least $189,000,000;

(ii)
in immediate prepayment of all amounts payable under the TAS Payment Instruments outstanding as of the Effective Date (or such lower amount agreed by the Borrower and TAS so as to procure immediate cancellation of such TAS Payment Instruments), being in an aggregate amount of no more than $59,935,870 in any event;

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(iii)
in payment when due of amounts owing to TAS corresponding to milestones 142-2, 124, 126, 105 and 130 as identified in the Satellite Supply Contract Amendment Agreement, being in an aggregate amount of no more than $44,410,159,924 in any event;

(iv)
in payment of costs, fees and expenses incurred in connection with this Agreement and legal costs incurred in connection with the cancellation of the TAS Payment Instruments in accordance with the Funds Flow Memorandum; and

(v)	the remainder for general corporate purposes.

(d)
The Borrower may, following payment in full of all amounts referenced in paragraphs (c)(i) to (c)(iv) above (inclusive), elect to apply remaining proceeds of the Permitted HY Issuance (as contributed to it by HoldCo) in acquisition of or subscription for [***], provided that the consideration for such acquisition or subscription (as applicable) is in an aggregate amount of no more than $[***] and provided further that the Borrower must grant first ranking Security over the acquired [***] in favour of the Security Agent (for and on behalf of the Secured Parties) promptly upon completion of the acquisition or subscription.

(e)	Any transfer made pursuant to this Clause between two entities may be made in part via intermediate entities, as appropriate.

3.	REPRESENTATIONS

3.1	Representations
The representations set out in this Clause are made by each Obligor to each Finance Party on:

(a)	the date of this Agreement; and

(b)	the Effective Date,
other than the representations set out at Clause 3.7 (Permitted HY Issuance) which are made only on the Effective Date.

3.2	Powers and authority
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement (as applicable, including the Permitted HY Issuance).

3.3	Legal validity
Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement to which it is a party are legal, valid, binding and enforceable obligations.

3.4	Non-conflict
The entry into and performance by it of, and the transactions contemplated by, this Agreement (as applicable, including the Permitted HY Issuance) do not and will not conflict with:

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(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)
any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect (provided that nothing in this paragraph (c) shall prejudice the generality of the representation given under paragraph (b) of Clause 3.7 (Permitted HY Issuance) on the Effective Date).

3.5	Authorisations
All authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement (as applicable, including the Permitted HY Issuance) have been obtained or effected (as appropriate) and are in full force and effect.

3.6	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of this Agreement will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to this Agreement will be recognised and enforced in its Relevant Jurisdictions.

3.7	Permitted HY Issuance

(a)
The terms of the Parent Notes Indenture and the Parent Notes are substantially consistent with the Description of Notes, except as otherwise agreed in writing between the BPIAE Agent (acting on the instructions of the Lenders) and the Borrower.

(b)
The execution and delivery of the Parent Notes Indenture and the Parent Notes do not and the performance by the Parent of its obligations thereunder will not, result in any conflict with the terms of the Facility Agreement (as amended and restated under this Agreement).

(c)
No term of the Parent Notes Indenture or the Parent Notes is more onerous for the NEXT Group and the Senior Credit Group than the terms of the Facility Agreement (as amended and restated under this Agreement), except as otherwise agreed in writing between the BPIAE Agent (acting on the instructions of the Lenders) and the Borrower.

(d)	In the case of the Parent, it does not trade, carry on any business, own any assets or incur any liabilities except in respect of the Permitted Parent Business.

(e)	In the case of HoldCo, it does not trade, carry on any business, own any assets or incur any liabilities except in respect of the Permitted HoldCo Business.

3.8	Credit Agreement
Unless a representation and warranty set out in clause 20 (Representations) of the Facility Agreement is expressed to be given at a specific date, each Obligor makes the representations and warranties set

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out in clause 20 (Representations) of the Facility Agreement (other than the representations and warranties in clauses 20.14(a), (b) and (c) (Original Financial Statements), 20.18 (Taxation) and 20.24 (Shares and Material Companies) of the Facility Agreement) on:

(a)	the date of this Agreement; and

(b)	the Effective Date,
in each case as if references to the Facility Agreement are references to the Facility Agreement, as amended and restated by this Agreement, with reference to the facts and circumstances then existing, provided that, in the case of those representations and warranties contained in clause 20.13 (No misleading information) of the Facility Agreement, such representations and warranties are made with respect to any information delivered under or in connection with this Agreement.

4.	FEES, COSTS AND EXPENSES
(a)    The Borrower must, on the date of this Agreement, pay to the BPIAE Agent:

(i)	for the account of the BPIAE Agent, all costs and expenses incurred by the BPIAE Agent in relation to this Agreement; and

(ii)	for the account of each Lender, a waiver fee in the amount of [***]% of its Commitment.

(b)
The Borrower must pay to the BPIAE Agent all costs and expenses incurred by it in relation to this Agreement arising after the date of this Agreement and on or prior to the Effective Date (without duplication of amounts paid pursuant to paragraph (a) above).

(c)
The Borrower must, on the Effective Date, pay to the BPIAE Agent for the account of BPIAE, any additional BPIAE premium which BPIAE determines is payable in relation to the amendments contemplated by this Agreement (as notified to the Borrower by the BPIAE Agent in writing). The Borrower acknowledges that the amount of BPIAE premium paid under this paragraph is not refundable for any reason whatsoever except with the specific approval of BPIAE.

5.	CONSENTS
Each Obligor:

(a)	agrees to the amendment and restatement of the Facility Agreement as contemplated by this Agreement; and

(b)	with effect from the Effective Date, confirms that any guarantee or security given by it or created under a Finance Document will:

(i)	continue in full force and effect; and

(ii)	extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Agreement.

6.	SECURITY

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(a)	On the Effective Date, each Obligor confirms that:

(i)
any Security (as defined in the Transaction Security Documents) in favour of the Secured Parties created by it under the Transaction Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Amended and Restated Facility Agreement) subject to any limitations set out in the Transaction Security Documents;

(ii)
the obligations of the Obligors arising under the Amended and Restated Facility Agreement are included in the Secured Liabilities (as defined in the Transaction Security Documents) subject to any limitations set out in the Transaction Security Documents; and

(iii)
the Security (as defined in the Transaction Security Documents) in favour of the Secured Parties created under the Transaction Security Documents continue in full force and effect on the terms of the respective Transaction Security Documents.

(b)	No part of this Agreement will create, creates or is intended to create, a registrable Security (as defined in the Transaction Security Documents).

7.	MISCELLANEOUS

(a)	Each of this Agreement and the Amended and Restated Facility Agreement is a Finance Document.

(b)
Subject to the terms of this Agreement, the Facility Agreement will remain in full force and effect and, from the Effective Date, the Facility Agreement and this Agreement will be read and construed as one document.

(c)
Except to the extent expressly stated in this Agreement, no waiver is given by this Agreement, and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, a Finance Document.

(d)
Each Finance Party reserves any other right or remedy it may have now or subsequently. This Agreement does not constitute a waiver of any right or remedy other than in relation to the specific waiver expressly given under this Agreement.

(e)
Nothing in this Agreement shall affect the rights of any Finance Party in respect of the occurrence of any other Default or Event of Default which is continuing and which has not been remedied or waived in accordance with the terms of the Finance Documents or which arises on or after the date of this Agreement.

8.	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

9.	ENFORCEMENT

9.1	Jurisdiction of English courts

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(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)
This Clause 9.1 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

9.2	Arbitration

(a)
Notwithstanding the above terms of this Clause, if the BPIAE Agent so elects in writing, any dispute, difference, claim or controversy arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules (for the purposes of this Subclause, the Rules).

(b)
The Rules are incorporated by reference into this Clause and capitalised terms used in this Clause which are not otherwise defined in this Agreement, have the meaning given to them in the Rules. Any requirement in the Rules to take account of the nationality of a person considered for appointment as an arbitrator shall be disapplied and a person shall be nominated or appointed as an arbitrator (including as Chairman) regardless of his or her nationality.

(c)	The number of arbitrators shall be three. The parties agree that the London Court of International Arbitration shall appoint the Arbitral Tribunal without regard to any party's nomination.

(d)	Each Obligor and each Finance Party:

(i)	expressly agrees and consents to this procedure for nominating and appointing the Arbitral Tribunal; and

(ii)	irrevocably and unconditionally waives any right to choose its own arbitrator.

(e)	The seat, or legal place of arbitration, shall be London. The language used in the arbitral proceedings shall be English.

9.3	Waiver of trial by jury
Each party waives any right it may have to a jury trial of any claim or cause of action in connection with any finance document or any transaction contemplated by any finance document. This agreement may be filed as a written consent to trial by the court.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1
CONDITIONS PRECEDENT

1.	Corporate documentation

(a)
A copy of the constitutional documents of each Obligor (it being understood and agreed that the copies of the constitutional documents of any Obligor previously delivered to the BPIAE Agent on or prior to the date of this Agreement shall not be required to be redelivered pursuant to this paragraph (A)(1)).

(b)	A copy of a resolution of the board of directors or members (as applicable) of each Obligor:

(i)
approving the terms of, and the transactions contemplated by, this Agreement and the Amended and Restated Facility Agreement and resolving that it execute, deliver and perform the Amended and Restated Facility Agreement and the Agreement;

(ii)	authorising a specified person or persons to execute this Agreement on its behalf; and

(iii)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Amended and Restated Facility Agreement and the Agreement.

(c)
A specimen of the signature of each person authorised on behalf of an Obligor to enter into the Agreement or to sign or send any document or notice in connection with the Amended and Restated Facility Agreement and the Agreement (unless previously delivered to the BPIAE Agent on or prior to the date of this Agreement).

(d)	A certificate of an authorised officer of each Obligor certifying that:

(i)
each copy document specified in paragraph (1)(a) of this Schedule delivered by such Obligor is true and complete as in effect on the date of such certificate, or if previously delivered to the BPIAE Agent, a certification that such documents previously delivered to the BPIAE Agent have not been amended, supplemented or otherwise modified (except for those amendments, modifications, waivers, supplements thereto for which true and complete copies have been provided to the BPIAE Agent) and such documents previously delivered (together with any amendments, modifications, waivers or supplements thereto delivered to the BPIAE Agent, if applicable) remain true and complete copies;

(ii)
each copy document specified in paragraph (1)(b) of this Schedule delivered by such Obligor is true and complete and has not been amended, annulled, rescinded or revoked and there exist no other resolutions of the Obligor relating to the matters set forth therein; and

(iii)	borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(e)	A certificate of an authorised signatory of the Parent:

(i)	confirming that entering into the Permitted HY Issuance would not cause any borrowing, guaranteeing, securing or similar binding limit on it to be breached;

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(ii)	certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement; and

(iii)
certifying that the Parent Notes Indenture and the Parent Notes are substantially consistent with the Description of Notes except as otherwise agreed in writing between the BPIAE Agent (acting on the instructions of the Lenders) and the Borrower.

2.	Legal opinion

(a)
A no conflict legal opinion of Milbank under English law addressed to the BPIAE Agent (for itself and for the benefit of the Lenders) in form and substance reasonably satisfactory to the BPIAE Agent (acting on the instructions of the Lenders).

(b)
A reliance opinion addressed to the BPIAE Agent (for itself and for the benefit of the Lenders) in form and substance reasonably satisfactory to the BPIAE Agent (acting on the instructions of the Lenders) in relation to the legal opinion of Milbank under New York law addressed to Deutsche Bank Securities Inc. (as representative of the several initial purchasers of the Parent Notes) in relation to the Parent Notes.

(c)
A capacity legal opinion of Milbank under New York law in relation to the Obligors addressed to the BPIAE Agent (for itself and for the benefit of the Lenders) in form and substance reasonably satisfactory to the BPIAE Agent (acting on the instructions of the Lenders).

3.	TAS Payment Instruments

(a)
A copy of the omnibus termination agreement in relation to the TAS Payment Instruments, Security and Intercreditor Agreement and certain Control Agreements, executed by the Borrower, TAS, [***] and the BPIAE Agent.

(b)	A copy of the Satellite Supply Contract Amendment Agreement.

(c)	A notice of assignment from the Borrower to the Excluded Company in agreed form.

(d)	An acknowledgment of notice of assignment from the Excluded Company to the Borrower, the Security Agent and the BPIAE Agent in agreed form.

4.	BPIAE Insurance Policy
Confirmation by BPIAE that: (a) following issuance of the high yield bond by the Parent as contemplated in the notifications under the BPIAE Policy dated 29 January 2018 and 22 February 2018 (the BPIAE Notifications) it will issue and execute an amendment to the BPIAE Insurance Policy consistent with the terms of the BPIAE Notifications; and (b) until execution of such amendment by BPIAE and all Lenders, the BPIAE Insurance Policy in its current form (as supplemented by the BPIAE Notifications) shall continue in full force and effect in accordance with its terms.

5.	Other documents and evidence

(a)	An amended Base Case, substantially in the form provided to the BPIAE Agent (acting on behalf of the Lenders) on or about 15 February 2018.

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(b)	An updated Group structure chart.

(c)	Evidence that all fees, costs and expenses then due and payable from the Borrower under this Agreement have been paid.

(d)
A copy of any other Authorisation or other document, opinion or assurance which the BPIAE Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by, this Agreement or for the validity and enforceability of this Agreement.

(e)	A copy of the Funds Flow Memorandum.

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SCHEDULE 2
DESCRIPTION OF NOTES

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DESCRIPTION OF THE NOTES
Iridium Communications Inc., a Delaware corporation (the “Issuer”), will issue the notes under an indenture between the Issuer and U.S. Bank, National Association, as trustee (in such capacity, together with any successor trustee, the “Trustee”).
In this description, references to the “Issuer” refer only to Iridium Communications Inc. and not to any of its Subsidiaries.
The following description is a summary of the material provisions of the indenture. It does not restate that agreement in its entirety. The Issuer urges you to read the indenture because it, and not this description, defines your rights as holders of the notes. Copies of the indenture are available as set forth below under “—Additional Information.” Certain defined terms used in this description but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture.
The registered holder of a note will be treated as the owner of it for all purposes. Only registered holders will have rights under the indenture.
Brief Description of the Notes
The Notes
The notes will be senior unsecured obligations of the Issuer and will:

•	rank contractually equally in right of payment with all future senior Indebtedness of the Issuer;

•	rank contractually senior in right of payment to all future Subordinated Indebtedness of the Issuer;

•
be effectively subordinated to any existing and future secured obligations of the Issuer (including the Issuer’s guarantee of the Opco Credit Agreement), to the extent of the value of the collateral securing such obligations; and

•	be structurally subordinated to all future liabilities of any Subsidiaries of the Issuer that do not guarantee the notes, including Indebtedness under the Opco Credit Agreement.
The Issuer is a holding company that directly and indirectly owns Iridium Holdings LLC (“Intermediate Holdco”) and its Subsidiaries, including Iridium Satellite LLC (“Opco”) and its Subsidiaries. The operations of the Issuer are conducted through Intermediate Holdco and its Subsidiaries and, therefore, the Issuer depends on the cash flow of Intermediate Holdco and its Subsidiaries to meet its obligations, including its obligations under the notes. There can be no assurance that sufficient funds will be available when necessary to make any required cash payments under the notes. Further, the ability of the Issuer’s Subsidiaries to pay dividends or make loans or other payments or distributions is subject to restrictions under the Opco Credit Agreement. In particular, the terms of the Opco Credit Agreement restrict the Issuer’s Subsidiaries from making dividends or other payments to the Issuer if there is a default under the Opco Credit Agreement. If this occurs, the Issuer would be unable to satisfy its obligations under the notes unless it can timely cure the default.
Any right of the Issuer to receive assets of any of its Subsidiaries upon that Subsidiary’s bankruptcy, liquidation or reorganization (and the consequent right of the holders of the notes to participate in those assets) will be effectively subordinated to the claims of that Subsidiary’s creditors, except to the extent that the Issuer is itself reorganized as a creditor of that Subsidiary, in which case the claims of the Issuer would still be subordinate in right of payment to any security in the assets of the Subsidiary and any indebtedness of that Subsidiary senior to that held by the Issuer. After giving effect to the issuance of the notes offered hereby and the use of proceeds therefrom, the Issuer’s Subsidiaries accounted for approximately 100% of its total revenue for the twelve months ended December 31, 2017, and held 97.9% of its total assets and approximately 88.6% of its total liabilities as of December 31, 2017 (other than the notes offered hereby).

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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As indicated above, payments on the notes will be structurally subordinated to all indebtedness and other liabilities of the Issuer’s Subsidiaries unless such Subsidiaries are required to guarantee the notes in the future pursuant to the terms of the Indenture. See “Risk Factors—Risks Related to the Notes—Because we are the sole obligor of the Notes, and our subsidiaries will not guarantee our obligations under the Notes, the Notes will be structurally subordinated to the debt and other liabilities of our subsidiaries, and the assets of those subsidiaries may not be available to make payments on the Notes.” Additionally, the notes will be unsecured and effectively subordinated to any future secured indebtedness of the Issuer.” Although the indenture contains limitations on the amount of additional Indebtedness that the Issuer’s Subsidiaries may incur, under certain circumstances the indenture will permit the Issuer’s Subsidiaries to incur additional indebtedness and the amount of such indebtedness could be substantial. See “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock” below.
As of the date of the indenture, all of the Issuer’s Subsidiaries are expected to be “Restricted Subsidiaries.” However, under the circumstances described under “—Certain Covenants,” the Issuer will be permitted to designate certain of its Subsidiaries as “Unrestricted Subsidiaries.” The Unrestricted Subsidiaries will not be subject to any of the restrictive covenants in the indenture and will not guarantee the notes.
The indenture will not be qualified under the TIA, and the TIA shall not apply to or in any way govern the terms of the indenture. As a result, no provisions of the TIA will be incorporated into the indenture unless expressly incorporated pursuant to this “Description of the Notes.”
Principal, Maturity and Interest
The Issuer will issue $360 million aggregate principal amount of senior notes in this offering. The notes will mature on April 15, 2023. Subject to compliance with the covenant described below under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock,” the Issuer may issue additional notes from time to time after this offering under the indenture (“Additional Notes”). The notes offered hereby and any Additional Notes and subsequently issued under the indenture shall be treated as a single class for all purposes under the indenture, including waivers, amendments, redemptions and offers to purchase; provided, however, that any Additional Notes that are not fungible with the notes offered hereby for U.S. federal income tax purposes will have a separate CUSIP. Unless the context requires otherwise, references to “notes” for all purposes of the indenture and this “Description of the Notes” include any Additional Notes that are actually issued.
Each note will bear interest at a rate of 10.250% per annum from the Issue Date or from the most recent date to which interest has been paid or provided for, payable semiannually on April 15 and October 15 of each year (each such date, an “Interest Payment Date”), commencing with October 15, 2018, to holders of record at the close of business on April 1 and October 1 (whether or not such date is a business day) immediately preceding each Interest Payment Date. Interest will be paid on the basis of a 360-day year consisting of twelve 30-day months. The notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Interest on the notes shall be payable entirely in cash on the then outstanding principal amount of the notes.
Methods of Receiving Payments on the Notes
All payments on the notes will be made at the office or agency of the paying agent within the continental United States unless the Issuer elects to make interest payments due on an interest payment date by check mailed to the persons entitled thereto at their address set forth in the register of holders; provided that if a holder of notes has given wire transfer instructions to the paying agent at least fifteen (15) business days prior to an interest payment date, the Issuer will pay all interest on that holder’s notes due on an Interest Payment Date in accordance with those instructions. All payments on global notes will be made in accordance with applicable DTC procedures.
Paying Agent and Registrar for the Notes
The Trustee will initially act as paying agent and registrar. The Issuer may change the paying agent or registrar without prior notice to the holders of the notes, and the Issuer or any of its Subsidiaries may act as paying agent or registrar.
Transfer and Exchange

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A holder may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders of the notes will be required to pay all taxes due on transfer. The Issuer will not be required to transfer or exchange any note selected for redemption, except the unredeemed portion of any note being redeemed in part. Also, the Issuer will not be required to transfer or exchange any note for a period of fifteen (15) days before the mailing of a notice of redemption of notes to be redeemed.
Note Guarantees
On the Issue Date, the notes will not be guaranteed by any of the Issuer’s Subsidiaries.
If after the Issue Date the notes become guaranteed, each Note Guarantee will be a continuing guarantee and, subject to the next succeeding paragraph, shall:
(1)    remain in full force and effect until payment in full of all the Guaranteed Obligations;
(2)    be binding upon each such Guarantor and its successors and assigns; and
(3)    inure to the benefit of and be enforceable by the Trustee, the holders and their successors, transferees and assigns.
A Note Guarantee of a Guarantor will be automatically and unconditionally released and discharged upon:
(a)    the sale, exchange, disposition or other transfer (including through merger or consolidation) of (x) the Capital Stock of such Guarantor to a Person that is not (either before or after giving effect to such transaction) the Issuer or a Restricted Subsidiary of the Issuer, if after such transaction the Guarantor is no longer a Restricted Subsidiary, or (y) all or substantially all the assets of such Guarantor if such sale, exchange, disposition or other transfer is made in compliance with the indenture;
(b)    the Issuer designating such Guarantor to be an Unrestricted Subsidiary in accordance with the provisions set forth under “—Certain Covenants—Restricted Payments” and the definition of “Unrestricted Subsidiary;”
(c)    in the case of any Restricted Subsidiary that after the Issue Date is required to guarantee the notes pursuant to the covenant described under “—Certain Covenants—Future Guarantees,” the release or discharge of the guarantee by such Restricted Subsidiary of Indebtedness of the Issuer or any Restricted Subsidiary or the repayment of the Indebtedness or Disqualified Stock, in each case, that resulted in the obligation to guarantee the notes, except if a release or discharge is by or as a result of payment in connection with the enforcement of remedies under such other guarantee;
(d)    the Issuer’s exercise of its legal defeasance option or covenant defeasance option as described under “—Legal Defeasance and Covenant Defeasance,” or if the Issuer’s Obligations under the indenture are discharged in accordance with the terms of the indenture;
(e)    the release or discharge of the Obligations of such Guarantor that required the Guarantor to provide the Note Guarantee, except a discharge or release by or as a result of payment in connection with the enforcement of remedies under such guarantee of direct obligation; or
(f)    such Guarantor ceasing to be a Wholly-Owned Domestic Subsidiary of the Issuer or the dissolution of such Guarantor.
Optional Redemption
At any time prior to April 15, 2020, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of notes (calculated after giving effect to the issuance of any Additional Notes) issued under the indenture at the redemption price of 110.250% of the principal amount of notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption (subject to the right of holders of notes on a relevant record date to

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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receive interest on an interest payment occurring on or prior to the redemption date), with the net cash proceeds of an Equity Offering; provided that:
(1)    at least 60% of the aggregate principal amount of notes issued under the indenture (including any Additional Notes, but excluding notes held by the Issuer, any direct or indirect parent of the Issuer or any of the Issuer’s Subsidiaries) remain outstanding immediately after the occurrence of such redemption; and
(2)    the redemption occurs within 180 days of the date of the closing of such Equity Offering.
In addition, at any time prior to April 15, 2020, the Issuer may on any one or more occasions redeem all or a portion of the notes at a redemption price equal to 100% of the principal amount of the notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest to, the date of redemption, subject to the rights of holders of notes on a relevant record date to receive interest due on an interest payment date occurring on or prior to the redemption date.
The Issuer will have the right to redeem the notes at 101% of the principal amount thereof following the consummation of a Change of Control if at least 90% of the notes outstanding prior to such consummation are purchased pursuant to a Change of Control Offer with respect to such Change of Control.
Except pursuant to the preceding paragraphs, the notes will not be redeemable at the Issuer’s option prior to April 15, 2020.
On or after April 15, 2020, the Issuer may on any one or more occasions redeem all or a portion of the notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the notes redeemed, to the applicable date of redemption, if redeemed during the 12-month period beginning on April 15 of the years indicated below, subject to the rights of holders of notes on a relevant record date to receive interest due on an interest payment date occurring on or prior to the redemption date:

Year	Percentage
2020	105.125%
2021	102.563%
2022 and thereafter	100.000%

In connection with any redemption of notes (including with net cash proceeds of an Equity Offering), any such redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, consummation of any related Equity Offering, consummation of a Change of Control or consummation of a refinancing of any Indebtedness. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the redemption date, or by the redemption date so delayed.
Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the notes or portions thereof called for redemption on the applicable redemption date.
Mandatory Redemption
The Issuer is not required to make mandatory redemption or sinking fund payments with respect to the notes.
Selection and Notice

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If less than all of the notes are to be redeemed at any time, the notes shall be selected for redemption by lot. If the notes are represented by global notes, interests in such global notes will be selected for redemption by DTC in accordance with its applicable procedures.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail (or with respect to global notes, to the extent permitted or required by applicable DTC procedures or regulations, sent electronically) at least 30 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be mailed or sent more than 90 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the indenture.
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. A new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note (or transferred by book entry). Notes called for redemption become due on the date fixed for redemption. Unless the Issuer defaults in the payment of the redemption price on and after the redemption date, interest will cease to accrue on notes or portions of notes called for redemption.
Repurchase at the Option of Holders
Change of Control
If a Change of Control occurs, each holder of notes will have the right to require the Issuer to repurchase all or any portion (equal to a minimum denomination of $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes pursuant to a Change of Control Offer on the terms set forth in the indenture; provided that any unpurchased portion of a note must be in a minimum denomination of $2,000. In the Change of Control Offer, the Issuer will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of notes repurchased, plus accrued and unpaid interest, if any, on the notes repurchased to the date of purchase (the “Change of Control Payment Date”), subject to the rights of holders of notes on a relevant record date to receive interest due on an interest payment date occurring on or prior to the Change of Control Payment Date. Within 30 days following any Change of Control, except to the extent the Issuer has delivered notice to the Trustee of its intention to redeem notes as described above under “—Optional Redemption,” the Issuer will mail (or with respect to global notes to the extent permitted or required by applicable DTC procedures or regulations, send electronically) a notice to each holder, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, which date will be no earlier than 30 days and no later than 90 days from the date such notice is mailed or sent, pursuant to the procedures required by the indenture and described in such notice. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.
On the Change of Control Payment Date, the Issuer will, to the extent lawful:
(1)    accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2)    deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3)    deliver or cause to be delivered to the Trustee the notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of notes or portions of notes being purchased by the Issuer.
The paying agent will promptly deliver to each holder of notes properly tendered the Change of Control Payment for such notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any. The Issuer

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will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require the Issuer to make a Change of Control Offer following a Change of Control will be applicable whether or not any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control, the indenture will not contain provisions that permit the holders of the notes to require that the Issuer repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
The Issuer will not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by the Issuer and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given to the Trustee pursuant to the indenture as described above under “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price. Notwithstanding anything to the contrary contained herein, a Change of Control Offer may be made in advance of a Change of Control, or conditioned upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of the Issuer and its Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require the Issuer to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of the Issuer and its Subsidiaries taken as a whole to another Person or group may be uncertain.
The Issuer’s obligation to make a Change of Control Offer may be waived or modified or terminated with the written consent of the Holders of a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes) prior to the occurrence of such Change of Control.
Asset Sales
The Issuer will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:
(1)    the Issuer (or the Restricted Subsidiary, as the case may be) receives consideration at the time of the Asset Sale at least equal to the Fair Market Value (measured as of the date of the definitive agreement with respect to such Asset Sale) of the assets or Equity Interests issued or sold or otherwise disposed of; and
(2)    at least 75% of the consideration received in the Asset Sale by the Issuer or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following will be deemed to be cash:
(a)    any liabilities (other than liabilities that are by their terms subordinated to the notes) of the Issuer or such Restricted Subsidiary (as shown on the Issuer’s or such Restricted Subsidiary’s most recent consolidated balance sheet or in the notes thereto) that are assumed by the transferee of any such assets pursuant to a customary novation or indemnity agreement that releases the Issuer or such Restricted Subsidiary from or indemnifies against further liability;
(b)    any securities, notes, other obligations or assets received by the Issuer or such Restricted Subsidiary from such transferee that are, within 180 days, converted by the Issuer or such Restricted Subsidiary into cash or Cash Equivalents, to the extent of the cash or Cash Equivalents received in that conversion; and
(c)    any Designated Non-cash Consideration received by the Issuer or such Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-cash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed $25.0 million

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(with the Fair Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value).
Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Issuer (or the applicable Restricted Subsidiary, as the case may be) may apply such Net Proceeds:
(1)    to repay any Indebtedness of a Restricted Subsidiary of the Issuer (other than Indebtedness owed to the Issuer or another Restricted Subsidiary), including the Opco Credit Agreement and any other Indebtedness that is Guaranteed by the Issuer;
(2)    to repay Indebtedness or other Obligations of the Issuer that rank pari passu with the notes; provided that the Issuer shall equally and ratably redeem or repurchase the notes as described above under “—Optional Redemption,” or by making an offer (in accordance with the procedures set forth below for an Asset Sale Offer) to all holders to purchase the notes at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of repayment;
(3)    to acquire all or substantially all of the assets of, or any Capital Stock of, a Permitted Business, if, after giving effect to any such acquisition, of such assets or Capital Stock, the Permitted Business is or becomes a Restricted Subsidiary of the Issuer or additional Capital Stock of an existing non-Wholly Owned Restricted Subsidiary;
(4)    to make a capital expenditure;
(5)    to acquire other assets that are used or useful in a Permitted Business; or
(6)    any combination of the foregoing.
The Issuer will be deemed to have complied with the provisions set forth in clause (3), (4), (5) or (6) of the preceding paragraph if, within 365 days after the Asset Sale that generated the Net Proceeds, the Issuer (or the applicable Restricted Subsidiary) has entered into and not abandoned or rejected a binding agreement to acquire all or substantially all of such assets of, or any Capital Stock of, another Permitted Business or to make a capital expenditure or acquire such other assets that are used or useful in a Permitted Business and that acquisition or capital expenditure is thereafter completed within 180 days after the end of such 365-day period.
Pending the final application of any such amount of Net Proceeds, the Issuer or any Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest or utilize such Net Proceeds in any manner not prohibited by the indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the second paragraph of this covenant will constitute “Excess Proceeds”; provided that any amount of proceeds offered to holders in accordance with clause (2) of the second paragraph of this covenant or pursuant to an Asset Sale Offer (as defined below) made at any time after the Asset Sale shall be deemed to have been applied as required and shall not be deemed to be Excess Proceeds without regard to the extent to which such offer is accepted by the holders. When the aggregate amount of Excess Proceeds exceeds $50.0 million, the Issuer will make an offer (an “Asset Sale Offer”) to all holders of the notes and Indebtedness of the Issuer or any Guarantor that ranks pari passu with the notes and containing provisions similar to those set forth in the indenture with respect to offers to purchase, prepay or redeem with the proceeds of sales of assets to purchase, prepay or redeem on a pro rata basis the maximum principal amount (or accreted value, if applicable) of notes and such other pari passu Indebtedness (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith) that may be purchased, prepaid or redeemed out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to but not including the date of purchase, prepayment or redemption, subject to the rights of holders of notes on a relevant record date to receive interest due on an interest payment date occurring on or prior to the Issue Date, and will be payable in cash. The Issuer may satisfy the foregoing obligations with respect to such Net Proceeds from an Asset Sale by making an Asset Sale Offer with respect to such Net Proceeds at any time prior to the expiration of the application period or by electing to make an Asset Sale Offer with respect to such Net Proceeds.

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If any Excess Proceeds remain after consummation of an Asset Sale Offer, including any such offer made pursuant to clause (2) of the second paragraph of this covenant (any such amount, “Retained Declined Proceeds”), the Issuer may use those Retained Declined Proceeds for any purpose not otherwise prohibited by the indenture. If the aggregate principal amount of notes and other pari passu Indebtedness tendered in (or required to be prepaid or redeemed in connection with) such Asset Sale Offer exceeds the amount of Excess Proceeds, the Issuer will select the notes and such other pari passu Indebtedness to be purchased on a pro rata basis, based on the amounts tendered or required to be prepaid or redeemed and thereafter the Trustee will select the notes to be purchased on a pro rata basis (subject to applicable DTC procedures with respect to the global notes) based on the principal amount tendered (with, in each case, such adjustments as may be deemed appropriate by the Issuer or the Trustee, as applicable, so that only notes in minimum denominations of $2,000, or an integral multiple of $1,000 in excess thereof, will be purchased; provided that any unpurchased portion of a note must be in a minimum denomination of $2,000). Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.
The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of the indenture, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of the indenture by virtue of such compliance.
The agreements governing our existing Indebtedness, including the Opco Credit Agreement, contain, and future agreements may contain, prohibitions of certain events, including events that would constitute a Change of Control or an Asset Sale. The exercise by the holders of notes of their right to require the Issuer to repurchase the notes upon a Change of Control or an Asset Sale could cause a default under these other agreements, even if the Change of Control or Asset Sale itself does not cause a default, due to the financial effect of such repurchases on us. In the event a Change of Control or Asset Sale occurs at a time when the Issuer is prohibited from purchasing notes, we could seek the consent of lenders under the Opco Credit Agreement or such other Indebtedness to the purchase of notes or could attempt to refinance the borrowings that contain such prohibition. If we do not obtain consent or repay those borrowings, the Issuer will remain prohibited from purchasing notes. In that case, the Issuer’s failure to purchase tendered notes would constitute an Event of Default under the indenture, which could, in turn, constitute a default under the Opco Credit Agreement and such other Indebtedness. Finally, the Issuer’s ability to pay cash to the holders of notes upon a repurchase may be limited by the Issuer’s then existing financial resources. See “Risk Factors—Risks Relating to the Notes—We are a holding company with no operations, and unless we receive dividends or other payments from our subsidiaries, we may be unable to meet our obligations under the Notes and fulfill our other cash obligations.”
Because the Opco Credit Agreement is secured by substantially all of the Issuer’s and its Subsidiaries that are guarantors under the Opco Credit Agreement’s properties and assets, and since the definition of “Net Proceeds” excludes all amounts in respect of any Asset Sale that are used to repay any Indebtedness that is secured by property or assets that are the subject of such Asset Sale, it is unlikely that any meaningful amount of Net Proceeds will be generated from any Asset Sale so long as the Opco Credit Agreement remains outstanding.
Certain Covenants
Restricted Payments
The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:
(1)    declare or pay any dividend or make any other payment or distribution on account of the Issuer’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Issuer or any of its Restricted Subsidiaries) (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Issuer and other than dividends or distributions payable to the Issuer or a Restricted Subsidiary of the Issuer);

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2)    purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Issuer) any Equity Interests of the Issuer or any direct or indirect parent of the Issuer;
(3)    make any voluntary or optional payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of the Issuer or any Guarantor that is contractually subordinated to the notes or to any Note Guarantee, except a payment of interest when due or principal at the Stated Maturity thereof or the purchase, redemption, repurchase, defeasance, acquisition or retirement for value of any such Indebtedness within 365 days of the Stated Maturity thereof; or
(4)    make any Restricted Investment (all such payments and other actions set forth in these clauses (1) through (4) above being collectively referred to as “Restricted Payments”), unless, at the time of and after giving effect to such Restricted Payment:
(a)    no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;
(b)    in the case of any Restricted Payment by the Issuer or any of its Restricted Subsidiaries, the Issuer would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Total Leverage Ratio test set forth in the first paragraph of the covenant described below under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock”; and
(c)    such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Issuer or its Restricted Subsidiaries since the Issue Date (excluding Restricted Payments permitted by clauses (1), (2), (4), (5), (6), (7), (8), (10), (11), (12) and (13) of the next succeeding paragraph) is less than the sum, without duplication of:
(1)    50% of the Consolidated Net Income of the Issuer for the period (taken as one accounting period) beginning with the fiscal quarter in which the Issue Date occurs to the end of the most recently ended fiscal quarter for which internal financial statements of the Issuer are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus
(2)    100% of the aggregate net proceeds, including cash and Fair Market Value of property other than cash (as determined in accordance with the second succeeding paragraph), received by the Issuer since the Issue Date as a contribution to its common equity capital or from the issue or sale of Qualifying Equity Interests of the Issuer or any direct or indirect parent of the Issuer (excluding, without duplication, Designated Preferred Stock and Excluded Contributions), or from the issue or sale of Disqualified Stock of the Issuer or debt securities of the Issuer, in each case that have been converted into or exchanged for Qualifying Equity Interests of the Issuer (other than Qualifying Equity Interests and convertible or exchangeable Disqualified Stock or debt securities sold to a Subsidiary of the Issuer); plus
(3)    (a) 100% of the aggregate amount of cash and the Fair Market Value of property other than cash (as determined in accordance with the second succeeding paragraph) received by the Issuer or a Restricted Subsidiary of the Issuer from the sale or disposition (other than to the Issuer or a Restricted Subsidiary of the Issuer) of Restricted Investments made after the Issue Date and from repurchases and redemptions of such Restricted Investments from the Issuer and its Restricted Subsidiaries by any Person (other than the Issuer or its Restricted Subsidiaries) and from repayments of loans or advances that constituted Restricted Investments made after the Issue Date and (b) to the extent that any Restricted Investment that was made on or after the Issue Date is made in an entity that subsequently becomes a Restricted Subsidiary, 100% of the Fair Market Value of the Restricted Investment of the Issuer in such Restricted Subsidiary as of the date such entity becomes a Restricted Subsidiary; plus
(4)    in the event that any Unrestricted Subsidiary of the Issuer designated as such after the Issue Date is redesignated as a Restricted Subsidiary or has been merged or consolidated with or into or transfers or conveys

0080105-0000405 PA:20488617.7	21
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
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its assets to, or is liquidated into, the Issuer or a Restricted Subsidiary of the Issuer, in each case after the Issue Date, 100% of the Fair Market Value of the Issuer’s Restricted Investment in such Subsidiary (as determined in accordance with the second succeeding paragraph) as of the date of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), after deducting any Indebtedness associated with the Unrestricted Subsidiary so designated or combined or any Indebtedness associated with the assets so transferred or conveyed (other than in each case to the extent that the designation of such Subsidiary as an Unrestricted Subsidiary constituted a Permitted Investment).
The preceding provisions will not prohibit:
(1)    the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of the Issuer to the holders of its Equity Interests so long as the Issuer or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution;
(2)    the making of any Restricted Payment in exchange for, or out of or with the net cash proceeds of the substantially concurrent sale (within 90 days of such sale) (other than to a Subsidiary of the Issuer) of, Equity Interests of the Issuer (other than Disqualified Stock) or from the substantially concurrent contribution (within 90 days of such contribution) of common equity capital to the Issuer; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will not be considered to be net proceeds of Qualifying Equity Interests for purposes of clause (c)(2) of the immediately preceding paragraph;
(3)    the payment of any dividend or the consummation of any redemption within 60 days after the date of declaration of the dividend or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of the indenture;
(4)    the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of the Issuer or any Guarantor that is contractually subordinated to the notes or to any Note Guarantee with the net cash proceeds from a substantially concurrent incurrence of Refinancing Indebtedness;
(5)    the repurchase, retirement or other acquisition (or the declaration and payment of dividends to, or the making of loans to, any direct or indirect parent of the Issuer, to finance any such repurchase, retirement or other acquisition) for value of Equity Interests of the Issuer, any direct or indirect parent of the Issuer or any Restricted Subsidiary of the Issuer held by any future, present or former employee, director or consultant of the Issuer, any direct or indirect parent of the Issuer or any Subsidiary of the Issuer (or any such Person’s estates or heirs) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other employment agreement or similar arrangements; provided that the aggregate amounts paid under this clause (5) do not exceed $2.0 million in any calendar year (with unused amounts in any calendar year being permitted to be carried over the next two succeeding calendar years); provided, further, that such amount in any calendar year may be increased by an amount not to exceed:
(a)    the cash proceeds received by the Issuer or any of its Restricted Subsidiaries from the sale of Qualifying Equity Interests of the Issuer or any direct or indirect parent of the Issuer (to the extent contributed to the Issuer), to members of management, directors or consultants of the Issuer and its Restricted Subsidiaries or any direct or indirect parent of the Issuer that occurs after the Issue Date; provided that the amount of such cash proceeds utilized for any such repurchase, retirement, other acquisition or dividend will not increase the amount available for Restricted Payments under clause (c) of the immediately preceding paragraph; plus
(b)    the cash proceeds of key man life insurance policies received by the Issuer or any direct or indirect parent of the Issuer (to the extent contributed to the Issuer), and its Restricted Subsidiaries after the Issue Date;
provided that the Issuer may elect to apply all or any portion of the aggregate increase contemplated by clauses (a) and (b) above in any calendar year;

0080105-0000405 PA:20488617.7	22
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(6)    the repurchase of Equity Interests (or the declaration and payment of any dividends to, or the making of loans to, any direct or indirect parent of the Issuer to finance such repurchase) (i) deemed to occur upon the exercise of stock options, warrants or other similar stock-based awards or other Equity Interests to the extent such Equity Interests represent a portion of the exercise price of those stock options, warrants or other similar stock-based awards or other Equity Interests, or (ii) in connection with a gross-up or set-off for tax withholding related to such Equity Interests;
(7)    the declaration and payment of regularly scheduled or accrued dividends to holders of a class or series of Disqualified Stock of the Issuer or any preferred stock of any Restricted Subsidiary of the Issuer issued on or after the Issue Date in accordance with the covenant described below under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock”;
(8)    payments of cash, dividends, distributions, advances or other Restricted Payments by the Issuer or any of its Restricted Subsidiaries to allow the payment of cash in lieu of the issuance of fractional shares or upon the purchase, redemption or acquisition of fractional shares (or the declaration and payment of any dividends to, or the making of loans to, any direct or indirect parent of the Issuer to finance such payment, purchase, redemption or acquisition), including in connection with (i) the exercise of options or warrants, (ii) the conversion or exchange of Capital Stock or (iii) stock dividends (including spin-offs otherwise permitted by this covenant), splits or combinations or business combinations;
(9)    the declaration and payment of dividends on the Issuer’s common stock or any series of preferred stock that is a Qualifying Equity Interest and is issued after the Issue Date (or the payment of dividends to any direct or indirect parent of the Issuer to fund the payment of dividends on such Equity Interests) in an aggregate amount of up to 6.0% per annum of the net proceeds received by the Issuer (or by any direct or indirect parent of the Issuer and contributed to the Issuer) from any Equity Offering of the Issuer or any direct or indirect parent of the Issuer;
(10)    Restricted Payments that are made with Excluded Contributions;
(11)    the payment, purchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness that is contractually subordinated to the notes, Disqualified Stock or preferred stock of the Issuer and its Restricted Subsidiaries pursuant to provisions similar to those described under “—Repurchase at the Option of Holders—Change of Control” and “—Repurchase at the Option of Holders—Asset Sales”; provided that, prior to such payment, purchase, redemption, defeasance or other acquisition or retirement for value, the Issuer (or a third party to the extent permitted by the indenture) has made a Change of Control Offer or Asset Sale Offer, as the case may be, with respect to the notes as a result of such Change of Control or Asset Sale, as the case may be, and has repurchased all notes validly tendered and not withdrawn in connection with such Change of Control Offer or Asset Sale Offer, as the case may be;
(12)    other Restricted Payments in an aggregate amount taken together will all other Restricted Payments made pursuant to this clause (12) not to exceed $25.0 million;
(13)    payments and distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a sale, consolidation, merger or transfer of all or substantially all of the assets of the Issuer and its Restricted Subsidiaries taken as a whole that complies with the terms of the indenture, including the covenant described under “—Merger, Consolidation or Sale of Assets”; and
(14)    (a) dividends and distributions payable to the holders of the Series A Preferred Shares and the Series B Preferred Shares to the extent permitted by the Opco Credit Agreement and (b) the declaration and payment of dividends or distributions to holders of any class or series of preferred stock (other than Disqualified Stock) issued by the Issuer after the Issue Date; provided, however, that (A) for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such preferred stock or the declaration of such dividends, on a Pro Forma Basis, the Issuer would be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the Ratio Debt test in the first paragraph of the covenant described under “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” and (B) the aggregate amount of dividends declared and paid pursuant to this clause (14)(b) does not exceed the net cash

0080105-0000405 PA:20488617.7	23
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

proceeds received by the Issuer from any such sale of preferred stock (other than Disqualified Stock) issued after the Issue Date.
provided however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (12) and (14), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof.
The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Issuer or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. If the Issuer makes a Restricted Payment that, at the time of the making of such Restricted Payment, in the good faith determination of the Issuer, would be permitted under the requirements of the indenture, such Restricted Payment shall be deemed to have been made in compliance with the indenture notwithstanding any subsequent adjustment made in good faith to the issuer’s financial statements affecting Consolidated Net Income. In addition, for purposes of determining compliance with this covenant, in the event of a (x) Permitted Investment or (y) Restricted Payment that meets the criteria of more than one of the types of Restricted Payments described above or Permitted Investments described below in the definition of “Permitted Investment”, in either case, the Issuer may order and classify, and from time to time may reclassify, such Restricted Payment or Permitted Investment if that classification would have been permitted at the time such Restricted Payment or Permitted Investment was made or at the time of the reclassification.
Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock
The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Issuer will not issue any Disqualified Stock and will not permit (a) any of its Restricted Subsidiaries to issue any shares of Disqualified Stock or (b) any of its Restricted Subsidiaries that are not Guarantors to issue any shares of preferred stock; provided, however, that the Issuer may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and any Guarantor may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock or preferred stock, if the Consolidated Total Leverage Ratio for the Issuer’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or such preferred stock is issued, as the case may be, would have been less than or equal to 6.00 to 1.00 (“Ratio Debt”).
The first paragraph of this covenant will not prohibit the incurrence of any of the following (collectively, “Permitted Debt”):
(1)    the incurrence by Issuer or its Restricted Subsidiaries of Indebtedness under any Credit Agreement, the guarantees thereof and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof) up to an aggregate outstanding principal amount not to exceed the greater of (x) $1,800 million or (y) an unlimited amount of Indebtedness incurred by Intermediate Holdco or its Restricted Subsidiaries (and the guarantee thereof by the Issuer) under any Credit Agreement so long as at the time of incurrence and after giving pro forma effect thereto (including the use of proceeds therefrom) the Consolidated Total Leverage Ratio of Intermediate Holdco would have been less than or equal to 4.50 to 1.00 plus, in the case of any refinancing of any Indebtedness permitted under this clause (1) or any portion thereof, the aggregate amount of fees, underwriting discounts, accrued and unpaid interest, premiums, consent payments and other costs and expenses incurred in connection with such refinancing;
(2)    Indebtedness of the Issuer and its Restricted Subsidiaries existing on the Issue Date (excluding Indebtedness described in clauses (1) and (3));
(3)    the incurrence by the Issuer and its Restricted Subsidiaries (including any future Guarantors) of Indebtedness represented by the notes to be issued on the Issue Date, and any Note Guarantee with respect to the foregoing;

0080105-0000405 PA:20488617.7	24
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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(4)    Indebtedness, Disqualified Stock or preferred stock incurred by the Issuer or any of its Restricted Subsidiaries, including Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations (including such Indebtedness as lessee or guarantor), in each case, incurred or assumed for the purpose of financing or refinancing all or any part of the acquisition, lease or cost of design, construction, installation, insurance expense, transportation, repair, replacement or improvement of property, plant or equipment used or useful in a Permitted Business or in connection with any Permitted Investment, whether through the direct purchase of assets or the acquisition of Capital Stock of any Person owning such assets in an aggregate principal amount, including all Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of (i) $75.0 million or (ii) 25% of Consolidated EBITDA at any one time outstanding, plus, in the case of any refinancing of any Indebtedness permitted under this clause (4) or any portion thereof, the aggregate amount of fees, underwriting discounts, accrued and unpaid interest, premiums and other costs and expenses incurred in connection with such refinancing;
(5)    the incurrence by the Issuer or any of its Restricted Subsidiaries of Indebtedness or Disqualified Stock or preferred stock of the Issuer or a Restricted Subsidiary that serves to refund, refinance, replace, redeem, repurchase, retire or defease, and is in an aggregate principal amount (or if issued with original issue discount an aggregate issue price) that is equal to or less than, Indebtedness incurred or Disqualified Stock or preferred stock issued as Ratio Debt or permitted under clauses (2), (3), (4), this clause (5), (12) or (20) of this paragraph or any Indebtedness incurred or Disqualified Stock or preferred stock issued to so refund, replace, refinance, redeem, repurchase, retire or defease such Indebtedness, Disqualified Stock or preferred stock, plus any additional Indebtedness incurred or Disqualified Stock or preferred stock issued to pay unpaid accrued interest and the aggregate amount of premiums (including reasonable tender premiums), and underwriting discounts, defeasance costs and fees and expenses in connection therewith (subject to the following proviso, “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:
(a)    has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or preferred stock being refunded, refinanced, replaced, redeemed, repurchased or retired;
(b)    has a Stated Maturity that is no earlier than the Stated Maturity of the Indebtedness being refunded, refinanced, replaced, redeemed, repurchased or retired;
(c)    to the extent that such Refinancing Indebtedness refinances (i) Subordinated Indebtedness, such Refinancing Indebtedness is Subordinated Indebtedness, Disqualified Stock or preferred stock or (ii) Disqualified Stock or preferred stock, such Refinancing Indebtedness is Subordinated Indebtedness, Disqualified Stock or preferred stock, respectively; and
(d)    shall not include (x) Indebtedness, Disqualified Stock or preferred stock of a Restricted Subsidiary of the Company that is not a Guarantor that refinances Indebtedness, Disqualified Stock or preferred stock of the Issuer or a Guarantor, or (y) Indebtedness or Disqualified Stock of the Issuer or Indebtedness, Disqualified Stock or preferred stock of a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or preferred stock of an Unrestricted Subsidiary;
(6)    the incurrence by the Issuer or any of its Restricted Subsidiaries of intercompany Indebtedness and cash management pooling obligations and arrangements between or among the Issuer and any of its Restricted Subsidiaries; provided, however, that:
(a)    if the Issuer or any Guarantor is the obligor on such Indebtedness (other than cash management pooling , tax and accounting obligations and arrangements) and the payee is not the Issuer or a Guarantor, such Indebtedness must be unsecured and expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the notes, in the case of the Issuer, or the Note Guarantee, in the case of the Issuer or a Guarantor; and
(b)    (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Issuer or a Restricted Subsidiary of the Issuer or (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Issuer or a Restricted Subsidiary of the Issuer will

0080105-0000405 PA:20488617.7	25
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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be deemed, in each case, to constitute an issuance of such Indebtedness by the Issuer or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);
(7)    the issuance by any of the Issuer’s Restricted Subsidiaries to the Issuer or to any other Restricted Subsidiary of the Issuer of shares of preferred stock; provided, however, that:
(a)    any subsequent issuance or transfer of Equity Interests that results in any such preferred stock being held by a Person other than the Issuer or a Restricted Subsidiary of the Issuer; or
(b)    any sale or other transfer of any such preferred stock to a Person that is not either the Issuer or a Restricted Subsidiary of the Issuer;
will be deemed, in each case, to constitute an issuance of such preferred stock by such Restricted Subsidiary that was not permitted by this clause (7);
(8)    the incurrence by the Issuer or any of the Issuer’s Restricted Subsidiaries of Hedging Obligations or Treasury Management Arrangement in the ordinary course of business and not for speculative purposes;
(9)    the guarantee by the Issuer or any Restricted Subsidiary of the Issuer of Indebtedness and cash management pooling obligations and arrangements of the Issuer or a Restricted Subsidiary of the Issuer, in each case, to the extent that the guaranteed Indebtedness was permitted to be incurred by another provision of this covenant; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the notes, then the Guarantee must be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;
(10)    the incurrence by the Issuer or any of the Issuer’s Restricted Subsidiaries of Indebtedness in respect of letters of credit, bank guarantees, workers’ compensation claims, payment obligations in connection with health or other types of social security benefits, unemployment or other issuance or self-insurance obligations, bankers’ acceptances, guarantees, performance, surety, statutory, appeal, completion, export or import, indemnities, customs, revenue bonds or similar instruments in the ordinary course of business, including guarantees or obligations with respect thereto (in each case other than for an obligation for money borrowed); provided, however, that upon the drawing of any letters of credit, such obligations are reimbursed within 30 days following such drawing;
(11)    the incurrence by the Issuer or any of the Issuer’s Restricted Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds;
(12)    Indebtedness, Disqualified Stock or preferred stock (i) of the Issuer or any of its Restricted Subsidiaries incurred or assumed in connection with an acquisition of any assets (including Capital Stock), business or Person (including any merger of such Person with the Issuer or any of its Restricted Subsidiaries) and (ii) of any Person that is acquired by the Issuer or any of its Restricted Subsidiaries or merged into or consolidated with the Issuer or a Restricted Subsidiary in accordance with the terms of the indenture up to an aggregate outstanding principal amount not to exceed the greater of (i) $75.0 million and (ii) 25% of Consolidated EBITDA;
(13)    the incurrence by the Issuer or its Restricted Subsidiaries of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price, earn outs or similar obligations, incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Issuer (other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), so long as the principal amount of such Indebtedness does not exceed the gross proceeds (including non-cash proceeds) actually received by the Issuer or any Restricted Subsidiary of the Issuer in connection with such transactions;
(14)    the incurrence by the Issuer or any of its Restricted Subsidiaries of Indebtedness arising in connection with endorsement of instruments for collection or deposit (including customary Treasury Management Arrangements) in the ordinary course of business;

0080105-0000405 PA:20488617.7	26
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(15)    the incurrence by the Issuer or any of its Restricted Subsidiaries of Indebtedness consisting of obligations to pay insurance premiums in an amount not to exceed the annual premiums in respect of such insurance premiums at any one time outstanding;
(16)    Indebtedness of the Issuer or any of its Restricted Subsidiaries, the proceeds of which are applied to defease or discharge the notes in accordance with the provisions summarized under “—Legal Defeasance and Covenant Defeasance” or “—Satisfaction and Discharge”;
(17)    take-or-pay obligations contained in supply arrangements entered into by the Issuer or a Restricted Subsidiary of the Issuer in the ordinary course of business;
(18)    Indebtedness related to unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;
(19)    the incurrence by the Issuer or any of its Restricted Subsidiaries of additional Indebtedness or the issuance by the Issuer of Disqualified Stock or the issuance by any Restricted Subsidiary of preferred stock in an aggregate principal amount (or accreted value, as applicable) or liquidation value at any time outstanding, including all Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness or liquidation value incurred pursuant to this clause (19), not to exceed the greater of (i) $100.0 million and (ii) 30% of Consolidated EBITDA, at any one time outstanding, plus in the case of any refinancing of any Indebtedness permitted under this clause or any portion thereof, the aggregate amount of fees, underwriting discounts, accrued and unpaid interest, premiums (including reasonable tender premiums) and other costs and expenses incurred in connection with such refinancing; and
(20)    Indebtedness of the Issuer or any Restricted Subsidiary, in an aggregate principal amount that does not exceed at any time outstanding 100% of the net cash proceeds received by the Issuer from the issuance or sale (other than to a Restricted Subsidiary) of Equity Interests (other than Disqualified Stock and Excluded Contributions) of the Issuer or from any capital contribution (other than Disqualified Stock and Excluded Contributions) to the Issuer, in each case, subsequent to the Issue Date; provided, however, that (a) the amount of any such net cash proceeds will be excluded for the purposes of making Restricted Payments under the first paragraph of the covenant described above under the caption “—Restricted Payments” to the extent the Issuer or any Restricted Subsidiary incurs Indebtedness pursuant to this clause (20) in reliance on such net cash proceeds.
The Issuer will not incur, and will not permit any Guarantor to incur, any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Issuer or such Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the notes and the applicable Note Guarantee on substantially identical terms; provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Issuer solely by virtue of being unsecured or by virtue of being secured on a junior priority basis.
For purposes of determining compliance with this covenant, (1) in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (20) above, or is entitled to be incurred as Ratio Debt, the Issuer will be permitted to classify such item of Indebtedness on the date of its incurrence, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant; provided that Indebtedness under any Credit Agreement outstanding on the Issue Date will be deemed to have been incurred in reliance on the exception provided by clause (1) of the definition of “Permitted Debt” and may not later be reclassified and (2) at the time of Incurrence, the Issuer will be entitled to divide and classify an item of Indebtedness as Ratio Debt or one or more of the types of Indebtedness described in clauses (1) through (20) of the definition of Permitted Debt without giving pro forma effect to the Indebtedness Incurred pursuant to clauses (1) through (20) of the definition of Permitted Debt when calculating the amount of Ratio Debt or Indebtedness under clauses (1) and (12) of the definition of Permitted Debt that may be Incurred. The accrual of interest or preferred stock dividends, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms (whether or not initially contemplated by the terms of such Indebtedness), the reclassification of preferred stock as Indebtedness due to a change in accounting principles, and the payment of dividends on preferred stock or Disqualified Stock in the form of additional shares of preferred stock or Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of preferred stock or

0080105-0000405 PA:20488617.7	27
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Disqualified Stock for purposes of this covenant or the covenant set forth under “—Liens”; provided, in each such case, that the amount thereof shall be included in Consolidated Interest Expense of the Issuer or Intermediate Holdco, as applicable, as accrued. For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be utilized, calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that the Issuer or any Restricted Subsidiary of the Issuer may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.
The amount of any Indebtedness outstanding as of any date will be:
(1)    the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(2)    the principal amount of the Indebtedness, in the case of any other Indebtedness; and
(3)    in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:
(a)    the Fair Market Value of such assets at the date of determination; and
(b)    the amount of the Indebtedness of the other Person.
Liens
The Issuer will not, and will not permit any of its Restricted Subsidiaries that are Guarantors, if any, to, directly or indirectly, create, incur or assume any Lien of any kind (other than Permitted Liens), securing Indebtedness of the Issuer or its Restricted Subsidiaries that are Guarantors, if any, on any property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, unless in each case:
(1)    in the case of Liens securing Subordinated Indebtedness, the notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens; or
(2)    in all other cases, the notes are equally and ratably secured.
Any Lien created for the benefit of the holders of the notes pursuant to this covenant shall be deemed automatically and unconditionally released and discharged upon the release of the Lien that gave rise to the obligation to secure the notes.
For purposes of determining compliance with this covenant, (A) a Lien securing an item of Indebtedness need not be permitted solely by reference to one category of Permitted Liens described in definition of “Permitted Liens” or pursuant to the first paragraph of this covenant but may be permitted in part under any combination thereof, and (B) in the event that a Lien securing an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens described in the definition of “Permitted Liens” or pursuant to the first paragraph of this covenant, the Issuer may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such Lien securing each item of Indebtedness (or any portion thereof) in any manner that complies with this covenant and will be entitled to include the amount and type of such Lien or such item of Indebtedness secured by such Lien in one of the clauses of the definition of “Permitted Liens” or the first paragraph of this covenant and such Lien securing such item of Indebtedness will be treated as being incurred or existing pursuant to only such clauses or clause or pursuant to the first paragraph hereof, without giving pro forma effect to such item when calculating the amount of Liens or Indebtedness that may be Incurred pursuant to any other clause or paragraph.
With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original

0080105-0000405 PA:20488617.7	28
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

issue discount, the payment of interest in the form of additional Indebtedness with the same terms, accretion of original issue discount or liquidation preference, any fees, underwriting discounts, accrued and unpaid interest, premiums and other costs and expenses incurred in connection therewith and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing Indebtedness.
Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries
The Issuer will not, and will not permit any of its Restricted Subsidiaries that are not Guarantors to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary that is not a Guarantor to:
(1)    pay dividends or make any other distributions on its Capital Stock to the Issuer or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Issuer or any of its Restricted Subsidiaries;
(2)    make loans or advances to the Issuer or any of its Restricted Subsidiaries; or
(3)    sell, lease or transfer any of its properties or assets to the Issuer or any of its Restricted Subsidiaries.
The preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:
(1)    contractual encumbrances or restrictions of the Issuer or any of its Restricted Subsidiaries (i) in effect on the Issue Date or (ii) pursuant to the Opco Credit Agreement and other documents relating to the Opco Credit Agreement;
(2)    the indenture, the notes and the Note Guarantees (if any, and any additional notes and related guarantees);
(3)    agreements governing other Indebtedness permitted to be incurred under the provisions of the covenant described above under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock” and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of those agreements; provided that the restrictions therein either (i) are not materially more restrictive than those contained in agreements governing Indebtedness in effect on the Issue Date, or (ii) are not materially more disadvantageous to holders of the notes than is customary in comparable financings (as determined by the Issuer in good faith) and either (x) the Issuer determines (in good faith) that such encumbrance or restriction will not affect the Issuer’s ability to make principal or interest payments on the notes or (y) such encumbrances or restrictions apply only during the continuance of a default relating to such Indebtedness;
(4)    applicable law, rule, regulation, order, approval, license, permit or similar restriction;
(5)    any instrument of a Person acquired by the Issuer or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such instrument was entered into in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of the indenture to be incurred;
(6)    customary non-assignment or sub-letting provisions in contracts, leases, sub-leases and licenses entered into in the ordinary course of business;
(7)    purchase money obligations, mortgage financings and Capital Lease Obligations that impose restrictions on the property purchased or leased of the nature described in clause (3) of the preceding paragraph;
(8)    contracts for the sale or other disposition of Capital Stock or assets, including any agreement for the sale or other disposition of a Restricted Subsidiary of all or substantially all of the assets of such Restricted Subsidiary

0080105-0000405 PA:20488617.7	29
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in compliance with the terms of the indenture, that restricts distributions by that Restricted Subsidiary pending such sale or other disposition;
(9)    Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Refinancing Indebtedness (i) are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced or (ii) are not materially more disadvantageous to holders of the notes than is customary in comparable financings (as determined by the Issuer in good faith)
and either (x) the Issuer determines (in good faith) that such encumbrance or restriction will not affect the Issuer’s ability to make principal or interest payments on the notes or (y) such encumbrances or restrictions apply only during the continuance of a default in respect of payment or a financial maintenance covenant relating to such Indebtedness;
(10)    Secured Indebtedness otherwise permitted to be incurred pursuant to the covenant described under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock” and Liens permitted to be incurred pursuant to the covenant described under “—Liens” that limit the right of the debtor to dispose of the assets subject to such Liens;
(11)    provisions limiting the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements, limited liability company organizational documents and other similar agreements (including agreements entered into in connection with a Restricted Investment), which limitation is applicable only to the assets that are the subject of such agreements;
(12)    restrictions on cash, Cash Equivalents or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;
(13)    any Restricted Investment not prohibited by the covenant described under “—Restricted Payments” and any Permitted Investment;
(14)    other Indebtedness of Restricted Subsidiaries that are non-Guarantors that is incurred subsequent to the Issue Date pursuant to “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock” hereof, provided that any such Indebtedness incurred by Restricted Subsidiaries that are not guarantors formed or acquired after the Issue Date shall only contain customary encumbrances or restrictions no more restrictive, taken as a whole, than those in effect on the Issue Date;
(15)    any encumbrance or restriction with respect to an Unrestricted Subsidiary pursuant to or by reason of an agreement that the Unrestricted Subsidiary is a party to or entered into before the date on which such Unrestricted Subsidiary became a Restricted Subsidiary of the Issuer; provided that such agreement was not entered into in anticipation of the Unrestricted Subsidiary becoming a Restricted Subsidiary of the Issuer and any such encumbrance or restriction does not extend to any assets or property of the Issuer of any Restricted Subsidiary other than the assets and property of such Unrestricted Subsidiary;
(16)    encumbrances and restrictions contained in contracts entered into in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Issuer or any Restricted Subsidiary of the Issuer or the ability of the Issuer or such Restricted Subsidiary to realize such value, or to make any distributions relating to such property or assets in each case in any material respect, and
(17)    any encumbrances or restrictions of the type referred to in clauses (1), (2) and (3) in the immediately preceding paragraph imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (16) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Issuer, no more restrictive as a whole with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

0080105-0000405 PA:20488617.7	30
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

For purposes of determining compliance with this covenant, (i) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on ordinary shares shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to the Issuer or a Restricted Subsidiary of the Issuer to other Indebtedness incurred by the Issuer or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances.
Merger, Consolidation or Sale of Assets
The Issuer will not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Issuer is the surviving corporation) or (2) sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of the properties or assets of the Issuer and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:
(1)    either: (a) the Issuer is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or to which such sale, assignment, transfer, conveyance, lease or other disposition has been made is an entity organized or existing under the laws of the United States, any state of the United States or the District of Columbia (such Person, the “Surviving Entity”) and, if such entity is not a corporation, a co-obligor of the notes is a corporation organized or existing under any such laws;
(2)    the Surviving Entity (if other than the Issuer) or the Person to which such sale, assignment, transfer, conveyance, lease or other disposition has been made assumes all the obligations of the Issuer under the notes and the indenture pursuant to a supplemental indenture;
(3)    immediately after such transaction, no Default or Event of Default exists;
(4)    the Issuer or the Surviving Entity (if other than the Issuer) would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, (a) be permitted to incur at least $1.00 of additional Indebtedness as Ratio Debt or (b) have had a Consolidated Total Leverage Ratio equal to or less than the actual Consolidated Total Leverage Ratio for the Issuer for such four quarter period; and
(5)    the Issuer shall deliver, or cause to be delivered, to the Trustee an Officer’s Certificate and an opinion of counsel, each to the effect that such consolidation, merger, sale, conveyance, assignment, transfer, lease or other disposition complies with the requirements of the indenture.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Issuer and any Guarantor. Clauses (3) and (4) of the first paragraph of this covenant will not apply to (a) any merger or consolidation of any Restricted Subsidiary with or into the Issuer or the merger of the Issuer into a Restricted Subsidiary or (b) a merger or consolidation of the Issuer with or into an Affiliate for the purpose of reincorporating the Issuer in another jurisdiction, in each case so long as the amount of Indebtedness of the Issuer and its Restricted Subsidiaries is not increased thereby.
All references to “Issuer” in this Description of the Notes shall be deemed to include any successor entity that assumes all of the obligations of the Issuer under the notes in a transaction that complies with this “Merger, Consolidation or Sale of Assets” covenant. Following any such assumption (except in the case of a lease), the Issuer or such predecessor company, as the case may be, shall be released from its obligations under the indenture and the notes.
Transactions with Affiliates
The Issuer will not, and will not permit any of its Restricted Subsidiaries to, make any payment to or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Issuer (each, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $5.0 million, unless:

0080105-0000405 PA:20488617.7	31
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(1)    the Affiliate Transaction is on terms that are not materially less favorable, taken as a whole, to the Issuer or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person; and
(2)    with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25.0 million, the Issuer receives a resolution of the Board of Directors of the Issuer that such Affiliate Transaction complies with this covenant.
The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:
(1)    any reasonable or customary employment agreement, consulting agreement, severance agreement, employee benefit plan, collective bargaining, compensation arrangement, officer or director indemnification agreement or any similar arrangement entered into by, or policy of, the Issuer or any of its Restricted Subsidiaries and payments pursuant thereto;
(2)    transactions between or among the Issuer and/or its Restricted Subsidiaries;
(3)    transactions with a Person (other than an Unrestricted Subsidiary of the Issuer) that is an Affiliate of the Issuer solely because the Issuer owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person or because the Issuer or a Restricted Subsidiary has the right to appoint and/or has appointed less than a majority of the directors to the Board of Directors of such Person;
(4)    payment of fees and reimbursements of expenses (pursuant to indemnity arrangements or otherwise) of officers, directors, employees or consultants of the Issuer or any of its Restricted Subsidiaries or any direct or indirect parent of the Issuer;
(5)    any issuance of Equity Interests (other than Disqualified Stock) of the Issuer or any direct or indirect parent company of the Issuer to Affiliates of the Issuer and the granting of registration and other customary rights in connection therewith;
(6)    (a) Restricted Payments that do not violate the provisions of the indenture permitted by the covenant described above under “—Restricted Payments” and (b) Permitted Investments;
(7)    if such Affiliate Transaction is with a Person in its capacity as a holder of Indebtedness or Capital Stock of the Issuer or any Restricted Subsidiary of the Issuer where such Person is treated no more favorably than the holders of Indebtedness or Capital Stock of the Issuer or any Restricted Subsidiary of the Issuer;
(8)    transactions with an Affiliate where the only consideration paid is Qualifying Equity Interests of the Issuer;
(9)    transactions in which the Issuer or any of its Restricted Subsidiaries, as the case may be, deliver to the Trustee a letter from an Independent Financial Advisor stating that such transaction (i) is fair to the Issuer or such Restricted Subsidiary from a financial point of view or (ii) meets the requirements of clause (1) of the preceding paragraph;
(10)    payments or loans (or cancellation of loans) to employees or consultants in the ordinary course of business;
(11)    any agreement as in effect as of the Issue Date or any amendment thereto (so long as any such agreement together with all amendments thereto, taken as a whole, is not more disadvantageous to the holders of the notes in any material respect than the original agreement as in effect on the Issue Date) or any transaction contemplated thereby;
(12)    transactions with joint ventures entered into in the ordinary course of business;

0080105-0000405 PA:20488617.7	32
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(13)    any contributions to the common equity capital of the Issuer;
(14)    the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock option and stock ownership plans or similar employee benefit plans approved by the Board of Directors of the Issuer or any direct or indirect parent of the Issuer, or of a Restricted Subsidiary of the Issuer, as appropriate, in good faith;
(15)    transactions with Unrestricted Subsidiaries, joint ventures customers, clients, lessors, landlords, suppliers, contractors, or purchasers or sellers of goods or services that are Affiliates, in each case, in the ordinary course of business and otherwise in compliance with the terms of the indenture that are fair to the Issuer and its Restricted Subsidiaries, in the reasonable determination of the Board of Directors of the Issuer;
(16)    transactions between the Issuer and any of its Restricted Subsidiaries and any Person a director of which is also a director of the Issuer or any direct or indirect parent of the Issuer; provided, however, that such director abstains from voting as a director of the Issuer or such direct or indirect parent, as the case may be, on any matter involving such other Person;
(17)    transactions permitted by, and complying with, the provisions of the covenant described under “—Merger, Amalgamation, Consolidation or Sale of All or Substantially All Assets”;
(18)    pledges of Equity Interests of Unrestricted Subsidiaries;
(19)    arrangements or agreements entered into in the ordinary course of business regarding the use of intellectual property or the acquisition or provision of goods and services; and
(20)    transactions with Aireon LLC or Satelles, Inc. or any of their respective Subsidiaries.
Future Guarantees
The Issuer will cause each Restricted Subsidiary (other than Excluded Subsidiaries) that guarantees any Indebtedness of the Issuer in the form of credit facilities or capital markets Indebtedness and with an aggregate principal amount of at least $50.0 million (excluding, for the avoidance of doubt, Indebtedness of the Issuer under the Opco Credit Agreement) to become a Guarantor and execute a supplemental indenture and deliver an opinion of counsel and Officers’ Certificate reasonably satisfactory to the Trustee within 30 days of the date on which such Restricted Subsidiary guarantees such Indebtedness.
Designation of Restricted Subsidiaries and Unrestricted Subsidiaries
After the Issue Date, the Board of Directors of the Issuer may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If such Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments in such Restricted Subsidiary by the Issuer and its Restricted Subsidiaries will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under the covenant described above under “—Restricted Payments” or under one or more clauses of the definition of “Permitted Investments,” as determined by the Issuer. That designation will only be permitted if the Investment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.
Any designation of a Subsidiary of the Issuer as an Unrestricted Subsidiary will be evidenced to the Trustee by filing with the Trustee a certified copy of a resolution of the Board of Directors of the Issuer giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under “—Restricted Payments.” If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of the indenture and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Issuer as of such date and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock,” the Issuer will be in default of such covenant. The Board of Directors of the

0080105-0000405 PA:20488617.7	33
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Issuer may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Issuer; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Issuer of any outstanding Indebtedness of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Indebtedness is permitted under the covenant described under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock,” calculated on a pro forma basis as if such designation had occurred at the beginning of the applicable reference period; and (2) no Default or Event of Default would be in existence following such designation. Any designation of an Unrestricted Subsidiary as a Restricted Subsidiary shall be evidenced to the Trustee by an Officer’s Certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under “—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock.”
Reports
The indenture will provide that, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding thereunder, the Issuer will furnish to the Trustee and holders of the notes the following:
(1)    all quarterly and annual financial information of the Issuer that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuer were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Issuer and its consolidated Subsidiaries and, with respect to the annual information only, a report thereon by the Issuer’s certified independent accountants; and
(2)    all current reports that would be required to be filed with the Commission on Form 8-K if the Issuer were required to file such reports, in each case, within the time periods specified in the Commission’s rules and regulations.
In addition, the Issuer will, for so long as any Notes remain outstanding, furnish to the holders of the notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Delivery of such reports and information to the Trustee shall be for informational purposes only, and the Trustee’s receipt of them shall not constitute constructive notice of any information contained therein or determinable from information contained therein (including the Issuer’s compliance with any of its covenants under the indenture as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).
Notwithstanding the foregoing, the Issuer will be deemed to have furnished such reports referred to above to the Trustee and the holders and prospective investors if it has filed (or furnished, as applicable) such reports with the SEC via the EDGAR filing system and such reports are publicly available or if it has posted such information on a website (which may be nonpublic and may be maintained by the Issuer or a third party) to which access will be given to holders of the notes, prospective investors in the notes (which prospective investors shall be limited to “qualified institutional buyers” within the meaning of Rule 144A of the U.S. Securities Act or non-U.S. persons (as defined in Regulation S under the U.S. Securities Act) that certify their status as such to the reasonable satisfaction of the Issuer), and securities analysts and market making financial institutions that are reasonably satisfactory to the Issuer. The Trustee shall have no responsibility to determine whether any filings have been made on EDGAR or posted on the Issuer’s website.
The Issuer will also hold quarterly conference calls for the holders of notes to discuss financial information for the previous quarter (it being understood that such quarterly conference call may be the same conference call as with the Issuer’s equity investors and analysts). The conference call will be following the last day of each fiscal quarter of the Issuer and not later than 10 business days from the time that the Issuer distributes the annual and quarterly reports required by clauses (1) and (2) of the first paragraph of this “Reports” covenant. No fewer than two days prior to the conference call, the Issuer will issue a press release announcing the time and date of such conference call and providing instructions for holders of the notes, securities analysts and prospective investors to obtain access to such call.

0080105-0000405 PA:20488617.7	34
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

To the extent the Issuer is not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise required to report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission the indenture will specifically permit the Issuer to omit information or certifications called for by Items 307, 308, 402, 405, 406, 407 and 601 of Regulation S-K or Rules 3-05, 3-10 and 3-16 of Regulation S-X.
Events of Default and Remedies
Each of the following is an “Event of Default”:
(1)    default for 30 days in the payment when due of interest on the notes;
(2)    default in the payment when due (at maturity, upon redemption, offer to purchase or otherwise) of the principal of, or premium, if any, on, the notes;
(3)    failure by the Issuer or any of its Restricted Subsidiaries for 60 days after notice by the Trustee to the Issuer or by the holders of at least 25% in aggregate principal amount of the notes then outstanding voting as a single class to the Issuer and the Trustee to comply with any of the agreements in the indenture (other than a default referred to in clause (1) or (2) above);
(4)    default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any of the Issuer’s Restricted Subsidiaries that is a Significant Subsidiary (or the payment of which is guaranteed by the Issuer or any of the Issuer’s Restricted Subsidiaries that is a Significant Subsidiary), whether such Indebtedness or Guarantee now exists, or is created after the date of the indenture, if that default:
(a)    is caused by a failure to pay principal of, or premium, if any, on any such Indebtedness at final Stated Maturity (after giving effect to any applicable grace periods) (a “Payment Default”); or
(b)    results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $75.0 million or more;
(5)    failure by the Issuer or any of the Issuer’s Restricted Subsidiaries that is a Significant Subsidiary to pay final non-appealable judgments entered by a court or courts of competent jurisdiction aggregating in excess of $75.0 million (other than any judgments covered by indemnities or insurance policies issued by reputable and creditworthy companies), which judgments are not paid, discharged or stayed, for a period of 60 days, after the applicable judgment becomes final and non-appealable; or
(6)    certain events of bankruptcy or insolvency described in the indenture with respect to the Issuer or any of the Issuer’s Restricted Subsidiaries that is a Significant Subsidiary or any group of its Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary.
In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to either the Issuer, any Restricted Subsidiary of the Issuer that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary, all outstanding notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding notes by notice to the Issuer (with a copy to the Trustee if given by holders of notes) may declare all the notes to be due and payable immediately.
Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a

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Default or Event of Default relating to the payment of principal of, premium on, if any, and interest, if any, on the notes.
In the event of a declaration of acceleration of the notes because an Event of Default has occurred and is continuing as a result of the acceleration of any Indebtedness described in clause (4) under the first paragraph of “—Events of Default and Remedies” (excluding any resulting payment default under the indenture or the notes), the declaration of acceleration of the notes shall be automatically annulled if the holders of all Indebtedness described in clause (4) have rescinded the declaration of acceleration in respect of such Indebtedness within 30 days of the date of such declaration of acceleration of the notes if the annulment of the acceleration of the notes would not conflict with any judgment or decree of a court of competent jurisdiction, and all existing Events of Default, except non‑payment of principal or interest on the notes that became due solely because of the acceleration of the notes, have been cured or waived and all amounts owing to the Trustee have been paid.
In case an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of notes unless such holders have offered to the Trustee indemnity and/or security satisfactory to the Trustee against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium, if any, or interest, if any, when due, no holder of a note may pursue any remedy with respect to the indenture or the notes unless:
(1)    such holder has previously given the Trustee written notice that an Event of Default has occurred and is continuing;
(2)    holders of at least 25% in aggregate principal amount of the then outstanding notes make a written request to the Trustee to pursue the remedy;
(3)    such holder or holders offer and, if requested, provide to the Trustee security and/or indemnity satisfactory to the Trustee against any loss, liability or expense;
(4)    the Trustee does not comply with such request within 60 days after receipt of the notice, request and the offer of security and/or indemnity; and
(5)    during such 60-day period, holders of a majority in aggregate principal amount of the then outstanding notes do not give the Trustee a direction inconsistent with such request.
The holders of a majority in aggregate principal amount of the then outstanding notes by written notice to the Trustee may, on behalf of the holders of all of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the indenture, if the rescission would not conflict with any judgment or decree, except a continuing Default or Event of Default in the payment of principal of, premium on, if any, or interest, if any, on, the notes (except nonpayment of principal, premium, if any, or interest on the notes that became due solely because of the acceleration of the notes).
The Issuer is required to deliver to the Trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, the Issuer is required to deliver to the Trustee a statement specifying such Default or Event of Default, its status and what action the Issuer or Guarantors (if any) propose to take with respect thereto.
No Personal Liability of Directors, Officers, Employees and Equity Holders, including Members
No director, officer, employee, incorporator or equity holder, including members, of the Issuer or any Guarantor (if any), as such, will have any liability for any obligations of the Issuer or the Guarantors (if any) under the notes, the indenture, the Note Guarantees (if any) or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance

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The Issuer may at any time, at the option of the Issuer’s Board of Directors evidenced by resolutions set forth in an Officer’s Certificate, elect to have all of the Issuer’s obligations discharged with respect to the outstanding notes and all obligations of the Guarantors discharged with respect to their Note Guarantees (if any) (“Legal Defeasance”), except for:
(1)    the rights of holders of outstanding notes to receive payments in respect of the principal of premium on, if any, and interest, if any, on, such notes when such payments are due from the trust referred to below;
(2)    the Issuer’s obligations with respect to the notes concerning issuing temporary notes, registration of transfer of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;
(3)    the rights, powers, trusts, duties and immunities of the Trustee under the indenture, and the Issuer’s and the Guarantors’ (if any) obligations in connection therewith; and
(4)    the Legal Defeasance and Covenant Defeasance provision of the indenture.
In addition, the Issuer may, at its option and at any time, elect to have the obligations of the Issuer and the Guarantors (if any) released with respect to certain covenants (including its obligation to make Change of Control Offers and Asset Sale Offers) that are described in the indenture (“Covenant Defeasance”) and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, all Events of Default described under “—Events of Default and Remedies” (except those relating to payments on the notes, covenants that are not subject to Covenant Defeasance or bankruptcy, receivership, rehabilitation or insolvency events of the Issuer only) will no longer constitute an Event of Default with respect to the notes.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1)    the Issuer must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars in an amount, non-callable Government Securities, the scheduled payments of principal of and interest thereon will be in an amount, or a combination thereof in amounts, as will be sufficient, without consideration of any reinvestment of interest, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, premium on, if any, and interest, if any, on, the outstanding notes to the stated date for payment thereof or to the applicable redemption date, as the case may be, and all interest, if any, accrued to such dates, and the Issuer must specify whether the notes are being defeased to such stated date for payment or to a particular redemption date;
(2)    in the case of Legal Defeasance, the Issuer must deliver to the Trustee an opinion of counsel from a firm the Issuer reasonably believes to be nationally recognized (subject to customary exceptions and exclusions) confirming that (a) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(3)    in the case of Covenant Defeasance, the Issuer must deliver to the Trustee an opinion of counsel from a firm the Issuer reasonably believes to be nationally recognized (subject to customary exceptions and exclusions) confirming that the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same time, as would have been the case if such Covenant Defeasance had not occurred;
(4)    no Default or Event of Default has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit (and any similar concurrent deposit relating to other Indebtedness), and the granting of Liens to secure such borrowings);

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(5)    such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of or constitute a default under, any material agreement or instrument (other than the indenture and the agreements governing any other Indebtedness being defeased, discharged or replaced) to which the Issuer or any of the Guarantors (if any) is a party or by which the Issuer or any of the Guarantors (if any) is bound;
(6)    the Issuer must deliver to the Trustee an Officer’s Certificate stating that the deposit was not made by the Issuer with the intent of preferring the holders of notes over the other creditors of the Issuer with the intent of defeating, hindering, delaying or defrauding any creditors of the Issuer or others; and
(7)    the Issuer must deliver to the Trustee an Officer’s Certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.
Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the indenture, the notes or the Note Guarantees (if any) may be amended or supplemented with the consent of the holders of at least a majority in aggregate principal amount of the then outstanding notes other than the notes beneficially owned by the Issuer or its Affiliates (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the notes), and any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium on, if any, or interest, if any, on, the notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the indenture, the notes or the Note Guarantees (if any) may be waived with the consent of the holders of at least a majority in aggregate principal amount of the then outstanding notes other than the notes beneficially owned by the Issuer or its Affiliates (including, without limitation, Additional Notes, if any) voting as a single class (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes).
Without the consent of each holder of notes affected, an amendment, supplement or waiver may not (with respect to any notes held by a non-consenting holder):
(1)    reduce the principal amount of notes whose holders must consent to an amendment, supplement or waiver;
(2)    reduce the principal of or change the fixed maturity of any note or alter or waive any of the provisions relating to the dates on which the notes may be redeemed or the redemption price thereof with respect to the redemption of the notes (other than provisions relating to the timing of notice required to be provided in connection with an optional redemption);
(3)    reduce the rate of or change the time for payment of interest, including default interest, on any note;
(4)    waive a Default or Event of Default in the payment of principal of, premium on, if any, or interest, if any, on, the notes (other than a waiver of a payment default that resulted solely from an acceleration not related to such payment default upon the rescission of such acceleration by holders of at least a majority in aggregate principal amount of the notes);
(5)    make any note payable in anything other than U.S. dollars;
(6)    make any change in the provisions of the indenture relating to waivers of past Defaults;
(7)    modify the obligation of the Issuer to repurchase notes under “—Repurchase at the Option of Holders,” after the date of an event giving rise to such repurchase obligation;
(8)    release any Guarantor (if any) that is a Significant Subsidiary from any of its obligations under its Note Guarantee (if any) or the indenture, except in accordance with the terms of the indenture;
(9)    make any change in the preceding amendment and waiver provisions; or

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(10)    make any change to, or modify, the ranking of the notes in respect of right of payment in a manner that would adversely affect the holders of the notes.
Notwithstanding the foregoing, without the consent of any holder of notes, the Issuer, the Guarantors (if any) and the Trustee may amend or supplement the indenture, the notes or the Note Guarantees (if any):
(1)    to cure any ambiguity, mistake, defect or inconsistency;
(2)    to provide for uncertificated notes in addition to or in place of certificated notes;
(3)    to provide for the assumption of the Issuer’s or any Guarantor’s obligations to holders of notes and Note Guarantees in the case of a merger or consolidation or sale, assignment, transfer, conveyance, lease or other disposition of all or substantially all of the Issuer’s or such Guarantor’s assets, as applicable;
(4)    to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under the indenture of any holder in any material respect;
(5)    to conform the text of the indenture, the notes or the Note Guarantees to any provision of this Description of the Notes as evidenced in an Officer’s Certificate;
(6)    to provide for the issuance of Additional Notes in accordance with the limitations set forth in the indenture;
(7)    to allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the notes in accordance with the terms of the indenture;
(8)    to evidence and provide for the acceptance and appointment of the Trustee or a successor trustee under the Indenture;
(9)    to make any amendment to the provisions of the Indenture relating to the transfer and/or legending of the Notes, including without limitation, to facilitate the issuance and administration of the Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in the Notes being transferred in violation applicable securities laws and (b) such amendment does not materially and adversely affect the rights of holders to transfer the Notes; or
(10)    to mortgage, pledge, hypothecate or grant a security interest in favor of the trustee for the benefit of the holders of the Notes as additional security for the payment and performance of the Issuer’s obligations under the Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the trustee pursuant to the Indenture or otherwise.
The consent of the holders of Notes is not necessary under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder when:
(1)    either:
(a)    all notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, have been cancelled or delivered to the Trustee for cancellation; or
(b)    all such notes have become due and payable at final maturity or by reason of the delivery of a notice of redemption or will become due and payable within one year or will be redeemed within one year under

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arrangements satisfactory to the Trustee for the giving of a notice of redemption in the name and at the expense of the Issuer and the Issuer or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders, (i) cash in U.S. dollars in an amount, (ii) non-callable Government Securities, the scheduled payments of principal of and interest thereon will be in an amount, or (iii) a combination thereof in amounts, as will be sufficient (in case Government Securities have been deposited, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants certified in writing to the Trustee), without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on such notes for principal of, premium on, if any, and interest, if any, on, the notes to the date of maturity or redemption;
(2)    the Issuer or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and
(3)    the Issuer has delivered irrevocable instructions to the Trustee under the indenture to apply the deposited money toward the payment of the notes to maturity or to the redemption date, as the case may be.
In addition, the Issuer must deliver an Officer’s Certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.
Concerning the Trustee
If the Trustee becomes a creditor of the Issuer or any Guarantor, the indenture contains provisions that limit the right of the Trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions with the Issuer and the Guarantors; however, if it acquires any conflicting interest as defined in the Trust Indenture Act it must eliminate such conflict within 90 days or resign.
The holders of a majority in aggregate principal amount of the then outstanding notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, subject to certain exceptions. The indenture will provide that in case an Event of Default has occurred and is continuing, the Trustee will be required, in the exercise of its rights and powers under the indenture, to use the same degree of care in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any holder of notes, unless such holder has offered to the Trustee indemnity and/or security satisfactory to the Trustee against any loss, liability or expense.
Governing Law; Jury Trial Waiver
The indenture will be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws principles thereof. The indenture provides that the Issuer, the Guarantors and the Trustee, and each holder of a note by its acceptance thereof, irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the indenture, the notes or any transaction contemplated thereby.
Additional Information
Anyone who receives this offering memorandum may obtain a copy of the indenture without charge by writing to the Issuer, 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102.
Certain Definitions
Set forth below are certain defined terms used herein, as defined in the indenture. Reference is made to the indenture for a full disclosure of all defined terms used herein, as defined in the indenture, as well as any other capitalized terms used herein for which no definition is provided.
“Acquired Debt” means, with respect to any specified Person:

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(1)    Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; provided, however, that any Indebtedness of such acquired Person that is redeemed, defeased, retired or otherwise repaid at the time of or immediately upon consummation of the transactions by which such Person merges with or into or becomes a Subsidiary of such Person shall not be considered to be Acquired Debt; and
(2)    Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Premium” means, with respect to any note on any redemption date, the greater of:
(1)    1.0% of the principal amount of the note; and
(2)    the excess of:
(a)    the present value at such redemption date of (i) the redemption price of the note at April 15, 2020 (such redemption price being set forth in the table appearing above under “—Optional Redemption”), plus (ii) all required interest payments due on the note through April 15, 2020 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
(b)    the principal amount of the note.
Calculation of the Applicable Premium will be made by the Issuer or on behalf of the Issuer by such Person as the Issuer shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee.
“Asset Sale” means:
(1)    the sale, lease, conveyance or other disposition of any assets or rights by the Issuer or any of its Restricted Subsidiaries; and
(2)    the issuance of Equity Interests (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or third parties to the extent required by applicable law or any preferred stock or Disqualified Stock of a Restricted Subsidiary of the Issuer issued in compliance with the provisions of the indenture described under “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock”) by any of the Issuer’s Restricted Subsidiaries or the sale by the Issuer or any of its Restricted Subsidiaries of Equity Interests in any of the Issuer’s Restricted Subsidiaries;
provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Issuer and its Restricted Subsidiaries taken as a whole or the sale or issuance of Equity Interests of one or more Restricted Subsidiaries that would constitute all or substantially all of the Issuers and its Restricted Subsidiaries assets taken as whole, will be governed in each case by the provisions of the indenture described above under “—Repurchase at the Option of Holders—Change of Control” and/or the covenant described above under “—Certain Covenants—Merger, Consolidation or Sale of Assets” and not by the provisions of the Asset Sale covenant.
Notwithstanding the foregoing, none of the following items will be deemed to be an Asset Sale:

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(1)    any single transaction that involves assets or Equity Interests having a Fair Market Value of less than $5.0 million;
(2)    a transfer or sale of assets between or among the Issuer and its Restricted Subsidiaries;
(3)    an issuance or sale of Equity Interests by a Restricted Subsidiary of the Issuer to the Issuer or to another Restricted Subsidiary of the Issuer;
(4)    (a) (i) the sale, lease or other transfer of products, equipment, inventory (including, without limitation, satellite capacity, transponders, transponder capacity, teleports, hubs, modems, antennae, handheld and similar devices and spectrum (including leases of spectrum), services or accounts receivable in the ordinary course of business, (ii) the discount or forgiveness of accounts receivable in the ordinary course of business in connection with the collection or compromise thereof, (iii) the disposition of a business not comprising the disposition of an entire line of business and (iv) any sale or other disposition of surplus, damaged, worn-out or obsolete assets in the ordinary course of business (including the abandonment or other disposition of intellectual property that is, in the reasonable judgment of the Issuer, no longer economically practicable or commercially reasonable to maintain or useful in any material respect, taken as a whole, in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as whole) and (b) the positioning of any satellite in an inclined orbit or the abandonment or other disposition or sale of any satellite (or satellite payload or component) or intellectual property related thereto that is in the reasonable good faith judgment of the Issuer, no longer economically practicable or reasonable to maintain;
(5)    licenses and sublicenses by the Issuer or any of its Restricted Subsidiaries of software or intellectual property;
(6)    any surrender, termination or waiver of contract rights or settlement, release, recovery on or surrender of contract, tort or other claims in the ordinary course of business;
(7)    the granting of Liens not prohibited by the covenant described above under “—Certain Covenants—Liens”;
(8)    the sale or other disposition of cash or Cash Equivalents;
(9)    a Restricted Payment that does not violate the covenant described above under “—Certain Covenants—Restricted Payments” or a Permitted Investment;
(10)    leases and subleases and licenses and sublicenses by the Issuer or any of its Restricted Subsidiaries of real or personal property in the ordinary course of business;
(11)    any liquidation or dissolution of a Restricted Subsidiary of the Issuer, provided that such Restricted Subsidiary’s direct parent is also either the Issuer or a Restricted Subsidiary of the Issuer and immediately becomes the owner of such Restricted Subsidiary’s assets;
(12)    the granting of any option or other right to purchase, lease or otherwise acquire inventory and delinquent accounts receivable in the ordinary course of business;
(13)    the sale, transfer, termination or other disposition of Hedging Obligations incurred in compliance with the indenture;
(14)    foreclosure, condemnation or any similar actions with respect to any property or other assets;
(15)    the transfer, sale or other disposition resulting from any involuntary loss of title, involuntary loss or damage to or destruction of or any condemnation or other taking of, any property or assets of the Issuer or any Restricted Subsidiary;
(16)    the termination of leases and subleases in the ordinary course of business;

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(17)    sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements or similar binding arrangements;
(18)    the lapse, cancellation or abandonment of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of the Issuer are not material to the conduct of the business of the Issuer and the Restricted Subsidiaries taken as a whole;
(19)    issuance of Capital Stock to a minority shareholder in a joint venture or as required by law or the terms of any license or concession;
(20)    any swap of owned or leased satellite transponder capacity for other satellite transponder capacity of comparable or greater value or usefulness to the business of the Issuer and the Restricted Subsidiaries as a whole, as determined in good faith by the Issuer;
(21)    sales or dispositions of rights to construct or launch satellites (or satellite payload or component); and
(22)    transfers of property subject to Events of Loss upon receipt of the Net Proceeds of such Event of Loss; provided that any Cash Equivalents received by the Issuer or any of its Restricted Subsidiaries in respect of such Event of Loss shall be deemed to be Net Proceeds of an Asset Sale, and such Net Proceeds shall be applied in accordance with the covenant described under “Repurchase at the Option of Holders—Asset Sales.”
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1)    with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2)    with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3)    with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4)    with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty;
“Capital Stock” means:
(1)    in the case of a corporation, corporate stock;
(2)    in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3)    in the case of a partnership, partnership interests (whether general or limited);

0080105-0000405 PA:20488617.7	43
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(4)    in the case of a limited liability company, membership interests; and
(5)    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Cash Equivalents” means:
(1)    United States dollars, Canadian dollars, pounds sterling, euros, the national currency of any participating member state of the European Union or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;
(2)    readily marketable direct obligations of any member of the European Economic Area, Switzerland, or Japan, or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of such country, and, at the time of acquisition thereof, having a credit rating of at least Aa3 (or the equivalent grade) by Moody’s or AA- by S&P;
(3)    marketable general obligations issued by (a) any state of the United States or any political subdivision thereof or any instrumentality thereof that are guaranteed by the full faith and credit of such state or (b) in the case of Cash Equivalents of any Subsidiary organized under the laws of Canada, Canada or any agency or instrumentality thereof that are guaranteed by the full faith and credit of Canada, and in each case, at the time of acquisition thereof, having a credit rating of at least Aa3(or the equivalent grade) by Moody’s or AA- by S&P;
(4)    securities or any other evidence of Indebtedness or readily marketable direct obligations issued or directly and fully guaranteed or insured by (a) the United States government or any agency or instrumentality of the United States government; provided that the full faith and credit of the United States is pledged in support of those securities or (b) in the case of Cash Equivalents of any Subsidiary organized under the laws of Canada, Canada or any agency or instrumentality thereof; provided that the full faith and credit of Canada is pledged in support of those securities, and in each case, having maturities of not more than 24 months from the date of acquisition;
(5)    certificates of deposit and eurodollar time deposits with maturities of 24 months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding 24 months and overnight bank deposits, in each case, with any commercial bank having capital and surplus in excess of $250.0 million in the case of domestic banks or $100.0 million (or the dollar equivalent thereof) in the case of foreign banks;
(6)    repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (4) and (5) above entered into with any financial institution meeting the qualifications specified in clause (5) above;
(7)    commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within 24 months after the date of acquisition; and
(8)    money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (7) of this definition.
“Cash Management Services” means any of the following to the extent not constituting a line of credit (other than an overnight draft facility that is not in default); automated clearing house transactions, treasury and/ or cash management services, including, without limitation, controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services.
“CFC” means a controlled foreign corporation within the meaning of Section 957 of the Code.

0080105-0000405 PA:20488617.7	44
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Change of Control” means the occurrence of any of the following:
(1)    any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, but excluding any employee benefit plan and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the ultimate beneficial owner of more than 50% of the aggregate ordinary voting power of Voting Stock);
(2)    the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person;
(3)    the approval of any plan or proposal for the winding up or liquidation of the Issuer; or
(4)    the Issuer ceases to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), directly or indirectly, 100% of the issued and outstanding Capital Stock of Intermediate Holdco or Opco (or any successor thereto to the extent Intermediate Holdco or Opco, as applicable, is consolidated into or merged with or into such Person in accordance with the terms of the indenture), except to the extent Intermediate Holdco or Opco, as applicable, is merged with and into the Issuer or another Wholly-Owned Restricted Subsidiary in accordance with the terms of the indenture.
Notwithstanding the foregoing, a transaction in which the Issuer becomes a Subsidiary of another Person (other than a Person that is an individual) shall not constitute a Change of Control if the shareholders of the Issuer immediately prior to such transaction beneficially own, directly or indirectly through one or more intermediaries, the same proportion of voting power of the Voting Stock as such shareholders beneficially own immediately following the consummation of such transaction.
For purposes of this definition, a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.
“Change of Control Offer” has the meaning assigned to that term in the indenture governing the notes.
“Change of Control Payment” has the meaning assigned to that term in the indenture governing the notes.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act of 1933, as amended, the Exchange Act and the Trust Indenture Act then the body performing such duties at such time.
“Consolidated EBITDA” means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:
(1)    provision for taxes based on income, profits or capital (including state franchise taxes and similar taxes in the nature of income tax) of such Person and its Restricted Subsidiaries for such period, franchise taxes and foreign withholding taxes, in each case, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus
(2)    the consolidated depreciation and amortization expense of such Person and its Restricted Subsidiaries for such period (including, without limitation, amortization of turnaround costs, goodwill and other intangibles, deferred financing fees, debt issuance costs, commissions, fees and expenses), to the extent such expenses were deducted in computing such Consolidated Net Income; plus
(3)    the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, to the extent that such Consolidated Interest Expense was deducted in computing such Consolidated Net Income; plus

0080105-0000405 PA:20488617.7	45
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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(4)    any other consolidated non-cash charges of such Person and its Restricted Subsidiaries for such period, to the extent that such consolidated non-cash charges were included in computing such Consolidated Net Income; provided that if any such non-cash charge represents an accrual or reserve for anticipated cash charges in future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period; plus
(5)    any losses from foreign currency transactions (including losses related to currency remeasurements of Indebtedness) of such Person and its Restricted Subsidiaries for such period, to the extent that such losses were taken into account in computing such Consolidated Net Income; plus
(6)    losses in respect of post-retirement benefits of such Person, as a result of the application of ASC 715, Compensation-Retirement Benefits, to the extent that such losses were deducted in computing such Consolidated Net Income; plus
(7)    any proceeds from business interruption insurance received by such Person during such period, to the extent the associated losses arising out of the event that resulted in the payment of such business interruption insurance proceeds were included in computing Consolidated Net Income; plus
(8)    NEXT Expenses, plus
(9)    the cost of launch insurance for the deployment of the NEXT Constellation to the extent such amounts were deducted in calculating Consolidated Net Income, plus
(10)    losses incurred in respect of the direct or indirect Investment by such Person in Aireon LLC; plus
(11)    the amount of any gain in respect of post-retirement benefits as a result of the application of ASC 715, to the extent such gains were taken into account in computing such Consolidated Net Income; minus
(12)    any gains from foreign currency transactions (including gains related to currency remeasurements of Indebtedness) of such Person and its Restricted Subsidiaries for such period, to the extent that such gains were taken into account in computing such Consolidated Net Income; minus
(13)    non-cash gains increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business and other than reversals of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period, in each case, on a consolidated basis and determined in accordance with GAAP.
“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:
(1)    the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of payments (if any) pursuant to Hedging Obligations but excluding the amortization of debt issuance costs, commissions, fees and expenses and any non-cash interest expense attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative instruments); plus
(2)    the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus
(3)    all cash dividends, whether paid or accrued, on any series of preferred stock or any series of Disqualified Stock of such Person or any of its Restricted Subsidiaries, excluding items eliminated in consolidation, in each case, determined on a consolidated basis in accordance with GAAP; minus

0080105-0000405 PA:20488617.7	46
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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(4)    the consolidated interest income of such Person and its Restricted Subsidiaries for such period, whether received or accrued, to the extent such income was included in determining Consolidated Net Income.
“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the net income (loss) of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP and without any reduction in respect of (x) preferred stock dividends or (y) any dividend with proceeds of the offering of the notes; provided that:
(1)    any after-tax effect of all extraordinary, nonrecurring or unusual gains or losses or income or expenses or any restructuring charges or reserves, including, without limitation, any expenses related to any reconstruction, recommissioning or reconfiguration of fixed assets for alternate uses, retention, severance, system establishment cost, contract termination costs, costs to consolidate facilities and relocate employees, advisor fees and other out of pocket costs and non-cash charges to assess and execute operational improvement plans and restructuring programs, will be excluded;
(2)    any expenses, costs or charges incurred, or any amortization thereof for such period, in connection with any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or incurrence or repayment of Indebtedness permitted under the indenture (including transaction related fees and expenses related to acquisitions and due diligence for acquisitions), including a refinancing thereof (in each case whether or not successful), and all gains and losses realized in connection with any business disposition or any disposition of assets outside the ordinary course of business or the disposition of securities or the early extinguishment of Indebtedness, together with any related provision for taxes on any such gain, loss, income or expense will be excluded;
(3)    the net income (or loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be excluded, provided that the income of such Person will be included to the extent of the amount of dividends or similar distributions paid in cash (or converted to cash) to the specified Person or a Restricted Subsidiary of the Person;
(4)    (i) the cumulative effect of any change in accounting principles will be excluded and (ii) gains and losses with respect to Hedging Obligations will be excluded;
(5)    (a) any non-cash expenses resulting from the grant or periodic remeasurement of stock options, restricted stock grants or other equity incentive programs (including any stock appreciation and similar rights) and (b) any costs or expenses incurred pursuant to any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, will be excluded;
(6)    the effect of any non-cash impairment charges or write-offs of assets or liabilities resulting from the application of GAAP and the amortization of intangibles arising from the application of GAAP, including pursuant to ASC 805, Business Combinations, ASC 350, Intangibles-Goodwill and Other, or ASC 360, Property, Plant and Equipment, as applicable, will be excluded;
(7)    any net after-tax income or loss from disposed, abandoned or discontinued operations and any net after-tax gains or losses on disposed, abandoned or discontinued, transferred or closed operations will be excluded;
(8)    any net after-tax income or loss from discontinued operations and any net after-tax gains or losses on disposal of discontinued operations shall be excluded; and
(9)    minority interest income and expenses (less cash dividends (i) actually received by the Issuer or a Restricted Subsidiary, in the case of minority interest income and (ii) actually paid to the holders of such minority interests) shall be excluded.
“Consolidated Total Indebtedness” means, as of any date of determination with respect to any Person, an amount equal to (1) the aggregate principal amount of Indebtedness of such Person and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis, to the extent required to be recorded on a balance sheet in accordance with GAAP (other than Indebtedness representing clause (6) of the definition of Indebtedness, or with respect to Cash Management Services or that are otherwise removed in consolidation) and (2) the aggregate amount of

0080105-0000405 PA:20488617.7	47
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

all outstanding Disqualified Stock of such Person and all Disqualified Stock and preferred stock of its Restricted Subsidiaries on a consolidated basis, with the amount of such Disqualified Stock and preferred stock equal to the greater of their respective voluntary or involuntary liquidation preferences and Maximum Fixed Repurchase Prices, in each case determined on a consolidated basis in accordance with GAAP, in each case of clauses (1) and (2) above, based on internal financial statements that are available immediately preceding such date and calculated on a Pro Forma Basis. For purposes hereof, the “Maximum Fixed Repurchase Price” of any Disqualified Stock or preferred stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock or preferred stock as if such Disqualified Stock or preferred stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to the indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock or preferred stock, such fair market value shall be determined reasonably and in good faith by the Issuer.
“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (1) Consolidated Total Indebtedness of the Issuer and its Restricted Subsidiaries or Intermediate Holdco and its Restricted Subsidiaries, as applicable to (2) the Consolidated EBITDA of the Issuer or Intermediate Holdco, as applicable, for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding such date, calculated on a Pro Forma Basis.
“continuing” means, with respect to any Default or Event of Default, that such Default or Event of Default has not been cured or waived.
“Credit Agreement” means (i) the Opco Credit Agreement and (ii) whether or not the Opco Credit Agreement remains outstanding, if designated by the Issuer to be included in the definition of “Credit Agreement,” one or more (A) debt facilities, indentures or commercial paper facilities providing for revolving credit loans, term loans, notes, debentures, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, notes, mortgages, guarantees, collateral documents, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, increased; provided that such increase in borrowings is permitted under the indenture, replaced or refunded in whole or in part from time to time and whether by the same or any other agent, lender or investor or group of lenders or investors.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Designated Non-cash Consideration” means the Fair Market Value of non-cash consideration received by the Issuer or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non‑cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of Cash Equivalents received in connection with a subsequent sale of such Designated Non-cash Consideration.
“Designated Preferred Stock” means preferred stock of the Issuer or any direct or indirect parent of the Issuer (other than Disqualified Stock), that is issued for cash (other than to the Issuer or any of its Subsidiaries or an employee stock plan or trust established by the Issuer or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an Officer’s Certificate, on the date of issuance thereof, the cash proceeds of which are excluded from the calculation set forth in clause (c) of the covenant described under the caption “—Certain Covenants—Restricted Payments.”
“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the notes mature; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Issuer, any direct or indirect parent of the Issuer, or the

0080105-0000405 PA:20488617.7	48
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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Issuer’s Restricted Subsidiaries or by any such plan to such employees, such Capital Stock will not constitute Disqualified Stock solely because it may be required to be repurchased by the Issuer in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided, further, that any class of Capital Stock of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Capital Stock that is not Disqualified Stock will not be deemed to be Disqualified Stock. Capital Stock will not constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Issuer to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale.
“Domestic Subsidiary” means any Restricted Subsidiary that was formed under the laws of the United States or any state of the United States or the District of Columbia (and, for the avoidance of doubt, excluding Puerto Rico).
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Equity Offering” means a public or private sale of Equity Interests of the Issuer by the Issuer (other than Disqualified Stock and other than to a Subsidiary of the Issuer or any direct or indirect parent of the Issuer) or any parent of the Issuer to the extent the proceeds thereof are contributed to the Issuer or any contribution to the capital of the Issuer, other than public offerings with respect to the Issuer’s or any direct or indirect parent company’s common stock registered on Form S-8, and any such public or private sale that constitutes an Excluded Contribution.
“Event of Loss” means any event that results in the Issuer or its Restricted Subsidiaries receiving proceeds from any insurance covering any satellite, or in the event that the Issuer or any of its Restricted Subsidiaries receives proceeds from any insurance maintained for it by any satellite manufacturer or any launch provider covering any of such Satellites.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Contributions” means the net cash proceeds and/or Cash Equivalents received by the Issuer after the Issue Date from:
(1)    contributions to its common equity capital; and
(2)    the sale (other than to the Issuer or to a Subsidiary of the Issuer or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Issuer or any Subsidiary of the Issuer) of Capital Stock (other than Disqualified Stock or Designated Preferred Stock) of the Issuer;
in each case designated as Excluded Contributions pursuant to an Officer’s Certificate at the time such contribution is made, the proceeds of which are excluded from the calculation set forth in clause (c) of the covenant described under “—Certain Covenants—Restricted Payments.”
“Excluded Subsidiaries” means, Unrestricted Subsidiaries, Foreign Subsidiaries, FSHCOs and any Domestic Subsidiary of a Foreign Subsidiary that is a CFC, any Subsidiary that is not a Wholly-Owned Subsidiary and any Subsidiary that is prohibited, but only so long as such Subsidiary would be prohibited, by applicable law, rule or regulation or by any contractual obligation existing on the date of the indenture (and any refinancing thereof) or existing at the time of acquisition thereof after the date of the indenture (and any refinancing thereof) (so long as such prohibition did not arise as part of such acquisition), in each case, from guaranteeing the notes or that would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee unless such consent, approval, license or authorization has been received (but without obligation to seek the same).
“Fair Market Value” means the value (which, for the avoidance of doubt, will take into account any liabilities, contingent or otherwise, associated with related assets) that would be paid by a willing buyer to an unaffiliated willing seller in an arm’s-length transaction, determined in good faith by the Issuer (unless otherwise provided in the indenture).
“Foreign Subsidiary” means any Restricted Subsidiary of the Issuer that is not a Domestic Subsidiary.

0080105-0000405 PA:20488617.7	49
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“FSHCO” means any Subsidiary of the Issuer with no material assets other than the capital stock or capital stock and indebtedness of one or more FSHCOs or Foreign Subsidiaries that are CFCs.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board Accounting Standards Codification or in such other statements by such other entity as have been approved by a significant segment of the accounting profession (but excluding the policies, rules and regulations of the Commission applicable only to public companies), as in effect on the Issue Date; provided that the Issuer may at any time elect by written notice to the Trustee to use IFRS in lieu of GAAP for financial reporting purposes and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice and (b) for such periods, GAAP as defined in the first sentence of this definition; provided further that any such election, once made, shall be irrevocable. All ratios and computations based on GAAP contained in the indenture shall be computed in conformity with GAAP. For the purposes of the indenture, the term “consolidated,” with respect to any Person, shall mean such Person consolidated with its Restricted Subsidiaries, and shall not include any Unrestricted Subsidiary, but the interest of such Person in an Unrestricted Subsidiary will be accounted for as an Investment.
“Government Securities” has the meaning assigned to that term in the indenture.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.
“Guarantors” means any Subsidiary of the Issuer that executes a Note Guarantee in accordance with the provisions of the indenture and their respective successors and assigns that constitute Domestic Subsidiaries (other than Excluded Subsidiaries), in each case, until the Note Guarantee of such Person has been released in accordance with the provisions of the indenture. On the Issue Date, there will be no Guarantors.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1)    interest rate or currency exchange swap agreements, cap agreements and collar agreements;
(2)    other agreements or arrangements designed to manage interest rates or interest rate risk; and
(3)    other agreements or arrangements designed to protect or manage such Person against fluctuations in currency exchange rates or commodity prices.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, deferred compensation, deferred rent (other than for Capital Lease Obligations), and landlord allowances), whether or not contingent:
(1)    in respect of borrowed money;
(2)    evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3)    in respect of banker’s acceptances;
(4)    representing Capital Lease Obligations;
(5)    representing the balance of deferred and unpaid purchase price of any property or services due more than 90 days after such property is acquired or such services are completed; or
(6)    representing any Hedging Obligations,

0080105-0000405 PA:20488617.7	50
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if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all (i) Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person); provided, however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person, and, (ii) to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that in all such cases contingent obligations incurred in the ordinary course of business and shall be deemed not to constitute Indebtedness.
The term “Indebtedness” shall not include any lease, concession or license of property (or Guarantee thereof) that would be considered an operating lease under GAAP as in effect on the Issue Date, any prepayments of deposits received from clients or customers in the ordinary course of business or consistent with past practices; obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) incurred prior to the Issue Date or in the ordinary course of business or consistent with past practices; contingent obligations incurred in the ordinary course of business and not in respect of borrowed money; deferred or prepaid revenues; purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller; obligations to make payments to one or more insurers under satellite insurance policies in respect of premiums or the requirement to remit to such insurer(s) a portion of the future revenue generated by a satellite which has been declared a constructive total loss, in each case in accordance with the terms of the insurance policies relating thereto; any obligations to make progress or incentive payments or risk money payments under any satellite manufacturing contract or to make payments under satellite launch contracts in respect of launch services provided thereunder, in each case, to the extent not overdue by more than 180 days; obligations under satellite capacity or bandwidth arrangements; or obligations to make in-orbit incentive payments or other deferred payments earned during the life of a satellite under any satellite manufacturing contract or launch services agreement. Indebtedness shall be calculated without giving effect to the provisions of ASC 815, Derivatives and Hedging and related interpretations to the extent such provisions would otherwise increase or decrease an amount of Indebtedness for any purpose under the indenture as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.
“Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant to Persons engaged in a Permitted Business, in each case of nationally recognized standing that is, in the good faith determination of the Issuer, qualified to perform the task for which it has been engaged.
“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the form of loans (including Guarantees), advances or capital contributions (excluding accounts receivable, trade credit and advances to customers and commission, travel, relocation and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person, together with all items that are required to be classified as investments on a balance sheet prepared in accordance with GAAP in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. If the Issuer or any Restricted Subsidiary of the Issuer sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Issuer such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Issuer, the Issuer will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Issuer’s Investments in such Subsidiary that were not sold or disposed of in an amount determined as provided in the last paragraph of the covenant described above under “—Certain Covenants—Restricted Payments.” The acquisition by the Issuer or any Restricted Subsidiary of the Issuer of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Issuer or such Restricted Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in the last paragraph of the covenant described above under “—Certain Covenants—Restricted Payments.” Except as otherwise provided in the indenture, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notwithstanding anything in this Description of the Notes to the contrary, for purposes of the covenant described above under “—Certain Covenants—Restricted Payments”:
(1)    “Investments” shall include the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of a Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary of the Issuer, the Issuer shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary equal to an amount (if positive) equal to:
(a)    the Issuer’s “Investment” in such Subsidiary at the time of such redesignation; minus
(b)    the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and
(2)    any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer, in each case as determined in good faith by the Board of Directors of the Issuer (as evidenced by an Officer’s Certificate).
“Issue Date” means the first date on which the initial notes (excluding any Additional Notes) are issued.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction provided that in no event shall an operating lease be deemed to constitute a lien.
“Moody’s” means Moody’s Investors Service, Inc.
“Net Proceeds” means the aggregate cash proceeds and Cash Equivalents received by the Issuer or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any Designated Non-cash Consideration received in any Asset Sale, but excluding the assumption by the acquiring Person of Indebtedness relating to the disposed asset or other consideration received in any other non-cash form), net of (i) the costs relating to such Asset Sale and the sale or disposition of such Designated Non-cash Consideration, including, without limitation, legal, accounting and investment banking or broker fees, discounts and sales commissions, and any relocation expenses incurred as a result of the Asset Sale, taxes paid or payable as a result of the Asset Sale, in each case, after taking into account any current reduction in tax liability (determined on a “with and without” basis) due to available tax credits or deductions and any tax sharing arrangements, (ii) amounts applied to the repayment of principal, premium (if any) and interest on Indebtedness that is secured by the property or the assets that are the subject of such Asset Sale or that is otherwise required (other than pursuant to the fourth paragraph of the covenant described above under “—Repurchase at the Option of Holders—Asset Sales”) to be paid as a result of such transaction, (iii) any payments made to obtain any necessary consent to the Asset Sale, (iv) any deduction of appropriate amounts to be provided by the Issuer as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Issuer after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations or purchase price adjustment associated with such transaction and (v) all distributions and other payments required to be made to non-controlling interest holders in Subsidiaries or to holders of interests in joint ventures as a result of the Asset Sale or to holders of beneficial interest in the assets sold.
“NEXT Constellation” means the LEO constellation of 66 satellites and related in-orbit and ground spare satellites.
“NEXT Expenses” means, (i) for periods ending on or prior to December 31, 2017, expenses incurred in connection with the development, procurement, financing and launch of the NEXT System to the extent such amounts were deducted in calculating Consolidated Net Income or (ii) for periods ending after December 31, 2017, non-recurring expenses incurred in connection with the development, procurement, financing and launch of the NEXT System to the extent such amounts were deducted in calculating Consolidated Net Income.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“NEXT System” means the development, procurement, launch and operation of the NEXT Constellation and associated ground infrastructure.
“Non-Recourse Debt” means Indebtedness:
(1)    as to which neither the Issuer nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) other than the pledge of the Equity Interests of any Unrestricted Subsidiaries or (b) is directly or indirectly liable as a guarantor or otherwise other than by virtue of a pledge or the Equity Interests of any Unrestricted Subsidiaries; and
(2)    as to which the obligees in respect of such Indebtedness have been notified in writing that they will not have any recourse to the stock or assets of the Issuer, or any of its Restricted Subsidiaries (other than the Equity Interests of an Unrestricted Subsidiary).
“Note Guarantee” means the Guarantee by each Guarantor (if any) of the Issuer’s obligations under the indenture and the notes, executed pursuant to the provisions of the indenture.
“Obligations” means any principal, interest (including any interest, fees, expenses and other amounts accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest, fees, expenses and other amounts are an allowed or allowable claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.
“Officer” means the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, the Secretary or the Assistant Secretary of the Issuer.
“Officer’s Certificate” means a certificate that meets the requirements set forth in the indenture signed on behalf of the Issuer by an Officer of the Issuer and delivered to the Trustee, who in the case of no-default certificates must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Issuer.
“Opco Credit Agreement” means that certain amended and restated credit agreement, dated as of October 4, 2010, as amended and restated effective as of the Issue Date, by and among the Issuer, Opco, Société Générale, as BPIAE agent, and the lenders, agents and other parties party thereto, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, supplemented, waived, renewed or otherwise modified from time to time, and (if designated by the Opco) as replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time, including (if designated by the Opco) any agreement or indenture or commercial paper facilities with banks or other institutional lenders or investors extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder permitted under “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock” or altering the maturity thereof or adding Restricted Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.
“Permitted Business” means any business that is the same as, or reasonably related, ancillary or complementary to, any of the businesses in which the Issuer and its Restricted Subsidiaries are engaged on the date of the indenture.
“Permitted Investments” means:
(1)    any Investment in the Issuer or in a Restricted Subsidiary of the Issuer (including in the notes);
(2)    any Investment in cash or Cash Equivalents;
(3)    any Investment by the Issuer or any Restricted Subsidiary of the Issuer in a Person, if as a result of such Investment:

0080105-0000405 PA:20488617.7	53
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)    such Person becomes a Restricted Subsidiary of the Issuer; or
(b)    such Person, in one transaction or a series of related transactions, is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Issuer or a Restricted Subsidiary of the Issuer;
(4)    any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made in compliance with the covenant described above under “—Repurchase at the Option of Holders—Asset Sales”;
(5)    any acquisition of assets or Capital Stock solely in exchange for, or out of the proceeds of, the issuance of Equity Interests (other than Disqualified Stock) of the Issuer or of any direct or indirect parent of the Issuer;
(6)    any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Issuer or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; (B) litigation, arbitration or other disputes; or (C) as a result of a foreclosure by the Issuer or any of its Restricted Subsidiaries with respect to a secured Investment or other transfer of title with respect to any secured Investment in default;
(7)    [reserved];
(8)    loans or advances to employees made in the ordinary course of business of the Issuer or any Subsidiary of the Issuer in an aggregate principal amount not to exceed $2.0 million at any one time outstanding;
(9)    Hedging Obligations not incurred in violation of the indenture;
(10)    any guarantee of Indebtedness permitted to be incurred by the covenant described above under “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock”;
(11)    any Investment existing on, or made pursuant to binding commitments existing on the Issue Date and any Investment consisting of an extension, modification, renewal, replacement, refunding or refinancing of any investment existing on, or made pursuant to a binding commitment existing on the Issue Date; provided that the amount of any such Investment may be increased (a) as required by the terms of such Investment as in existence on the Issue Date or (b) as otherwise permitted under the indenture provided, further however, that if any Investment pursuant to this clause (11) is made in any Person that is not the Issuer or a Restricted Subsidiary of the Issuer at the date of the making of such Investment and such Person becomes the Issuer or a Restricted Subsidiary of the Issuer after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (11) for so long as such Person continues to be the Issuer or a Restricted Subsidiary;
(12)    Investments acquired after the Issue Date as a result of the acquisition by the Issuer or any Restricted Subsidiary of the Issuer of another Person, including by way of a merger or consolidation with or into the Issuer or any of its Restricted Subsidiaries in a transaction that is not prohibited by the covenant described above under “—Merger, Consolidation or Sale of Assets” after the Issue Date to the extent that such Investments were not made in contemplation of such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;
(13)    Investments by the Issuer or its Restricted Subsidiaries consisting of deposits, prepayment and other credits to suppliers or landlords made in the ordinary course of business;
(14)    guaranties made in the ordinary course of business of obligations owed to landlords, suppliers, customers, franchisees and licensees of the Issuer or its Subsidiaries;
(15)    any Investment acquired by the Issuer or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a

0080105-0000405 PA:20488617.7	54
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

result of a bankruptcy, workout, reorganization or recapitalization of the Issuer of such other Investment or accounts receivable, or (b) as a result of a foreclosure by the Issuer or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;
(16)    loans and advances to officers, directors and employees for business-related travel expenses, moving and relocation expenses and other similar expenses, in each case incurred in the ordinary course of business;
(17)    Investments consisting of the licensing, sublicensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons;
(18)    Investments in joint ventures of the Issuer or any of its Restricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (18) that are at the time outstanding, not to exceed $60.0 million (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value), at any one time outstanding provided, further however, that if any Investment pursuant to this clause (18) is made in any Person that is not the Issuer or a Restricted Subsidiary of the Issuer at the date of the making of such Investment and such Person becomes the Issuer or a Restricted Subsidiary of the Issuer after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (18) for so long as such Person continues to be the Issuer or a Restricted Subsidiary;
(19)    Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses of intellectual property or leases, in each case, in the ordinary course of business;
(20)    other Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (21) that are at the time outstanding not to exceed $125.0 million at the time of incurrence, at any one time outstanding;
(21)    Investments in Unrestricted Subsidiaries having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (22) that are at that time outstanding not to exceed $25.0 million, at any one time outstanding;
(22)    Investments in Subsidiaries or joint ventures formed for the purpose of selling or leasing transponders or transponder capacity to third-party customers in the ordinary course of business of the Issuer and its Restricted Subsidiaries;
(23)    any Investment to the extent made using Equity Interests of the Issuer (other than Disqualified Stock) as consideration; and
(24)    Investments in Satelles, Inc. in an amount not to exceed $10.0 million at any time outstanding.
“Permitted Liens” means:
(1)    Liens on assets of (x) Intermediate Holdco or any of its Restricted Subsidiaries securing Indebtedness and other Obligations of Intermediate Holdco or any of its Restricted Subsidiaries that were incurred pursuant to clause (1), (8) or (14) of the definition of “Permitted Debt” and (y) the Issuer incurred pursuant to its guarantee of any Indebtedness and other obligations incurred pursuant to clause (1) of the definition of “Permitted Debt”;
(2)    Liens in favor of the Issuer or Restricted Subsidiary, if any;
(3)    Liens on assets, property or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary of the Issuer or is merged with or into or consolidated with the Issuer or a Restricted Subsidiary of the Issuer; provided that such Liens (a) were in existence prior to the contemplation of such Person becoming a Restricted Subsidiary of the Issuer or such merger or consolidation and (b) do not extend to any assets

0080105-0000405 PA:20488617.7	55
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other than those of the Person that becomes a Restricted Subsidiary of the Issuer or the surviving entity of any such merger or consolidation;
(4)    Liens on assets or on property (including Capital Stock) existing at the time of acquisition of the assets or property by the Issuer or any Subsidiary of the Issuer; provided that such Liens (a) were in existence prior to such acquisition and not incurred in contemplation of, such acquisition and (b) do not extend to any other assets of the Issuer or any of its Restricted Subsidiaries;
(5)    Liens, pledges or deposits to secure the performance of bids, trade contracts, leases, statutory obligations, insurance, judgments, surety or appeal bonds, workers’ compensation obligations, performance bonds, unemployment insurance obligations, social security obligations, or other obligations of a like nature incurred in the ordinary course of business (including Liens to secure letters of credit issued to assure payment of such obligations);
(6)    Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (4) of the definition of Permitted Debt covering only the assets acquired with or financed by such Indebtedness; provided that individual financings of property or equipment provided by one lender may be cross collateralized to other financings of property or equipment provided by such lender;
(7)    Liens existing on the Issue Date (other than with respect to the Opco Credit Agreement);
(8)    Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;
(9)    Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, landlord’s, workmen’s, repairmen’s and mechanics’ Liens, in each case, incurred in the ordinary course of business;
(10)    survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;
(11)    Liens created for the benefit of (or to secure) the notes and related Note Guarantees and additional pari passu Indebtedness and related Guarantees permitted to be incurred under the indenture;
(12)    Liens to secure any Refinancing Indebtedness of Intermediate Holdco and its Restricted Subsidiaries permitted to be incurred under the indenture; provided, however, that
(a)    the new Lien is limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such property or proceeds or distributions thereof); and
(b)    the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount (or accreted amount, if applicable, or, if greater, committed amount) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged with such Refinancing Indebtedness and (y) an amount necessary to pay any fees and expenses, including premiums (including tender Premiums), related to such renewal, refunding, refinancing, replacement, defeasance or discharge;
(13)    Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings;
(14)    filing of UCC financing statements as a precautionary measure in connection with operating leases;

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(15)    bankers’ Liens, rights of set-off, Liens arising out of judgments or awards not constituting an Event of Default and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made to the extent required by GAAP;
(16)    Liens on Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness;
(17)    Liens on specific items of inventory or other goods and the proceeds thereof (including documents, instruments, accounts, chattel paper, letter of credit rights, general intangibles, supporting obligations, and claims under insurance policies relating thereto) of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created in the ordinary course of business for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;
(18)    leases, subleases, licenses or sublicenses (including licenses or sublicenses of software and other technology or intellectual property) in the ordinary course of business or otherwise not materially interfering with the conduct of the business of the Issuer or any of its Restricted Subsidiaries;
(19)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;
(20)    statutory, common law or contractual Liens of creditor depository institutions or institutions holding securities accounts (including the right of set-off or similar rights and remedies);
(21)    customary Liens granted in favor of a trustee (including the Trustee for the notes) to secure fees and other amounts owing to such trustee under an indenture or other agreement pursuant to which Indebtedness not prohibited by the indenture is issued (including the indenture under which the notes are to be issued);
(22)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods;
(23)    Liens securing Hedging Obligations entered into in the ordinary course of business and not for speculative purposes; provided that such Hedging Obligations are permitted to be incurred under the indenture;
(24)    Liens on assets pursuant to merger agreements, stock or asset purchase agreements and similar agreements in respect of the disposition of such assets otherwise permitted under the indenture for so long as such agreements are in effect;
(25)    Liens securing Indebtedness or other Obligations of Intermediate Holdco or a Restricted Subsidiary of Intermediate Holdco owing to Intermediate Holdco or another Restricted Subsidiary of Intermediate Holdco permitted to be incurred in accordance with the covenant described above under “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock or Preferred Stock”;
(26)    leases and subleases of real property that do not materially interfere with the ordinary conduct of the business of the Issuer or any of its Restricted Subsidiaries;
(27)    deposits made in the ordinary course of business to secure liability to insurance carriers;
(28)    Liens incurred to secure any Cash Management Services and Treasury Management Arrangement incurred in the ordinary course of business;
(29)    Liens solely on any cash earnest money deposits made by the Issuer or any Restricted Subsidiary of the Issuer in connection with any letter of intent or purchase agreement permitted under the indenture;
(30)    any encumbrances or restrictions (including, without limitation, put and call agreements) with respect to the Capital Stock of any joint venture pursuant to the agreement evidencing such joint venture;

0080105-0000405 PA:20488617.7	57
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(31)    Liens that may arise on inventory or equipment in the ordinary course of business as a result of such inventory or equipment being located on premises owned by Persons other than the Issuer or its Restricted Subsidiaries;
(32)    Liens on the Equity Interests of Unrestricted Subsidiaries;
(33)    Liens in favor of customers on satellites or portions thereof (including insurance proceeds relating thereto) or the satellite (or satellite payload or component) construction or acquisition agreement relating thereto, in each case granted in the ordinary course of business; and
(34)    other Liens securing Indebtedness or other obligations in an amount that does not exceed $25.0 million at any one time outstanding.
For purposes of determining compliance with this definition, (x) Permitted Liens need not be incurred solely by reference to one category of Permitted Liens described above but are permitted to be incurred in part under any combination thereof and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more categories of Permitted Liens described above, the Issuer shall, in its sole discretion, classify (or later reclassify) such item of Permitted Liens (or any portion thereof) in any manner that complies with this definition and (z) in the event that a portion of Indebtedness secured by a Lien that is incurred after the Issue Date could be classified as secured in part pursuant to clause (1) or (31) above (giving effect to the incurrence of such portion of such Indebtedness), the Issuer, in its sole discretion, may classify such portion of such Indebtedness (and any Obligations in respect thereof) as having been secured pursuant to clause (1) or (31) above and thereafter the remainder of the Indebtedness as having been secured pursuant to one or more of the other clauses of this definition; provided, however, that Indebtedness under any Credit Agreement on the Issue Date shall be deemed secured under clause (1) of this definition of Permitted Liens on the Issue Date and thereafter and may not be reclassified.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Pro Forma Basis” means, with respect to the calculation of any test, financial ratio, basket or covenant under the indenture, including the Consolidated Total Leverage Ratio, of any Person and its Restricted Subsidiaries, as of any date, that pro forma effect will be given to any acquisition, merger, consolidation, Investment, any issuance, incurrence, assumption or repayment or redemption of Indebtedness (including Indebtedness issued, incurred or assumed or repaid or redeemed as a result of, or to finance, any relevant transaction and for which any such test, financial ratio, basket or covenant is being calculated), any issuance or redemption of preferred stock or Disqualified Stock, all acquisitions sales, transfers and other dispositions or discontinuance of any Subsidiary, line of business, division, segment or operating unit, any operational change (including the entry into any material contract or arrangement) or any designation of a Restricted Subsidiary to an Unrestricted Subsidiary or of an Unrestricted Subsidiary to a Restricted Subsidiary, or any increase in ownership of a Restricted Subsidiary, in each case that have occurred during the four consecutive fiscal quarter period of such Person being used to calculate such test, financial ratio, basket or covenant (the “Reference Period”), or subsequent to the end of the Reference Period but prior to such date or prior to or simultaneously with the event for which a determination under this definition is made (including any such event occurring at a Person who became a Restricted Subsidiary of the subject Person or was merged or consolidated with or into the subject Person or any other Restricted Subsidiary of the subject Person after the commencement of the Reference Period), as if each such event occurred on the first day of the Reference Period.
For purposes of making any computation referred to above:
(1)    if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date for which a determination under this definition is made had been the applicable rate for the entire period (taking into account any swap contracts applicable to such Indebtedness if such swap contracts have a remaining term in excess of 12 months);
(2)    interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer, in his or her capacity as such and not in his or her personal capacity, of Issuer to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP;

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(3)    interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, an eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Issuer may designate; and
(4)    interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.
Any pro forma calculation may include, without limitation, adjustments that are reasonably identifiable and factually supportable and are calculated in good faith by the Issuer.
“Qualifying Equity Interests” means Equity Interests of the Issuer other than Disqualified Stock.
“Restricted Investment” means an Investment other than a Permitted Investment.
“Restricted Subsidiary” of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.
“S&P” means Standard & Poor’s Ratings Group.
“Secured Indebtedness” means any Indebtedness secured by a Lien other than Indebtedness with respect to Cash Management Services or a Treasury Management Arrangement.
“Series A Preferred Shares” means the 7.00% Series A Cumulative Perpetual Convertible Preferred Stock of the Issuer.
“Series B Preferred Shares” means the 6.75% Series A Cumulative Perpetual Convertible Preferred Stock of the Issuer.
“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as deemed in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of the indenture.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subordinated Indebtedness” means (a) with respect to the Issuer, any Indebtedness of the Issuer which is by its terms expressly subordinated in right of payment to the notes, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms expressly subordinated in right of payment to its Note Guarantee.
“Subsidiary” means, with respect to any specified Person:
(1)    any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof);
(2)    any partnership, joint venture or limited liability company or similar entity of which
(a)    more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of

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membership, general, special or limited partnership interests or otherwise, and (b) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity; and
(3)    any Person that is consolidated in the consolidated financial statements of the specified Person in accordance with GAAP.
“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.
“Treasury Rate” means, as of any redemption date, the yield to maturity as of the earlier of (a) such redemption date or (b) the date on which such series of Notes are defeased or satisfied and discharged, of the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two business days prior to the redemption date) of the United States Treasury securities with a constant maturity (as compiled and published in Federal Reserve Statistical Release H.15 with respect to each applicable day during such week (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to April 15, 2020; provided, however, that if the period from the redemption date to April 15, 2020 is not equal to the constant maturity of a United States Treasury Security for which such a yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury Securities for which such yields are given, except that if the period from the redemption date to April 15, 2020 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa‑77bbbb), as in effect on the Issue Date and, to the extent required by law, as amended.
“UCC” means the Uniform Commercial Code (or any successor statute) as in effect from time to time in the relevant jurisdiction.
“Unrestricted Subsidiary” means any Subsidiary of the Issuer that is designated by the Board of Directors of the Issuer as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent that such Subsidiary:
(1)    has no Indebtedness other than Non-Recourse Debt;
(2)    is not party to any agreement, contract, arrangement or understanding with the Issuer or any Restricted Subsidiary of the Issuer unless the terms of any such agreement, contract, arrangement or understanding would be permitted under the “—Transactions with Affiliates” covenant;
(3)    is a Person with respect to which neither the Issuer nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and
(4)    has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Issuer or any of its Restricted Subsidiaries.
Any designation by the Board of Directors of the Issuer shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolutions of the Board of Directors of the Issuer giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the foregoing conditions.
“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote (without regard to the occurrence of any contingency) in the election of the Board of Directors of such Person it being understood that neither the Series A Preferred Shares nor the Series B Preferred Shares shall constitute Voting Stock.

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“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:
(1)    the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by
(2)    the then outstanding principal amount of such Indebtedness.
“Wholly Owned Restricted Subsidiary” means any Wholly Owned Subsidiary that is a Restricted Subsidiary.
“Wholly Owned Domestic Subsidiary” means a Wholly Owned Subsidiary that is a Domestic Subsidiary.
“Wholly Owned Subsidiary” means, with respect to any Person, a direct or indirect Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interest of which (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

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SCHEDULE 3
SIXTH AMENDED AND RESTATED BPIAE FACILITY AGREEMENT

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BPIAE FACILITY AGREEMENT
DATED 4 OCTOBER 2010 AS AMENDED AND RESTATED FROM TIME TO TIME AND ON THE SIXTH AMENDMENT EFFECTIVE DATE (AS DEFINED HEREIN)
for

IRIDIUM SATELLITE LLC

arranged by

DEUTSCHE BANK AG (PARIS BRANCH)
BANCO SANTANDER SA
SOCIÉTÉ GÉNÉRALE
NATIXIS
MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

as Mandated Lead Arrangers and Bookrunners

and

BNP PARIBAS
CRÉDIT INDUSTRIEL ET COMMERCIAL
INTESA SANPAOLO S.p.A. (PARIS BRANCH)
UNICREDIT BANK AUSTRIA AG

as Lead Arrangers

with

SOCIÉTÉ GÉNÉRALE
as BPIAE Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Security Agent and U.S. Collateral Agent

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THIS AGREEMENT is dated 4 October 2010, as amended and restated on the Sixth Amendment Effective Date (as defined below) and made
BETWEEN:

(1)	IRIDIUM COMMUNICATIONS INC., a Delaware corporation (the Parent);

(2)	IRIDIUM SATELLITE LLC, a Delaware limited liability company, as borrower (the Borrower);

(3)	THE SUBSIDIARIES of the Parent listed in Part 1 of Schedule 1 as original guarantors (together with the Parent, the Original Guarantors);

(4)
DEUTSCHE BANK AG (PARIS BRANCH), BANCO SANTANDER SA, SOCIÉTÉ GÉNÉRALE, NATIXIS, and MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A. as mandated lead arrangers and bookrunners (the Mandated Lead Arrangers and Bookrunners);

(5)	BNP PARIBAS, CRÉDIT INDUSTRIEL ET COMMERCIAL, INTESA SANPAOLO S.p.A. (PARIS BRANCH) and UNICREDIT BANK AUSTRIA AG as lead arrangers (the Lead Arrangers);

(6)	THE FINANCIAL INSTITUTIONS listed in Part 2 of Schedule 1 as lenders (the Original Lenders);

(7)	SOCIÉTÉ GÉNÉRALE as agent of the other Finance Parties (the BPIAE Agent); and

(8)
DEUTSCHE BANK TRUST COMPANY AMERICAS as security agent and trustee for the Secured Parties (in this capacity the Security Agent) and as agent for the Finance Parties under the Motorola Intercreditor Agreement (in this capacity the U.S. Collateral Agent).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:
Acceptable Bank means:

(a)
a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A- or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or A3 or higher by Moody's Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or

(b)	any other bank or financial institution approved by the BPIAE Agent.
Acceptable Launch Insurance Proposal has the meaning given in Clause 8.3 (Launch Insurance Proceeds).

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Accession Deed means a document substantially in the form set out in Schedule 10 (Form of Accession Deed).
Account Bank means the Security Agent in its capacity as account bank for the Finance Parties.
Accounting Principles means GAAP.
Accounting Reference Date means 31 December of any given year.
Additional Cost Rate has the meaning given to it in Schedule 7 (Mandatory Cost Formula).
Additional Guarantor means any Material Company which becomes an Additional Guarantor in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors).
Administrative Party means any Mandated Lead Arranger and Bookrunner, any Lead Arranger and any Agent.
Adviser means the Technical Adviser, the Insurance Adviser or any other adviser appointed under this Agreement.
Affiliate means, in relation to any person, any other person that, directly or indirectly, controls, is controlled by or is under common control with such person; and for purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a person shall mean the possession, direct or indirect, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of such securities, by contract or otherwise.
Agent means the BPIAE Agent, the Security Agent or the U.S. Collateral Agent.
Aireon Equity Injection means (i) an investment in an aggregate amount of no more than $12,500,000 (whether in cash, tangible or intangible property) in the Excluded Company made by any member of the Senior Credit Group, by way of an issuance of Aireon Equity Instruments by the Excluded Company to such member of the Senior Credit Group, (ii) any other investment in an aggregate amount of no more than $15,000,000 in the Excluded Company made by any member of the Senior Credit Group by way of issuance of Aireon Equity Instruments to such member of the Senior Credit Group, made with the proceeds of a Capital Raising specifically for that purpose and (iii) an investment in the Excluded Company made by any member of the Senior Credit Group, by way of issuance of Aireon Equity Instruments by the Excluded Company to such member of the Senior Credit Group in exchange for a corresponding value of no more than $[***] of Airtime Credits pursuant to and in accordance with the Airtime Credits Agreement.
Aireon Equity Instruments means equity-linked instruments, capital stock, shares or other equivalent instruments, subordinated debt or other securities issued by the Excluded Company to any member of the Senior Credit Group including any additional contribution made in respect of such instruments, subordinated debt or other securities, which are subject to Transaction Security (until disposed of in accordance with the terms of this Agreement) in favour of the Security Agent.

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Aireon Investment Agreement means that certain investment agreement to be entered into among the Excluded Company, the Borrower and the other investors in the Excluded Company with respect to each of their investments in the Excluded Company.
Aireon Proceeds means all dividends, charges, fees, distributions or other proceeds received in cash by any member of the Senior Credit Group from time to time solely in respect of any Aireon Equity Instruments, including any Disposal Proceeds (in each case, after deducting any reasonable expenses incurred by any member of the Senior Credit Group in connection with such proceeds or Taxes paid or incurred by any member of the Senior Credit Group in connection with such proceeds or the ownership of such Aireon Equity Instruments).
Aireon System Debt means any Financial Indebtedness incurred by the Excluded Company in connection with the Aireon System Project (including any transaction incidental and in support of the Aireon System Project) provided that the provider of the Financial Indebtedness to the Excluded Company has (and has confirmed in writing to the Borrower and the BPIAE Agent that it has) no recourse against any member of the NEXT Group or any of the NEXT Group's assets.
Aireon System Document means:

(a)
the Secondary Payload Contracts (including the hosting agreement, the data services agreement and the hosted payload operations center agreement) to be entered into between the Excluded Company and the Borrower;

(b)	the management services contract to be entered into between the Excluded Company and the Borrower or any other Senior Credit Group member;

(c)	the Airtime Credits Agreement;

(d)	the Aireon Investment Agreement; and

(e)	any agreement, document or instrument incidental to any of the documents listed in clauses (a) to (d) above and notified to the BPIAE Agent by the Borrower.
Aireon System Project means the design, financing, construction, deployment and operation of a satellite-based global aviation monitoring system, which uses Automatic Dependent Surveillance-Broadcast technology for the purposes of providing secondary payload services in connection and compliance with the NEXT System.
Airtime Credit means a credit (valued at an arm's-length rate) for airtime minutes, data fees, access fees or licensing fees with respect to services on Block One or the NEXT Constellation and associated ground infrastructure.
Airtime Credits Agreement means any agreement or arrangement entered into between the Excluded Company and any member of the Senior Credit Group pursuant to which such member of the Senior Credit Group has agreed, in exchange for Aireon Equity Instruments, to provide and make available to the Excluded Company from time to time Airtime Credits, in an aggregate amount of up to $[***], for application as discharge of the Aireon System Debt owed to Harris Corporation by the Excluded Company, provided that, under no circumstances will Harris Corporation have any recourse to any

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member of the NEXT Group or any of the NEXT Group's assets in respect of such Aireon System Debt.
Ancillary Cashflows means, for any Calculation Date, the aggregate (without double-counting) (adding (if positive) or deducting (if negative)) of:

(a)
an amount equal to the aggregate of (i) the net cash proceeds from the exercise of the Existing Warrants received by the Parent, and (ii) all Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group) and allocated for such purpose (and not previously utilised for any other purpose), in each case funded by way of equity capital contribution directly or indirectly to the Borrower on or prior to that Calculation Date; and

(b)	the difference (positive or negative) between:

(i)	Cumulative Cashflow for that Calculation Date, and

(ii)
the Cumulative Cashflow level in the Base Case for that Calculation Date (without taking into account any amounts of Capital Expenditure in respect of the Satellite Supply Contract, the Launch Services Contract or the Launch Insurance premia projected in the Base Case to be paid prior to such Calculation Date, but not actually paid, due to a delay or postponement under the Satellite Supply Contract, the Launch Services Contract or the Launch Insurance premia (as the case may be)); and

(c)	the difference (positive or negative) between:

(i)	the cumulative Secondary Payload Cashflows received (directly or indirectly) by any Senior Obligor on or prior to that Calculation Date, and

(ii)	the cumulative level of Secondary Payload Cashflows in the Base Case at that Calculation Date,
(provided that the amount of any positive difference to be taken into account for any Calculation Date may not exceed the amount (if any) by which the total amount of committed Secondary Payload Cashflows payable to the Senior Obligors pursuant to binding Secondary Payload Contracts as at that Calculation Date exceeds $[***] million).
Annual Financial Statements means the financial statements for a Financial Year delivered pursuant to paragraph (a) of Clause 21.1 (Financial statements).
Assignment Agreement means an agreement substantially in the form set out in Schedule 9 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.
Auditors means one of PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLP or Deloitte & Touche LLP or any other firm approved in advance by the BPIAE Agent (such approval not to be unreasonably withheld, conditioned or delayed).

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Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (including each Communications Licence).
Authorization to Proceed means the Authorization to Proceed between the Borrower and TAS dated 1 June 2010.
Availability Period means the period from the Initial CP Satisfaction Date until the earlier of:

(a)	the date falling 5 months after the In-Orbit Acceptance in respect of the [***] Satellite (as confirmed by the Technical Adviser); and

(b)	the Longstop Availability Date.
Available Cash means, at any time, (i) cash in hand or at bank and (in the latter case) credited to an account with an Acceptable Bank in the name of a member of the Senior Credit Group and to which a member of the Senior Credit Group is alone (or together with other members of the Senior Credit Group) beneficially entitled and for so long as:

(a)	that cash is repayable on demand within 10 days after the relevant date of calculation;

(b)
repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the NEXT Group or of any other person whatsoever or on the satisfaction of any other condition;

(c)
there is no security over that cash except for liens granted or permitted under the Finance Documents or other security constituted by a netting or set-off arrangement entered into by members of the Senior Credit Group in the ordinary course of their banking arrangements; and

(d)	the cash is freely available to be applied in repayment or prepayment of the Facility as and when due and payable, and (ii) Cash Equivalent Investments (and excluding, for the avoidance of doubt, any amounts standing to the credit of the Debt Service Reserve Account).
Available Cash for Cash Sweep means, on each Quarter Date, the Available Cash standing to the credit of the Revenue Accounts excluding any Insurance Proceeds and/or cash corresponding to payments that have not yet been made (including to TAS, SpaceX and/or insurers with respect to premiums on Insurance) due to delays in performance of the Milestones or other obligations to which those payments relate in each case as described and certified in the Compliance Certificate delivered under this Agreement.
Available Commitment means, in relation to a Tranche, a Lender's Commitment under that Tranche minus (subject as set out below):

(a)	its participation in any outstanding Utilisations under that Tranche; and

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(b)	in relation to any proposed Utilisation under that Tranche, its participation in any other Utilisations under that Tranche that are due to be made on or before the proposed Utilisation Date.
Available Cure Amount means, in respect of a Calculation Date:

(a)	the amount of Ancillary Cashflows at such Calculation Date (without double counting and without giving effect to the Available Cure Amount in respect of the then current Calculation Date), minus:

(b)
in respect of each election by the Borrower to allocate the Available Cure Amount to a Relevant Financial Covenant in accordance with Clause 22.1(a)(iii) (Capital Expenditure), the aggregate of all amounts previously required to meet the relevant levels in the Base Case at each Calculation Date in respect of which the Borrower elected to allocate an Available Cure Amount to a Relevant Financial Covenant,

in each case, as certified in the relevant Compliance Certificate delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate) (and provided, for the avoidance of doubt, that any Available Cure Amount or portion thereof that has been allocated to cure a Relevant Financial Covenant may not be allocated to cure another Relevant Financial Covenant);
provided, however, notwithstanding anything to the contrary herein, if at any time the calculation of the Available Cure Amount results in a negative number, the Available Cure Amount shall be deemed to equal zero.
Available Facility means the aggregate for the time being of each Lender's Available Commitment.
Average Call Establishment Rate means, at any time, an up to date [***] day average of the call establishment rate as measured by an autodialer located at the SNOC (in continuous operation) using [***] call attempts with a [***] wait time between each successful call and where such call establishment rate is calculated by dividing (i) the number of Calls Connected by (ii) the number of Call Attempts.
The [***] day average will be measured based upon the previous [***] contiguous days. A complete data set, including each call record providing each Call Attempt and Call Connected for that [***] day period, if requested, will be supplied by the Borrower to the Technical Adviser. This data set may (or, if otherwise reasonably requested by the Borrower, shall) be reviewed by the Technical Adviser in order to identify and acknowledge any issues or incidents that are not indicative of the Iridium system performance (including but not limited to any power failures of the "Iridium Subscriber Unit" phone, anomalies attributable to autodialer resets, SNOC information technology issues and severe weather conditions) (any such issues or incidents, collectively, the Non-Iridium System Performance Issues). The Non-Iridium System Performance Issues will be removed from the data set upon the mutual concurrence of the Technical Adviser and the BPIAE Agent (acting on the instructions of the Majority Lenders), in consultation with the Borrower.

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Average Cash Balance means on each Cash Sweep Assessment Date the average of the Available Cash for Cash Sweep for the previous two Quarter Dates.
Base Case means the base case financial model for the NEXT System in an agreed form showing the projected operating results and cash flow for the period commencing on the Signing Date and ending on the Final Maturity Date, reviewed and approved by the Lenders prior to the Signing Date, as updated by the BPIAE Agent within 10 Business Days after the Initial CP Satisfaction Date using the USD/EUR exchange rate confirmed to the BPIAE Agent pursuant to paragraph 21 of Part 1 of Schedule 2 (Conditions Precedent) to give effect to the final USD value of the Satellite Supply Contract and notified to the Borrower and the Original Lenders, as further amended, reviewed and approved by the Lenders prior to the Sixth Amendment Effective Date.
Base Rate means:

(a)	in respect of Tranche A, CIRR; and

(b)	in respect of Tranche B, LIBOR.
Base Reference Bank Rate means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the BPIAE Agent at its request by the Base Reference Banks as the rate at which the relevant Base Reference Bank could borrow funds in the Relevant Interbank Market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.
Base Reference Banks means the principal London offices of Société Générale, Deutsche Bank AG and BNP Paribas or such other banks as may be appointed by the BPIAE Agent in consultation with the Borrower.
Block One means the NEXT Group's existing mobile satellite telecommunications system including a constellation of 66 satellites plus spares (at the date of this Agreement).
BOA Revenue Account means the Borrower's revenue account held with Bank of America with account number [***] into which the Borrower's main revenues are paid (and any replacement account of such account).
Boeing means The Boeing Company.
Boeing O&M Agreement means the amended and restated operations and maintenance agreement between ICLLC and Boeing dated 28 May 2010.
Borrower shall have the meaning given to it in the preamble hereto.
BPIAE means Bpifrance Assurance Export S.A.S., with a capital of €30,000,000 and registered number 815 276 308 RCS Créteil and VAT FR 29 815 276 308 with registered office at 27-31, avenue du Général Leclerc, 94710 Maisons-Alfort Cedex (being the entity responsible for managing government export guarantees on behalf of, and acting for the account of and under the control of, the French State (as the case may be) by way of article L. 432-2 of the French insurance code, as successor to COFACE)

0080105-0000405 PA:20488617.7	10
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and any successor entity to BPIAE appointed by the French State pursuant to article L. 432-2 of the French insurance code.
BPIAE Agent shall have meaning given to it in the preamble hereto.
BPIAE Eligible Content means the part of the Satellite Supply Contract and the Authorization to Proceed which is eligible for cover under the BPIAE Insurance Policy and is therefore recognised as being eligible by the French Authorities to be financed by this Agreement.
BPIAE Insurance Policy means the export credit insurance policy granted by BPIAE in favour of the Lenders covering 95 per cent. of the commercial and political risk in respect of the Facility, executed by BPIAE, the BPIAE Agent and the Original Lenders and delivered pursuant to Schedule 2 (Conditions Precedent).
BPIAE Premium means the premium payable to BPIAE pursuant to the BPIAE Insurance Policy.
BPIAE Premium Letter means the letter dated on or around the date of this Agreement from the BPIAE Agent to the Borrower setting out the amount of the BPIAE Premium and the BPIAE Premium Percentage.
BPIAE Premium Percentage has the meaning given to that term in Clause 2.5 (BPIAE Premium).
BPIAE Premium Proportional Amount has the meaning given to that term in Clause 2.5 (BPIAE Premium).
Break Costs means the amount (if any) by which:

(a)
the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Budget means any budget delivered by the Borrower to the BPIAE Agent pursuant to Clause 21.4 (Budget and Business Plan).
Business Acquisition means the acquisition or incorporation of a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them).
Business Day means a day (other than a Saturday or Sunday) on which banks and trust institutions are open for general business in London, Paris and New York.

0080105-0000405 PA:20488617.7	11
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Business Plan means each Business Plan delivered by the Borrower to the BPIAE Agent pursuant to Clause 21.4 (Budget and Business Plan).
Calculation Date means each 30 June and 31 December.
Calculation Period means each period of 12 months ending or commencing (as applicable) on each Calculation Date.
Call Attempts means the number of calls made by an autodialer located at the SNOC (using [***] second calls with a [***] wait time between each successful call) to dial a call to the Tempe Gateway digital answering system.
Calls Connected means the number of calls that have been "connected" and where "connected" is determined by (i) the Tempe Gateway digital answering system answering the call, (ii) the "Iridium Subscriber Unit" phone receiving an acknowledgment of the call connected from the Tempe Gateway digital answering system, and (iii) the autodialers receiving an acknowledgment of the call connected from the "Iridium Subscriber Unit" phone.
Capital Expenditure means any expenditure or obligation in respect of expenditure which, in accordance with the Accounting Principles, is treated as capital expenditure (which shall, for the avoidance of doubt, include NEXT Expenses and the Aireon Equity Injection made solely pursuant to clause (i) of the definition thereof, whether treated as capital expenditure or operational expenditure) and including the capital element of any expenditure or obligation incurred in connection with a Finance Lease, but excluding any capitalised interest.
Capital Raising means any capital increase, issue of equity-linked instruments (excluding the Existing Warrants), capital stock, shares or other equivalent instruments, subordinated debt or other securities by any member of the NEXT Group to any person other than a member of the Group.
Capital Raising Proceeds means the consideration receivable by any member of the NEXT Group for any Capital Raising made by any member of the NEXT Group after deducting any reasonable expenses which are incurred by any member of the NEXT Group with respect to that Capital Raising to persons who are not members of the Group.
Cash Available for Debt Service means, for each Calculation Period, without double counting,:

(a)	Cashflow in respect of that Calculation Period;
plus:

(b)	Available Cash on balance sheet on the first day of such Calculation Period;
plus:

(c)	amounts on deposit in or standing to the credit of the Debt Service Reserve Account in an amount equal to the Company DSRA Amounts.

0080105-0000405 PA:20488617.7	12
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cash Equivalent Investments means at any time:

(a)	certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank;

(b)
any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(c)	commercial paper not convertible or exchangeable to any other security:

(i)	for which a recognised trading market exists;

(ii)	issued by an issuer incorporated in the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State;

(iii)	which matures within one year after the relevant date of calculation; and

(iv)
which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;

(d)
any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited, and (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (c) above; or

(e)	any other debt security approved by the Majority Lenders;
in each case, denominated in Dollars and which can be turned into cash on not more than 30 days' notice and to which any Senior Obligor is alone (or together with other Senior Obligors beneficially entitled at that time and which is not issued or guaranteed by any member of the NEXT Group or subject to any Security (other than Security arising under the Transaction Security Documents).
Cashflow means, in respect of any Calculation Period, Consolidated Operational EBITDA for that Calculation Period after:

(a)	adding the amount of any decrease (and deducting the amount of any increase) in Working Capital for that Calculation Period;

(b)
adding the amount of any cash receipts during that Calculation Period in respect of any Tax rebates or credits and deducting the amount actually paid or due and payable in respect of Taxes during that Calculation Period by any member of the NEXT Group (in each case, to the extent not taken into account in paragraph (a) above);

0080105-0000405 PA:20488617.7	13
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
adding (to the extent not already taken into account in determining EBITDA) the amount of any dividends or other profit distributions received in cash by any member of the NEXT Group during that Calculation Period from any entity which is itself not a member of the NEXT Group and deducting (to the extent not already deducted in determining EBITDA) the amount of any dividends paid in cash during the Calculation Period to minority shareholders in members of the NEXT Group;

(d)	deducting:

(i)
the amount of any Capital Expenditure actually made during that Calculation Period by any member of the NEXT Group (not including any amount of such Capital Expenditure financed with Utilisations under the Facility); and

(ii)	the aggregate of any cash consideration paid for, or the cash cost of, any Business Acquisitions and the amount of any Joint Venture investments in cash, except (in each case) to the extent funded from Relevant Proceeds; and

(e)
deducting the amount of any other cash items during that Calculation Period to the extent not taken into account in establishing Consolidated Operational EBITDA (including, for the avoidance of doubt, any dividends or other distributions paid in cash by the Parent during that Calculation Period), and so that no amount shall be added (or deducted) more than once.
Cash Sweep Assessment Date means on each year the 31 March and the 30 September, commencing with 30th September 2019.
Cash Sweep Available Amount means fifty percent (50%) of the amount of Average Cash Balance in excess of one hundred and forty million Dollars (USD 140,000,000).
Change of Control means:

(a)
any "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange Commission) gains the right to direct or cause the direction of the management and policies of the Parent, whether through ownership of voting securities, by contract or otherwise; or

(b)
the acquisition of ownership, directly or indirectly, beneficially or of record, by any other "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange Commission), of equity interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding equity interests in the Parent; or

(c)
occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by persons who were neither (i) nominated by the board of directors of the Parent or a committee thereof nor (ii) appointed by directors so nominated; or

0080105-0000405 PA:20488617.7	14
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)
except to the extent otherwise required by applicable law (or pursuant to local requirements in the ordinary course of business) in the case of a Local Partner Entity, the Parent ceases to own, directly or indirectly, 100% of the equity interests and voting rights in each Obligor.

For the purposes of this definition, equity interests means shares of capital stock, partnership interests, membership interests in a corporation, partnership or limited liability company, beneficial interests in a trust or other equity ownership interests in a person, and any warrants, options or other rights entitling the holder to purchase or acquire any such equity interest.
Charged Property means all of the assets of the Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.
CIRR means 3.56 (three point five six) per cent. per annum, being the commercial interest reference rate determined according to articles 15 to 17 of the OECD Arrangement on Guidelines for Officially Supported Export Credits and notified by BPIAE to the BPIAE Agent.
Code means the United States Internal Revenue Code of 1986, as amended.
COFACE means the Compagnie Française d'Assurance pour le Commerce Extérieur, a French société anonyme with a share capital of one hundred and eighteen million three hundred and six thousand and fifty-six Euros and ninety-nine cents (€118,306,056.99), whose registered office is at La Défense, 10-12 Cours Michelet, 92800, Puteaux, France and which is registered with the Registre du Commerce et des Societés of Nanterre under number 552 069 791.
Commitment means a Tranche A Commitment or a Tranche B Commitment.
Communications Act means the United States Communications Act of 1934 (47 U.S.C. 151, et seq.).
Communications Licences means all Material Communications Licences and any other licences, permits, authorisations or certificates (including those for special temporary authority under the Communications Act) to construct, own, operate or promote the telecommunications business of the NEXT Group (including, without limitation, the launch and operation of Satellites and the operation of Gateways) as granted by the FCC (and any other Governmental Authority), and all extensions, additions and renewals thereto or thereof.
Company DSRA Amounts means the amount (if any) by which the Borrower's pro forma projection of Available Cash standing to the credit of the Revenue Accounts falls below seventy five million Dollars (USD 75,000,000.00) at any time during the three (3) months from the date of such pro forma projection provided that the aggregate Company DSRA Amounts shall not exceed eighty seven million Dollars (USD 87,000,000.00) from the Sixth Amendment Effective Date.
Compliance Certificate means a certificate substantially in the form set out in Schedule 12 (Form of Compliance Certificate).
Confidential Information means all information relating to the Parent, any Obligor, the Group, the NEXT System, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party

0080105-0000405 PA:20488617.7	15
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group, or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 37 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the LMA as set out in Schedule 14 (LMA Form of Confidentiality Undertaking) or in any other form agreed between the Borrower and the BPIAE Agent.
Consolidated EBITDA means, in relation to a Calculation Period, EBIT for that Calculation Period after adding back any depreciation and amortisation and taking no account of any charge for impairment or any reversal of any previous impairment charge made in the period.
Consolidated Operational EBITDA means Consolidated EBITDA excluding NEXT Expenses and any Aireon Equity Injection, stock-based compensation expenses, transaction expenses associated with the acquisition by the Parent of HoldCo, impact of purchase accounting adjustments, change in the fair value of warrants, and other standard non-cash items determined in accordance with the Accounting Principles.
Contract Amount means the total amount payable by the Borrower in Dollars to the Supplier under the Satellite Supply Contract (including, for the avoidance of doubt, amounts payable under the Authorization to Proceed) (being an amount in aggregate of up to $2,297,529,385, where the final amount shall be calculated using the USD/EUR exchange rate confirmed to the BPIAE Agent pursuant to paragraph 21 of Schedule 2 (Conditions Precedent) and notified by the BPIAE Agent to the Original Lenders) excluding all amounts payable by the Borrower to the Supplier on behalf of third parties under the Satellite Supply Contract (including, without limitation, in respect of hosted payloads), except amounts paid by the Borrower to the Supplier on behalf of such third parties to the extent the Borrower has not received the corresponding amounts from such third parties.

0080105-0000405 PA:20488617.7	16
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cumulative Cashflow means, at any Calculation Date, the aggregate (without double-counting) of all Cashflow for each Calculation Period ending on or prior to that Calculation Date.
Current Assets means amounts reported as such in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements) but excluding amounts in respect of:

(a)	Exceptional Items and other non-operating items;

(b)	insurance claims to the extent relating to non-current assets; and

(c)	any interest owing to any member of the NEXT Group.
Current Liabilities means amounts reported as such in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements) but excluding amounts in respect of:

(a)	liabilities for Financial Indebtedness and Finance Charges;

(b)	Exceptional Items and other non-operating items;

(c)	liabilities to the extent covered by insurance claims; and

(d)	liabilities in relation to dividends declared but not paid by the Parent or by a member of the NEXT Group in favour of a person which is not a member of the NEXT Group.
Debt Service means, in respect of any Calculation Period, the aggregate of:

(a)	Finance Charges for that Calculation Period;

(b)	the aggregate of all scheduled repayments of Financial Indebtedness falling due during that Calculation Period but excluding:

(i)	any amounts falling due under any overdraft or revolving facility and which were available for simultaneous redrawing according to the terms of that facility;

(ii)	any such obligations owed to any member of the NEXT Group; and

(c)	the amount of the capital element of any payments in respect of that Calculation Period payable under any Finance Lease entered into by any member of the NEXT Group, and so that no amount shall be included more than once.
Debt Service Cover Ratio or DSCR means, in respect of a Calculation Period ending on a Calculation Date, the ratio of:

(a)	Cash Available for Debt Service in respect of that Calculation Period;
to

(b)	Debt Service falling due in that Calculation Period.

0080105-0000405 PA:20488617.7	17
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Debt Service Reserve Account means the non-interest-bearing account designated as such:

(a)	held by the Borrower with the Account Bank;

(b)	subject to Security in favour of the Security Agent which Security is in form and substance satisfactory to the BPIAE Agent and Security Agent; and

(c)	from which no withdrawals may be made by any members of the NEXT Group except as contemplated by this Agreement,
(as the same may be redesignated, substituted or replaced from time to time).
Debt to Equity Ratio means, in respect of a Calculation Period, the ratio of Total Net Debt to the aggregate of Total Net Debt and Shareholders' Equity, as reported in the consolidated balance sheet of the Parent delivered pursuant to Clause 21.1 (Financial statements) on the last day of that Calculation Period.
Default means an Event of Default or any event or circumstance specified in Clause 24 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.
Delegate means any delegate, agent, attorney or co-trustee appointed by the Security Agent or the U.S. Collateral Agent.
Delisting means the Parent ceasing to have all of its common stock listed on the NASDAQ, the New York Stock Exchange or any successor thereof.
Description of Notes means the description of notes in relation to the Permitted HY Issuance attached as schedule 2 (Permitted HY Issuance Heads of Terms) of the Sixth Supplemental Agreement.
Designated Aireon Receivable means the aggregate amount not exceeding $200,000,000 required to be paid by the Excluded Company to the Borrower pursuant to section 4.1 and exhibit B of the Hosting Cost Reimbursement Agreement, in accordance with section 4.4 thereof.
Disbursement Request means a disbursement request signed by the Borrower, substantially in the form set out in Part 3 of Schedule 3 (Requests and Notices).
Disposal means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions).
Disposal Proceeds means the consideration receivable by any member of the Senior Credit Group for the Disposal of Aireon Equity Instruments made by any member of the Senior Credit Group to persons who are not members of the Senior Credit Group.
Disruption Event means either or both of:

0080105-0000405 PA:20488617.7	18
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
Dollars, $ or U.S. Dollars means the lawful currency of the United States.
Down Payment means, in relation to any Utilisation, the first fifteen per cent. (15%) of the aggregate amount payable by the Borrower to the Supplier pursuant to the invoices under the Satellite Supply Contract or the Authorization to Proceed which are to be financed (or, in the case of the Authorization to Proceed, of which the reimbursement to the Borrower is to be financed) with that Utilisation.
EBIT means, in respect of any Calculation Period, the consolidated operating profit from continuing operations of the NEXT Group as reported in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements):

(a)	before deducting any income tax provision or adding any income tax benefit;

(b)
before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments whether paid, payable or capitalised by any member of the NEXT Group (calculated on a consolidated basis) in respect of that Calculation Period;

(c)	not including any amount of Secondary Payload Cashflows;

(d)	not including any interest expense during that Calculation Period owing to any member of the NEXT Group;

(e)	before taking into account any Exceptional Items;

(f)	after deducting the amount of any profit (or adding back the amount of any loss) of any member of the NEXT Group which is attributable to minority interests;

(g)	(after deducting the amount of any profit of any Joint Venture to the extent that the amount of the profit included in the financial statements delivered pursuant to Clause 21.1 (Financial

0080105-0000405 PA:20488617.7	19
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

statements) exceeds the amount actually received in cash by members of the NEXT Group through distributions by the Joint Venture); and

(h)
before taking into account any gain or loss arising from an upward or downward revaluation of any other asset at any time after the date as at which the latest financial statements of the Group were prepared, in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the NEXT Group before taxation.
Environment means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water).
Environmental Claim means any claim, action, proceeding, formal notice or investigation by any person in respect of any Environmental Law.
Environmental Law means any applicable law or regulation which relates to:

(a)	the pollution or protection of the Environment;

(b)	the conditions of the workplace; or

(c)
the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste.

Environmental Permits means any permit and other Authorisation and the filing of any notification, registration, report or assessment required under any Environmental Law for the operation of the business of any member of the NEXT Group conducted on or from the properties owned or used by any member of the NEXT Group.
ERISA means the United States Employee Retirement Income Security Act of 1974.
ERISA Affiliate means any person treated as a single employer with any Obligor for the purpose of section 414 of the Code.
European Economic Area means the member states of the European Union together with Iceland, Norway and Liechtenstein.
Event of Default means any event or circumstance specified as such in Clause 24 (Events of Default).

0080105-0000405 PA:20488617.7	20
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exceptional Items means extraordinary items as defined by the Accounting Principles and reported as such in the consolidated statement of operations of the Parent delivered pursuant to Clause 21.1 (Financial statements) and those items arising on:

(a)	the restructuring of the activities of an entity and reversals of any provisions for the cost of restructuring;

(b)	disposals, revaluations or impairment of non-current assets; and

(c)	disposals of assets associated with discontinued operations.
Excess Launch Insurance Proceeds has the meaning given in Clause 8.3 (Launch Insurance Proceeds).
Excluded Capital Raising Proceeds means:

(a)
at any time prior to the Repayment Period, any Capital Raising Proceeds in respect of a Capital Raising by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group); and

(b)
at any time during the Repayment Period, Capital Raising Proceeds in respect of a Capital Raising by the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Group) which are injected by equity capital contribution directly or indirectly into the Borrower and which: (i) the Borrower notifies the BPIAE Agent it is committed to apply and are applied within 12 months of receipt in payment of Capital Expenditure in respect of the NEXT System; or (ii) which the Borrower elects to allocate to a Relevant Financial Covenant in accordance with Clause 22.1(a)(iii) (Capital Expenditure).

Excluded Company means Aireon LLC, a Delaware limited liability company, and any successor entity thereto, provided that it is and remains at all times:

(a)	a Ring Fenced Company and, so long as it is a Subsidiary of a member of the NEXT Group, does not own by itself or together with any member of the NEXT Group any Subsidiaries;

(b)	a bankruptcy remote, single purpose vehicle whose sole business comprises the Aireon System Project and any transaction incidental to and in support of such project; and

(c)	has no Financial Indebtedness other than the Aireon System Debt.
Excluded Insurance Proceeds means (i) any Launch Insurance Proceeds, and (ii) any other Insurance Proceeds which the Borrower notifies the BPIAE Agent it is committed to apply:

(a)	to meet a third party claim;

(b)	to cover operating losses in respect of which the relevant insurance claim was made; or

(c)	in the replacement, reinstatement and/or repair of the assets or otherwise in amelioration of the loss in respect of which the relevant insurance claim was made,

0080105-0000405 PA:20488617.7	21
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in each case as soon as possible (but in any event within 12 months, or such longer period as the Majority Lenders may agree) after receipt.
Existing Warrants means the Parent's 13.6 million of $7.00 warrants and 14.4 million of $11.50 warrants exercisable until February 2013 and February 2015, respectively, with ticker symbols IRDMW and IRDMZ.
Expropriation means any seizure, expropriation, nationalisation, intervention or other similar action by or on behalf of any Governmental Authority or other person in relation to any Obligor or Material Company or any of its assets, or the nationalisation, confiscation or requisitioning of all or any part of the assets comprising the NEXT System.
Expropriation Proceeds means all value (whether in the form of money, securities, property or otherwise) paid by any Governmental Authority or other person to any member of NEXT Group as compensation for or in respect of an Expropriation.
External Local Partner shall have the meaning given to it in the definition of Local Partner Entity.
Facility means the term loan facility made available under this Agreement in two Tranches as described in Clause 2.1 (The Facility).
Facility Office means:

(a)
in respect of a Lender, the office or offices notified by that Lender to the BPIAE Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement; or

(b)	in respect of any other Finance Party, the office in the jurisdiction in which it is resident for tax purposes.
FCC means the United States Federal Communications Commission.
FCC Licenses means any authorisation, order, license or permit issued by the FCC.
Fee Letter means:

(a)	any letter or letters dated on or about the date of this Agreement between any Administrative Party and the Borrower) setting out any of the fees referred to in Clause 13 (Fees); and

(b)	any agreement setting out fees payable to a Finance Party under any other Finance Document.
Final Maturity Date means

(a)	the date falling 7 years after the Starting Point of Repayment (the Original Final Maturity Date); or

(b)	if by the date that is 12 months prior to the original final maturity date of the original Permitted HY Issuance (the 12 Month Date), the Permitted HY Issuance has not been amended or

0080105-0000405 PA:20488617.7	22
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

refinanced with a new Permitted HY Issuance so that the final maturity date thereof falls at least 12 months after the Original Final Maturity Date,

(i)
unless paragraph (ii) below applies, the Final Maturity Date shall be advanced to the date falling 6 months prior to the original final maturity date under the original Permitted HY Issuance unless otherwise approved by the BPIAE Agent (acting on the instructions of all Lenders) (the Springing Final Maturity Date); or

(ii)
if the Permitted HY Issuance is so amended or refinanced after the 12 Month Date and prior to the Springing Final Maturity Date, the Final Maturity Date shall be re-extended to the Original Final Maturity Date.

Finance Charges means, for any Calculation Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Financial Indebtedness whether paid or payable by any member of the NEXT Group (calculated on a consolidated basis) in respect of that Calculation Period:

(a)	including any upfront fees or costs;

(b)	including the interest (but not the capital) element of payments in respect of Finance Leases;

(c)
including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the NEXT Group under any interest rate hedging arrangement; and

(d)	taking no account of any unrealised gains or losses on any derivative instruments other than any derivative instruments which are accounted for on a hedge accounting basis, and so that no amount shall be added (or deducted) more than once.
Finance Document means:

(a)	this Agreement;

(b)	any Accession Deed;

(c)	any Fee Letter;

(d)	any Subordination Agreement;

(e)	any Resignation Letter;

(f)	the Motorola Intercreditor Agreement;

(g)	the BPIAE Insurance Policy;

(h)	the BPIAE Premium Letter;

(i)	any Promissory Note;

0080105-0000405 PA:20488617.7	23
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(j)	any Transaction Security Document;
and any other document designated as a "Finance Document" by the BPIAE Agent and the Borrower.
Finance Lease means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a finance or capital lease.
Finance Party means an Administrative Party or a Lender.
Financial Covenant means each of the covenants set out in Clause 22.1 (Financial condition).
Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed and debit balances at banks or other financial institutions;

(b)	any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);

(c)	any note purchase facility or the issue of bonds (but not Trade Instruments), notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of Finance Leases;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the Accounting Principles);

(f)
any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account);

(g)
any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of an underlying liability (but not, in any case, Trade Instruments) of an entity which is not a member of the NEXT Group which liability would fall within one of the other paragraphs of this definition;

(h)
any amount raised by the issue of redeemable shares which are redeemable (other than at the option of the issuer) before the Final Maturity Date or are otherwise classified as Financial Indebtedness under the Accounting Principles);

(i)
any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 90 days after the date of supply;

(j)
any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as Financial Indebtedness under the Accounting Principles; and

0080105-0000405 PA:20488617.7	24
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)	the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j) above.
Financial Quarter means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.
Financial Year means the annual accounting period of the Group ending on or about 31 December in each year.
First Amendment Effective Date has the meaning ascribed to the term Effective Date in the First Supplemental Agreement.
First Repayment Date means the date falling six (6) months after the Starting Point of Repayment.
First Supplemental Agreement means the supplemental agreement dated 1 August 2012 between the BPIAE Agent and the Borrower relating to certain amendments and waivers to this Agreement.
First Utilisation Date means the date on which the first Loan under the Facility is made by the Lenders to the Borrower.
Foreign Transferee Subsidiary means any direct or indirect wholly owned Subsidiary of the Parent:

(a)
that is a member of the NEXT Group and is incorporated or organized (as applicable) under the laws of any jurisdiction other than the United States or any state or territory thereof and is a "controlled foreign corporation" (within the meaning of Section 957 of the Code); and

(b)	where one or more of its direct shareholders is an Obligor or are Obligors which has or have:

(i)	granted Transaction Security over no less than 65% in aggregate of the outstanding shares or other ownership interests in such wholly owned Subsidiary;

(ii)
delivered to the BPIAE Agent the Transaction Security Documents duly executed by it and the Security Agent (together with all such notices, documents, instruments or filings set forth in Part 2 of Schedule 2 (Conditions Precedent) (as if references to an 'Additional Guarantor' were references to such direct shareholder(s) and references to 'Accession Deed' were references to the Transaction Security Documents and provided further that, but subject to paragraph (b)(i) above, the proviso in paragraph 11 shall not apply)) as are required by the BPIAE Agent to be given, executed, made or delivered; and

(iii)	taken all such action that is necessary to protect, perfect or give priority to such Transaction Security.
For the avoidance of doubt, such wholly owned Subsidiary will become a Foreign Transferee Subsidiary on the date the BPIAE Agent has received all of the documents and other evidence listed in (b)(i), (ii) and (iii) above, in form and substance reasonably satisfactory to it. The BPIAE Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

0080105-0000405 PA:20488617.7	25
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

French Authority means:

(a)	the Direction générale du Trésor et de la politique économique of the French Ministry of Economy and Finance, any successors thereto, and

(b)
any legislative, administrative or other governmental agency, department, commission, board, bureau or any other regulatory authority or, instrumentality thereof and any governmental authorities of the Republic of France having jurisdiction over and responsibility for the provision, management or regulation of their terms, conditions and issuance of export credits in or for the Republic of France including, inter alia, such entities to whom authority in respect of extension or administration of export financing matters have been delegated.

GAAP means generally accepted accounting principles in the United States of America as in effect from time to time.
Gateway means any earth station (gateway) licenced for operation by the FCC or by a Governmental Authority outside the United States that performs or is predominantly used for voice or data call processing operations, connecting subscriber communications to the public switched telephone network, supporting subscriber billing or information functions and is owned and operated by a member of the NEXT Group (and excluding, for the avoidance of doubt, any facilities used solely for telemetry, tracking and command).
Good Faith Contest means, with respect to the payment of Taxes or any related claims or liabilities by any person, the satisfaction of each of the following conditions: (i) the validity, timing or amount thereof is being diligently contested in good faith by such person by appropriate proceedings timely instituted, (ii) in the case of Taxes or related claims and liabilities of the Borrower, the Borrower has established adequate cash reserves with respect to the contested items in accordance with the Accounting Principles applicable to it, and (iii) such contest or proceedings and any resultant failure to pay or discharge the claimed or assessed amount do not and would not otherwise reasonably be expected to result in a Material Adverse Effect.
Government Revenue Contract means that certain Airtime Contract, dated as of March 31, 2008, by and between Iridium Government Services LLC and the Defense Information Systems Agency, as such contract may have been amended, amended and restated, supplemented or otherwise modified from time to time.
Governmental Authority means any agency, authority, central bank, court, department, government, legislature, minister, ministry, official or public person (whether autonomous or not and whether or not local or regional) of, or of the government of, any state or supranational organisation.
Group means the Parent and each of its Subsidiaries from time to time.
Group Structure Chart means the group structure chart as set out in Schedule 20 (Group Structure Chart).
Guarantor means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors).

0080105-0000405 PA:20488617.7	26
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HoldCo means Iridium Holdings LLC.
Hosting Cost Reimbursement Agreement means the hosting cost reimbursement agreement No. IS-12-033 entered into between Iridium Satellite LLC and Aireon LLC on 19 November 2012.
ICLLC means Iridium Constellation LLC, a Delaware limited liability company.
IDC means the IDC Component interest capitalised during construction in accordance with Clause 10.3 (Capitalisation during construction).
IDC Component means:

(a)	in respect of Tranche A, CIRR; and

(b)	in respect of Tranche B, the sum of LIBOR plus 0.55 per cent. per annum.
Indemnification Contract means that certain Indemnification Contract, dated as of December 5, 2000, by and among the Borrower, Boeing, Motorola and the United States.
Independent Director means a director of the Excluded Company, whose vote is separate and independent from that of any board member of the NEXT Group members and whose vote is needed before the filing of any insolvency, reorganization case or proceeding to consolidate or merge the Excluded Company with or into any member of the NEXT Group or sell all or substantially all of its assets or to institute proceedings under any applicable insolvency law or to have the Excluded Company be adjudicated bankrupt or insolvent, to seek any relief under any law relating to relief from debts or the protection of debtors, or consent to the filing or the institution of bankruptcy or insolvency proceedings against the Excluded Company or file a petition seeking, or consent to, reorganization or relief with respect to the Excluded Company under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian (or other similar official) of or for the Excluded Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Excluded Company, or admit in writing the Excluded Company's inability to pay its debts generally as they become due, or take action in furtherance of any of the foregoing.
In-Orbit Acceptance means, with respect to a Satellite, the acceptance of that Satellite (including, for the avoidance of doubt, any provisional qualified acceptance of that Satellite, but not including any deemed acceptance resulting from the loss or constructive loss of that Satellite on or after the launch thereof) in orbit by the Borrower in accordance with the Satellite Supply Contract has occurred.
Initial CP Satisfaction Date means the date on which the BPIAE Agent gives the notification under Clause 4.1.
Insurance means the insurance cover effected or maintained by the Borrower pursuant to Schedule 21 (Insurance).
Insurance Adviser means Jardine Lloyd Thompson Ltd or any replacement thereof.

0080105-0000405 PA:20488617.7	27
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insurance Proceeds means the proceeds of any insurance claim under any insurance maintained by any member of the NEXT Group and after deducting any reasonable expenses in relation to that claim which are incurred by any member of the NEXT Group to persons who are not members of the NEXT Group.
Intellectual Property means:

(a)
any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and

(b)	the benefit of all applications and rights to use such assets of each member of the NEXT Group (which may now or in the future subsist).
Interest Payment Date means:

(a)	prior to the date falling six months after the Starting Point of Repayment (being the First Repayment Date), each date falling at six (6) month intervals from the First Utilisation Date; and

(b)	the First Repayment Date; and

(c)	after the First Repayment Date, each date falling at six (6) month intervals from the First Repayment Date.
Interest Period means, in relation to a Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.4 (Default interest).
Iridium Group Partner shall have the meaning given to it in the definition of Local Partner Entity.
IRS means the United States Internal Revenue Service.
Joint Interest Mandate means the mandate granted by the Borrower to the BPIAE Agent substantially in the form set out in Schedule 6 (Form of Joint Interest Mandate).
Joint Venture means any joint venture entity that is not a Subsidiary of any member of the NEXT Group, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity in which any member or members of the NEXT Group controls or owns less than or equal to 50% of voting rights or share capital.
Key Assets means assets which are necessary and required in order to carry out the business and operations of the NEXT Group as a whole in all material respects in accordance with the Base Case (including, for the avoidance of doubt, subject to the restrictions and limitations set forth in Clause 23.30 (Additional Guarantors and resignation of Guarantors), all equity interests in each Material Company).

0080105-0000405 PA:20488617.7	28
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Launch Insurance means the insurance to be procured by the Borrower and/or any other Obligors in respect of claims relating to the launch of the Satellites as and to the extent set out in Schedule 21 (Insurance).
Launch Insurance Proceeds means the proceeds of any insurance claim under any Launch Insurance maintained by any member of the NEXT Group after deducting any reasonable expenses in relation to that claim which are incurred by any member of the NEXT Group to persons who are not members of the NEXT Group.
Launch Services Contract means:

(a)	the SpaceX Launch Contract; and

(b)
any other launch services contract with an alternative launch services provider (including any committed fixed price proposal and/or any option in respect of such launch services contract) to be provided or entered into pursuant to Schedule 22 (Back-Up Launch Strategy).

Launch Services Provider means SpaceX or any other launch services provider party to a Launch Services Contract.
Lead Arrangers shall have the meaning given to it in the preamble hereto.
Legal Opinion means any legal opinion delivered to the BPIAE Agent under Clause 4.1 (Initial conditions precedent).
Legal Reservations means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)
the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions.
Lender means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party as a Lender in accordance with Clause 25 (Changes to the Lenders), which in each case has not ceased to be a Lender in accordance with the terms of this Agreement.

0080105-0000405 PA:20488617.7	29
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lenders' Environmental and Social Policies and Guidelines means the International Finance Corporation's Performance Standards on Environmental and Social Sustainability, dated April 30, 2006 (other than Performance Standard 1 - Social Impact and Environmental Assessment and Management Systems specified therein), that are applicable to the NEXT Group and which are valid and in force as at the Signing Date and required by the Lenders.
Leverage means, in respect of any Calculation Period, the ratio of Total Net Debt on the last day of that Calculation Period to Consolidated Operational EBITDA in respect of that Calculation Period.
LIBOR means, in relation to any Loan:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for the currency or Interest Period of that Loan) the Base Reference Bank Rate, as of the Specified Time on the Quotation Day for the currency of that Loan and a period comparable to the Interest Period of that Loan, provided that, if the period from the beginning of the Interest Period or from the date of Utilisation until the end of the Interest Period is:

(i)	a period shorter than one (1) Month, the reference shall be one (1) Month; or

(ii)
a period longer than one (1) Month and which does not correspond to an exact number of Months, the relevant rate shall be determined by using a linear interpolation of the LIBOR according to usual practice in the international monetary market.

Limitation Acts means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.
LMA means the Loan Market Association.
Loan means a Tranche A Loan or a Tranche B Loan.
Local Partner Entity means a Subsidiary of, or a Joint Venture with, a member of the NEXT Group (the Iridium Group Partner) where such Subsidiary or Joint Venture is organised or carrying on business in a jurisdiction where applicable law (or local requirements in the ordinary course of business) requires a proportion of the ownership interests and/or control of such Subsidiary or Joint Venture to be held by a person or persons (each an External Local Partner) resident, domiciled or incorporated (or the equivalent) in that jurisdiction.
Lock-Up Period means any period after NEXT System Completion during which:

(a)
the DSCR for either of the last two Calculation Periods (as set out in the two most recent Compliance Certificates) is less than [***] (or would be less than [***] based on a pro forma calculation taking into account the proposed dividend or distribution or other payments in the determination of Cash Available for Debt Service); or

0080105-0000405 PA:20488617.7	30
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
Leverage (as set out in the most recent Compliance Certificate) is greater than [***] (or would be greater than [***] based on a pro forma calculation taking into account the proposed dividend or distribution or other payments); or

(c)	the amount standing to the credit of the Debt Service Reserve Account is less than the Required DSRA Balance; or

(d)	the Average Call Establishment Rate is below [***] per cent.
Longstop Availability Date means [***].
Majority Lenders means a Lender or Lenders whose Commitments (drawn and undrawn) aggregate more than 66⅔% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66⅔% of the Total Commitments immediately prior to that reduction).
Mandated Lead Arrangers and Bookrunners shall have meaning given to it in the preamble hereto.
Mandatory Cost means the percentage rate per annum calculated by the BPIAE Agent in accordance with Schedule 7 (Mandatory Cost Formula).
Mandatory Prepayment Account means the non-interest-bearing account:

(a)	held by the Borrower with the Account Bank;

(b)	subject to Security in favour of the Security Agent which Security is in form and substance satisfactory to the BPIAE Agent and Security Agent; and

(c)	from which no withdrawals may be made by any members of the Group except as contemplated by this Agreement,
(as the same may be redesignated, substituted or replaced from time to time).
Margin means:

(a)	in relation to Tranche A, 1.40 (one point four zero) per cent. per annum; and

(b)	in relation to Tranche B, 1.95 (one point nine five) per cent. per annum.
Material Adverse Effect means a material adverse effect on:

(a)	the business, operations, property, liabilities or financial condition of (i) the Borrower, or (ii) the Obligors or the NEXT Group taken as a whole;

(b)	the economic or technical viability of the NEXT System;

(c)	the ability of any member of the NEXT Group to perform or comply with any material obligation under any NEXT System Document to which it is party;

0080105-0000405 PA:20488617.7	31
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	the ability of any Obligor to perform or comply with its payment or other material obligations under any Finance Document;

(e)	the validity or enforceability of, or the material rights or remedies of the Finance Parties under any relevant Finance Document; or

(f)	the validity, priority or enforceability of any security created purported to be created by the Transaction Security Documents.
Material Communications Licence means (i) the FCC space station authorisation granted to Motorola Satellite Communications Inc. on 31 January 1995 and assigned to the Borrower (including, for the avoidance of doubt, any renewal or replacement thereof), (ii) each Communications Licence in respect of any Gateway and (iii) any other Communications Licence where the loss, revocation, modification, non-renewal, suspension or termination of such Communications Licence has or could reasonably be expected to have a Material Adverse Effect (and including, for the avoidance of doubt, each of the licences set forth on Schedule 18 (Communications Licences)).
Material Company means, at any time:

(a)	a member of the NEXT Group that holds shares in an Obligor or one or more Material Communications Licences or Key Assets;

(b)
a Subsidiary, other than the Excluded Company, of the Parent which has earnings before interest, tax, depreciation and amortisation calculated on the same basis as Consolidated EBITDA representing 5% or more of Consolidated EBITDA, or has gross assets, net assets or turnover (excluding intra-group items) representing 5%, or more of the gross assets, net assets or turnover of the Group, calculated on a consolidated basis; or

(c)	any Foreign Transferee Subsidiary.
Compliance with the conditions set out in paragraph (b) shall be determined by reference to the most recent Compliance Certificate supplied by the Borrower and/or the latest audited consolidated financial statements of the Group. However, if a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be adjusted to give pro forma effect to the acquisition of that Subsidiary (that adjustment being certified by an authorized officer of the Borrower as representing an accurate reflection of the revised Consolidated EBITDA, gross assets, net assets or turnover of the NEXT Group).
If there is a dispute as to whether a Subsidiary is or is not a Material Company, a determination by the BPIAE Agent (acting reasonably) shall, in the absence of manifest error, be conclusive and binding on all Parties.
Material NEXT System Documents means:

(a)	the Satellite Supply Contract and the Authorization to Proceed;

(b)	any Launch Services Contract;

0080105-0000405 PA:20488617.7	32
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the Boeing O&M Agreement;

(d)	the NEXT Support Services Agreement;

(e)	the Motorola Settlement and Release;

(f)	the Motorola IP Rights Agreement; and

(g)	any Re-Launch Contract.
Material Transaction Party means:

(a)	the Supplier; and

(b)	each Launch Services Provider.
Milestone means each milestone set out in Schedule 24 (Milestones).
Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.
The above rules will only apply to the last Month of any period.
Motorola means Motorola, Inc.
Motorola Intercreditor Agreement means that certain priority and collateral agency agreement dated as of 30 September 2010 by and among the Borrower, Motorola and the U.S. Collateral Agent, and to which the BPIAE Agent (on behalf of the Lenders) is to accede as a party.
Motorola IP Rights Agreement means the Intellectual Property Rights Agreement between the Borrower and Motorola dated 11 December 2000 (including as amended by that certain System Intellectual Property Rights Amendment and Agreement, dated as of 30 September 2010, by and between Motorola and the Borrower).
Motorola Settlement Agreements means:

(a)	that certain Settlement Agreement and Mutual Release, dated as of 30 September 2010, by and among Motorola, the Borrower, HoldCo and the Parent (the Motorola Settlement and Release);

(b)	that certain Supplemental Subscriber Equipment Technology Amendment and Agreement, dated as of 30 September 2010, by and between Motorola and the Borrower; and

0080105-0000405 PA:20488617.7	33
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the Transition Services Agreement.
NEXT Constellation means the LEO constellation of 66 Satellites and 6 in-orbit spare Satellites to be procured and launched under the NEXT System Documents and the 9 ground spare Satellites to be procured under the NEXT System Documents.
NEXT Expenses means expenses incurred in connection with the development, procurement, financing and launch of the NEXT System which are treated as capital expenditure under and in accordance with the Base Case, regardless of treatment as a capital expenditure or an operational expenditure pursuant to the Accounting Principles.
NEXT Group means the Parent and each of its Subsidiaries from time to time excluding the Excluded Company.
NEXT Support Services Agreement means that certain agreement, dated as of 28 May 2010, by and between the Borrower and Boeing relating to the operations and maintenance of the NEXT Constellation.
NEXT System means the development, procurement, launch and operation of the NEXT Constellation and associated ground infrastructure.
NEXT System Completion means:

(a)	the In-Orbit Acceptance of [***] Satellites under the Satellite Supply Contract has occurred; and

(b)
all costs and expenses (identified in the Base Case) incurred or payable by the NEXT Group in implementing the NEXT System that are then due and owing under the Satellite Supply Contract and the Launch Services Contract have been paid.

NEXT System Completion Longstop Date means [***].
NEXT System Documents means:

(a)	each Material NEXT System Document;

(b)	the Motorola Settlement Agreements;

(c)	each Gateway and/or TTAC ground station operation and maintenance agreement;

(d)	each Secondary Payload Contract;

(e)	the Aireon System Documents; and

(f)	any other material contract, licence or authorisation entered into by any member of the NEXT Group in respect of the NEXT System and designated as such by the Borrower and the BPIAE Agent.
Non Eligible Capital Raising means:

0080105-0000405 PA:20488617.7	34
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	the Permitted PIYC Capital Raising;

(b)	the Permitted HY Issuance; and

(c)
any other Capital Raising, the proceeds of which are invested in the Excluded Company (for the avoidance of doubt, this will include any investment described in paragraph (i) and (ii) of the definition of Aireon Equity Injection).

Obligor means the Borrower or a Guarantor.
OECD Common Approaches means the OECD Revised Council Recommendation on Common Approaches on the Environment and Officially Supported Export Credits (TAD/ECG (2007) 9) dated 12 June 2007.
Original Financial Statements means the Parent's audited financial statements for its Financial Year ended 31 December 2009.
Original Guarantors shall have meaning given to it in the preamble hereto.
Original Lenders shall have meaning given to it in the preamble hereto.
Original Obligor means the Borrower or an Original Guarantor.
Parent Notes means the notes issued by the Parent in connection with the Permitted HY Issuance.
Parent Notes Indenture means the indenture to be entered into by the Parent in connection with the issuance of the Parent Notes.
Participating Member State means any member state of the European Communities that adopts or had adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.
Party means a party to this Agreement.
Permitted Acquisition/Investment means:

(a)
acquisitions of assets, inventory/stock in trade, investments in debt securities or money market funds or other similar instruments for cash management purposes and the holding of investments in Subsidiaries and Permitted Joint Ventures in existence on the Signing Date, in each case in the ordinary course of business;

(b)
the incorporation or formation of a company, corporation, partnership or other similar entity (in each case with limited liability) which on incorporation or formation is wholly-owned by a member of the Senior Credit Group; and

(c)
an acquisition by a member of the Senior Credit Group of (i) at least 50% of the ownership interests of a company, corporation, partnership or other similar entity (in each case with limited liability), or (ii) a Permitted Joint Venture, or (iii) a business or undertaking carried on as a going concern where:

0080105-0000405 PA:20488617.7	35
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	no Default is continuing on the closing date for the acquisition/investment or would occur as a result of the acquisition/investment; and

(ii)	the company, corporation, partnership or other similar entity, business or undertaking is:

(A)
cash-flow positive (or, if the EBITDA of the company, business or undertaking is negative, the aggregate negative EBITDA of all such acquired companies, businesses or undertakings does not exceed $2,000,000 on the date of acquisition); and

(B)	(if acquired prior to NEXT System Completion) free of debt; and

(C)	engaged in a Permitted Senior Credit Group Business or a component thereof;

(iii)
the consideration (including associated costs and expenses for the acquisition and any Financial Indebtedness or other assumed actual or contingent liability, in each case remaining in the acquired company, corporation, partnership or other similar entity (or any such business)) at the date of acquisition (when aggregated with the consideration for any other Permitted Acquisition/Investment) does not exceed in aggregate:

(A)	$[***] or its equivalent in any Financial Year of the Parent prior to NEXT System Completion; or

(B)
$[***] or its equivalent in total (excluding acquisitions/investments made after NEXT System Completion and funded with proceeds of share issues by the Parent in an aggregate amount not exceeding $[***]); and

(iv)
based on a pro forma calculation taking into account the proposed acquisition, the Financial Covenants would be complied with for the following 12-month period (taking into account any reasonably expected synergies);

(d)
the incorporation or formation of the Excluded Company and any investment in the Excluded Company made by way of an Aireon Equity Injection in connection with the Aireon System Project (including any transaction incidental and in support of the Aireon System Project); and

(e)
the acquisition of or subscription of [***] by the Borrower, provided that: (i) such acquisition or subscription (as applicable) is funded exclusively from the proceeds of the Permitted HY Issuance in accordance with the Sixth Supplemental Agreement; (ii) the consideration for such acquisition or subscription (as applicable) is in an aggregate amount of no more than $[***]; and (iii) the Borrower must grant first ranking Security over the acquired [***] in favour of the Security Agent (for and on behalf of the Secured Parties) promptly upon completion of the acquisition or subscription.

Permitted Disposal means any sale, lease, licence, transfer or other disposal which, except in the case of paragraph (b) and paragraph (m), is on arm's length terms:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	of inventory, trading stock or cash made by any member of the NEXT Group in the ordinary course of trading of the disposing entity;

(b)	of any asset by a member of the NEXT Group (the Disposing Company) to a member of the Senior Credit Group (the Acquiring Company), but if:

(i)
the Disposing Company is an Obligor, the Acquiring Company must also be an Obligor, or if the Disposing Company is a Foreign Transferee Subsidiary, the Acquiring Company must also be a Foreign Transferee Subsidiary or an Obligor;

(ii)	the Disposing Company had given Security over the asset, the Acquiring Company must give equivalent Security over that asset; and

(iii)	the Disposing Company is a Guarantor, the Acquiring Company must be a Guarantor guaranteeing at all times an amount no less than that guaranteed by the Disposing Company;

(c)
of any shares of a member of the Senior Credit Group (other than an Obligor or Material Company) which is to become a Local Partner Entity to a person that is to become an External Local Partner, but only up to the minimum extent required by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction, and provided, where the Iridium Group Partner will hold less than 50% of the shares and voting rights, the Iridium Group Partner uses its best efforts to retain de facto economic and management control (including by way of non-voting shares or call options), to the extent permitted by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction;

(d)	of assets in exchange for other assets comparable or superior as to type, value and quality in the ordinary course of trading of the disposing entity;

(e)	of obsolete or redundant vehicles, plant and equipment;

(f)	of investments in listed shares, debt securities, money market funds or other similar instruments for cash or in exchange for other similar investments;

(g)	by a member of the Senior Credit Group, to a Permitted Joint Venture, to the extent permitted by Clause 23.9 (Joint Ventures);

(h)	arising as a result of any Permitted Security;

(i)	by a member of the Senior Credit Group, the sale or discount without recourse of accounts receivable arising in the ordinary course of trading in connection with the compromise or settlement thereof;

(j)
any lease, sub-licence, sale or exchange of unused spectrum or (in the case of an exchange) used spectrum subject to a Communications Licence, in each case on arms' length terms to the extent permitted by applicable law and the terms of the relevant Communications Licence and provided such arrangement could not reasonably be expected to have a Material Adverse Effect;

0080105-0000405 PA:20488617.7	37
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)
of assets (other than shares in a Material Company or an Obligor) for cash where the higher of the book value and net consideration receivable (when aggregated with the higher of the book value and net consideration receivable for any other sale, lease, licence, transfer or other disposal not allowed under the preceding paragraphs or as a Permitted Transaction) does not exceed $15,000,000 (or its equivalent) in total during the term of this Agreement and does not exceed $5,000,000 (or its equivalent) in any Financial Year of the Parent;

(l)	subject to clause 23.33 (Aireon Transaction) of any Aireon Equity Instrument by a member of the NEXT Group; and

(m)
of any equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) by any Obligor or Foreign Transferee Subsidiary to any Foreign Transferee Subsidiary or a Senior Obligor as a capital contribution, for cash consideration or otherwise to the extent permitted by the Finance Documents; provided that:

(i)
such equipment or assets (including, without limitation, any Gateway, upgrades to ground systems or services in connection thereto) was developed and/or acquired for the purposes of, or in connection with, operating and maintaining, upgrading, improving or otherwise enhancing the Borrower's global network (including, without limitation, any ground stations, TTACs and other associated ground infrastructure) and/or in connection with or related to the geographic expansion and growth of the Permitted Senior Credit Group Business conducted by the Borrower; and

(ii)
with respect to each Financial Year specified in column 1 below, the aggregate book value at the time of disposal (as determined according to the Accounting Principles) of such equipment or assets (including, without limitation, any Gateway, or upgrades to ground systems or services in connection thereto) sold, leased, licensed, transferred or otherwise disposed of during such Financial Year pursuant to this paragraph (m) does not exceed the amount specified in column 2 below opposite such Financial Year (in the aggregate and on a cumulative basis):

Column 1 Financial Year Ending	Column 2 Permitted Disposal Amount
12/31/2013	$50,000,000
12/31/2014	$60,000,000
12/31/2015	$70,000,000
12/31/2016	$80,000,000
12/31/2017	$90,000,000
12/31/2018	$100,000,000
Permitted Guarantee means:

(a)	the endorsement of negotiable instruments in the ordinary course of trade;

0080105-0000405 PA:20488617.7	38
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
any performance guarantee, including any Trade Instrument or similar bond, guaranteeing performance by a member of the Senior Credit Group under any contract or license entered into in the ordinary course of trade;

(c)
to the extent required to provide an unqualified auditors opinion, any shareholder support to maintain the solvency of a wholly-owned Subsidiary of the Parent which is not a Material Company in respect of obligations owed by that Subsidiary to a member of the NEXT Group;

(d)	any guarantee of a Permitted Joint Venture to the extent permitted by Clause 23.9 (Joint Ventures);

(e)
any guarantee permitted under Clause 23.22 (Financial Indebtedness), provided that no guarantee or indemnity may be provided by any member of the Senior Credit Group or HoldCo in respect of the Permitted HY Issuance;

(f)	any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (b) of the definition of Permitted Security;

(g)
any indemnity given in the ordinary course of the documentation of an acquisition or disposal transaction which is a Permitted Acquisition/Investment or Permitted Disposal where the indemnity is in a customary form and subject to customary limitations; and

(h)	any guarantee outstanding on the Signing Date as set out on Schedule 16 (Existing Guarantees).
Permitted HoldCo Business means:

(a)	the maintenance of HoldCo's legal existence (including the ability to incur and pay, as applicable, reasonable administrative costs and expenses and taxes relating to such maintenance);

(b)
HoldCo's ownership of equity interests in the Borrower and Iridium Carrier Holdings LLC and activities reasonably incidental to its status as a shareholder in relation thereto (including receipt of amounts referred to the definition of "Permitted Senior Credit Group Distribution");

(c)	the incurrence by HoldCo of any Financial Indebtedness under the Finance Documents and its compliance with and performance of its obligations thereunder;

(d)	the payment of any Permitted HoldCo Distribution; and

(e)
the equity capital contribution by HoldCo to the Borrower or any member of the Senior Credit Group (as contemplated under paragraph (a) of the definition of "Permitted Senior Credit Group Share Issue").

Permitted HoldCo Distribution means:

(a)	the payment by HoldCo (including in part through intermediate entities) to the Parent by way of distribution of dividends on its share capital (including in part through intermediate entities)

0080105-0000405 PA:20488617.7	39
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for the purposes of the Parent making payments expressly permitted under paragraph (a) of the definition of "Permitted Parent Distribution", provided that:

(i)	no Default is outstanding (or would result from the payment of such amount by HoldCo or the payment of such amount by the Parent); and

(ii)
an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of such payment, delivered a certificate (without duplication of any certificate delivered pursuant to Subclause (b)(i)(A) of “Permitted Senior Credit Group Distribution”) to the BPIAE Agent certifying compliance with each applicable Financial Covenant (for the avoidance of doubt excluding Clause 22.1(a)(i)) as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account such payment;

(b)
the payment by HoldCo (including in part through intermediate entities) to the Parent by way of distribution of dividends on its share capital for the purposes of the Parent making payments expressly permitted under paragraph (b) of the definition of "Permitted Parent Distribution", provided that:

(i)
(c)    subject to paragraph (B) below, such payment does not occur prior to NEXT System Completion (and the BPIAE Agent has received Compliance Certificates for the first two Calculation Periods following the First Repayment Date) or during any Lock-Up Period thereafter; or

(A)
such payment is of dividends in respect of the Permitted PIYC Capital Raising, provided that, prior to such payment: (x) a Budget in effect for the fiscal year during which the payment is to be made shall have projected the availability of funds for, and included the making of, such dividend payments without a breach of the then-applicable Financial Covenants, and (y) an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of declaration of such dividends, delivered a certificate to the BPIAE Agent certifying compliance with each of the Financial Covenants as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such dividends, such payment to be made prior to the next Calculation Date; and

(ii)	no Default is outstanding (or would result from the making of such payment by HoldCo to the Parent or by the Parent to any other person); or

(d)
the payment by HoldCo (including in part through intermediate entities) to the Parent of the Parent’s ongoing administrative costs and expenses and tax liabilities, or to Syncom-Iridium Holdings Corp. and/or Iridium Blocker-B Inc. of such entities’ ongoing administrative costs and expenses in an amount not exceeding USD $[***] in the aggregate in any given year or tax liabilities, or the payment of such entities’ ongoing administrative costs and expenses and tax liabilities, to the extent permitted under Subclause (b)(iii) of “Permitted Senior Credit Group Distribution”.

0080105-0000405 PA:20488617.7	40
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Permitted HoldCo Share Issue means

(a)
the issue of shares by HoldCo to the Parent, Syncom-Iridium Holdings Corp. and/or Iridium Blocker-B Inc. where (if the existing shares of HoldCo are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same or equivalent terms; or

(b)
the issue of shares by Syncom-Iridium Holdings Corp. and/or Iridium Blocker-B Inc. to the Parent where (if the existing shares of such entities are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same or equivalent terms.

Permitted HY Documents means:

(a)	the Parent Notes;

(b)	the Parent Notes Indenture; and

(c)	any other transaction documentation relating to the Permitted HY Issuance.
Permitted HY Issuance means the issuance by the Parent of unsecured high yield notes pursuant to the Permitted HY Documents, the terms of which are substantially consistent with the Description of the Notes in an amount equal to the Permitted HY Issuance Amount, with the proceeds thereof applied in accordance with clause 2.2 (Application of Permitted HY Issuance proceeds) of the Sixth Supplemental Agreement (the Original Issuance) or any refinancing of such notes by the issuance by the Parent of unsecured high yield notes with a maturity date no earlier than 12 month after the Final Maturity Date on terms no more onerous for the NEXT Group and the Senior Credit Group than the terms of the Original Issuance and in an amount not greater than the principal amount of the notes then outstanding plus the aggregate amount of interest, fees and expenses payable in connection with such refinancing.
Permitted HY Issuance Amount means an aggregate principal amount of $360,000,000.
Permitted Joint Venture means:

(a)	any investment by a member of the Senior Credit Group in any Joint Venture (other than the Excluded Company) where:

(i)
the Joint Venture is a company, corporation, partnership or other similar entity (in each case where, to the extent such Joint Venture is not an entity with limited liability, the member of the Senior Credit Group making such investment is a newly-formed company, corporation, partnership or other similar entity with limited liability, whose sole purpose is to make such investment and whose sole asset is such investment, and which is otherwise appropriately ring-fenced) engaged in a Permitted Senior Credit Group Business or a component thereof; and

(ii)	in any financial year of the Borrower, the aggregate (the Joint Venture Investment) of:

0080105-0000405 PA:20488617.7	41
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)	all amounts subscribed for shares in, lent to, or invested in all such Joint Ventures by any member of the Senior Credit Group;

(B)	the contingent liabilities of any member of the Senior Credit Group under any guarantee given in respect of the liabilities of any such Joint Venture; and

(C)	the book value of any assets transferred by any member of the Senior Credit Group to any such Joint Venture, when aggregated with the total purchase price in respect of other Permitted Acquisitions/Investments in that Financial Year permitted pursuant to paragraph (c)(iii) of the definition of Permitted Acquisition/Investment does not exceed the thresholds set out therein;

(b)	any Joint Venture in existence on the Signing Date as set out on Schedule 27 (Existing Joint Ventures); and

(c)	to the extent constituting a Joint Venture, the Excluded Company and any investment in the Excluded Company made by way of an Aireon Equity Injection.
Permitted Loan means:

(a)	any trade credit extended by any member of the Senior Credit Group to its customers on normal commercial terms and in the ordinary course of its trading activities;

(b)	Financial Indebtedness which is referred to in the definition of, or otherwise constitutes, Permitted Senior Credit Group Financial Indebtedness (except under paragraph (b) of that definition);

(c)	a loan made by a member of the Senior Credit Group to a Permitted Joint Venture to the extent permitted under Clause 23.9 (Joint Ventures);

(d)
a loan made by a member of the Senior Credit Group to an employee or director of any member of the Senior Credit Group if the amount of that loan when aggregated with the amount of all loans to employees and directors by members of the Senior Credit Group does not exceed $1,000,000 (or its equivalent) at any time;

(e)
a loan made by a member of the Senior Credit Group to another member of the Senior Credit Group (and, where the debtor of such Loan is not an Obligor, in an aggregate amount not exceeding $15,000,000 (including an aggregate amount of not more than $5,000,000 in respect of loans made available after the Signing Date); and

(f)	to the extent considered a loan, including pursuant to a subordinated loan, an Aireon Equity Injection made by a member of the Senior Credit Group.
Permitted Parent Business means:

0080105-0000405 PA:20488617.7	42
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	the maintenance of the Parent's legal existence (including the ability to incur and pay, as applicable, reasonable administrative costs and expenses and tax liabilities relating to such maintenance);

(b)
the Parent's ownership of equity interests in HoldCo, Syncom-Iridium Holdings Corp. and Iridium Blocker-B Inc. and activities reasonably incidental to its status as a shareholder in relation thereto (including receipt of amounts referred to in paragraph (a) of the definition of "Permitted Senior Credit Group Distribution");

(c)
the incurrence by the Parent of any Permitted Parent Financial Indebtedness and (without prejudice to any restriction or obligation to which it is subject in relation thereto under the Finance Documents) the compliance with and performance of its obligations with respect thereto;

(d)	the payment by the Parent of any Permitted Parent Distribution;

(e)	the entry into by the Parent of any Permitted Parent Share Issue;

(f)
the equity capital contribution by the Parent to HoldCo (including in part through intermediate entities) or any member of the Senior Credit Group (as contemplated under paragraph (a) of the definition of "Permitted Senior Credit Group Share Issue"); and

(g)
establishment of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the NEXT Group solely for the purposes of implementing a Capital Raising expressly permitted under this Agreement.

Permitted Parent Distribution means the payment by the Parent of:

(a)
scheduled coupon due and payable on a semi-annual basis in accordance with the terms of the Permitted HY Issuance on a date on or around 15 days after the most recent Interest Payment Date, provided that:

(i)	no Default is outstanding (or would result from the payment of such coupon by the Parent); or

(ii)
an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of payment of such coupon, delivered a certificate (without duplication of any certificate delivered pursuant to Subclause (b)(i)(A) of “Permitted Senior Credit Group Distribution”) to the BPIAE Agent certifying compliance with each applicable Financial Covenant (for the avoidance of doubt excluding Clause 22.1(a)(i)) as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such coupon;

(b)
amounts of principal due and payable under and in accordance with the terms of the Permitted HY Issuance or the prepayment of the Permitted HY Issuance (as authorised under the Permitted HY Documents) or dividends or other distributions on its share capital or Permitted PIK Debt or repayment of its shareholder loans, provided that:

0080105-0000405 PA:20488617.7	43
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)
(c)    subject to paragraph (2) below, such payment does not occur prior to NEXT System Completion (and the BPIAE Agent has received Compliance Certificates for the first two Calculation Periods following the First Repayment Date) or during any Lock-Up Period thereafter; or

(1)
such payment is of dividends in respect of the Permitted PIYC Capital Raising prior to conversion to common equity, provided that, prior to such payment: (x) a Budget in effect for the fiscal year during which the payment is to be made shall have projected the availability of funds for, and included the making of, such dividend payments without a breach of the then-applicable Financial Covenants , and (y) an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of declaration of such dividends, delivered a certificate to the BPIAE Agent certifying compliance with each of the Financial Covenants as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such dividends, such payment to be made prior to the next Calculation Date; and

(B)	no Default is outstanding (or would result from the payment of such dividends);

(d)	amounts of principal due and payable in order to refinance the Original Issuance with a new Permitted HY Issuance; or

(e)
the payment by Parent of its or (directly or indirectly) any of its Subsidiaries’ ongoing administrative costs and expenses and tax liabilities, to the extent permitted under Subclause (b)(iii) of “Permitted Senior Credit Group Distribution”.

Permitted Parent Financial Indebtedness means Financial Indebtedness:

(a)	of the Parent incurred under the Finance Documents and/or the Permitted HY Issuance; and

(b)	of the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Senior Credit Group) incurred in relation to Permitted PIK Debt.
Permitted Parent Share Issue means:

(a)
the issue of shares by the Parent to a person that is not a member of the Group, paid for in full in cash upon issue or as consideration for a Permitted Acquisition/Investment to be undertaken by a member of the Senior Credit Group (such cash to be contributed by the Parent (directly or indirectly) to the relevant member of the Senior Credit Group as equity), and which by their terms are not redeemable and where such issue does not lead to a Change of Control of the Parent;

(b)	the entry into by the Parent of any Permitted PIYC Capital Raising where proceeds are contributed by the Parent (directly or indirectly) to the Borrower by way of equity capital;

(c)	the issue of shares by the Parent in connection with any conversion of the Series A Shares or Series B Shares in accordance with their terms; and

0080105-0000405 PA:20488617.7	44
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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	the issue of shares, restricted stock units or similar equity interests by the Parent to a person that is not a member of the Group for purposes of employee compensation and benefits.
Permitted PIK Debt means Financial Indebtedness of the Parent (or of a newly-formed subsidiary of the Parent which is not a shareholder of any member of the Senior Credit Group) which:

(a)	does not fall due for repayment (in whole or in part), or, require payment of interest in cash;

(b)	is fully subordinated to the indebtedness under the Finance Documents (structurally and/or contractually pursuant to a Subordination Agreement); and

(c)	has an average life higher than the residual average life of the BPIAE Facility (tested at the date such debt is issued or incurred), in each case, with a maturity date falling at least 12 months after the Final Maturity Date, and where, based on a pro forma calculation (including an updated Business Plan) taking into account the proposed indebtedness, the Financial Covenants would be complied with.
Permitted PIYC Capital Raising means the Capital Raisings by the Parent in an aggregate amount up to (but not exceeding) $250,000,000 (including the Additional Permitted PIYC Capital Raising) in the form of perpetual preferred equity instruments, provided that:

(a)	proceeds in respect of such Capital Raising are contributed by way of equity capital contribution through Holdco (including in part through intermediate entities) to the Borrower;

(b)	such Capital Raising does not lead to a Change of Control of the Parent (on a diluted or undiluted basis or on a converted or non-converted basis);

(c)	the rate of distributions payable on such Capital Raising does not exceed [***] per cent per annum;

(d)	the preferred equity instruments used in such Capital Raising do not [***] and, for the avoidance of doubt, [***]; and

(e)	dividends in respect of such Capital Raising are [***] subject to and in accordance with Delaware law.
Permitted Security means:

(a)	any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Senior Credit Group;

(b)
any netting or set-off arrangement entered into by any member of the Senior Credit Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Senior Credit Group but only so long as (i) such arrangement does not permit credit balances of Senior Obligors to be netted or set off against debit balances of the Parent or members of the Senior Credit Group which are not Obligors and (ii) such

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the Senior Credit Group which are not Obligors;

(c)
any payment or close out netting or set-off arrangement pursuant to any Treasury Transaction or foreign exchange transaction entered into by a member of the Senior Credit Group which constitutes Permitted Senior Credit Group Financial Indebtedness, excluding any Security or Quasi-Security under a credit support arrangement;

(d)
any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Senior Credit Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Senior Credit Group;

(e)	any Quasi-Security arising as a result of a disposal which is a Permitted Disposal;

(f)	any cash collateral granted in the ordinary course of business in support of the obligations of any member of the Senior Credit Group in respect of any Trade Instrument;

(g)
the Security and/or Quasi-Security granted under the TAS Security and Intercreditor Agreement in favour of TAS, provided that any such Security and/or Quasi-Security in favour of TAS is released immediately following completion of the Permitted HY Issuance; or

(h)	outstanding on the Signing Date as set out in Schedule 17 (Existing Liens).
Permitted Senior Credit Group Business means, with respect to any member of the Senior Credit Group, the provision of telecommunications services via mobile satellite services (and not geostationary satellites) and related terrestrial infrastructure, and any other business reasonably incidental thereto (including (without duplication of the foregoing) any complementary terrestrial telecommunication services and the operation, sale, purchase, lease, manufacture, design or procurement of associated equipment, technology, services and applications used directly or indirectly in connection with the provision of telecommunications services); the incurrence by any member of the Senior Credit Group of any Permitted Senior Credit Group Financial Indebtedness and the compliance with and performance of the obligations thereunder; and any other business of the Senior Credit Group existing as of the date hereof; provided that, for the avoidance of doubt, with respect to any member of the Senior Credit Group, the ownership of any equity interests in the Excluded Company, the holding of any Aireon Equity Instruments, the entering into and consummation of the Aireon System Documents by such member of the Senior Credit Group and any other transactions incidental to the foregoing shall be considered a Permitted Senior Credit Group Business.
Permitted Senior Credit Group Distribution means:

(a)	the payment of a dividend or the making of other distributions by any member of the Senior Credit Group to the Borrower or to any of the Borrower's direct or indirect wholly-owned Subsidiaries;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the payment by the Borrower to HoldCo by way of distribution of dividends on its share capital for the purposes of HoldCo making corresponding Permitted HoldCo Distributions to the Parent as follows:

(i)
no more than ten (10) Business Days prior to the relevant coupon payment date (but not prior to the corresponding Interest Payment Date in any event) payments expressly permitted under paragraph (a) of the definition of "Permitted Parent Distribution", provided that:

(A)
an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of payment of such coupon, delivered a certificate to the BPIAE Agent certifying compliance with each applicable Financial Covenant as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such amounts; and

(B)
no Default is outstanding (or would result from the making of such payment by any member of the Senior Credit Group to HoldCo, or from the making of the corresponding payment by HoldCo to the Parent or by the Parent to any other person); or

(ii)	payments expressly permitted under paragraph (b) of the definition of "Permitted Parent Distribution", provided that:

(A)
(c)    subject to paragraph(2) below, such payment does not occur prior to NEXT System Completion (and the BPIAE Agent has received Compliance Certificates for the first two Calculation Periods following the First Repayment Date) or during any Lock-Up Period thereafter; or

(1)
such payment is of dividends in respect of the Permitted PIYC Capital Raising, provided that, prior to such payment: (x) a Budget in effect for the fiscal year during which the payment is to be made shall have projected the availability of funds for, and included the making of, such dividend payments without a breach of the then-applicable Financial Covenants , and (y) an authorised officer of the Parent shall have, no later than 2 Business Days prior to the date of declaration of such dividends, delivered a certificate to the BPIAE Agent certifying compliance with each of the Financial Covenants as at the latest Calculation Date and each Calculation Date falling in the next 12 month period on a pro forma basis taking into account the payment of such dividends, such payment to be made prior to the next Calculation Date; and

(B)	no Default is outstanding (or would result from the making of such payment by any member of the Senior Credit Group to HoldCo, or from the making

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the corresponding payment by HoldCo to the Parent or by the Parent to any other person); or

(ii)
payment of the Parent's, Holdco’s, Syncom-Iridium Holdings Corp’s, Iridium Blocker-B Inc.’s and/or Senior Credit Group members’ ongoing administrative costs and expenses in an amount not exceeding USD $[***] in the aggregate in any Financial Year or tax liabilities, provided that no Default under Clauses 24.1 (Non-payment), 24.6 (Insolvency), 24.7 (Insolvency proceedings) and/or 24.8 (Creditors' process) (in each case, without reference to Material Transaction Parties) is outstanding (or would reasonably be expected to result from the making of such payment by any member of the Senior Credit Group (directly or indirectly) to the Parent or the payment of such amounts by the Parent, HoldCo, Syncom-Iridium, Holdings Corp., Iridium Blocker-B Inc. and/or Senior Credit Group members); and

(d)
the payment by any Local Partner Entity of a dividend out of distributable profits to its External Local Partner(s) (where the proportional share is paid simultaneously to the Iridium Group Partner) but in an amount not exceeding $[***] in respect of each External Local Partner in the aggregate in any given year.

Permitted Senior Credit Group Financial Indebtedness means Financial Indebtedness:

(a)	arising under a Permitted Treasury Transaction;

(b)	arising under a Permitted Loan or a Permitted Guarantee;

(c)	incurred under the Finance Documents;

(d)
in respect of amounts due to trade creditors, in each case arising in the ordinary and customary course of business being not more than 90 days past due (unless disputed in good faith) and not to exceed, at any time, in aggregate $[***] (or its equivalent in other currencies);

(e)
of any member of the Senior Credit Group to any other member of the Senior Credit Group which is fully subordinated to the indebtedness under the Finance Documents pursuant to a Subordination Agreement (and, where the debtor of such Financial Indebtedness is not an Obligor, in an aggregate amount not exceeding $15,000,000 (including an aggregate amount of not more than $5,000,000 in respect of Financial Indebtedness incurred after the Signing Date));

(f)	outstanding on the Signing Date as set out in Schedule 19 (Existing Financial Indebtedness);

(g)	on an unsecured basis for working capital / treasury purposes and debt assumed pursuant to any Permitted Acquisition/Investment, in aggregate not exceeding $100,000,000;

(h)	of the Borrower in respect of the TAS Payment Instruments (until repayment and cancellation of the TAS Payment Instruments as contemplated by the Sixth Supplemental Agreement); and

(i)	such other indebtedness specifically approved by the Majority Lenders in writing.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Permitted Senior Credit Group Share Issue means:

(a)
the issue of shares by a member of the Senior Credit Group which is a Subsidiary to its parent where (if the existing shares of the Subsidiary are the subject of the Transaction Security) the newly-issued shares also become subject to the Transaction Security on the same or equivalent terms; or

(b)
the issue of shares by a member of the Senior Credit Group (other than an Obligor or Material Company) which is to become a Local Partner Entity to a person that is to become an External Local Partner, but only up to the minimum extent required by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction, and provided, where the Iridium Group Partner will hold less than 50% of the shares and voting rights, the Iridium Group Partner uses its best efforts to retain de facto economic and management control (including by way of non-voting shares or call options), to the extent permitted by the applicable law (or local requirements in the ordinary course of business) of the relevant jurisdiction.

Permitted Transaction means:

(a)	any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents;

(b)
the solvent liquidation or reorganisation of any member of the Senior Credit Group which is not an Obligor so long as any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other members of the Senior Credit Group;

(c)
the capitalisation of Financial Indebtedness owing by a wholly-owned Subsidiary of HoldCo which is not a Material Company to a member of the Senior Credit Group in order to maintain the solvency of that Subsidiary;

(d)
any merger or consolidation by any member of the Senior Credit Group with or into any other member of the Senior Credit Group (provided that in the case of any merger or consolidation by any Senior Obligor with or into any other member of the Senior Credit Group that is not a Senior Obligor, the Senior Obligor shall be the surviving entity, and the BPIAE Agent receives such evidence and/or legal opinions as is reasonably satisfactory to it that the Senior Obligor is the surviving entity and that notwithstanding such amalgamation, demerger, merger or reconstruction, the Finance Documents to which it is party shall remain at all times its legal, valid and binding obligations, enforceable in accordance with their terms and the amalgamation, demerger, merger or reconstruction shall not adversely affect any Transaction Security granted by the Obligor);

(e)
transactions (other than (i) any sale, lease, license, transfer or other disposal and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness) conducted by any member of the Senior Credit Group in the ordinary course of trading on arm's length terms.

Permitted Treasury Transaction means:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	any Treasury Transaction to be entered into by the Borrower for the purpose of protecting against interest rate fluctuations with respect to Tranche B of the Facility; and

(b)
any Treasury Transactions entered into in the ordinary course of business and not for speculative purposes to hedge or mitigate risks to which any Senior Obligor or any member of the Senior Credit Group is exposed in the conduct of its business or the management of its liabilities.

Plan means an employee benefit plan as defined in section 3(3) of ERISA, which is subject to the provisions of Title IV of ERISA:

(a)	maintained by any Obligor or any ERISA Affiliate; or

(b)	to which any Obligor or any ERISA Affiliate is required to make any payment or contribution.
Promissory Notes means the Promissory Notes of Principal and the Promissory Notes of Interest.
Promissory Notes of Interest mean the promissory notes on account of interest issued or to be issued by the Borrower pursuant to the provisions of Clause 6.2 (Promissory Notes) in the form set out in Schedule 5 (Form of Promissory Notes).
Promissory Notes of Principal mean the promissory notes on account of principal issued or to be issued by the Borrower pursuant to the provisions of Clause 6.2 (Promissory Notes) in the form set out in Schedule 5 (Form of Promissory Notes).
Protected Party means a Finance Party which is or will be subject to any liability or required to make any payment for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.
Qualifying Lender has the meaning given to that term in Clause 14 (Tax Gross Up and Indemnities).
Quarter Date means each of 31 March, 30 June, 30 September and 31 December.
Quarterly Financial Statements means the financial statements delivered pursuant to paragraph (b)(i) of Clause 21.1 (Financial statements).
Quasi-Security has the meaning given to that term in Clause 23.15 (Negative pledge).
Quotation Day means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period, unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the BPIAE Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).
Receiver means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.
Reimbursement Request means a reimbursement request signed by the Borrower, substantially in the form set out in Part 1 of Schedule 3 (Requests and Notices).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Re-Launch Contracts has the meaning given in Clause 8.3 (Launch Insurance Proceeds).
Relevant Financial Covenant means each of the Financial Covenants described in paragraphs 22.1(a)(iii) (Capital Expenditure).
Relevant Interbank Market means the London interbank market.
Relevant Jurisdiction means, in relation to an Obligor:

(a)	its jurisdiction of incorporation or organization; and

(b)	any jurisdiction relevant for the granting or perfection of a security interest over any asset subject to or intended to be subject to the Transaction Security.
Relevant Launch Insurance Proceeds has the meaning given in Clause 8.3 (Launch Insurance Proceeds).
Relevant Proceeds means Excluded Capital Raising Proceeds or Excluded Insurance Proceeds.
Repayment Date means each of:

(a)	the First Repayment Date;

(b)	after the First Repayment Date but prior to the Final Maturity Date, each date falling six (6) months after the preceding Repayment Date; and

(c)	the Final Maturity Date.
Repayment Instalment means each scheduled instalment for repayment of the Loans.
Repayment Period means the period from the First Repayment Date until the Final Maturity Date.
Repeating Representations means each of the representations set out in Clause 20.2 (Status) to Clause 20.5 (Power and authority), Clause 20.9 (Governing law and enforcement), paragraph (a) of Clause 20.12 (No default), Clause 20.13 (No misleading information), Clause 20.14 (Original Financial Statements), paragraphs (b) and (c) of Clause 20.16 (No breach of laws), Clause 20.21 (Good title to assets) to Clause 20.23 (Legal and beneficial ownership), and Clause 20.28 (Compliance with United States laws).
Reportable Event means:

(a)	an event specified as such in section 4043 of ERISA or any related regulation, other than an event in relation to which the requirement to give notice of that event is waived by any regulation; or

(b)
a failure to meet the minimum funding standard under section 412 of the Code or section 302 of ERISA, whether or not there has been any waiver of notice or waiver of the minimum funding standard under section 412 of the Code.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
Required DSRA Balance has the meaning given to it in Clause 23.28(a) (Debt Service Reserve Account).
Resignation Letter means a letter substantially in the form set out in Schedule 11 (Form of Resignation Letter).
Revenue Accounts means (i) the BOA Revenue Account, or any replacement of such account with an Acceptable Bank in the U.S., and (ii) such other revenue accounts of the Senior Obligors as are subject to the Transaction Security which, when taken together with the BOA Revenue Account, constitute the accounts into which the consolidated revenues of the NEXT Group are received in accordance with Clause 23.27 (Revenue Accounts).
Ring Fenced Company means a company that:

(a)	has a limited business purpose;

(b)	is of limited liability;

(c)
does not carry on any trade with, or otherwise contract or deal with a member of the NEXT Group other than the Aireon System Documents and any other arms-length transaction, undertaken in good faith for its bona fide business purposes;

(d)	except for any other arms-length transactions, does not make any loan to or grant any financial accommodation to any member of the NEXT Group;

(e)
does not incur any Financial Indebtedness from, or have any other liability to, any member of the NEXT Group, other than the Aireon Equity Injection, the Aireon System Documents or any other arms-length transactions;

(f)	except for the Aireon System Documents or any other arms-length transactions, no member of the NEXT Group sells, transfers, leases out, lends or otherwise disposes of any assets to it;

(g)	does not benefit from any guarantee or Security or participation or purchase arrangements from any member of the NEXT Group in relation to any of its obligations;

(h)	has separate insurance and is not named as a loss payee with respect to the insurances effected or procured by any member of the NEXT Group;

(i)
is a separate entity, at all times holds itself out to the public and all other members of the NEXT Group as a legal entity separate from the members of the NEXT Group and corrects any known material misunderstanding as to its separate identity;

(j)	maintains books, records and bank accounts separate from the members of the NEXT Group;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)
except for any consolidation with the NEXT Group as may be required by the Accounting Principles, maintains separate financial statements showing its assets and liabilities separate and apart from those of any members of the NEXT Group;

(l)	files its own tax returns, if any, as may be required under applicable law;

(m)	conducts its business in its own name and complies with all formalities necessary to maintain its separate existence;

(n)	pays its own liabilities and expenses out of its own funds including the proceeds of the Aireon Equity Injection;

(o)	observes all organisational formalities including all material formalities as an entity separate and distinct from the members of the NEXT Group;

(p)	maintains arm's-length relationships with the members of the NEXT Group;

(q)	does not guarantee or become obligated for the debts of any members of the NEXT Group or hold out its credit as being available to satisfy the obligations of members of the NEXT Group;

(r)	does not grant Security over its assets for the benefit of any member of the NEXT Group;

(s)	without prejudice to paragraph (x) below, does not commingle assets with those of the members of the NEXT Group;

(t)	uses separate stationery, invoices and checks;

(u)	maintains a sufficient number of employees or contractors in light of its contemplated business operations;

(v)	maintains adequate capital in light of its then contemplated business operations;

(w)	on and following the date falling three (3) months after the First Amendment Effective Date, has a board of directors that at all times has at least 2 (two) Independent Directors; and

(x)
on and following the date falling three (3) months after the First Amendment Effective Date, allocates fairly and reasonably on an arm's length basis any overhead for shared office space and employees with the members of the NEXT Group, including any overhead and employees shared from the First Amendment Effective Date.

Satellite Supply Contract means the Full Scale System Development Contract between TAS and the Borrower dated 1 June 2010.
Satellites means the satellites supplied or to be supplied by TAS under the Satellite Supply Contract (whether or not delivered or in orbit).
Scheduled Completion Date means [***].

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Screen Rate means, in relation to LIBOR, the British Bankers' Association Interest Settlement Rate for the relevant currency and period displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the BPIAE Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower and the Lenders.
Secondary Payload Cashflows means all cash proceeds (net of tax) payable to any member of the NEXT Group under the Secondary Payload Contracts (to the extent such proceeds are non-refundable) (but excluding any cash proceeds payable to any member of the NEXT Group under any Secondary Payload Contract (i) that are paid (or are payable) to TAS by such member of the NEXT Group and (ii) that are paid in respect of the provision of on-going services, including but not limited to operation and maintenance services and data services when such secondary payload is in-orbit).
Secondary Payload Contract means each contract for the provision of secondary payload services in connection with the NEXT System entered into or to be entered into by a member of the Group.
Secondary Payload Heads of Terms means the heads of terms for Secondary Payload Contracts set out in Schedule 23 (Secondary Payload Heads of Terms).
Secondary Payload Status Report shall have the meaning given to it in Clause 21.6(a)(ii) (NEXT System Documents).
Secured Parties means each Finance Party from time to time party to this Agreement, any Receiver or Delegate.
Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.
Security Agent shall have meaning given to it in the preamble hereto.
Senior Credit Group means the Borrower and each of its Subsidiaries from time to time excluding the Excluded Company.
Senior Obligor means each Obligor other than the Parent and HoldCo.
Series A Shares means the 7.00% Series A Cumulative Perpetual Convertible Preferred Stock of the Parent.
Series B Shares means the 6.75% Series B Cumulative Perpetual Convertible Preferred Stock of the Parent.
Shareholders' Equity means, in relation to any Calculation Period, the stockholders' equity in the NEXT Group, as presented in the consolidated financial statements of the Parent most recently delivered pursuant to Clause 21.1 (Financial statements).
Signing Date means the date of this Agreement.
Sixth Amendment Effective Date has the meaning given to the term "Effective Date" in the Sixth Supplemental Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sixth Supplemental Agreement means the supplemental agreement dated 09 March 2018 between the BPIAE Agent and the Borrower relating to certain amendments and waivers to this Agreement.
SNOC means the Satellite Network Operations Center in Leesburg, Virginia.
Solvent means, with respect to any person at any time, that (a) (i) the sum of such person's debts is not greater than all of such person's property, at a fair valuation, and (ii) such person is generally paying its debts as they become due; (b) the present fair saleable value of the value of all of the property of such person is greater than the amount that will be required to pay such person's probable liability on such person's existing debts (including contingent debts) as they become absolute and matured; (c) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person's property would constitute unreasonably small capital; and (d) such person does not intend to incur, and does not believe that such person would incur, debts that would be beyond such person's ability to pay as such debts mature.
SpaceX means Space Exploration Technologies Corp.
SpaceX Launch Contract means the Launch Services Contract dated 19 March 2010 between the Borrower and SpaceX as amended pursuant to an amendment no.1 dated 17 September 2010 and an amendment no.2 dated 19 July 2012.
Specified Time means a time determined in accordance with Schedule 15 (Timetables).
Starting Point of Repayment means the date falling on the earlier of (i) 30 September 2017 and (ii) In Orbit Acceptance in respect of the [***] Satellite (as confirmed by the Technical Adviser).
Subordination Agreement means:

(a)	the subordination agreement dated on or about the date of this Agreement and made between, among others, the Parent, HoldCo, the Borrower, and the BPIAE Agent; and

(b)
each other subordination agreement entered into from time to time by the BPIAE Agent with one or more creditors of an Obligor, in substantially similar form (or otherwise in form and substance reasonably satisfactory to the BPIAE Agent).

Subsidiary means, with respect to any person, any corporation, limited liability company, partnership or other entity (Other Person) controlled by such person, by such person and one or more other Subsidiaries of such person, or by one or more other Subsidiaries of such person, and for purposes of this definition, the term "control" (including the terms "controlling" and "controlled by") of a person shall mean the possession, direct or indirect, of the power to vote more than 50% of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of such securities, by contract or otherwise.
Supplier means TAS.
Supplier's Confirmation means a notice substantially in the form of Part 2 or 4 (as applicable) (Form of Supplier's Confirmation) of Schedule 3 (Requests and Notices).

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TAS means Thales Alenia Space SA.
TAS Payment Instruments means certain bills of exchange (lettres de change) governed by French law and in substantially the form of Exhibit 5.2 (Form of Payment Instrument) of the Satellite Supply Contract, as issued and delivered by TAS to the Borrower and accepted and countersigned by the Borrower on and subject to the terms of the Satellite Supply Contract, in a maximum aggregate amount corresponding to:

(a)	a principal amount of $100,020,612;

(b)	interest in relation to that principal amount as calculated pursuant to amendment no. 29 to the Satellite Supply Contract;

(c)	a premium amount calculated by BPIAE; and

(d)	interest in relation to that premium amount,
with payment thereunder being specified to be due to TAS by the Borrower on the Business Day immediately preceding 31 March 2019.
TAS Security and Intercreditor Agreement means the security and intercreditor agreement between the Borrower as security grantor, TAS as security beneficiary, the BPIAE Agent and the Security Agent, pursuant to which the Borrower grants Security over the Designated Aireon Receivable in favour of TAS and certain intercreditor terms are agreed as between TAS and the BPIAE Agent and the Security Agent (for and on behalf of the Lenders).
Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) imposed by a Governmental Authority.
Tax Credit means a credit against, relief or remission for, or repayment of, any Tax.
Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document.
Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under Clause 14.2 (Tax gross-up) or a payment under Clause 14.3 (Tax indemnity).
Technical Adviser means The Aerospace Corporation (upon its appointment pursuant to paragraph 26 of Part 1 of Schedule 2 (Conditions Precedent to Initial Utilisation)) or any replacement thereof.
Technical Adviser's Quarterly Report means each quarterly progress report in relation to the NEXT System delivered by the Technical Adviser to the BPIAE Agent, which report shall include verification by the Technical Adviser of Block One health and progress of construction, launch, installation and operation of NEXT System (including sign off on the results of tests relating to the In-Orbit Acceptance of each Satellite, the reasonableness of any provisional qualified acceptance of any Satellite, and certification as to Milestones) and the progress of the interface between the Aireon System Project and the NEXT System (in particular, any modifications or adjustments requested by the Excluded Company

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(and agreed to by the Borrower) to the NEXT System in connection with the Aireon System Project which could reasonably be expected to result in a delay to Milestones), and a copy of which shall be delivered by the BPIAE Agent to the Borrower promptly upon receipt.
Technical Report means the technical report prepared by the Technical Adviser dated 9 June 2010 and as updated for the Initial CP Satisfaction Date.
Tempe Gateway means the Borrower's commercial Gateway located in Tempe, Arizona.
Total Commitments means the aggregate of the Total Tranche A Commitments and the Total Tranche B Commitments, being $1,800,000,000 at the date of this Agreement.
Total Net Debt means, at any time, the aggregate amount of all obligations of members of the NEXT Group for or in respect of Financial Indebtedness as reported in the consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements):

(a)	excluding any such obligations owed to any other member of the NEXT Group;

(b)	including, in the case of Finance Leases only, their capitalised value; and

(c)
deducting the aggregate amount of cash (as shown in consolidated financial statements of the Parent delivered pursuant to Clause 21.1 (Financial statements)) (excluding, for the avoidance of doubt, any amounts standing to the credit of the Debt Service Reserve Account) held by any member of the NEXT Group at that time, and so that no amount shall be included or excluded more than once.
Total Tranche A Commitments means the aggregate of the Tranche A Commitments, being $1,537,500,000 at the date of this Agreement.
Total Tranche B Commitments means the aggregate of the Tranche B Commitments, being $262,500,000 at the date of this Agreement.
Trade Instruments means any performance bonds, advance payment bonds or letters of credit issued in respect of the obligations of any member of the NEXT Group arising in the ordinary course of trading of that member of the NEXT Group.
Tranche means Tranche A or Tranche B.
Tranche A means the tranche of the Facility designated as Tranche A and made available under this Agreement as described in Clause 2.1(a) (The Facility).
Tranche A Commitment means:

(a)
in relation to an Original Lender, the amount set opposite its name under the heading "Tranche A Commitment" in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche A Commitment transferred to it under this Agreement; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	in relation to any other Lender, the amount of any Tranche A Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
Tranche A Loan means a loan made or to be made under Tranche A of the Facility or the principal amount outstanding for the time being of that loan.
Tranche B means the tranche of the Facility designated as Tranche B and made available under this Agreement as described in Clause 2.1(b) (The Facility).
Tranche B Commitment means:

(a)
in relation to an Original Lender, the amount set opposite its name under the heading "Tranche B Commitment" in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche B Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Tranche B Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.
Tranche B Loan means a loan made or to be made under Tranche B of the Facility or the principal amount outstanding for the time being of that loan.
Transaction Documents means:

(a)	the Finance Documents;

(b)	the Permitted HY Documents; and

(c)	the NEXT System Documents.
Transaction Security means the Security created or expressed to be created in favour of the Security Agent pursuant to the Transaction Security Documents.
Transaction Security Documents means:

(a)
each of the documents listed as being a Transaction Security Document in paragraph 9 of Part 1 of Schedule 2 (Conditions Precedent), and any document required to be delivered to the BPIAE Agent under paragraph 11 of Part 2 of Schedule 2 (Conditions Precedent);

(b)	the TAS Security and Intercreditor Agreement; and

(c)
any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Obligors under any of the Finance Documents.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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Transfer Certificate means a certificate substantially in the form set out in Schedule 8 (Form of Transfer Certificate) or any other form agreed between the BPIAE Agent and the Borrower.
Transfer Date means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the BPIAE Agent executes the relevant Assignment Agreement or Transfer Certificate.
Transition Services Agreement means that certain Amended and Restated Transition Services, Products and Asset Agreement, dated as of 30 September 2010, by and among Motorola, the Borrower, HoldCo and the Parent (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time).
Treasury Transactions means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
United States person has the meaning given to it in Section 7701(a)(30) of the Code.
Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents.
Unused Amount has the meaning given to it in Clause 22.1 (Financial condition).
U.S. Bankruptcy Law means the United States Bankruptcy Code 1978 or any other United States Federal or State bankruptcy, insolvency or similar law.
U.S. Borrower means a Borrower that is incorporated or organized under the laws of the United States of America or any state of the United States of America (including the District of Columbia).
U.S. Collateral Agent shall have the meaning given to it in the preamble hereto.
U.S. Debtor means an Obligor that is incorporated or organised under the laws of the United States of America or any State of the United States of America (including the District of Columbia) or that resides or has a domicile, a place of business or property in the United States of America.
Utilisation means a Loan.
Utilisation Date means the date of a Utilisation, being the date on which the relevant Loan is to be made.
Utilisation Request means a Reimbursement Request or a Disbursement Request.
VAT means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Working Capital means, on any date, Current Assets less Current Liabilities.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)
the BPIAE Agent, any Mandated Lead Arranger and Bookrunner, any Lead Arranger, any Finance Party, any Lender, any Obligor, any Party, any Secured Party, the Security Agent, the U.S. Collateral Agent or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Agent or the U.S. Collateral Agent, any person for the time being appointed as Security Agent or Security Agents or U.S. Collateral Agent in accordance with the Finance Documents;

(ii)	a document in agreed form is a document which is previously agreed in writing by or on behalf of the Borrower and the BPIAE Agent or, if not so agreed, is in the form specified by the BPIAE Agent;

(iii)	assets includes present and future properties, revenues and rights of every description;

(iv)
a Finance Document or a Transaction Document or any other agreement or instrument is (without prejudice to any prohibition on amendments) a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, novated, replaced, supplemented, extended or restated (in each case, an amendment or waiver);

(v)
guarantee means (other than in Clause 19 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(vi)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)
a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(viii)
a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(ix)	a provision of law is a reference to that provision as amended or re-enacted; and

(x)	a time of day is a reference to London time.

(b)	Section, Clause and Schedule headings are for ease of reference only.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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(c)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been remedied or waived.

1.3	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.4	Acknowledgement
Each Obligor acknowledges and confirms:

(a)	receipt of a copy of each of the Finance Documents then in effect (other than the BPIAE Insurance Policy);

(b)	that no Finance Party is responsible to it for:

(i)	the execution (other than by that Finance Party), genuineness, validity, enforceability or sufficiency of any Finance Document or the Satellite Supply Contract;

(ii)	the collectability of amounts payable under any Finance Document or the Satellite Supply Contract; or

(iii)	the accuracy of any statements (whether written or oral) made in connection with any Finance Document or the Satellite Supply Contract by any person other than that Finance Party.

2.	THE FACILITY

2.1	The Facility
Subject to the terms of this Agreement, the Lenders make available a term loan facility, in an aggregate amount equal to the Total Commitments, in two Tranches designated as follows:

(a)	Tranche A in an aggregate amount equal to the Total Tranche A Commitments; and

(b)	Tranche B in an aggregate amount equal to the Total Tranche B Commitments.

2.2	Finance Parties' rights and obligations

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(a)	Unless all the Finance Parties agree otherwise:

(i)	subject to paragraph (vii) below, the obligations of each Finance Party under the Finance Documents are several;

(ii)	subject to paragraph (vii) below, failure by a Finance Party to perform its obligations does not affect the obligations of any other person under the Finance Documents;

(iii)	subject to paragraph (vii) below, no Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents;

(iv)	the rights of a Finance Party under the Finance Documents are separate and independent rights;

(v)	a Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights;

(vi)	a debt arising under the Finance Documents to a Finance Party is a separate and independent debt; and

(vii)	the funding obligations of the Lenders under the Finance Documents are joint and several.

(b)	Each Party agrees that this Clause 2.2 is for the benefit of the Lenders only and each Obligor acknowledges that it has no rights of any kind whatsoever under this Clause.

2.3	The Obligors and the Satellite Supply Contract

(a)	Each Obligor's obligations (including, without limitation, its payment obligations) under this Agreement are unconditional and irrevocable and accordingly are not:

(i)	subject to or dependent upon the execution or performance by the Borrower, the Supplier or any other person of its obligations under the Satellite Supply Contract; nor

(ii)	affected or discharged by any matter affecting the Satellite Supply Contract including the following:

(A)
any dispute under the Satellite Supply Contract nor any claim which the Borrower or the Supplier or any other person may have against, or consider that it has against, any person under the Satellite Supply Contract;

(B)	the fact that all or any part of the sums requested under a Utilisation Request is or was not payable to the Supplier;

(C)	the insolvency or dissolution of the Supplier;

(D)	any action or inaction (whether negligent or by wilful misconduct or fraud) of the Supplier (or any of its agents, contractors, officers or employees);

(E)	the fact that a Loan is drawn and applied in accordance with a Utilisation Request which has proven incorrect in any respect;

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(F)	the Supplier being subject to an amalgamation, demerger, merger or reconstruction;

(G)	any unenforceability, illegality or invalidity of any obligation of any person under the Satellite Supply Contract or any documents or agreements relating to the Satellite Supply Contract; or

(H)
the breach, frustration or non-fulfilment of any provision of the Satellite Supply Contract or any documents or agreements related thereto or the destruction, non-completion or non-functioning of the BPIAE Eligible Content, and each Obligor acknowledges that the foregoing is an essential condition of each Lender's entry into this Agreement, and accordingly, by advancing the full amount of its Commitments (subject to and in accordance with the terms and conditions of this Agreement) each Lender shall have fulfilled its funding obligations under this Agreement.

(b)
Without prejudice to the generality of paragraph (a) above, the Borrower agrees that it will not claim to be relieved of the performance of any of its obligations under this Agreement by reason of any failure, delay or default whatsoever on the part of the Supplier or the Borrower in the performance of its obligations under the Satellite Supply Contract.

2.4	BPIAE Decisions
If BPIAE notifies the BPIAE Agent of its decision on any matter (including any decision relating to the approval of any requested waivers or amendments by the Borrower in respect of this Agreement or any other Finance Document), such decision shall prevail over any contrary decision made by any Finance Party, provided that such decision made by BPIAE does not, or is not reasonably likely to, result in an increase in the amount of or an extension of the availability of any Commitment or obligation of a Finance Party hereunder.

2.5	BPIAE Premium

(a)	The Borrower acknowledges that no Finance Party is in any way involved in the calculation of any part of the BPIAE Premium.

(b)	The Borrower shall not raise against any Lender any claim or defence in relation to the calculation, payment or refund of (or the failure to pay or refund) any part of the BPIAE Premium.

(c)
The Borrower shall bear the cost of reimbursing to each Lender (and/or the BPIAE Agent) the credit insurance premium due to BPIAE under the BPIAE Insurance Policy (including any increase in the amount of the BPIAE Premium).

(d)	As at the date of this Agreement, the BPIAE Premium is the amount calculated on the basis of the percentage (the BPIAE Premium Percentage) set out in the BPIAE Premium Letter.

(e)
The BPIAE Agent will only be notified of the actual amount of the BPIAE Premium and actual BPIAE Premium Rate on the date of final issuance of the BPIAE Insurance Policy. Following receipt of the BPIAE Insurance Policy, the BPIAE Agent shall promptly notify the Borrower of the actual amount of the BPIAE Premium and actual BPIAE Premium Rate. If the actual amount of the BPIAE Premium

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is greater than the estimated amount set out in the BPIAE Premium Letter, the Borrower shall be obliged to make payment of the actual amount of the BPIAE Premium. The Borrower acknowledges that the obligation to pay the BPIAE Premium related to this Agreement is absolute and unconditional and paragraph (c) above shall continue to apply in respect of all additional amounts.

(f)
On each Utilisation Date an amount equal to the BPIAE Premium Percentage of the amount of the relevant Loan to be made for the purposes referred to in Clause 3.1(b) (Purpose) (the BPIAE Premium Proportional Amount) shall be paid by the BPIAE Agent (on behalf of the Borrower, who irrevocably authorises the BPIAE Agent to make such payments in order to fulfil the Borrower's obligations under paragraph (c) above), to BPIAE for application in payment of the BPIAE Premium, and there shall be a deemed Loan in an amount equal to the BPIAE Premium Proportional Amount without the need for a Utilisation Request (but subject to all other terms and conditions as if a Utilisation Request had been made). For the avoidance of doubt, if the Total Tranche A Commitments and/or Total Tranche B Commitments would otherwise be exceeded by application of this Clause, then this Clause shall only apply to the extent that the Total Tranche A Commitments and/or Total Tranche B Commitments (as the case may be) would not be so exceeded, and the Borrower's obligation under paragraph (c) above shall continue to apply in respect of all additional amounts.

(g)	The Borrower acknowledges that the BPIAE Premium is not refundable for any reason whatsoever except with the specific approval of BPIAE.

(h)
Notwithstanding the above, a minimum premium, as of the date of this Agreement, in an amount equal to the Dollar equivalent of one thousand five hundred and fifteen Euros (€1,515) shall be paid to BPIAE by the Borrower in respect of the BPIAE Insurance Policy upon the execution of the relevant BPIAE Insurance Policy. Such amounts shall remain the property of BPIAE and is accordingly payable by the Borrower to BPIAE in any event.

2.6	Obligors' Agent

(a)
Each Obligor (other than the Borrower) by its execution of this Agreement or an Accession Deed irrevocably appoints the Borrower to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)
the Borrower on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to execute on its behalf any Accession Deed, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Borrower, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Borrower or given to the Borrower under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Borrower and any other Obligor, those of the Borrower shall prevail.

3.	PURPOSE

3.1	Purpose
The Borrower shall apply all amounts borrowed by it under the Facility towards:

(a)
reimbursing amounts paid in respect of BPIAE Eligible Content under the Authorization to Proceed only in respect of invoices paid in cash to the Supplier from the Borrower's own funds prior to (and not after) the Initial CP Satisfaction Date; or

(b)	as the case may be, payment to BPIAE, the Supplier or the Lenders, in each case, to finance:

(i)	up to 85% of BPIAE Eligible Content;

(ii)	the payment of up to 100% of the BPIAE Premium; and/or

(iii)	up to 100% of IDC,
up to a maximum aggregate amount equal to the Total Commitments.

3.2	Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) in relation to any Utilisation if on or before the Utilisation Date for that Utilisation, the BPIAE Agent has received all of the documents and other evidence listed in Part 1 of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the BPIAE Agent. The BPIAE Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

4.2	Further conditions precedent

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Subject to Clause 4.1 (Initial conditions precedent), the Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)	no Default is continuing or would result from the proposed Utilisation;

(b)	the representations and warranties which are then to be made or deemed to be repeated by each Obligor under Clause 20.29(b) (Times when representations made) are true in all material respects;

(c)	the making of the Loan would not cause the Total Commitments to be exceeded;

(d)
the Borrower has paid any amount payable under Clause 2.5 (BPIAE Premium) to the BPIAE Agent in full (or such amount will be paid in full pursuant to Clause 2.5(e) (BPIAE Premium) with the proceeds of the Loans being requested);

(e)	the BPIAE Agent is satisfied that:

(i)	the BPIAE Insurance Policy is (or, in the case of the initial Loans only, will be immediately upon payment of the relevant BPIAE Premium Proportional Amount) in full force and effect;

(ii)
the credit insurance cover under the BPIAE Insurance Policy has been issued (or, in the case of the first Loan only, will be issued immediately upon payment of the relevant BPIAE Premium Proportional Amount) on terms covering political and commercial risks extending to ninety-five (95) per cent. of the Loans (including the proposed Loan) and IDC Component interest thereon; and

(iii)	all conditions of the BPIAE Insurance Policy and the relevant credit insurance cover have been (or will have been immediately upon payment of the relevant BPIAE Premium Proportional Amount) fulfilled;

(f)	the BPIAE Agent has not received a notice from BPIAE requesting the Lenders to suspend the making of the Loan (or, if the BPIAE Agent has received such a notice, that notice has been withdrawn);

(g)	the Lenders are not required by the terms of the BPIAE Insurance Policy to suspend the making of the Loan;

(h)
in the case of any Loan requested in relation to any payment made or to be made to the Supplier under the Satellite Supply Contract or any reimbursement to the Borrower for any payment made to the Supplier under the Authorization to Proceed, the BPIAE Agent has received evidence from the Supplier in form and substance satisfactory to the BPIAE Agent that the corresponding Down Payment has been paid in full by the Borrower from resources other than the Facility;

(i)	the amount standing to the credit of the Debt Service Reserve Account is not less than the then applicable Required DSRA Balance;

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(j)
the BPIAE Agent has received such other documents, certifications, or other evidence as the BPIAE Agent acting on the instructions of BPIAE may reasonably require with respect to the Borrower or in connection with any Finance Document, the Satellite Supply Contract or the BPIAE Insurance Policy, provided that the request for such other document, certification or evidence is made within a reasonable time prior to the relevant Utilisation Date.

4.3	Maximum number of Utilisation Requests
The Borrower may not deliver more than four Utilisation Requests in any 30-day period.

5.	UTILISATION – LOANS

5.1	Delivery of a Utilisation Request
The Borrower may utilise the Facility by delivery to the BPIAE Agent of a duly completed Utilisation Request not later than the Specified Time (provided, for the avoidance of doubt, that no Utilisation Request shall be required in respect of Loans required to fund the BPIAE Premium pursuant to Clause 2.5(e) (BPIAE Premium) or IDC).

5.2	Completion of a Utilisation Request for Loans
Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(a)	it identifies the purpose for which the Facility is to be utilised;

(b)
the proposed Loans are allocated pro rata between Tranche A and Tranche B (provided that this restriction shall cease to apply when there are no further Available Commitments under one Tranche, to the extent that Available Commitments remain under the other Tranche);

(c)	the proposed Utilisation Date is a Business Day within the Availability Period;

(d)	the amount of the Utilisation complies with Clause 5.3 (Currency and amount); and

(e)
the Supplier or the Borrower, as the case may be, attaches to the Utilisation Request all relevant documents required to be provided as per the form for that Utilisation Request, each in form and substance satisfactory to the BPIAE Agent; and

(f)	the Utilisation Request is executed by a person duly authorised to do so on behalf of the Borrower.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be Dollars.

(b)	The amount of the proposed Utilisation must be a minimum of $2,000,000 or, if less, the Available Facility.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
The BPIAE Agent shall promptly, and in any event no later than the Specified Time, notify each Lender of the amount of the relevant Loan, the amount of its participation in the relevant Loan, the account for such purpose and other information contained in the Utilisation Request.

5.4	Lenders' participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.

(b)
The amount of each Lender's participation in each Loan under a Tranche will be equal to the proportion borne by its Available Commitment under that Tranche to the Available Facility in respect of that Tranche immediately prior to making the Loan.

(c)	Each Loan under the Facility (other than a deemed Loan made pursuant to Clause 2.5(e) (BPIAE Premium) or Clause 10.3 (Capitalisation during construction)) will be made available by the Lenders:

(i)	to the Borrower (in the case of a Loan to be made for the purposes of reimbursing amounts paid in respect of BPIAE Eligible Content under the Authorization to Proceed only); or

(ii)	to the Supplier on behalf of the Borrower by the BPIAE Agent crediting the proceeds of the Loan to the account specified in the relevant Utilisation Request.

(d)
The Borrower acknowledges that any amounts credited the Supplier or the Borrower itself under paragraph (c) above and each deemed Loan made pursuant to Clause 2.5(e) (BPIAE Premium) or Clause 10.3 (Capitalisation during construction) shall constitute a Loan for the purposes of this Agreement.

(e)
The Borrower further acknowledges that no Finance Party has any obligation to verify or ensure the genuineness or accuracy of the attachments to any Utilisation Request submitted by the Borrower or the Supplier.

5.5	Cancellation of Commitment

(a)	The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

(b)
If the Initial CP Satisfaction Date has not occurred on or prior to the date falling 4 months after the Signing Date (the CP Longstop Date), the Commitments shall be immediately cancelled on the CP Longstop Date.

5.6	Responsibility

(a)
The BPIAE Agent and the Lenders shall not be responsible for any delay in the making of any Loan resulting from any requirement or request for the delivery of information, documents, certifications or other evidence pursuant to Clause 4.2(h) or 4.2(j).

(b)	The BPIAE Agent shall not be responsible for examining the documents:

(i)	provided pursuant to Clause 4.1 or 4.2;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	included with or attached to any Utilisation Request; or

(iii)	otherwise provided to it under the Finance Documents,
except to ascertain that they appear on their face to be in compliance with the requirements of the Finance Documents. For the purpose of this Clause, appear on their face has the meaning ascribed to it in the latest version of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (at present the latest version being ICC Publication UCP 600 – 2007 version).

6.	REPAYMENT

6.1	Generally

(a)
The Borrower shall repay the Loans under each Tranche in full in fourteen (14) consecutive semi-annual instalments, each of which shall be equal to the percentage of the highest of the aggregate amounts of Loans outstanding on each date on or prior to the last day of the Availability Period, as set out in the table below:

Repayment Date	Repayment Instalment
First Repayment Date	1.00%
Repayment Date falling 6 months after the First Repayment Date	3.00%
Repayment Date falling 12 months after the First Repayment Date	3.00%
Repayment Date falling 18 months after the First Repayment Date	4.00%
Repayment Date falling 24 months after the First Repayment Date	5.50%
Repayment Date falling 30 months after the First Repayment Date	6.50%
Repayment Date falling 36 months after the First Repayment Date	8.50%
Repayment Date falling 42 months after the First Repayment Date	8.50%
Repayment Date falling 48 months after the First Repayment Date	8.50%
Repayment Date falling 54 months after the First Repayment Date	8.50%
Repayment Date falling 60 months after the First Repayment Date	8.50%
Repayment Date falling 66 months after the First Repayment Date	11.50%
Repayment Date falling 72 months after the First Repayment Date	11.50%
Final Maturity Date	11.50%

(b)
The first Repayment Instalment must be paid on the First Repayment Date and subsequent Repayment Instalments must be paid on each Repayment Date thereafter. The final Repayment Instalment must be paid on the Final Maturity Date, and any Repayment Instalment that would otherwise fall beyond the Final Maturity Date, shall be deemed to fall on the Final Maturity Date. For the avoidance of doubt, each Repayment Instalment shall be applied pro rata in repayment of each Tranche.

(c)
As soon as practicable after the earlier of the date on which the Total Commitments have been utilised in full and the date of expiry of the Availability Period, the BPIAE Agent shall provide to the Borrower a schedule, substantially in the form set out in the table above, of the actual Repayment Instalments which are to be paid by the Borrower.

(d)	The Borrower may not reborrow any part of the Facility which is repaid.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2	Promissory Notes

(a)	The Borrower undertakes to deliver to the BPIAE Agent, prior to the Initial CP Satisfaction Date:

(i)
a Promissory Note of Principal left in blank for each Tranche in respect of each Repayment Instalment (being 14 Promissory Notes of Principal for each Tranche), each such Promissory Note of Principal to be completed pursuant to the Joint Interest Mandate in an amount equal to the amount of the relevant Repayment Instalment (to be determined in accordance with the schedule of Repayment Instalments provided by the BPIAE Agent pursuant to paragraph (c) of Clause 6.1) and having a maturity date which is the same as the Repayment Date for the relevant Repayment Instalment; and

(ii)
a Promissory Note of Interest left in blank for each Tranche in respect of each Interest Payment Date falling after the Starting Point of Repayment (being 14 Promissory Notes of Interest for each Tranche), each such Promissory Note of Interest to be completed pursuant to the Joint Interest Mandate in an amount equal to the aggregate amount payable (or, in the case of Tranche B, estimated to be payable) in respect of the Margin plus the Base Rate on the relevant Interest Payment Date (to be determined in accordance with the schedule of Repayment Instalments provided by the BPIAE Agent pursuant to paragraph (c) of Clause 6.1 and, in the case of Tranche B, using the LIBOR rate applicable on such date) and having a maturity date which is the same as the relevant Interest Payment Date, together with the Joint Interest Mandate.

(b)	The BPIAE Agent shall complete and/or modify (as the case may be) each Promissory Note in accordance with the irrevocable instructions contained in the Joint Interest Mandate.

(c)
Upon payment in full (either on the relevant Repayment Date or Interest Payment Date (as applicable) or following acceleration) of the amount represented by any Promissory Note (by way of remittance or otherwise), such Promissory Note shall, subject (if such Promissory Note has been delivered to BPIAE) to BPIAE returning such Promissory Note to the BPIAE Agent, be returned by the BPIAE Agent to the Borrower within 5 Business Days with the mention "fully paid".

(d)
Each Promissory Note and the rights of the holders thereof will be governed by French law and all obligations resulting from the application of French law are specifically acknowledged and accepted by the Borrower.

(e)	The BPIAE Agent agrees that it shall not endorse, transfer, assign or otherwise dispose of any Promissory Note to any person other than:

(i)	BPIAE; or

(ii)	any successor BPIAE Agent appointed pursuant to Clause 27.14 (Resignation of the BPIAE Agent).

(f)	The holder of the Promissory Note is expressly exempted from the requirement to protest any Promissory Note.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3	Effect of cancellation and prepayment on scheduled repayments and reductions
If the Borrower cancels the whole or any part of the Commitments in accordance with Clause 7.2 (Voluntary cancellation) or Clause 7.4 (Right of cancellation and repayment in relation to a single Lender) or if the Commitment of any Lender is reduced under Clause 7.1 (Illegality) or if any of the Loans are prepaid in accordance with this Agreement, then the amount of the Repayment Instalment for each Repayment Date falling after that cancellation or prepayment (as applicable) will reduce in inverse chronological order by the amount cancelled or the amount of the Loan prepaid (as applicable).

7.	ILLEGALITY, VOLUNTARY PREPAYMENT AND CANCELLATION

7.1	Illegality
If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Utilisation:

(a)	that Lender shall promptly notify the BPIAE Agent upon becoming aware of that event;

(b)	upon the BPIAE Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and

(c)
the Borrower shall repay that Lender's participation in the Utilisations made to the Borrower on the last day of the Interest Period for each Utilisation occurring after the BPIAE Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the BPIAE Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.2	Voluntary cancellation

(a)
Subject to paragraph (b) below, the Borrower may, if it gives the BPIAE Agent not less than 20 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of $5,000,000) of the Available Facility. Any cancellation under this Clause 7.2 shall reduce the Commitments of the Lenders rateably under each Tranche.

(b)
Except as otherwise approved by the Majority Lenders, prior to 31 January 2016 no partial voluntary cancellation is permitted. From 31 January 2016 to NEXT System Completion, any voluntary cancellation pursuant to this clause shall be subject to the conditions that:

(i)
the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the BPIAE Agent) that:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)
it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)
it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

7.3	Voluntary prepayment

(a)
Subject to paragraph (b) below, the Borrower may, if it gives the BPIAE Agent not less than 20 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loans (but, if in part, being a minimum amount of $10,000,000). Any prepayment under this Clause 7.3 shall be applied pro rata in prepayment of each Tranche.

(b)
Except as otherwise approved by the Majority Lenders, prior to 31 January 2016 no partial voluntary prepayment is permitted. From 31 January 2016 to NEXT System Completion, any voluntary prepayment pursuant to this clause shall be subject to the conditions that:

(i)
the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the BPIAE Agent) that:

(A)
it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)
it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

The conditions in paragraphs (i) and (ii) above will cease to apply following NEXT System Completion and, at all times thereafter, the Borrower shall be permitted to prepay the whole or any part of any Loan in accordance with paragraph (a) above.

7.4	Right of cancellation and repayment in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 14.2 (Tax gross-up); or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	any Lender claims indemnification from the Borrower or an Obligor under Clause 14.3 (Tax indemnity) or Clause 15.1 (Increased costs), the Borrower may, whilst the circumstance giving rise to the requirement for that increase or indemnification continues, give the BPIAE Agent notice (if such circumstances relate to a Lender) of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender's participation in the Utilisations.

(b)	On receipt of a notice referred to in paragraph (a) above in relation to a Lender, the Commitment of that Lender shall immediately be reduced to zero.

(c)
On the last day of each Interest Period which ends after the Borrower has given notice under paragraph (a) above in relation to a Lender (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender's participation in that Utilisation together with all interest and other amounts accrued under the Finance Documents.

8.	MANDATORY PREPAYMENT

8.1	Exit
Upon the occurrence of:

(a)	any Delisting;

(b)	a Change of Control; or

(c)	the Disposal of all or substantially all of the assets of the NEXT Group whether in a single transaction or a series of related transactions, the Facility will be cancelled and all outstanding Utilisations, together with accrued interest, and all other amounts accrued under the Finance Documents, shall become immediately due and payable.

8.2	Insurance, Capital Raising, Expropriation Proceeds, Aireon Proceeds, Designated Aireon Receivable and Cash Sweep
The Borrower shall prepay Utilisations in the following amounts at the times and in the order of application contemplated by Clause 8.4 (Application of mandatory prepayments):

(a)	the amount of Insurance Proceeds (other than Excluded Insurance Proceeds) in excess of $10,000,000;

(b)	the amount (if any) of Excess Launch Insurance Proceeds and Relevant Launch Insurance Proceeds;

(c)	the amount equal to 50% of Capital Raising Proceeds (other than Excluded Capital Raising Proceeds);

(d)	the amount of any Expropriation Proceeds;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	the amount of any Aireon Proceeds;

(f)	the amount of the Designated Aireon Receivable; and

(g)	the amount equal to the Cash Sweep Available Amount.

8.3	Launch Insurance Proceeds

(a)
As soon as practicable following receipt by any member of the NEXT Group of any Launch Insurance Proceeds in respect of a Satellite, the Borrower shall provide to the BPIAE Agent and the Technical Adviser a written proposal to apply such proceeds towards the purchase, launch and insurance of a replacement Satellite. If:

(i)
the proposal provides for the Launch Insurance Proceeds to be allocated first to purchase new Satellites from TAS with French content satisfactory to BPIAE, secondly to purchase new launches, and thirdly to purchase new Launch Insurance (and, for the avoidance of doubt, the foregoing priority shall apply in respect of the allocation of Launch Insurance Proceeds but not the timing of the actual payment thereof); and

(ii)	the Technical Adviser certifies to the Lenders that the proposal:

(A)	will not prevent NEXT System Completion occurring, and

(B)	is compatible with achieving NEXT System Completion,
prior to the NEXT System Completion Long-Stop Date,
it shall be an Acceptable Launch Insurance Proposal, and any remaining amount of Launch Insurance Proceeds following the allocations in paragraph (i) shall be Excess Launch Insurance Proceeds.

(b)
On or prior to the date falling 12 months after receipt by a member of the NEXT Group of any Launch Insurance Proceeds, the Borrower shall provide to the BPIAE Agent copies of the contractual arrangements for the implementation of the Acceptable Launch Insurance Proposal in respect of the purchase of new Satellites and new launches, each in form and substance reasonably satisfactory to the BPIAE Agent (the Re-Launch Contracts) and, on or prior to the date falling 18 months after receipt by a member of the NEXT Group of any Launch Insurance Proceeds, the Borrower shall provide to the BPIAE Agent copies of the contractual arrangements for the implementation of the Acceptable Launch Insurance Proposal in respect of the purchase of new Launch Insurance.

(c)	On the date falling 12 months after receipt by an Obligor of any Launch Insurance Proceeds, if the BPIAE Agent has not received both:

(i)	an Acceptable Launch Insurance Proposal (including the relevant certification from the Technical Adviser); and

(ii)	the Re-Launch Contracts in respect of such Acceptable Launch Insurance Proposal, those Launch Insurance Proceeds shall be deemed to be Relevant Launch Insurance Proceeds.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.4	Application of mandatory prepayments

(a)	Unless the Borrower makes an election under paragraph (c) below, the Borrower shall prepay Loans at the following times:

(i)	in the case of any prepayment relating to the amounts of Insurance Proceeds or Expropriation Proceeds or Aireon Proceeds or Designated Aireon Receivable, promptly upon receipt of those proceeds;

(ii)
in the case of any prepayment relating to the amounts of Excess Launch Insurance Proceeds, promptly upon receipt by the BPIAE Agent of an Acceptable Launch Insurance Proposal (including the relevant certification from the Technical Adviser) pursuant to paragraph 8.3(a) above;

(iii)
in the case of any prepayment relating to the amounts of Relevant Launch Insurance Proceeds, on the date falling 12 months after receipt by any member of the NEXT Group of those Launch Insurance Proceeds;

(iv)	in the case of any prepayment relating to an amount of Capital Raising Proceeds:

(A)
within 10 days of delivery pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) of the Compliance Certificate in respect of the Calculation Period in which such amounts are received; and

(B)
in respect of any amounts not applied in accordance with the certificate provided pursuant to Clause 8.6 (Excluded proceeds) below, on the date falling 12 months after receipt by an Obligor of such amounts;

(v)
in case of any prepayment relating to an amount of Cash Sweep Available Amount, within 10 days of delivery pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) of the Compliance Certificate in respect of the Calculation Period in which such amounts are received.

(b)
A prepayment under Clause 8.2 (Insurance, Capital Raising, Expropriation Proceeds, Aireon Proceeds, Designated Aireon Receivable and Cash Sweep) or 8.3 (Launch Insurance Proceeds) shall be applied pro rata in prepayment of each Tranche and the amount of the Repayment Instalment for each Repayment Date falling after the date of prepayment will reduce in the manner contemplated by Clause 6.3 (Effect of cancellation and prepayment on scheduled repayments and reductions).

(c)
Subject to paragraph (d) below, the Borrower may elect that any prepayment under Clause 8.2 (Insurance, Capital Raising, Expropriation Proceeds, Aireon Proceeds, Designated Aireon Receivable and Cash Sweep) be applied in prepayment of a Loan on the last day of the Interest Period relating to that Loan. If the Borrower makes that election then a proportion of the Loan equal to the amount of the relevant prepayment will be due and payable on the last day of its Interest Period.

(d)	If the Borrower has made an election under paragraph (c) above but a Default has occurred and is continuing, that election shall no longer apply and a proportion of the Loan in respect of which the

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

election was made equal to the amount of the relevant prepayment shall be immediately due and payable (unless the Majority Lenders otherwise agree in writing).

8.5	Mandatory Prepayment Account

(a)	The Borrower shall ensure that:

(i)	Launch Insurance Proceeds are paid directly by the relevant insurer to the Security Agent or into the Mandatory Prepayment Account; and

(ii)
Insurance Proceeds (other than Launch Insurance Proceeds), Capital Raising Proceeds and Expropriation Proceeds in respect of which the Borrower has made an election under paragraph (c) of Clause 8.4 (Application of mandatory prepayments) are paid into the Mandatory Prepayment Account as soon as reasonably practicable after receipt by a member of the NEXT Group.

The Borrower irrevocably authorises the BPIAE Agent to apply amounts credited to the Mandatory Prepayment Account to pay amounts due and payable under Clause 8.4 (Application of mandatory prepayments) and otherwise under the Finance Documents. The Borrower further irrevocably authorises the BPIAE Agent to apply any amounts credited to the Mandatory Prepayment Account in respect of Launch Insurance Proceeds (other than Excess Launch Insurance Proceeds and Relevant Launch Insurance Proceeds) in or towards payments under the Re-Launch Contracts or in respect of the purchase of new Launch Insurance as and when such payments fall due.

(b)	A Lender, Security Agent or BPIAE Agent with which a Mandatory Prepayment Account is held acknowledges and agrees that such account is subject to the Transaction Security.

8.6	Excluded proceeds
Where Excluded Insurance Proceeds and Excluded Capital Raising Proceeds include amounts which are intended to be used or committed to be used for a specific purpose within a specified period (as set out in the relevant definition of Excluded Insurance Proceeds and Excluded Capital Raising Proceeds), the Borrower shall, promptly following receipt of such amounts, deliver a certificate to the BPIAE Agent, executed by an authorized officer of the Borrower, certifying that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to apply such (a) Excluded Insurance Proceeds towards the replacement, reinstatement or repair of assets or (b) Excluded Capital Raising Proceeds towards the payment of Capital Expenditure in respect of the NEXT System, as the case may be, in each case within the period referred to in the relevant definition of Excluded Insurance Proceeds or Excluded Capital Raising Proceeds. The Borrower shall promptly deliver a certificate to the BPIAE Agent at the end of such period confirming the amount (if any) which has been so applied within the requisite time periods provided for in the relevant definition.

9.	RESTRICTIONS

9.1	Notices of Cancellation or Prepayment

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Any notice of cancellation, prepayment, authorisation or other election given by any Party under Clause 7 (Illegality, Voluntary Prepayment and Cancellation), paragraph (c) of Clause 8.4 (Application of mandatory prepayments) or Clause 8.5 (Mandatory Prepayment Account) shall (subject to the terms of those Clauses) be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

9.2	Interest and other amounts
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

9.3	No reborrowing
The Borrower may not reborrow any part of the Facility which is prepaid.

9.4	Prepayment in accordance with Agreement
The Borrower shall not repay or prepay all or any part of the Utilisations or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

9.5	BPIAE Agent's receipt of Notices
If the BPIAE Agent receives a notice under Clause 7 (Illegality, Voluntary Prepayment and Cancellation) or an election under paragraph (c) of Clause 8.4 (Application of mandatory prepayments), it shall promptly forward a copy of that notice or election to either the Borrower or the affected Lender, as appropriate.

9.6	Prepayment elections
The BPIAE Agent shall notify the Lenders as soon as possible of any proposed prepayment of any Loan under Clause 7.3 (Voluntary prepayment) or Clause 8.2 (Insurance, Capital Raising, Expropriation Proceeds, Aireon Proceeds, Designated Aireon Receivable and Cash Sweep).

9.7	Costs incurred by and indemnity to the Lenders and/or the French Authorities

(a)	The Borrower acknowledges that:

(i)	in order to make the Facility available to the Borrower at the fixed rate, the Lenders and the French Authorities have entered into an interest make-up arrangement;

(ii)
in connection with such interest make-up arrangement, it is the policy of the French Authorities to enter into hedging arrangements or to cause hedging arrangements to be entered into with third parties, in order to protect themselves from adverse movements in interest and exchange rates; and

(iii)	it is accordingly reasonable for the Lenders and the French Authorities to rely upon the continuance of the Facility made available hereunder according to its original profile when

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such hedging procedure was implemented, on the assumption that all amounts of principal and interest payable by the Borrower under the Facility will be received on their due dates.

(b)	Accordingly, the Borrower irrevocably agrees that:

(i)
the Borrower shall (to the extent paid or payable by the BPIAE Agent or any Lender) reimburse to the BPIAE Agent, upon demand, all costs, expenses and indemnities which any Lender may incur under applicable interest make-up arrangements with the French Authorities in connection with any partial or total prepayment of the Facility of whatever nature, whether voluntary or mandatory or by acceleration, pursuant to any of the provisions of this Agreement; and

(ii)	under such arrangements, the amount of any indemnity so payable is to be determined in agreement with the French Authorities and will be calculated as specified hereafter.

(c)
The amount of the indemnity payable by the Borrower under paragraph (b) of this Clause 9.7 (Costs incurred by and indemnity to the Lenders and/or the French Authorities) is to be determined by taking into account the differential between the contractual interest rate applicable to the Facility and the prevailing market replacement rate for the amount of each instalment of principal to be prepaid and each of those rate differentials will be applied to the amount of the corresponding instalment of principal to be prepaid for the period from the date of such prepayment until the originally scheduled Repayment Date. The amount resulting from the determination of the indemnity pursuant to this paragraph (c) above shall then be discounted at the corresponding market replacement rate and where the total of the discounted amounts thus obtained is negative, no indemnity shall be payable to the Borrower.

(d)
The Borrower acknowledges and agrees that the amounts payable under this Clause 9.7 (Costs incurred by and indemnity to the Lenders and/or the French Authorities) are in addition to all amounts payable by it under Clause 12.4 (Break Costs) with respect to any prepayment or any other amount payable under this Agreement.

9.8	Effect of Repayment and Prepayment on, and cancellation of, Commitments
If all or part of a Utilisation under the Facility is repaid or prepaid and is not available for reborrowing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of the Commitments (equal to the amount of the Utilisation which is repaid or prepaid) in respect of the Facility will be deemed to be cancelled on the date of repayment or prepayment. Any cancellation under this Clause 9.8 shall reduce the Commitments of the Lenders rateably under each Tranche. No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

10.	INTEREST

10.1	Calculation of interest
The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin;

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(b)	Base Rate; and

(c)	Mandatory Cost, if any.

10.2	Payment of interest
Except where it is provided to the contrary in this Agreement and subject to Clause 10.3 (Capitalisation during construction) below, the Borrower shall pay accrued interest on each Loan on each Interest Payment Date.

10.3	Capitalisation during construction
On the last day of each Interest Period relating to a Loan which ends during the Availability Period but on or prior to the Starting Point of Repayment, all of the IDC Component of interest accrued on that Loan during such Interest Period shall be capitalised (subject to the Total Commitments for the relevant Tranche not being exceeded), with the result that:

(a)
(without double counting) there shall be a deemed Loan under the Tranche to which that Loan relates in an amount equal to the aggregate amount of the relevant IDC Component of such interest so capitalised without the need for a Utilisation Request (but subject to all other terms and conditions as if a Utilisation Request had been made);

(b)	the duration of each Interest Period for each Loan in relation to such capitalised interest shall be determined in accordance with Clause 11 (Interest Periods); and

(c)	the amount of interest so capitalised shall be treated as paid.
For the avoidance of doubt, if the Total Tranche A Commitments and/or Total Tranche B Commitments would otherwise be exceeded by application of this Clause, then this Clause shall only apply to the extent that the Total Tranche A Commitments and/or Total Tranche B Commitments (as the case may be) would not be so exceeded, and the Borrower's obligation to pay accrued interest pursuant to Clause 10.2 (Payment of interest) shall continue to apply in respect of all amounts of accrued interest remaining uncapitalised.

10.4	Default interest

(a)
Interest shall accrue on each Unpaid Sum from its due date up to the date of actual payment (both before and after judgment) at a rate which is 2.00% higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a Tranche A Loan or a Tranche B Loan (as applicable and based upon whether the Unpaid Sum is owed to a Lender under Tranche A or Tranche B of the Facility) for successive Interest Periods, each of a duration selected by the BPIAE Agent (acting reasonably). Any interest accruing under this Clause 10.4 shall be immediately payable by the Obligor on demand by the BPIAE Agent.

(b)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.5	Notification of rates of interest
The BPIAE Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

11.	INTEREST PERIODS

11.1	Interest Periods

(a)	Each Loan has successive Interest Periods.

(b)	Subject to the following provisions of this Clause:

(i)	the initial Interest Period for a Loan will be the period from and including its Utilisation Date to and including the next Interest Payment Date; and

(ii)	each subsequent Interest Period for a Loan will start on the expiry of the preceding Interest Period and end on the next Interest Payment Date.

(c)	An Interest Period for a Loan shall not extend beyond the Final Maturity Date.

(d)	Each Interest Period for a Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

11.2	Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day.

11.3	Consolidation
If two or more Interest Periods:

(a)	relate to Loans made under the same Tranche; and

(b)	end on the same date,
those Loans will be consolidated into, and treated as, a single Loan on the last day of the Interest Period.

12.	CHANGES TO THE CALCULATION OF INTEREST

12.1	Absence of quotations
Subject to Clause 12.2 (Market disruption), if LIBOR is to be determined by reference to the Base Reference Banks but a Base Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Base Reference Banks.

12.2	Market disruption

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(a)
If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the BPIAE Agent shall promptly notify the Parties thereof, and (subject to any alternative basis agreed as contemplated by Clause 12.3 (Alternative basis of interest or funding) below) the rate of interest on each Lender's share of that Loan for the Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin;

(ii)
the rate notified to the BPIAE Agent by that Lender as soon as practicable and in any event by close of business on the date falling five Business Days prior to the date on which interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum:

(A)	in the case of Tranche A, the aggregate of CIRR and any additional cost to that Lender of procuring funds to be made available to the Borrower at the CIRR rate in relation to that Loan; and

(B)	in the case of Tranche B, the cost to that Lender of funding its participation in that Loan, from whatever source it may reasonably select; and

(iii)	the Mandatory Cost, if any, applicable to that Lender's participation in the Loan.

(b)	If:

(i)	the percentage rate per annum notified by a Lender pursuant to paragraph (a)(ii) above is less than the relevant Base Rate; or

(ii)	a Lender has not notified the BPIAE Agent of a percentage rate per annum pursuant to paragraph (a)(ii) above, the cost to that Lender of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the relevant Base Rate.

(c)	In this Agreement:
Market Disruption Event means:

(i)
solely in respect of Tranche B Loans, at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Base Reference Banks supplies a rate to the BPIAE Agent to determine LIBOR for the relevant Interest Period; or

(ii)
before close of business in London on the Quotation Day for the relevant Interest Period, the BPIAE Agent receives notifications from a Lender or Lenders (whose participations in Loans exceed 33⅓% of the Loans) that the cost to it of:

(A)	in the case of Tranche A, procuring funds to be made available to the Borrower at the CIRR rate; or

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(B)	in the case of Tranche B, funding its participation in the Loans, from whatever source it may reasonably select would be in excess of LIBOR.

12.3	Alternative basis of interest or funding

(a)
If a Market Disruption Event occurs and the BPIAE Agent or the Borrower so requires, the BPIAE Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(b)	Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

12.4	Break Costs

(a)
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the Interest Payment Date or the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the BPIAE Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

13.	FEES

13.1	Commitment fee

(a)	The Borrower shall pay to the BPIAE Agent (for the account of each Lender) a fee computed at the rate of 0.80% per annum on that Lender's Available Commitment.

(b)
The commitment fee accrues on a daily basis from the Signing Date on the daily average undrawn and uncancelled Commitments (on the actual number of days elapsed, including the first and excluding the last days of the period), and the accrued commitment fee is payable on the last day of each successive period of six Months which ends during the Availability Period, on the last day of the Availability Period and on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

13.2	Arrangement/up-front fee
The Borrower shall pay to each Mandated Lead Arranger and Bookrunner and each Lead Arranger an arrangement fee or up-front fee in the amount and at the times agreed between the Borrower and each such Administrative Party in the relevant Fee Letter.

13.3	Agency fee
The Borrower shall pay to the BPIAE Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

13.4	Security Agent fee

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The Borrower shall pay to the Security Agent (for its own account) the Security Agent fee in the amount and at the times agreed in a Fee Letter.

14.	TAX GROSS UP AND INDEMNITIES

14.1	Definitions
In this Agreement:
Excluded Taxes means, with respect to any Finance Party or any other recipient of any payment to be made by or on account of any obligation of an Obligor hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized, in which its principal office is located or, in the case of any Lender, in which its Facility Office is located, or in which it is engaged in business (other than any business in which such person is deemed to engage solely by reason of the transactions contemplated by this Agreement and the other Finance Documents or enforcement of rights hereunder or thereunder), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which an Obligor is located, or (c) any Taxes imposed under Sections 1471 through 1474 of the Code and any regulations thereunder or official interpretations thereof.
Qualifying Lender means, in respect of payments of Interest made by or on behalf of a U.S. Borrower, each Lender that is:

(a)
a United States person that supplies to the BPIAE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-9 (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying its status as a United States person;

(b)
a Lender eligible for the benefits of a tax treaty with the United States of America that supplies to the BPIAE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8BEN (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying its entitlement to receive such payments without any deduction or withholding in respect of United States federal income Taxes under such tax treaty;

(c)
entitled to receive such payments without deduction or withholding of any United States federal income Taxes as a result of such payments being effectively connected with the conduct by such Lender of a trade or business within the United States that supplies to the BPIAE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8ECI (or any successor form) either directly or under cover of IRS Form W-8IMY (or any successor form) certifying that such payments are effectively connected with the conduct by that Lender of a trade or business within the United States;

(d)
entitled to receive such payments without deduction or withholding of any United States federal income Taxes under the "portfolio interest" exemption under Section 881(c) of the Code that supplies to the BPIAE Agent for transmission to the Obligor making such payments two original copies of IRS Form W-8BEN (or any successor form) either directly or under cover

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of IRS Form W-8IMY (or any successor form) claiming exemption from withholding in respect of such payments under the portfolio interest exemption, along with a statement certifying that such Lender (A) is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, (B) is not a "10 - percent shareholder" of the relevant US Borrower within the meaning of Section 881(c)(3)(B) of the Code and (C) is not a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code with respect to which the relevant U.S. Borrower is a "United States shareholder";

(e)
entitled to receive such payments without deduction or withholding of any United States federal income Taxes under another applicable exemption that supplies to the BPIAE Agent for transmission to the Obligor making such payments two original copies of such other applicable form prescribed by the IRS certifying as to such Lender's entitlement to exemption from United States withholding Tax with respect to such payments; or

(f)	an Original Lender acting through a Facility Office resident for tax purposes in Italy;
and for purposes of this paragraph, in the case of a Lender that is not treated as the beneficial owner of the payment (or a portion thereof) under the Code, the term "Lender" shall mean the person who is so treated as the beneficial owner of the payment (or portion thereof).
Unless a contrary indication appears, in this Clause 14 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination.

14.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)
The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the BPIAE Agent accordingly. Similarly, a Lender shall notify the BPIAE Agent on becoming so aware in respect of a payment payable to that Lender. If the BPIAE Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)
A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of (i) any Excluded Tax, or (ii) any Tax imposed by the U.S., if on the date on which the payment falls due, the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or treaty or any published practice or published concession of any relevant taxing authority.

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(e)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the BPIAE Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

14.3	Tax indemnity

(a)
The Borrower shall within three Business Days of demand by the BPIAE Agent pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Excluded Tax assessed on a Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 14.2 (Tax gross-up); or

(B)
would have been compensated for by an increased payment under Clause 14.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 14.2 (Tax gross-up) applied.

(c)
A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the BPIAE Agent of the event which will give, or has given, rise to the claim, following which the BPIAE Agent shall notify the Borrower.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 14.3, notify the BPIAE Agent.

14.4	Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

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14.5	Stamp taxes
The Borrower shall pay and, within three Business Days of demand and provision of supporting documentation, indemnify each Secured Party and Administrative Party against any cost, loss or liability that Secured Party or Administrative Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.6	VAT

(a)
All amounts set out or expressed in a Finance Document to be payable by any Party to a Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such Party).

(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the Supplier Party) to any other Finance Party (the Recipient) under a Finance Document, and any Party other than the Recipient (the Subject Party) is required by the terms of any Finance Document to pay an amount equal to the consideration for such supply to the Supplier Party (rather than being required to reimburse the Recipient in respect of that consideration), such Party shall also pay to the Supplier Party (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the Recipient from the relevant tax authority which the Recipient reasonably determines is in respect of such VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 14.6 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

15.	INCREASED COSTS

15.1	Increased costs

(a)
Subject to Clause 15.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the BPIAE Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement.

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(b)	In this Agreement Increased Costs means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

15.2	Increased cost claims

(a)
A Finance Party intending to make a claim pursuant to Clause 15.1 (Increased costs) shall notify the BPIAE Agent of the event giving rise to the claim, following which the BPIAE Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the BPIAE Agent, provide a certificate confirming the amount of its Increased Costs.

15.3	Exceptions
Clause 15.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;

(b)
compensated for by Clause 14.3 (Tax indemnity) (or would have been compensated for under Clause 14.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 14.3 (Tax indemnity) applied);

(c)	compensated for by the payment of the Mandatory Cost;

(d)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(e)
attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates).

16.	OTHER INDEMNITIES

16.1	Currency indemnity

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(a)
U.S. Dollars is the currency of account and payment for any sum due from an Obligor under any Finance Document (except for any payment in respect of costs, expenses or Taxes which shall be made in the currency in which the costs, expenses or Taxes are incurred). If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Administrative Party and each other Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

16.2	Other indemnities

(a)
The Borrower shall (or the Parent shall procure that an Obligor will), within three Business Days of demand, indemnify each Administrative Party and each other Secured Party against any cost, loss or liability incurred by it as a result of:

(i)	the occurrence of any Event of Default;

(ii)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 29 (Sharing Among the Finance Parties);

(iii)
funding, or making arrangements to fund, its participation in a Utilisation requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(iv)	a Utilisation (or part of a Utilisation) not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)
The Borrower shall promptly indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate, against any cost, loss or liability incurred by that Finance Party or its Affiliate (or officer or employee of that Finance Party or Affiliate) in connection with or arising out of the Facility or the funding of the NEXT System (including but not limited to those incurred in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning the Facility), unless such loss or liability is caused by the gross negligence or wilful misconduct of that Finance Party or its Affiliate (or employee or officer of that Finance Party or

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Affiliate). Any Affiliate or any officer or employee of a Finance Party or its Affiliate may rely on this Clause 16.2 subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.

16.3	Indemnity to the BPIAE Agent
The Borrower shall promptly indemnify the BPIAE Agent against any cost, loss or liability incurred by the BPIAE Agent (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default; or

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

16.4	Indemnity to the Security Agent and U.S. Collateral Agent

(a)	Each Obligor shall promptly indemnify the Security Agent and the U.S. Collateral Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:

(i)	the taking, holding, protection or enforcement of the Transaction Security,

(ii)	the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent, the U.S. Collateral Agent and each Receiver and Delegate by the Finance Documents or by law; or

(iii)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents.

(b)
The Security Agent and the U.S. Collateral Agent may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 16.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

17.	MITIGATION BY THE LENDERS

17.1	Mitigation

(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 14 (Tax Gross Up and Indemnities) or Clause 15 (Increased Costs) or paragraphs 3 and 4 (as applicable) of Schedule 7 (Mandatory Cost Formula) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

17.2	Limitation of liability

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(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 17.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

18.	COSTS AND EXPENSES

18.1	Transaction expenses
The Borrower shall promptly upon demand pay to each Administrative Party the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent or the U.S. Collateral Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Finance Documents executed after the date of this Agreement.
Any such claims for costs and expenses incurred by a Finance Party pursuant to this Clause 18.1 (Transaction expenses) shall be accompanied by reasonable supporting documentation and evidence in respect thereof.

18.2	Amendment costs
If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 30.8 (Change of currency), the Borrower shall, within three Business Days of demand, reimburse each of the BPIAE Agent, the Security Agent and the U.S. Collateral Agent for the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by the BPIAE Agent, the Security Agent and the U.S. Collateral Agent (and, in the case of the Security Agent or the U.S. Collateral Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.
Any such claims for costs and expenses incurred by a Finance Party pursuant to this Clause 18.2 (Amendment costs) shall be accompanied by reasonable supporting documentation and evidence in respect thereof.

18.3	Enforcement and preservation costs
The Borrower shall, within three Business Days of demand, pay to each Administrative Party and each other Secured Party the amount of all out-of-pocket costs and expenses (including legal fees) incurred by it in connection with the enforcement of or the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent or the U.S. Collateral Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

18.4	Advisers

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(a)	Following consultation with (or at the request of) the Borrower and with the prior approval of the Majority Lenders, the BPIAE Agent may:

(i)
to the extent it reasonably determines necessary, appoint additional advisers to act on behalf of the Finance Parties in relation to the Facility (provided that the Borrower has given its prior approval with respect to the amount of fees payable to any such additional adviser); and

(ii)
if any Adviser resigns or its appointment otherwise ceases or is terminated, appoint a replacement Adviser if it reasonably determines that such replacement is necessary (provided that any fees payable to such replacement Adviser shall be substantially consistent with the fees paid to the resigning or terminated Adviser).

(b)
The Borrower must pay to the BPIAE Agent the amount of all out-of-pocket costs and expenses (including legal fees) reasonably incurred by the BPIAE Agent in connection with any appointment under this Clause.

(c)
If the Majority Lenders are unable to agree on the appointment of a replacement Adviser within 10 days of notification to them by the BPIAE Agent of alternative advisers, the BPIAE Agent may appoint any replacement Adviser as it thinks fit.

(d)
The Borrower must co-operate in good faith with each Adviser. If the Borrower is required to supply any information to the BPIAE Agent under this Agreement and the BPIAE Agent so requests, the Borrower must supply a copy of that information to each Adviser.

(e)
Subject to paragraph (a) above and Clause 18.5 (Limitation on reimbursement of advisers' fees), the Borrower must pay to the BPIAE Agent the amount of all fees, costs and expenses (including any value added tax) payable by the BPIAE Agent to any Adviser.

18.5	Limitation on reimbursement of advisers' fees
For the purposes of this Clause 18 (Costs and Expenses), the Borrower shall only be required to reimburse the fees of one law firm in each relevant jurisdiction, one tax adviser in each relevant jurisdiction, one technical adviser, one commercial adviser and one insurance adviser for the Finance Parties (other than the Security Agent, the U.S. Collateral Agent and the Account Bank which may appoint their own legal counsel).

19.	GUARANTEE AND INDEMNITY

19.1	Guarantee and indemnity
Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor's obligations under the Finance Documents;

(b)
undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

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(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 19 if the amount claimed had been recoverable on the basis of a guarantee.

19.2	Continuing Guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

19.3	Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored or returned in bankruptcy, insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 19 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

19.4	Waiver of defences
The obligations of each Guarantor under this Clause 19 will not be affected by, and each Guarantor irrevocably waives any defence it may have by virtue of, an act, omission, matter or thing which, but for this Clause 19, would reduce, release or prejudice any of its obligations under this Clause 19 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, forbearance, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the NEXT Group;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)
any amendment, novation, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or

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increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

19.5	Guarantor Intent
Without prejudice to the generality of Clause 19.4 (Waiver of defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

19.6	Immediate recourse
Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Clause 19. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

19.7	Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 19.

19.8	Deferral of Guarantors' rights
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the BPIAE Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 19:

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(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;

(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 19.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.
If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the BPIAE Agent or as the BPIAE Agent may direct for application in accordance with Clause 30 (Payment Mechanics).

19.9	Release of Guarantors' right of contribution
If any Guarantor (a Retiring Guarantor) ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)
that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Finance Documents; and

(b)
each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

19.10	Additional security
This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

19.11	Guarantee Limitations

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This guarantee does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006 or any equivalent and applicable provisions under the laws of the jurisdiction of incorporation or organization of the relevant Guarantor and, with respect to any Additional Guarantor, is subject to any limitations set out in the Accession Deed applicable to such Additional Guarantor.

19.12	U.S. Guarantors

(a)	In this Subclause:

(i)	fraudulent transfer law means any applicable United States bankruptcy and State fraudulent transfer and conveyance statute and any related case law;

(ii)	U.S. Guarantor means any Guarantor that is a U.S. Debtor; and

(iii)	terms used in this Subclause are to be construed in accordance with Bankruptcy Law and fraudulent transfer laws.

(b)
Each U.S. Guarantor, and by its acceptance of this guarantee, the BPIAE Agent and each other Finance Party, hereby confirms that it is the intention of all such parties that this guarantee and the obligations of each U.S. Guarantor hereunder do not constitute a fraudulent transfer or conveyance for purposes of U.S. Bankruptcy Law and any fraudulent transfer laws to the extent applicable to this guarantee and the obligations of the U.S. Guarantors hereunder. To effectuate the foregoing intention, the BPIAE Agent and the other Finance Parties and each U.S. Guarantor hereby irrevocably agree that the obligations of each U.S. Guarantor under this guarantee at any time shall be limited to the maximum amount that will result in the obligations of such Guarantor under this guarantee not constituting a fraudulent transfer or conveyance.

(c)	Each U.S. Guarantor acknowledges that:

(i)	it will receive valuable direct or indirect benefits as a result of the transactions financed by the Finance Documents;

(ii)	those benefits will constitute reasonably equivalent value and fair consideration for the purpose of any fraudulent transfer law; and

(iii)	each Finance Party has acted in good faith in connection with the guarantee given by that U.S. Guarantor and the transactions contemplated by the Finance Documents.

20.	REPRESENTATIONS

20.1	General
Except in the case of Clause 20.14 (Original Financial Statements) where such representation and warranty is made solely by the Parent, each Obligor makes the representations and warranties set out in this Clause 20 to each Finance Party for itself (and, in the case of Clause 20.2 (Status), Clause 20.4 (Non-conflict with other obligations), Clause 20.16 (No breach of laws), Clause 20.28(a) and (b) (Compliance with United States laws) for itself and, to the extent that the Excluded Company is at

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such time a Subsidiary, on behalf of the Excluded Company, and in the case of Clause 20.19 (Security and Financial Indebtedness) and paragraph (b) of Clause 20.6 (Validity and admissibility in evidence), for itself and on behalf of any member of the NEXT Group which is its Subsidiary).

20.2	Status

(a)	It is a limited liability company or corporation, duly organized or incorporated and validly existing under the law of its jurisdiction of organization or incorporation.

(b)	It has the power to own its assets and carry on its business as it is being conducted in all material respects.

20.3	Binding obligations
Subject to the Legal Reservations:

(a)	the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations; and

(b)
without limiting the generality of paragraph (a) above, each Transaction Security Document to which it is a party creates the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.

20.4	Non-conflict with other obligations

(a)	The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents and the granting of the Transaction Security do not and will not conflict with:

(i)	any law or regulation applicable to it;

(ii)	its constitutional documents; or

(iii)
(without prejudice to the generality of paragraphs (c) or (d) below) any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument where such circumstance has or is reasonably likely to have a Material Adverse Effect.

(b)
The terms of the Parent Notes Indenture are substantially consistent with the Description of Notes, except as otherwise agreed in writing between the BPIAE Agent (acting on the instructions of the Lenders) and the Borrower.

(c)
The execution and delivery of the Parent Notes Indenture and the Parent Notes do not and the performance by the Parent of its obligations thereunder will not, result in any conflict with the terms of this Agreement.

(d)
No term of the Parent Notes Indenture or the Parent Notes is more onerous for the NEXT Group and the Senior Credit Group than the terms of this Agreement, except as otherwise agreed in writing between the BPIAE Agent (acting on the instructions of the Lenders) and the Borrower.

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20.5	Power and authority

(a)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

(b)
No limit on its powers will be exceeded as a result of the borrowing, grant of Transaction Security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

20.6	Validity and admissibility in evidence

(a)	All Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(ii)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect except for any Authorisation not required by applicable law to be obtained as of the date of this Agreement or (other than in respect of a Finance Document or a Material Communications Licence falling within subparagraphs (i) or (ii) of the definition thereof) where the failure to obtain or effect would not reasonably be expected to have a Material Adverse Effect.

(b)
All Authorisations necessary for the conduct of the business, trade and ordinary activities of members of the NEXT Group have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect.

20.7	Communication Licences

(a)
Except as otherwise indicated therein, Schedule 18 (Communications Licences) accurately and completely lists, as of the date of this Agreement, for each member of the NEXT Group, all Material Communications Licences (and the expiration dates thereof) granted or assigned to any member of the NEXT Group.

(b)
The Material Communications Licences set out in Schedule 18 (Communications Licences) include all material authorisations, licences and permits issued by the FCC or any other Governmental Authority that are required or necessary for the operation and the conduct of the business of the NEXT Group, as now conducted. Each Material Communications Licence is expected to be renewed and no Obligor has knowledge of any reason why such Material Communications Licence would not be renewed. To the knowledge of such Obligor, each relevant member of the NEXT Group has filed (or has obtained an extension of time to file) or will timely file all material applications with the FCC necessary for the business of the NEXT Group and it is not aware of any reason why such applications should not be granted.

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(c)
Except as otherwise indicated therein, each Material Communications Licence set out in Schedule 18 (Communications Licences) is issued in the name of the member of the NEXT Group indicated on such schedule.

(d)	Each Material Communications Licence is in full force and effect.

(e)
Except for restrictions or conditions that appear on the face of the Material Communications Licences, and except for restrictions or conditions that pertain to the FCC Licenses under generally applicable rules of the FCC or any other Governmental Authority, including those pertaining to satellite and common carrier radio licenses, no Obligor has knowledge of any restrictions or conditions on the Material Communications Licenses that would limit in any material respect the operation and the conduct of the business of the NEXT Group, as now conducted.

(f)
To the knowledge of such Obligor, each licenced communications facility of the NEXT Group has been and is being operated in all material respects in accordance with the terms and conditions of the Communications Licence applicable to it and law applicable generally to telecommunications activities of the type, nature, class or location of the activities in question, including but not limited to the Communications Act and the rules and regulations issues thereunder.

(g)
No proceedings are pending or, to the knowledge of such Obligor, are threatened before the FCC or any other Governmental Authority in respect of any Material Communications Licence which could reasonably be expected to have a Material Adverse Effect.

20.8	[Reserved]

20.9	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions.

(b)
Subject to the Legal Reservations, any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

20.10	Insolvency

(a)	Each of the Parent, HoldCo and the Borrower is Solvent, and no other Obligor has knowledge that it is not Solvent.

(b)	No:

(i)	corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 24.7 (Insolvency proceedings); or

(ii)	creditors' process described in Clause 24.8 (Creditors' process), has been taken or, to the knowledge of any Obligor, threatened; and none of the circumstances described in Clause 24.6 (Insolvency) applies to any Obligor.

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20.11	No filing or stamp taxes
Under the laws of its Relevant Jurisdiction, it is not necessary that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

20.12	No default

(a)
No Event of Default and, on the date of this Agreement and the Initial CP Satisfaction Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.

(b)
No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has or is reasonably likely to have a Material Adverse Effect.

20.13	No misleading information
Save as disclosed in writing to the BPIAE Agent and the Original Lenders prior to the date of this Agreement:

(a)
any factual information contained in any Budget or Business Plan was, when taken as a whole, true and accurate in all material respects as at the date of the relevant report or document containing the information or (as the case may be) as at the date the information is expressed to be given;

(b)
the Base Case was and each Budget and Business Plan has been prepared on the basis of then-recent or, in the case of the Budget and Business Plan, recent historical information and good faith estimates and assumptions believed to be reasonable in light of the circumstances at the time made and, except in the case of the Base Case and the Business Plan, have been approved by the board of directors of the Parent (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation or warranty is made that any such statements, estimates or projections will actually be realized);

(c)
other than the information described in paragraph (b) above, all material written information provided to a Finance Party by or on behalf of the Parent or the Borrower in connection with the transactions contemplated by the Finance Documents on or before the date of this Agreement and not superseded before that date (including the NEXT Group Structure Chart) is, when taken as a whole, accurate and not misleading in any material respect (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events contained in any such information are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which

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are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation and warranty is made that any such statements, estimates or projections will actually be realized); and

(d)
all other written information provided by or on behalf of any Obligor to a Finance Party or to an Adviser pursuant to this Agreement was, when taken as a whole, true, complete and accurate in all material respects as at the date it was provided and is not misleading in any material respect (it being understood by the Finance Parties that any such statements, estimates, financial information or projections as they relate to future events are not to be viewed as fact and are subject to significant uncertainties and contingencies, many of which are beyond the control of the NEXT Group, and that actual results during the period or periods covered by such financial information or projections may differ from the projected results set forth therein by a material amount and that no representation or warranty is made that any such statements, estimates or projections will actually be realized).

20.14	Original Financial Statements
Solely in respect of the Parent:

(a)	its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied unless expressly disclosed to the BPIAE Agent in writing to the contrary;

(b)
its unaudited Original Financial Statements fairly represent in all material respects its financial condition and results of operations for the relevant financial quarter unless expressly disclosed to the BPIAE Agent in writing to the contrary prior to the date of this Agreement;

(c)
its audited Original Financial Statements give a true and fair view and represent in all material respects its financial condition and results of operations during the relevant financial year unless expressly disclosed to the BPIAE Agent in writing to the contrary prior to the date of this Agreement;

(d)	its most recent financial statements delivered pursuant to Clause 21.1 (Financial statements):

(i)	have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements; and

(ii)
give a true and fair view of (if audited) or fairly present (if unaudited) in all material respects its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate; and

(e)
since the date of the most recent financial statements delivered pursuant to Clause 21.1 (Financial statements) there has been no change in the business, assets or financial condition of the NEXT Group which has or is reasonably likely to have a Material Adverse Effect.

20.15	No proceedings pending or threatened

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

No litigation, claim (including any Environmental Claim), arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it.

20.16	No breach of laws

(a)	As of the date of this Agreement, it is in compliance (to the extent now required) in all material respects with any applicable laws or regulations binding on it.

(b)
It is in compliance with, and will not use the proceeds of the Loans or otherwise make available such proceeds, directly or indirectly, to any person in violation of, (i) the Trading with the Enemy Act, as amended, (ii) any foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any ruling issued thereunder or any enabling legislation or executive order relating thereto, (iii) the anti-money laundering provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001), (iv) the Iran Sanctions Act of 1996 as amended by the Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010, (50 USC 1701 note) and (v) the Money Laundering Control Act of 1986, 18 USC sect. 1956.

(c)
It (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order No. 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does not engage in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of such Section 2, and (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or controlled by a person on such list or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or related executive order.

20.17	Environmental laws
It is in compliance with Clause 23.3 (Environmental compliance) and to the best of its knowledge and belief no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect.

20.18	Taxation

(a)
It is not materially overdue in the filing of any Tax returns and it is not overdue in the payment of any amount in respect of Tax of $5,000,000 (or its equivalent in any other currency) or more, except those Taxes which are the subject of a Good Faith Contest.

(b)
No claims or investigations (other than routine audits) are being, or are reasonably likely to be, made or conducted against it with respect to Taxes that would be reasonably likely to have a Material Adverse Effect.

20.19	Security and Financial Indebtedness

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	No Security or Quasi-Security exists over all or any of the present or (to its knowledge) future assets of any member of the NEXT Group other than as permitted by this Agreement.

(b)	No member of the NEXT Group has any Financial Indebtedness outstanding other than as permitted by this Agreement.

20.20	Ranking
The Transaction Security has or will have first ranking priority and it is not subject to any prior ranking or pari passu ranking Security (except for any Permitted Security).

20.21	Good title to assets
It has a good, valid and marketable title to, or valid leases or licences to use, the assets necessary to carry on its business as presently conducted in all material respects and to implement the NEXT System in accordance with the Finance Documents and the NEXT System Documents in all material respects.

20.22	Immunity

(a)
The entry into by it of each Transaction Document constitutes, and the exercise by it of its rights and performance by it of its obligations under each Transaction Document will constitute, private and commercial acts performed for private and commercial purposes.

(b)
It will not be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in its jurisdiction of organization or incorporation in relation to any Transaction Document.

20.23	Legal and beneficial ownership
It is the sole legal and beneficial owner of the respective assets over which it purports to grant the Transaction Security.

20.24	Shares and Material Companies

(a)
The shares of the Obligors (other than the Parent) which are subject to the Transaction Security are fully paid and not subject to any option to purchase or similar rights. Except for any restrictions relating to (i) notifications, consents or waivers given or received as of the Signing Date, or (ii) compliance with applicable law, the constitutional documents of the Obligors (other than the Parent) whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security. There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any Obligor (other than the Parent), including any option or right of pre-emption or conversion.

(b)
To the Parent's knowledge, as at the date of this Agreement, each shareholder holding more than five per cent. of the issued shares of the Parent and their respective shareholdings are as set out in Schedule 25 (Shares and Material Companies), and no "person" or "group" (within the meaning of Rule 13(d) of the Securities Exchange Act of 1934 and the related rules of the U.S. Securities and Exchange

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Commission) has the right to direct or cause the direction of the management and policies of the Parent, whether through ownership of voting securities, by contract or otherwise.

(c)	As at the date of this Agreement, Schedule 25 (Shares and Material Companies) lists all Material Companies.

20.25	Intellectual Property
It:

(a)
is the legal and beneficial owner of or has licensed to it all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted except where it would not reasonably be likely to have a Material Adverse Effect;

(b)	does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect; and

(c)
has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property owned by it except where the failure to do so would not reasonably be likely to have a Material Adverse Effect.

20.26	NEXT System Documents

(a)	The NEXT System Documents contain all the terms of the material contractual arrangements relevant to the construction and launch of the NEXT Constellation.

(b)	As at the date of this Agreement:

(i)	each copy of a NEXT System Document delivered to the BPIAE Agent pursuant to Clause 4 (Conditions of Utilisation) is true and complete in all material respects;

(ii)	there is no other agreement in connection with, or arrangements which amend, supplement or affect any Material NEXT System Document; and

(iii)	there is no dispute in connection with any Material NEXT System Document:

(A)	in respect of which any contractual dispute resolution provision has been enlivened or invoked; or

(B)	which is otherwise material,
and no dispute with any NEXT System Document that could reasonably be expected to have a Material Adverse Effect.

(c)
Each NEXT System Document is in full force and effect and is enforceable in accordance with its terms except (i) for any NEXT System Document which has expired or terminated in accordance with its terms as permitted under the Finance Documents or which is not required to be in effect at the relevant time, or (ii) for any NEXT System Document (other than a Material NEXT System Document)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

where the failure to be in full force and effect would not reasonably be likely to have a Material Adverse Effect.

(d)	No Obligor is in breach of any NEXT System Document in any material respect.

20.27	Block One health
As of the date of this Agreement and on the First Utilisation Date:

(a)	the Average Call Establishment Rate is no less than [***] per cent.; and

(b)	no Obligor is aware of any information that would serve to support the accelerated [***] of the [***] at a rate or to an extent greater than any rate of [***] described in the [***].

20.28	Compliance with United States laws

(a)	It is not an "investment company" as defined in, or subject to regulation under, the United States Investment Company Act of 1940 (as amended).

(b)
It is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" (within the meaning of Regulation U issued by the Federal Reserve Board) and no part of the proceeds of any Loan will be used, directly or indirectly, and whether immediately, incidentally or ultimately, to buy or carry, or to extend credit to others to buy or carry, any such "margin stock". No part of the proceeds of any Loan will be used, whether directly or indirectly and whether immediately, incidentally or ultimately, for any purpose which entails a violation of or which is inconsistent with Regulations U or X promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Sections 221 and 224, respectively).

(c)	There are no Plans and neither the Obligors nor their ERISA Affiliates have any liability, contingent or otherwise, with respect to any Plans.

20.29	Times when representations made

(a)	All the representations and warranties in this Clause 20 are made by each Original Obligor on the date of this Agreement.

(b)
Unless a representation and warranty is expressed to be given at a specific date, all the representations and warranties in this Clause 20 are deemed to be made by each Obligor on the Initial CP Satisfaction Date and (except for the representations and warranties in Clauses 20.10(a) (Insolvency), 20.18 (Taxation) and 20.24 (Shares and Material Companies)) the date of each Utilisation Request and on each Utilisation Date and, in the case of the Repeating Representations only, on the first day of each Interest Period (except that (i) those contained in Clause 20.13 (No misleading information) are only to be made with respect to any subsequent and new information delivered since the last period where the applicable representation and warranty is made or deemed to be made and (ii) those contained in paragraphs (a) to (c) of Clause 20.14 (Original Financial Statements) will cease to be so made once subsequent financial statements have been delivered under this Agreement). To the extent that any schedule referred to in this Clause 20 shall need to be updated in order to permit any such representation

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and warranty to be true and correct when made or deemed made, the Borrower shall provide the BPIAE Agent with such updated schedule in writing prior to the date such representation is made or deemed made which, upon written approval of the BPIAE Agent, shall be deemed incorporated in the relevant representation and warranty.

(c)
All the representations and warranties in this Clause 20 except Clauses 20.13 (No misleading information), Clause 20.26 (NEXT System Documents), Clause 20.27 (Block One health) and Clause 20.14 (Original Financial Statements) are deemed to be made by each Additional Guarantor on the day on which it becomes (or it is proposed that it becomes) an Additional Guarantor.

(d)
Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made, except those representations and warranties that specifically refer to an earlier date.

21.	INFORMATION UNDERTAKINGS
The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1	Financial statements
The Borrower shall supply to the BPIAE Agent in sufficient copies for all the Lenders:

(a)
as soon as they are available, but in any event within 120 days after the end of each of the Parent's Financial Years, the Parent's audited consolidated financial statements for that Financial Year, certified by the Auditors of the consolidated financial statements in substantially the form set out in Schedule 13 (Form of Auditors' Report);

(b)	as soon as they are available, but in any event within 45 days after the end of each Financial Quarter of each of the Parent's Financial Years:

(i)	the Parent's consolidated financial statements for that Financial Quarter; and

(ii)	all management discussion and analysis, earnings releases and related documents which accompany such financial statements.

21.2	Provision and contents of Compliance Certificate

(a)	The Borrower shall supply a Compliance Certificate to the BPIAE Agent with:

(i)	each set of the Parent's audited consolidated Annual Financial Statements; and

(ii)	each set of the Parent's consolidated Quarterly Financial Statements required to be delivered in respect of a Financial Quarter ending on or around a 30 June Calculation Date.

(b)
The Compliance Certificate shall, amongst other things, set out (in reasonable detail) computations as to compliance with Clause 22 (Financial Covenants), including the amount of any Ancillary Cashflows, Cumulative Cashflows and the Available Cure Amount in respect of the relevant Calculation Period.

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Each Compliance Certificate shall be signed by an authorized officer of the Parent.

21.3	Requirements as to financial statements

(a)
The Borrower shall procure that each set of Annual Financial Statements and Quarterly Financial Statements is in the form filed with the U.S. Securities and Exchange Commission. In addition the Parent shall procure that:

(i)	each set of Annual Financial Statements shall be audited by the Auditors; and

(ii)	each set of Quarterly Financial Statements shall be reviewed by the Auditors.

(b)	Each set of financial statements delivered pursuant to Clause 21.1 (Financial statements):

(i)
shall be certified by an authorized officer of the Parent as giving a true and fair view of (in the case of Annual Financial Statements for any Financial Year), or fairly representing (in other cases), its financial condition and operations for the applicable period then ended and, in the case of the Annual Financial Statements, shall be accompanied by (x) any letter addressed to the management of the Parent by the Auditors and accompanying those Annual Financial Statements, and (y) a report addressed to the Parent (and which may be relied upon by the BPIAE Agent and the Lenders) by the Auditors, in substantially the form set out in Schedule 13 (Form of Auditors' Report); and

(ii)
shall be prepared using the Accounting Principles unless, in relation to any set of financial statements, the Borrower notifies the BPIAE Agent that there has been a change in the Accounting Principles and the Borrower and/or the Auditors deliver to the BPIAE Agent:

(A)	a description of any change necessary for those financial statements to reflect the Accounting Principles upon which the Original Financial Statements were prepared; and

(B)
sufficient information, in form and substance as may be reasonably required by the BPIAE Agent, to enable the Lenders to determine whether Clause 22 (Financial Covenants) has been complied with, to make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to any financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

21.4	Budget and Business Plan

(a)	The Borrower shall supply to the BPIAE Agent in sufficient copies for all the Lenders:

(i)	as soon as available but in any event within 90 days after the start of each of its Financial Years starting in 2011, an annual Budget for that financial year; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)
as soon as available but in any event by no later than November 30, 2012 and each November 30th thereafter prior to the start of each of its Financial Year, an updated Business Plan for the period from the start of that Financial Year to the Final Maturity Date.

(b)	The Borrower shall ensure that each Budget:

(i)
includes a projected consolidated profit and loss, balance sheet and cashflow statement, each of which (including the Budget) shall be substantially in the form set out in Schedule 4 (Form of Budget) for the NEXT Group and projected financial covenant calculations;

(ii)
is prepared assuming accounting principles and practices and assumptions which are disclosed in reasonable detail in the relevant public filings of the Parent with the U.S. Securities and Exchange Commission and, if the Borrower implements a change in the Accounting Principles that affects the manner in which the Budget is calculated, the Borrower shall deliver to the BPIAE Agent a description of such change and sufficient information to enable the Lenders to make a fair comparison to the Base Case and the financial statements most recently delivered; and

(iii)	has been approved by the board of directors of the Parent.

(c)
If the Borrower updates or changes the Budget, it shall within not more than 10 Business Days of the update or change being made deliver to the BPIAE Agent, in sufficient copies for each of the Lenders, such updated or changed Budget together with a written summary of the main changes in that Budget.

21.5	Year-end
The Parent shall not, without prior written notice to the BPIAE Agent, change its Accounting Reference Date.

21.6	NEXT System Documents

(a)	The Borrower must supply to the BPIAE Agent:

(i)
a report confirming that the Borrower has reviewed the Technical Adviser's Quarterly Report and that, subject to any discrepancies and exceptions specifically detailed in the Borrower's report, the Borrower agrees in all material respects with the Technical Adviser's Quarterly Report and the Technical Adviser's Quarterly Report does not include any information that renders it untrue or misleading in any material respect and the Borrower is not aware of any material fact or circumstance relevant to the interests of the Lenders which was not addressed in the Technical Adviser's Quarterly Report; and

(ii)
semi-annual reports on the status of all Secondary Payload Contracts (including details as to whether such Secondary Payload Contracts are projected, under negotiation, committed or signed) and the projected revenues thereunder (a Secondary Payload Status Report).

This information must be supplied by the Borrower as soon as it is available and in any event in the case of paragraph (a)(i) above, within thirty (30) days after the Borrower's receipt of the Technical Adviser's Quarterly Report and in the case of paragraph (a)(ii) above, within thirty (30) days after the

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

end of each Financial Year and the end of each Financial Quarter ending on 30 June. The form of the Secondary Payload Status Report shall be in substantially the form set out in Schedule 26 (Form of Secondary Payload Status Report).

(b)
If as of 31 December 2013 (based on the Secondary Payload Status Report most recently delivered or otherwise) the total amount of committed Secondary Payload Cashflows payable to the Obligors pursuant to binding Secondary Payload Contracts is less than $[***], the Borrower shall promptly enter into good faith discussions with the BPIAE Agent and the Lenders for a period of up to six months in order to discuss the steps being taken by the Borrower in respect of any consequential funding gap in order to achieve NEXT System Completion on or prior to the NEXT System Completion Long-Stop Date.

(c)	The Borrower must promptly notify the BPIAE Agent of:

(i)	any material claim it may have under any indemnity or provision for liquidated damages under any Material NEXT System Document;

(ii)	any change of work which the Borrower wishes to request or agree to or which is mandatory under any Material NEXT System Document and which is reasonably likely to:

(A)	increase:

I.	with respect to the Satellite Supply Contract, the Contract Amount by more than $10,000,000; or

II.	with respect to the Launch Services Contract, the total amount payable by the Borrower thereunder by more than five per cent.,
(or in each case its equivalent in any other currencies); or

(B)	result in NEXT System Completion not occurring on or prior to the Scheduled Completion Date or delay the completion of any Milestone by 3 months or more; or

(C)	be material to the design or implementation of the NEXT System or have an adverse effect on the interest of the Lenders in any material respect;

(iii)	any reduction in the Contract Amount;

(iv)
any delay excuse, any material change (actual or proposed) in the work programme under any Material NEXT System Document and any other event which is reasonably likely to delay NEXT System Completion beyond the Scheduled Completion Date; and

(v)	the occurrence of In-Orbit Acceptance of each Satellite.

(d)	The Borrower must supply to the BPIAE Agent:

(i)
promptly upon becoming aware of them, details of any material amendment or waiver (and any proposal for such amendment or waiver) of, and any termination events, force majeure events, notices of termination, or change or stop work orders under, any Material NEXT System

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Document or the Government Revenue Contract, and any termination events, force majeure events or notices of termination under, any other NEXT System Document which could reasonably be expected to have a Material Adverse Effect;

(ii)	copies of notices of any material breach of, or any dispute under any Material NEXT System Document:

(A)	in respect of which any contractual dispute resolution provision has been enlivened or invoked; or

(B)	which is otherwise material.

(e)
Notwithstanding the foregoing or any other provision herein to the contrary, the Borrower shall not be required to provide and disclose any information, reports, notices, documents and communications that would violate any applicable law or order or any nondisclosure or confidentiality agreement to which the Borrower or any member of the NEXT Group is a party.

21.7	Notices Concerning Communications Licences
The Borrower must supply to the BPIAE Agent promptly (but in no event later than ten (10) Business Days after any responsible officer of the Borrower obtains knowledge thereof) written notice of:

(a)	the replacement, extension, or renewal of any Material Communications Licence, and the issue of any Material Communications Licence not listed in Schedule 18 (Communications Licences);

(b)	any material citation, notice of violation or order to show cause issued by the FCC or any Governmental Authority with respect to any Material Communications Licence;

(c)
if applicable, a copy of any notice or application by the Borrower requesting authority to or notifying the FCC of its intent to cease telecommunications operations for any period in excess of ten (10) days; or

(d)	notice of any other action, proceeding or other dispute, which, if adversely determined, could reasonably be expected to result in the loss or revocation of any Material Communications Licence; and

(e)
any lapse, loss, modification, suspension, termination or relinquishment of any Material Communications Licence, or any failure of the FCC or other Governmental Authority to renew or extend any such Material Communications Licence to the extent such failure could reasonably be expected to have a Material Adverse Effect.

21.8	Information: miscellaneous
The Borrower shall supply to the BPIAE Agent (in sufficient copies for all the Lenders, if the BPIAE Agent so requests):

(a)	copies of all documents filed by the Parent with the U.S. Securities and Exchange Commission;

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the NEXT Group, and which, if adversely determined, are reasonably likely to have a Material Adverse Effect;

(c)	promptly upon becoming aware of the relevant claim, the details of:

(i)
any claim which is current, threatened or pending against any person in respect of the NEXT System Documents (and, in the case of a NEXT System Document other than a Material NEXT System Document, which are reasonably likely to have a Material Adverse Effect if adversely determined);

(ii)	any notice of any violation of any applicable law received by any member of the NEXT Group thereof from any Governmental Authority including, without limitation:

(A)	any notice of violation of any Environmental Law and the details of any Environmental Claim which are current, threatened or pending against any member of the NEXT Group; and

(B)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the NEXT Group, in each case where such violation or claim, if determined against that member of the NEXT Group, could reasonably be expected to have a Material Adverse Effect; and

(iii)
any expropriation, disposal or insurance claim which may require a prepayment under Clause 8.2 (Insurance, Capital Raising, Expropriation Proceeds, Aireon Proceeds, Designated Aireon Receivable and Cash Sweep) or 8.3 (Launch Insurance Proceeds);

(d)
promptly upon becoming aware of it, details of any risk that makes it reasonably likely that the Borrower will require the use of a back-up launch provider pursuant to Schedule 22 (Back-Up Launch Strategy);

(e)
promptly, such information as the Security Agent or the U.S. Collateral Agent may reasonably require about the Charged Property and compliance of the Obligors with the terms of any Transaction Security Documents;

(f)
promptly on request, such further information regarding the financial condition, assets and operations of the NEXT Group and/or any member of the NEXT Group (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by any Obligor under this Agreement as any Finance Party through the BPIAE Agent may reasonably request); and

(g)	promptly upon becoming aware of it, details of:

(i)	any Reportable Event;

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the termination of or withdrawal from, or any circumstances reasonably likely to result in the termination of or withdrawal from any Plan; and

(iii)	a claim or other communication alleging material non-compliance with any law or regulation relating to any Plan which is reasonably likely to have a Material Adverse Effect.

21.9	Parent Notes

(a)
The Parent shall promptly provide to the BPIAE Agent (in sufficient copies for all the Lenders, if the BPIAE Agent so requests) any information provided by it to the holders of the Parent Notes under the Permitted HY Documents.

(b)
The Parent shall, promptly following the occurrence of the Sixth Amendment Effective Date, provide to the BPIAE Agent a copy of (i) the Parent Notes Indenture, (ii) the Parent Notes and (iii) any other Permitted HY Document promptly following their execution.

21.10	Notification of default

(a)
Each Obligor shall notify the BPIAE Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the BPIAE Agent, the Borrower shall supply to the BPIAE Agent a certificate signed by an authorised officer on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

21.11	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor or the composition of the shareholders of an Obligor (other than the Parent) after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the BPIAE Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each relevant Obligor shall promptly upon the request of the BPIAE Agent (for itself or on behalf of any Lender (including any prospective new Lender)) supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the BPIAE Agent (for itself or on behalf of any Lender (including any prospective new Lender) in order for the BPIAE Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary

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"know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents (to the extent that such documentation and other evidence is within its possession or control or can be obtained using reasonable endeavours).

(b)
Each Lender shall promptly upon the request of the BPIAE Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the BPIAE Agent (for itself) in order for the BPIAE Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

21.12	Pro forma projection of Available Cash
The Borrower shall supply to the BPIAE Agent, on each Quarter Date, a pro forma projection of Available Cash standing to the credit of the Revenue Accounts for the three (3) months period as from such Quarter Date.

22.	FINANCIAL COVENANTS

22.1	Financial condition
The Borrower shall ensure that:

(a)	From the date of this Agreement until the Final Maturity Date:

(i)	Cash Balance: the aggregate of the Available Cash standing to the credit of the Revenue Accounts is at least equal to $25,000,000.

(ii)	Debt to Equity Ratio: the Debt to Equity Ratio in respect of any Calculation Period shall not exceed 0.7:1.

(iii)	Capital Expenditure: the aggregate Capital Expenditure of the NEXT Group (other than:

(A)	Amounts funded by Excluded Insurance Proceeds in accordance with Clause 8.6 (Excluded proceeds); and

(B)
Amounts payable (including by way of exercise of options) pursuant to the Satellite Supply Contract (as amended from time to time to the extent permitted pursuant to the terms of this Agreement) (such Capital Expenditure, Non-TAS Capital Expenditure), in respect of any Financial Year specified in column 1 below shall not exceed the amount set out in column 2 below opposite that Financial Year (plus:

I.	any Available Cure Amount; and

II.
any Excluded Capital Raising Proceeds (other than in respect of the Non Eligible Capital Raising) received after the end of that Financial Year and prior to the due date for delivery of the Compliance Certificate in respect of

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the relevant Calculation Date pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) (the Relevant Date) and not allocated for any other purpose, in each case, which the Borrower elects (in the relevant Compliance Certificate) to allocate to Capital Expenditure for that Financial Year (provided that the aggregate amount of any Available Cure Amount and Excluded Capital Raising Proceeds allocated in all such elections prior to NEXT System Completion may not exceed $200,000,000)).

Column 1 Financial Year Ending	Column 2 Non-TAS Capital Expenditure ($M)
12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024	[***] [***] [***] [***] [***] [***] [***] [***]
For each Financial Year, the amount set forth in column 2 shall be increased by any Maximum Headroom Amount for such Financial Year (without double counting with respect to any Available Cure Amount corresponding to an underspend of Capital Expenditure compared to the Base Case applied for a Calculation Date in such Financial Year).
For purposes of this Section 22.1(a)(iii):
Base Carry Forward Amount means the aggregate of all Unused Amounts for all prior years (or for all prior years since the Base Carry Forward Amount was last reduced to zero, if applicable), reduced (but not below zero) by any Used Base Carry Forward Amounts for all prior years (or for all prior years since the Base Carry Forward Amount was last reduced to zero, if applicable).
Base Case Amount means the amount set forth in column 2 above for the applicable Financial Year (prior to the addition of any Maximum Headroom Amount).
Headroom Amount means fifteen per cent. (15%) of the Base Case Amount for the applicable Financial Year.

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Headroom Carry Forward Amount means the Headroom Amount for the immediately preceding Financial Year, reduced (but not below zero) by the Used Headroom Amount for the immediately preceding Financial Year.
Maximum Headroom Amount means, with respect to any Financial Year, the Total Carry Forward Amount plus the Headroom Amount for the applicable Financial Year.
Total Carry Forward Amount means, with respect to any Financial Year, the Base Carry Forward Amount plus the Headroom Carry Forward Amount.
Unused Amount means, with respect to any Financial Year, any excess of the Base Case Amount over Non-TAS Capital Expenditure.
Used Base Carry Forward Amount means, with respect to any Financial Year, any excess of Non-TAS Capital Expenditure over the Base Case Amount.
Used Headroom Amount means, with respect to any Financial Year, any excess of (a) Non-TAS Capital Expenditure over (b) the sum of the Base Case Amount plus the Total Carry Forward Amount.
This Clause 22.1(a)(iii) (Capital Expenditure) shall not apply in respect of any Financial Year following NEXT System Completion where (x) Leverage is less than 2.5:1 and (y) the DSCR is greater than 2:1.

(b)	[Reserved]

(c)	From the First Repayment Date to the Final Maturity Date:

(i)
Debt Service Cover Ratio: the Debt Service Cover Ratio in respect of any Calculation Period specified in column 1 below shall not be less than the ratio set out in column 2 below opposite that Calculation Period.

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Column 1 Calculation Period expiring	Column 2 Debt Service Cover Ratio
6/30/2018 12/31/2018 6/30/2019 12/31/2019 6/30/2020 12/31/2020 6/30/2021 12/31/2021	1:1.50 1:1.50 1:1.50 1:1.50 1:1.50 1:1.50 1:1.25 1:1.25
6/30/2022 and onwards	1:1.50

(ii)	Leverage: Leverage in respect of any Calculation Period specified in column 1 below shall not exceed the ratio set out in column 2 below opposite that Calculation Period.

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Column 1 Calculation Period expiring	Column 2 Leverage
6/30/2018 12/31/2018 6/30/2019 12/31/2019 6/30/2020 12/31/2020 6/30/2021 12/31/2021 6/30/2022 12/31/2022 6/30/2023 12/31/2023 6/30/2024 12/31/2024	8.77 x 8.24 x 7.64 x 6.76 x 5.65 x 4.85 x 4.25 x 3.40 x 3.00 x 2.25 x 2.0 x 2.0 x 2.0 x 2.0 x

(d)	It has received Secondary Payload Cashflows from Aireon in an amount not lower than $200,000,000 by no later than 31 December 2023.

22.2	Financial testing
The financial covenants set out in Clause 22.1 (Financial condition) shall be calculated in accordance with the Accounting Principles (to the extent applicable) and tested by reference to each of the financial statements delivered pursuant to paragraphs (a) and (b) of Clause 21.1 (Financial statements) and/or each Compliance Certificate delivered pursuant to Clause 21.2 (Provision and contents of Compliance Certificate) (provided, however, the financial covenant set out in Clause 22.1(a)(iii) (Capital Expenditure) shall only be tested on a calendar year basis).

23.	GENERAL UNDERTAKINGS
The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.
Authorisations and compliance with laws

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23.1	Authorisations
Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall:

(a)	maintain its existence (whether as a corporate entity, limited liability company or otherwise); and

(b)	promptly:

(i)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)	upon request, supply certified copies to the BPIAE Agent of, any Authorisation required under any law or regulation of a Relevant Jurisdiction to:

(A)	enable it to perform its obligations under the Finance Documents and the NEXT System Documents;

(B)	ensure the legality, validity, enforceability or admissibility in evidence of any Finance Document or NEXT System Document; and

(C)	carry on its business,
except in each case (other than in respect of a Finance Document) where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

23.2	Compliance with laws
Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

23.3	Environmental compliance

(a)	Each Obligor shall and, to the extent that the Excluded Company is a Subsidiary, the Parent shall procure that the Excluded Company shall:

(i)	comply with all Environmental Law;

(ii)	obtain, maintain and ensure compliance with all requisite Environmental Permits;

(iii)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law, in each case, where failure to do so has or is reasonably likely to have a Material Adverse Effect.

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(b)
Each Obligor shall ensure that it is, and has been, in compliance in all material respects with the OECD Common Approaches to the extent required by BPIAE and the Lenders' Environmental and Social Policies and Guidelines, in each case to the extent applicable to the NEXT Group.

23.4	Taxation

(a)
Each Obligor shall pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that such payment is in the subject of a Good Faith Contest.

(b)	No Obligor may change its residence for Tax purposes if to do so would materially and adversely affect the interests of the Lenders.

23.5	BPIAE Insurance Policy

(a)
The Borrower shall promptly comply in all respects with all requests by any Finance Party derived from requirements of BPIAE imposed upon that Finance Party or the Borrower under or by reason of the BPIAE Insurance Policy or required to ensure that the BPIAE Insurance Policy remains in full force and effect.

(b)	The Borrower agrees that in the event that the BPIAE Agent notifies the Borrower that it has or intends to file a claim for payment under the BPIAE Insurance Policy, it shall:

(i)	use its best efforts to assist in the filing of any claim for compensation, indemnity or reimbursement; and

(ii)
use its best efforts to co-operate in good faith with the BPIAE Agent and/or BPIAE with respect to the verification of claim, eligibility or amount by any such person (including but not limited to providing evidence, documentation, information, certificates and other forms of proof reasonably requested in connection therewith).

Restrictions on business focus

23.6	Merger

(a)
No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will) enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction other than a Permitted Transaction.

(b)	Without prejudice to the generality of paragraph (a) above, the Parent and HoldCo must not enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction.

23.7	Change of business

(a)	The Parent shall not trade, carry on any business or activity, own any assets or incur any liabilities except for Permitted Parent Business.

(b)	HoldCo shall not trade, carry on any business or activity, own any assets or incur any liabilities except for Permitted HoldCo Business.

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(c)	No member of the Senior Credit Group shall, and the Borrower shall procure that no member of the Senior Credit Group will, engage in any business other than Permitted Senior Credit Group Business.

23.8	Acquisitions

(a)
The Parent shall not acquire any asset or company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them) or incorporate a company (other than a company which is a wholly-owned subsidiary of the Parent but which is not a shareholder of any member of the NEXT Group for the purposes of incurring Permitted PIK Debt).

(b)
HoldCo shall not acquire any asset or company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them) or incorporate a company (in each case other than as is reasonably incidental to paragraph (b) of “Permitted HoldCo Business”).

(c)	Except as permitted under paragraph (d) below, no Senior Obligor shall (and the Parent shall ensure that no other member of the Senior Credit Group will):

(i)
acquire, or enter into any agreement to procure or acquire (including by way of exercising any option), any new satellite or satellites (other than any Satellites acquired under the Satellite Supply Contract or with Launch Insurance Proceeds) where the aggregate consideration (including any actual or contingent liability) payable by it in respect of such acquisitions and agreements exceeds $[***];

(ii)	acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or

(iii)	incorporate a company.

(d)
Paragraph (c) above does not apply to an acquisition of a company, of shares, securities or a business or undertaking (or, in each case, any interest in any of them) by any member of the Senior Credit Group or the incorporation of a company by any member of the Senior Credit Group which is:

(i)	a Permitted Acquisition/Investment; or

(ii)	a Permitted Transaction.

23.9	Joint Ventures and Excluded Company
No Obligor shall (and the Parent shall ensure that no member of the NEXT Group will):

(a)
enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in (i) any Joint Venture (other than a Permitted Joint Venture) or (ii) the Excluded Company (other than any investment or acquisition of shares, stocks, securities or other interest made by way of an Aireon Equity Injection); or

(b)
transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or the Excluded Company, or maintain the solvency of or provide working capital to any Joint Venture or the Excluded Company (or agree to do any of the

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foregoing), except in the ordinary course of business in respect of a Permitted Joint Venture (other than the Excluded Company) in an amount not exceeding $1,000,000 or its equivalent.

23.10	Works

(a)	The Borrower must use its reasonable efforts to ensure that:

(i)	the NEXT System is completed in accordance with the NEXT System Documents; and

(ii)	NEXT System Completion occurs by, or as soon as practicable after, the Scheduled Completion Date.

(b)
The Borrower must not, without the prior consent of the BPIAE Agent (acting on the advice of the Technical Adviser) (such consent not to be unreasonably withheld or delayed), agree to the In-Orbit Acceptance of the [***] or [***] Satellite under the Satellite Supply Contract.

23.11	Operation and maintenance

(a)	The Borrower shall:

(i)
diligently operate and maintain, or ensure the diligent operation and maintenance of, Block One and the NEXT System in a safe, efficient and business-like manner and materially in accordance with the Finance Documents and the NEXT System Documents;

(ii)	ensure that each such Secondary Payload Contract substantially reflects the Secondary Payload Heads of Terms (where applicable);

(iii)
select a launch provider under the relevant Launch Services Contracts and maintain the availability of back-up or alternative launch providers, in each case, in accordance with Schedule 22 (Back-Up Launch Strategy);

(iv)
purchase the initial loss reflight option pursuant to clause 16.1 of the SpaceX Launch Contract no later than 6 months before the first scheduled launch (or otherwise in accordance with the terms of the SpaceX Launch Contract to the extent amended as permitted under the Finance Documents, but in any case no later than 3 months before the first scheduled launch); and

(v)	ensure that all Block One satellites and all Satellites are owned by the Borrower or a Subsidiary that is an Obligor.
Restrictions on dealing with assets and Security

23.12	Preservation of assets
Each Obligor shall maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary in the conduct of its business.

23.13	Pari passu ranking

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Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

23.14	Material NEXT System Documents

(a)	Each Obligor shall not:

(i)	without the prior written consent of the BPIAE Agent, cause, permit, concur in, exercise or agree to or give (as the case may be):

(A)
any amendment or waiver of, or any consent or option under or in respect of, any provision of the Satellite Supply Contract or any Launch Services Contract, in each case, to the extent that such amendment, waiver, consent or option is reasonably likely to:

I.	increase:

a.	with respect to the Satellite Supply Contract, the original Contract Amount by more than $40,000,000; or

b.	with respect to the Launch Services Contract, the total amount payable by the Borrower thereunder by more than five per cent.,
(or in each case its equivalent in any other currencies); or

II.	result in NEXT System Completion not occurring on or prior to the Scheduled Completion Date or delay the completion of any Milestone by 3 months or more; or

III.	be material to the design or implementation of the NEXT System or have an adverse effect on the interest of the Lenders in any material respect;

(B)
any material amendment or waiver of, or any material consent under or in respect of, any Material NEXT System Document (other than the Satellite Supply Contract or any Launch Services Contract) or any Aireon System Documents, if such amendment, waiver or consent could reasonably be expected to have a Material Adverse Effect; or

(C)
the termination or abandonment of a Material NEXT System Document or the Aireon Investment Agreement (except any termination in accordance with its terms as permitted under the Finance Documents or by reason of full performance of the agreement or expiry of its term); and

(ii)	assign or transfer any of its rights or obligations under any Material NEXT System Document or the Aireon Investment Agreement.

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(b)	The Borrower must not without the prior written consent of the BPIAE Agent (for and on behalf of the Lenders) amend any TAS Payment Instrument once accepted and countersigned by it.

(c)
The Borrower must exercise its rights and comply with its obligations under each Material NEXT System Document to which it is a party in a proper and timely manner consistent with the Borrower's obligations under the Finance Documents, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d)	If the Technical Adviser's Quarterly Report discloses, in respect of any Milestone:

(i)	a delay of 6 months or more; or

(ii)	a delay of 3 months or more which is reasonably likely to cause any of the first three launches to be delayed by 6 months or more, the Borrower shall promptly enter into discussions with the BPIAE Agent and the Lenders for a period of 60 days after receipt by the Borrower of a copy of such Technical Adviser's Quarterly Report in order to reach an agreement as to a remedial plan in respect of such delay. If a remedial course of action is agreed, the Borrower shall, as soon as reasonably practicable thereafter (but in any case within 10 Business Days), provide to the BPIAE Agent a copy of its remedial plan (which shall substantially reflect the discussions between the Borrower and the BPIAE Agent and the Lenders and shall have been agreed to by the Supplier and/or Launch Services Provider, as the case may be) to resolve the delay. The Borrower shall diligently carry out and comply with any course of action detailed in its remedial plan.

23.15	Negative pledge
In this Clause, Quasi-Security means an arrangement or transaction described in paragraph (b) below.
Except as permitted under paragraph (c) below:

(a)	No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will) create or permit to subsist any Security over any of its assets.

(b)	No Obligor shall (and the Parent shall ensure that no other member of the NEXT Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the NEXT Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

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(c)
Paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi-Security, which is created by any member of the Senior Credit Group over any of its assets, or which any member of the Senior Credit Group permits to subsist over any of its assets, and which constitutes:

(i)	Permitted Security; or

(ii)	a Permitted Transaction.

23.16	Disposals

(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Parent shall ensure that no member of the NEXT Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is:

(i)	a Permitted Disposal undertaken by a member of the Senior Credit Group; or

(ii)	a Permitted Transaction undertaken by a member of the Senior Credit Group.

23.17	Arm's length basis

(a)
Except as permitted by paragraph (b) below, no Obligor shall (and the Parent shall ensure no member of the NEXT Group will) enter into any transaction with any person except on arm's length terms and for full market value.

(b)	The following transactions shall not be a breach of this Clause 23.17:

(i)
transactions between members of the Senior Credit Group (and where, in the case of a transaction involving a Senior Obligor and a member of the Senior Credit Group which is not a Senior Obligor, the terms of such transaction are no less favourable to such Senior Obligor than arm's length terms);

(ii)
fees, costs and expenses payable under the Finance Documents and NEXT System Documents in the amounts set out in the Finance Documents and NEXT System Documents delivered to the BPIAE Agent under Clause 4.1 (Initial conditions precedent) or agreed by the BPIAE Agent; and

(iii)	in relation to any member of the Senior Credit Group, any Permitted Transaction.
Restrictions on movement of cash – cash out

23.18	Funding from own resources
Unless otherwise approved by the Majority Lenders, except in relation to Down Payments as specified in Clause 4.2(h) (Further conditions precedent), no member of the NEXT Group may use its own

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resources to fund invoices under the Satellite Supply Contract for which financing is available under the Facility:

(a)	prior to 31 January 2016; and

(b)	from 31 January 2016 until NEXT System Completion, unless:

(i)
the first [***] Satellites have been successfully constructed and launched by 31 January 2016 and the Technical Adviser certifies to the Lenders that there are no delays to achieving NEXT System Completion on or around the Scheduled Completion Date other than delays permitted or approved pursuant to the terms of this Agreement; and

(ii)	the Borrower certifies to the Lenders (in form and substance reasonably satisfactory to the BPIAE Agent) that:

(A)
it has sufficient resources available to it to achieve NEXT System Completion by the NEXT System Completion Longstop Date (on the basis of an updated Business Plan taking into account the current [***] as validated by the Technical Adviser); and

(B)
it is not aware (after due enquiry with the Technical Adviser, TAS and the Launch Services Provider) of any present or anticipated future delays in the implementation of the NEXT System (other than as permitted under the Satellite Supply Contract and the Launch Services Contract).

23.19	Loans or credit

(a)	The Parent and HoldCo shall not be a creditor in respect of any Financial Indebtedness.

(b)
Except as permitted under paragraph (c) below, no Senior Obligor shall (and the Parent shall ensure that no member of the Senior Credit Group will) be a creditor in respect of any Financial Indebtedness.

(c)	Paragraph (b) above does not apply to:

(i)	a Permitted Loan; or

(ii)	a Permitted Transaction.

23.20	No Guarantees or indemnities

(a)	The Parent and HoldCo shall not incur or allow to remain outstanding any guarantee in respect of any obligation of any person, except for any guarantee in respect of this Agreement.

(b)
Except as permitted under paragraph (c) below, no Senior Obligor shall (and the Parent shall ensure that no member of the Senior Credit Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person.

(c)	Paragraph (b) above does not apply to a guarantee which is:

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	a Permitted Guarantee; or

(ii)	a Permitted Transaction.

23.21	Dividends and share redemption

(a)	The Parent shall not:

(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital) or make payments of interest or principal in respect of any Permitted PIK Debt;

(ii)	repay or distribute any dividend or share premium reserve;

(iii)	pay or allow any member of the NEXT Group to pay any management, advisory or other fee to or to the order of any of the shareholders of the Parent; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so (except any repurchase of restricted stock in accordance with the Parent's stock option plan), other than a Permitted Parent Distribution or as permitted by the definition of “Permitted Parent Business”.

(b)
Notwithstanding paragraph (a) above, the Parent shall not in any event authorise, declare, make or pay any Permitted Parent Distribution under paragraph (b)(A)(2) of the definition of "Permitted Parent Distribution" with respect to, or otherwise attributable to, the Series A Shares or the Series B Shares:

(i)	from the Sixth Amendment Effective Date until the end of the fifth consecutive quarter after 1 April 2018 (such period being the Suspension Period); or

(ii)	where an Event of Default has occurred and is continuing.
Notwithstanding the foregoing, in connection with any permitted conversion of the Series A Shares or Series B Shares into or for common stock of the Parent, the Parent may pay any accrued dividends on such Series A Shares and Series B Shares; provided that, immediately following such conversion, the Parent shall suspend the dividend on any remaining outstanding Series A Shares or Series B Shares for five consecutive quarters as set forth above.

(c)	[reserved]

(d)	HoldCo shall not:

(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);

(ii)	repay or distribute any dividend or share premium reserve; or

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(iii)	pay or allow any member of the Senior Credit Group to pay any management, advisory or other fee to HoldCo or the Parent or to the order of HoldCo or the Parent; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so, other than a Permitted HoldCo Distribution or as permitted by the definition of “Permitted HoldCo Business”.

(e)	The Borrower shall not (and shall procure that no member of the Senior Credit Group shall):

(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);

(ii)	repay or distribute any dividend or share premium reserve; or

(iii)	pay or allow any member of the Senior Credit Group to pay any management, advisory or other fee to the Parent or HoldCo or to the order of the Parent or HoldCo; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so, other than a Permitted Senior Credit Group Distribution or as permitted by the definition of “Permitted Senior Credit Group Business”.
Restrictions on movement of cash – cash in

23.22	Financial Indebtedness

(a)
The Parent shall not incur or allow to remain outstanding any Financial Indebtedness in respect of itself (or, as applicable, any wholly-owned subsidiary of the Parent established for this purpose which is not a shareholder of any member of the NEXT Group) other than Permitted Parent Financial Indebtedness.

(b)
HoldCo shall not incur or allow to remain outstanding any Financial Indebtedness in respect of itself (or, as applicable, any wholly-owned subsidiary of HoldCo established for this purpose which is not a shareholder of any member of the NEXT Group) other than any Financial Indebtedness permitted under the Finance Documents.

(c)
Except as permitted under paragraph (d) below, no Senior Obligor shall (and the Parent shall ensure that no member of the Senior Credit Group will) incur or allow to remain outstanding any Financial Indebtedness.

(d)	Paragraph (c) above does not apply to Financial Indebtedness which is:

(i)	Permitted Senior Credit Group Financial Indebtedness; or

(ii)	a Permitted Transaction.

23.23	Share capital

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(a)	The Parent shall not issue any shares except pursuant to a Permitted Parent Share Issue.

(b)	HoldCo shall not issue any shares except pursuant to a Permitted HoldCo Share Issue.

(c)
No member of the Senior Credit Group shall (and the Borrower shall ensure no member of the Senior Credit Group will) issue any shares except pursuant to a Permitted Senior Credit Group Share Issue or a Permitted Transaction.

Miscellaneous

23.24	Insurance
Each Obligor shall comply with Schedule 21 (Insurance).

23.25	Inspection

(a)	In this Subclause:

(i)	Attendee means the BPIAE Agent and the Technical Adviser; and

(ii)
Acceptance Tests means the acceptance test conducted pursuant to the Satellite Supply Contract in respect of (1) the Initial System Acceptance (as defined in the Satellite Supply Contract) and (2) the Final System Acceptance (as defined in the Satellite Supply Contract).

(b)
Each Attendee may on reasonable advance notice to the Borrower and subject to reasonable security and safety requirements and within ordinary business hours, visit and inspect any portion of the NEXT System (including to verify construction progress, attend any progress meetings in respect of the completion of Milestones, and/or, in the case of the Technical Adviser, for the purpose of witnessing any Acceptance Tests, and to discuss the progress of the NEXT System and the affairs of the Borrower and prepare the Technical Adviser's Quarterly Report; provided that, in each case, (i) no such visit shall interfere with or interrupt, the operations of the Borrower, the Supplier or any Launch Services Provider, as the case may be, (ii) except in the case of the Technical Adviser, no more than four visits per year shall be permitted, other than where a Default has occurred and is continuing and (iii) except in the case of any visit by the Technical Adviser or where a Default has occurred and is continuing, the Borrower shall not be required to pay or reimburse any fees, costs and expenses in respect of any such visits.

(c)	The Borrower shall:

(i)	give reasonable prior notice to each Attendee of any progress meeting in respect of completion of Milestones it is entitled to attend; and

(ii)
give the Technical Adviser 14 days' prior notice (or such shorter notice as may be required pursuant to the terms of the Satellite Supply Contract or any Launch Services Contract (as applicable)) of any Acceptance Test.

(d)	Except as provided in paragraph (e) below, each Attendee may only observe and may not participate in any meeting it is entitled to attend.

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(e)
An Attendee may participate in and make representations at any progress meeting (in the case of the BPIAE Agent, in respect of completion of Milestones only) if it has placed any issues which it desires to have specifically addressed at the meeting on the agenda in advance of that meeting, provided that any such participation by an Attendee shall neither interfere with or interrupt the primary objective of such meeting nor the operations of the Borrower, the Supplier or any Launch Services Provider.

(f)
Notwithstanding the foregoing or any provision to the contrary herein, no Attendee shall be permitted to engage or participate in any of the other matters contemplated by this Clause 23.25 (Inspection) unless such actions are in compliance with the provisions of the Satellite Supply Contract and any Launch Services Contract (including any prior notification requirements set forth therein and Article 7 of the Satellite Supply Contract and Section 10.2 and Article 12 of the SpaceX Launch Contract) and not otherwise prohibited by applicable law and such Attendee agrees in advance to any reasonable confidentiality obligations required by any of the Borrower, the Supplier or the Launch Services Provider. For the avoidance of doubt, the Borrower shall be permitted to proceed with any progress meeting or Acceptance Test with or without the attendance of (or participation by) any relevant Attendee so long as the Borrower has provided prior notice to such Attendee of such progress meeting or Acceptance Test in accordance with paragraph (c) above.

23.26	Intellectual Property
Each Obligor shall:

(a)	preserve and maintain the subsistence and validity of the Intellectual Property necessary for the business of the relevant NEXT Group member;

(b)	use reasonable endeavours to prevent any infringement in any material respect of the Intellectual Property;

(c)	make registrations and pay all registration fees and taxes necessary to maintain the Intellectual Property in full force and effect and record its interest in that Intellectual Property;

(d)
not use or permit the Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of any member of the NEXT Group to use such property; and

(e)	not discontinue the use of the Intellectual Property,
except to the extent where failure to do so could not reasonably be expected to have a Material Adverse Effect.

23.27	Revenue Accounts
Each Obligor shall ensure that, at all times:

(a)	[***] accounts receivable (and all proceeds thereof):

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(i)	for services rendered (including goods sold) in the U.S. or with U.S. customers (including, without limitation, the U.S. Department of Defense); and

(ii)	to the fullest extent permitted by law or regulation, for services rendered outside US with non-US customers, by or on behalf of any member of the NEXT Group shall be paid directly or indirectly by way of intercompany transfers on receipt of the same into the BOA Revenue Account or such other accounts subject to Transaction Security;

(b)
at least [***] % of all cash and Cash Equivalent Investments of the NEXT Group are held in the BOA Revenue Account and/or such other deposit or securities accounts with an Acceptable Bank in the U.S. as are subject to the Transaction Security; and

(c)
all cash and Cash Equivalent Investments of the NEXT Group other than an amount up to the greater of (i) [***]% of all cash and Cash Equivalent Investments of the NEXT Group, and (ii) cash and Cash Equivalent Investments with an aggregate value of $[***], are subject to the Transaction Security,

(in each case, as certified in the relevant Compliance Certificate delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate), in respect of monthly average account balances on the basis of bank statements).

23.28	Debt Service Reserve Account

(a)	In this Clause, Required DSRA Balance means, subject to paragraph (e) below, $189,000,000.

(b)	The Borrower must ensure that the amount standing to the credit of the Debt Service Reserve Account is not less than the Required DSRA Balance at any time.

(c)
The BPIAE Agent may (and the Borrower irrevocably authorises the BPIAE Agent to) withdraw amounts from the Debt Service Reserve Account to pay any Repayment Instalment or other amount then due and payable in favour of the Finance Parties under the Finance Documents at that time but unpaid.

(d)	For the avoidance of doubt, the Account Bank shall have no responsibility to confirm or verify that the balance currently held in the Debt Service Reserve Account complies with the terms herein.

(e)
In the event that the Borrower's pro forma projection of Available Cash standing to the credit of the Revenue Accounts falls below $75,000,000 at any time during the three (3) months from the date of such pro forma projection, the BPIAE Agent shall, following written request by the Borrower, authorize and direct the Account Bank to release to the Borrower, subject to a maximum aggregate limit of $87,000,000, amounts in the Debt Service Reserve Account up to an amount equal to the Company DSRA Amounts.

(f)
Notwithstanding Clause 23.28(a), to the extent the Borrower receives a refund from the Debt Service Reserve Account pursuant to Clause 23.28(e) above, the Required DSRA Balance shall be reduced by the amount of such refund.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	To the extent the pro forma projection of Available Cash exceeds $75,000,000 the Borrower shall credit the Debt Service Reserve Account with such excess in order to restore the Required DSRA Balance.

23.29	Treasury Transactions
No Obligor shall (and the Parent will procure that no members of the NEXT Group will) enter into any Treasury Transaction, other than any Permitted Treasury Transaction.

23.30	Additional Guarantors and resignation of Guarantors

(a)
The Borrower shall ensure that on or prior to 31 December 2010, Baralonco N.V. is converted from a Netherlands Antilles naamloze vennootschap into a limited liability company organised under the laws of a state within the United States of America, and accedes as an Additional Guarantor and grants Transaction Security over all shares in HoldCo owned by it (and any Intellectual Property rights, material contracts, insurances, bank accounts and other Key Assets owned by it (other than Satellites) as the Borrower specifies (to the reasonable satisfaction of the BPIAE Agent)) and carries out any action to protect, perfect or give priority to that Transaction Security as soon as reasonably practicable (and in any event within 30 Business Days thereafter).

(b)	The Borrower shall ensure that at all times after the Initial CP Satisfaction Date:

(i)
the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA), aggregate gross assets, aggregate net assets and aggregate turnover of the Obligors (calculated on an unconsolidated basis and excluding all intra-NEXT Group items and investments in Subsidiaries of any member of the NEXT Group) exceeds [***]% of Consolidated EBITDA, consolidated gross assets, net assets and turnover (as the case may be) of the NEXT Group (and, upon the request of the BPIAE Agent (but no more than once per a Financial Quarter), the Borrower shall supply to the BPIAE Agent, a certificate of an authorized officer of the Borrower confirming the foregoing and stating which of its Subsidiaries are Material Companies, on the terms set forth in the Compliance Certificate); and

(ii)
except as provided in paragraph (a) above with respect to Baralonco N.V., any Subsidiary which becomes a Material Company and which is not an Original Guarantor accedes as an Additional Guarantor and grants Transaction Security over any Intellectual Property rights, material contracts, insurances, bank accounts and other Key Assets owned by it (other than Satellites) as the Borrower specifies (to the satisfaction of the BPIAE Agent) and the immediate holding company of such Subsidiary grants Transaction Security over the shares or other ownership interests in such Subsidiary, and both the Subsidiary and its immediate holding company carry out any action to protect, perfect or give priority to that Transaction Security as soon as reasonably practicable (and in any event within 30 Business Days of becoming a Material Company), provided that, notwithstanding anything herein to the contrary, no Material Company shall be required to:

(A)	become a Guarantor; or

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(B)	provide any Security over any of its assets,
in each case, to the extent that to do so would:

I.	result in any breach of corporate benefit, financial assistance, fraudulent preference or thin capitalisation laws or regulations (or analogous restrictions) of any applicable jurisdiction;

II.	be unlawful or result in a significant risk to the officers of the relevant Guarantor or grantor of Security of contravention of their fiduciary duties and/or of civil or criminal liability; or

III.
result in costs that, in the reasonable opinion of the BPIAE Agent, are disproportionate to the benefit obtained by the beneficiaries of that guarantee or Security (and for this purpose "cost" includes, but is not limited to, income tax cost, registration taxes payable on the creation or enforcement or for the continuance of any guarantee or Security, stamp duties, out-of-pocket expenses, and other fees and expenses directly incurred by the relevant Guarantor or grantor of Security or any of its direct or indirect owners, subsidiaries or Affiliates), and provided further that:

I.
with respect to any U.S. Material Company or U.S. Obligor, no direct or indirect CFC Subsidiary of such U.S. Material Company or U.S. Obligor shall guarantee the obligations of, or pledge any of its assets as security for the obligations of the Borrower or any U.S. Obligor, and no more than 65% of the total combined voting power of all classes of all voting stock or voting shares, or any other voting equity interest in any direct or indirect CFC Subsidiary, shall guarantee or be pledged as security for the obligations of the Borrower or any U.S. Obligor. For these purposes, CFC Subsidiary means each Subsidiary of the Borrower or a U.S. Obligor that is incorporated or organized under the laws of any jurisdiction other than the United States or any state or territory thereof and is a "controlled foreign corporation" (within the meaning of Section 957 of the Code); and

II.
no Obligor shall guarantee or pledge any of its assets as security for the obligations of the Borrower if (i) such Obligor is a "related person" (as defined in Section 267(b) or Section 707(b)(1) of the Code) to the Borrower, (ii) such Obligor is not a United States person and (iii) the Borrower does not own a "controlling interest" (as defined in Section 163(j) of the Code) in such Obligor, if such guarantee or pledge would cause the Borrower to be disallowed, for United States federal income tax purposes, a current deduction (or any portion thereof) for interest expense paid.

(c)
The Borrower must use, and must procure that the relevant Material Company uses, all reasonable endeavours lawfully available to avoid any unlawfulness or personal liability and mitigate the constraints referred to in paragraph (a) above. This includes agreeing to a limit on the amount guaranteed or secured. The BPIAE Agent may (but shall not be obliged to) agree to such a limit if, in its opinion, to do so would avoid the relevant unlawfulness or personal liability.

(d)
Any such Material Company referred to in paragraph (a) above, shall become an Additional Guarantor upon confirmation by the BPIAE Agent of receipt of a duly completed and executed Accession Deed and the other documents and evidence specified on Part 2 of Schedule 2 (Conditions Precedent).

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(e)
Upon the request of the BPIAE Agent, the Borrower shall supply any documentation and other evidence in relation to such Additional Guarantor as is reasonably requested by the BPIAE Agent (for itself or on behalf of any Lender) in order for the BPIAE Agent or any Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations.

(f)
The Borrower may request that any Guarantor (other than an Original Guarantor) cease to be a Guarantor by delivering to the BPIAE Agent a Resignation Letter (1) if such Guarantor ceases to be a Material Company, or (2) if all the Lenders have consented to the resignation of that Guarantor.

(g)
Upon the acceptance of the Resignation Letter, any Transaction Security created by such resigning Guarantor shall promptly be released by the Security Agent and the U.S. Collateral Agent and returned to the resigning Guarantor or the Borrower. The Security Agent and the U.S. Collateral Agent shall (at the cost of the resigning Guarantor or the Borrower) execute and deliver all documents reasonably necessary to release the Transaction Security and, to the extent applicable, the Security Agent and the U.S. Collateral Agent shall issue certificates confirming that, so far as the Security Agent and the U.S. Collateral Agent are aware, any floating charge forming part of the Transaction Security created by such resigning Guarantor has not been converted into a fixed charge.

23.31	Further assurance

(a)
Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent or the U.S. Collateral Agent may reasonably specify (and in such form as the Security Agent or the U.S. Collateral Agent may reasonably require in favour of the Security Agent or the U.S. Collateral Agent or its nominee(s)):

(i)
to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent or the U.S. Collateral Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Security Agent or the U.S. Collateral Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or

(iii)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)
Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group shall) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the U.S. Collateral Agent or the Finance Parties by or pursuant to the Finance Documents.

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23.32	ERISA and pension schemes

(a)
Each of the Obligors and its ERISA Affiliates must ensure that no event or condition exists at any time in relation to a Plan which is reasonably likely to result in the imposition of a Security on any of its assets, other than as permitted by this Agreement.

(b)
Each Obligor shall (and the Parent shall procure that each relevant member of the NEXT Group will) ensure that no member of the NEXT Group is or has been at any time an employer of an occupational pension scheme which is not a money purchase scheme.

23.33	Aireon Transaction

(a)	The Parent shall ensure that the Excluded Company is and remains at all times:

(i)	a Ring Fenced Company and, so long as it is a Subsidiary of a member of the NEXT Group, does not own by itself or together with any member of the NEXT Group any Subsidiaries;

(ii)	a bankruptcy remote, single purpose vehicle whose sole business comprises the Aireon System Project and any transaction incidental and in support of such project; and

(iii)	has no Financial Indebtedness other that the Aireon System Debt.

(b)
The Parent shall ensure that, except as contemplated by Section 3.6.7.1 of that certain Second Amended and Restated Limited Liability Company Agreement of the Excluded Company, dated as of February 14, 2014 (the Identified Aireon Disposal Agreement), no member of the NEXT Group will enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any Aireon Equity Instruments prior to NEXT System Completion.

(c)
The Parent shall ensure that any Aireon Proceeds (including any proceeds (after deducting any reasonable expenses incurred by the Parent in connection with such proceeds or Taxes paid or incurred by the Parent in connection with such proceeds) of any disposal pursuant to the Identified Aireon Disposal Agreement (as defined above)) will be applied in accordance with Clause 8 (Mandatory Prepayment).

(d)	No Obligor shall (and the Parent shall ensure no member of the NEXT Group will) enter into any transaction with the Excluded Company except on arm's length terms and for fair market value.

(e)
The Borrower shall not enter into any amendment of the Hosting Cost Reimbursement Agreement, to the extent that such amendment could reasonably be expected to have the effect of modifying the conditions, timing or amount of payments thereunder, without the prior written consent of the BPIAE Agent.

23.34	[Reserved]

23.35	Permitted HY Issuance

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(a)
The Parent shall ensure that no amendment to the Permitted HY Documents, other than amendments in respect of minor administrative changes or the correction of errors, be made without the prior written approval of the BPIAE Agent (acting on the instructions of the Lenders).

(b)
The Parent shall ensure that no early repayment (in whole or in part) of the Permitted HY Issuance be made other than as permitted by paragraph (b) of “Permitted Parent Distributions” or by way of a refinancing or replacement thereof by another Permitted HY Issuance.

24.	EVENTS OF DEFAULT
Each of the events or circumstances set out in this Clause 24 is an Event of Default (save for Clause 24.20 (Acceleration)).

24.1	Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date.

24.2	Financial covenants
Any requirement of Clause 22 (Financial Covenants) is not satisfied.

24.3	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 24.1 (Non-payment) and Clause 24.2 (Financial covenants)).

(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 days of the earlier of (i) the BPIAE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or an Obligor becoming aware of the failure to comply.

24.4	Misrepresentation
Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and, if capable of remedy, is not remedied within 30 days of the (i) the BPIAE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or any Obligor becoming aware of such misrepresentation.

24.5	Cross default

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(a)	Any Financial Indebtedness of any member of the NEXT Group is not paid when due nor within any originally applicable grace period.

(b)
Any Financial Indebtedness of any member of the NEXT Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)
Any creditor of any member of the NEXT Group becomes entitled to declare any Financial Indebtedness of any member of the NEXT Group due and payable prior to its specified maturity as a result of an event of default (however described).

(d)
Except where such event arises in respect of Financial Indebtedness under or in connection with the Motorola Settlement Agreements, no Event of Default will occur under paragraphs (a) – (c) (inclusive) of this Clause 24.5 if the aggregate amount of Financial Indebtedness is less than $25,000,000 (or its equivalent in any other currency or currencies).

(e)	Any amount required to be paid by the Parent under or in respect of the Permitted HY Issuance is not paid when due, subject to any original applicable grace period.

(f)	Any amount required to be paid by the Borrower under or in respect of any TAS Payment Instrument is not paid when due other than as contemplated by the Sixth Supplemental Agreement.

24.6	Insolvency

(a)
A Material Company, an Obligor or a Material Transaction Party is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with any group of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of the Parent, the Borrower or a Material Transaction Party is less than its liabilities.
This Clause 24.6 (Insolvency) shall not apply to (i) a Material Transaction Party at any time after NEXT System Completion; or (ii) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

24.7	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is commenced or taken in relation to:

(i)
suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement, voluntary or involuntary case or procedure under any U.S. Bankruptcy Law or otherwise) of any Material Company, Obligor or Material Transaction Party;

(ii)	a composition, compromise, assignment or arrangement with any group of creditors of any Material Company, Obligor or Material Transaction Party;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)
the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Material Company, Obligor or Material Transaction Party or any of its assets;

(iv)	an order for relief or other order approving any case or other proceeding is entered under any bankruptcy law; or

(v)	enforcement of any Security over any assets of any Material Company, Obligor or Material Transaction Party,
or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) shall not apply to:

(i)	any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement;

(ii)	any step or procedure contemplated by paragraph (b) of the definition of Permitted Transaction;

(iii)
any involuntary commencement or filing of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding unless such case or proceeding shall continue without dismissal or stay for a period of 60 consecutive days;

(iv)
any appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer where such appointment is without the application or consent of such Obligor or Material Transaction Party (as applicable) unless such appointment continues undischarged or unstayed for 60 consecutive days; or

(v)
(A) a Material Transaction Party at any time after NEXT System Completion; or (B) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

24.8	Creditors' process
Any attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects (i) any Key Asset, or (ii) any asset or assets of a Material Company or an Obligor having an aggregate value of $25,000,000, and is not discharged within 45 days or such longer period of time if such Material Company or Obligor is contesting such process in good faith provided that such process:

(a)	is in any event discharged within 180 days; and

(b)	does not have or could not reasonably be likely to have a Material Adverse Effect.

24.9	Unlawfulness and invalidity

(a)
It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents or Material NEXT System Documents to which it is a party or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any subordination or priority arrangement created under any Subordination Agreement or the Motorola Intercreditor Agreement is or becomes unlawful.

(b)
Any obligation or obligations of any Obligor under any Finance Documents or Material NEXT System Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents.

(c)
Any Finance Document (other than the BPIAE Insurance Policy) or, except as otherwise expired or terminated in accordance with its terms as permitted under the Finance Documents, any Material NEXT System Document ceases to be in full force and effect or any Transaction Security or any subordination or priority arrangement created under any Subordination Agreement or the Motorola Intercreditor Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Communications Licence:

(i)	is not obtained or effected by the time it is required;

(ii)	is revoked or cancelled or otherwise ceases to be in full force and effect;

(iii)	is not renewed or is renewed on revised terms; or

(iv)	is varied,
and, in each case, this has or would be likely to result in a Material Adverse Effect.

24.10	Subordination Agreement
Any party to a Subordination Agreement or the Motorola Intercreditor Agreement (other than a Finance Party or an Obligor) fails to comply with the provisions of, or does not perform its obligations under, that Subordination Agreement or the Motorola Intercreditor Agreement and, if the non-compliance is capable of remedy, it is not remedied within 15 days of the earlier of the BPIAE Agent giving notice to that party or that party becoming aware of the non-compliance.

24.11	Cessation of business

(a)	Any Obligor or any Material Transaction Party suspends or ceases to carry on all or a material part of its business.

(b)	Paragraph (a) above shall not apply:

(i)	to the suspension of the Satellite Supply Contract and/or Launch Services Contract as a result of a force majeure event under and in accordance with its terms;

(ii)	in the case of any Permitted Transaction; or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
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(iii)
to (A) a Material Transaction Party at any time after NEXT System Completion or (B) any Launch Services Provider to the extent that it is replaced with an alternative Launch Services Provider pursuant to the terms of this Agreement.

24.12	Audit qualification
The Auditors materially qualify the audited annual consolidated financial statements of the Parent for the Group where the circumstances giving rise to such qualification could reasonably be expected to have a Material Adverse Effect.

24.13	Breach, repudiation and rescission of agreements

(a)
An Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or Material NEXT System Document to which it is a party or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or Material NEXT System Document or any Transaction Security.

(b)
Any Material Transaction Party or any party to a Subordination Agreement or the Motorola Intercreditor Agreement (other than an Obligor or a Finance Party) rescinds or purports to rescind or repudiates or purports to repudiate any of the Material NEXT System Documents, any Subordination Agreement or the Motorola Intercreditor Agreement (as the case may be) in whole or in part where to do so has or is reasonably likely to have a material adverse effect on the interests of the Lenders under the Finance Documents.

(c)	Any Obligor or any Material Transaction Party does not perform its obligations under any Material NEXT System Document and this has or would be reasonably likely to have a Material Adverse Effect.

(d)	Any:

(i)	Material NEXT System Document is terminated or becomes capable of being terminated; or

(ii)	Material Transaction Party issues a notice of termination of that Material NEXT System Document, in each case otherwise than (1) as consented to by the BPIAE Agent in accordance with Clause 23.14 (Material NEXT System Documents) or (2) by reason of full performance of the agreement, expiry of its term or termination in accordance with its terms as permitted under the Finance Documents, unless that Material NEXT System Document is replaced by an agreement with substantially the same terms and conditions, and with a party, satisfactory to the BPIAE Agent (acting reasonably) within 30 days of the termination event or notice of termination (or within 60 days thereof, provided that the Borrower demonstrates to the BPIAE Agent within 30 days that it is actively taking steps to implement such replacement).

24.14	Litigation
Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes in relation to the Transaction Documents or the transactions contemplated in

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Transaction Documents or against any Obligor or its assets results in a final judgment against a member of the NEXT Group in an amount in excess of $10,000,000 or its equivalent.

24.15	BPIAE Insurance Policy
The BPIAE Insurance Policy is revoked or rescinded or becomes voidable (in each case, whether in whole or in part) or otherwise ceases to be in full force (unless such event or circumstance (as the case may be) is caused by any fault, action or inaction of the Finance Parties not attributable to the Borrower).

24.16	NEXT System Completion

(a)	Either:

(i)	fewer than [***] Satellites have been launched; or

(ii)
failure to reach "In Orbit Acceptance" of at least [***] Satellites with a certificate from the Technical Adviser that the operational coverage of the NEXT System with [***] Satellites is satisfactory,

on or by the NEXT System Completion Longstop Date.

(b)	At any time:

(i)	less than [***] satellites (including the existing Block One system) are capable of operation (as certified by the Technical Adviser); or

(ii)	the Average Call Establishment Rate is below [***] per cent., unless at the time of such failure:

(A)
a number of Satellites sufficient to maintain the total number of satellites (including the existing Block One system) at or above [***] and the Average Call Establishment Rate at or above [***] per cent. are completed, available and scheduled to be launched and immediately operational (and for the avoidance of doubt, any Satellites which are required to drift into the relevant orbit plane following launch shall not be taken into account) without expected delays within the following 2 month period; and

(B)
such Satellites achieve In-Orbit Acceptance, and the number of satellites in operation is re-established at or above [***] and the Average Call Establishment Rate is re-established at or above [***] per cent. within 2 months following such 2 month period.

(c)	Failure of the Borrower and the BPIAE Agent and the Majority Lenders to reach an agreement as to:

(i)
an appropriate remedial plan in respect of a certain Milestone delay disclosed in the Technical Adviser's Quarterly Report in accordance with the procedures and timeframe set forth in Clause 23.14 (Material NEXT System Documents); or

(ii)	a back-up launch strategy following the discussion period referred to in Schedule 22 (Back-Up Launch Strategy).

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.17	Mass De-Orbit
A Mass De-orbit occurs (where Mass De-orbit means a de-orbit of the entire Block One system pursuant to and in accordance with the terms of the Indemnification Contract, the Transition Services Agreement and/or the Boeing O&M Agreement, as applicable).

24.18	Insurance

(a)	Any Insurance required to be effected under Schedule 21 (Insurance):

(i)	is not, or ceases to be, in full force and effect;

(ii)	is repudiated, avoided or suspended (in each case to any extent); or

(b)	any insurer is entitled to avoid, repudiate or suspend (in each case to any extent) or otherwise reduce its liability under the policy relating to any Insurance.
No Event of Default will occur under this Clause 24.18 (Insurance) if the relevant circumstance is capable of remedy and such Insurance is either effected, replaced or resumed within 30 days of the earlier of (i) the BPIAE Agent giving notice to the Borrower or relevant Obligor and (ii) the Borrower or an Obligor becoming aware of the failure to comply (but, in the case of Launch Insurance, no later than three Business Days prior to intentional ignition in respect of the relevant launch).

24.19	Material adverse change
Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.

24.20	Acceleration

(a)
If an Event of Default described in Clause 24.7 (Insolvency proceedings) occurs, the Total Commitments will, if not already cancelled under this Agreement, be immediately and automatically cancelled and all amounts outstanding under the Finance Documents will be immediately and automatically due and payable.

(b)	On and at any time after the occurrence of an Event of Default which is continuing the BPIAE Agent may, and shall if so directed by the Majority Lenders and/or BPIAE, by notice to the Borrower:

(i)	if not already cancelled under paragraph (a), cancel the Total Commitments at which time they shall immediately be cancelled;

(ii)
declare that all or part of the Utilisations, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable;

(iii)	declare that all or part of the Utilisations be payable on demand, at which time they shall immediately become payable on demand by the BPIAE Agent on the instructions of the Majority Lenders; or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	exercise or direct the Security Agent or the U.S. Collateral Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

25.	CHANGES TO THE LENDERS

25.1	Assignments and transfers by the Lenders
Subject to this Clause 25, a Lender (the Existing Lender) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,
under any Finance Document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender).

25.2	Conditions of assignment or transfer

(a)	The consent of the Borrower and the Majority Lenders is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of a Lender; or

(ii)	made at a time when an Event of Default is continuing.
The consent of the Borrower (if required) must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Borrower is given notice of the request unless it is expressly refused by the Borrower within that time.

(b)	The minimum amount of any assignment or transfer made pursuant to this Agreement shall be $5,000,000, unless the Borrower otherwise consents in writing.

(c)	Any assignment or transfer is subject to the BPIAE Agent confirming that the approval of BPIAE to the intended transfer has been obtained or is not required.

(d)	An assignment will only be effective on:

(i)
receipt by the BPIAE Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the BPIAE Agent) that the New Lender will assume the same obligations to the other Finance Parties and the other Secured Parties as it would have been under if it was an Original Lender; and

(ii)
the performance by the BPIAE Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the BPIAE Agent shall promptly notify to the Existing Lender and the New Lender.

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	A transfer will only be effective if the procedure set out in Clause 25.5 (Procedure for transfer) is complied with.

(f)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 14 (Tax Gross Up and Indemnities) and Clause 15 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(g)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the BPIAE Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

25.3	Assignment or transfer fee
Unless the BPIAE Agent otherwise agrees and excluding an assignment or transfer to an Affiliate of a Lender, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the BPIAE Agent (for its own account) a fee of $3,000.

25.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor or any other member of the NEXT Group of its obligations under the Transaction Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document, and any representations or warranties implied by law are excluded.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Each New Lender confirms to the Existing Lender, the other Finance Parties and the Secured Parties that it:

(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Transaction Document or the Transaction Security; and

(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 25; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

25.5	Procedure for transfer

(a)
Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the BPIAE Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The BPIAE Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)
The BPIAE Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	On the Transfer Date:

(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the Discharged Rights and Obligations);

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other member of the NEXT Group and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)
the BPIAE Agent, the Administrative Parties, the New Lender, and the other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights, and/or obligations acquired or assumed by it as a result of the transfer and to that extent the BPIAE Agent, the Administrative Parties and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".

25.6	Procedure for assignment

(a)
Subject to the conditions set out in Clause 25.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the BPIAE Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The BPIAE Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The BPIAE Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	On the Transfer Date:

(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released from the obligations (the Relevant Obligations) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)
Lenders may utilise procedures other than those set out in this Clause 25.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 25.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 25.2 (Conditions of assignment or transfer).

25.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The BPIAE Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

25.8	Security over Lenders' rights
In addition to the other rights provided to Lenders under this Clause 25, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or other Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by an Obligor or grant to any person any more extensive rights than those required to be made or granted to the relevant Lender under the Finance Documents.

25.9	Maintenance of Register
The BPIAE Agent, acting solely for this purpose as agent for the Obligors, shall maintain at one of its offices a register for the recordation of the names and addresses of the Lenders, and the principal and interest amount owing to each Lender, pursuant to the terms hereof from time to time (the Register). Any transfer pursuant to Clause 25 shall be effective only upon recordation of such transfer in the Register, and the Obligors may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The right to the principal of, and interest on, the Facility may be transferred or assigned only if such transfer or assignment is recorded in the Register. The Register shall be available for inspection by the Borrower, any Administrative Party and any Lender, at any reasonable time upon reasonable prior notice.

26.	CHANGES TO THE OBLIGORS

26.1	Assignment and transfers by Obligors
No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents to which it is a party.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.	ROLE OF THE ADMINISTRATIVE PARTIES

27.1	Appointment of the Security Agent
Each Finance Party appoints the Security Agent to act as its security agent under and in connection with the Finance Documents on the terms and conditions set out in Schedule 28 (Security Agent).

27.2	Appointment of the U.S. Collateral Agent

(a)	Each Finance Party (other than the U.S. Collateral Agent) appoints the U.S. Collateral Agent to act as its agent on the terms and conditions set out in the Motorola Intercreditor Agreement.

(b)	Each Finance Party irrevocably authorizes the U.S. Collateral Agent to:

(i)
perform the duties and to exercise the rights, powers and discretions that are specifically given to it hereunder and under and in connection with the Motorola Intercreditor Agreement, together with any other incidental rights, powers and discretions; and

(ii)	enter into the Motorola Intercreditor Agreement and each Transaction Security Document.

27.3	Security Agent's and U.S. Collateral Agent's indemnity from Lenders
Without limiting the liability of any Obligor under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and the U.S. Collateral Agent, within three Business Days of demand, against any cost (including, but not limited to reasonable counsel's fees and other agents' fees), loss, expense or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Security Agent or U.S. Collateral Agent (otherwise than by reason of the Security Agent's or U.S. Collateral Agent's gross negligence or wilful misconduct). This Clause 27.3 (Security Agent's and U.S. Collateral Agent's indemnity from Lenders) shall survive the termination of this Agreement.

27.4	Appointment of the BPIAE Agent

(a)	Each Administrative Party (other than any Agent) and the Lenders appoints the BPIAE Agent to act as its agent under and in connection with the Finance Documents.

(b)
Each Administrative Party (other than any Agent) and the Lenders authorises the BPIAE Agent to exercise the rights, powers, authorities and discretions specifically given to the BPIAE Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(c)	Each Finance Party (other than any Agent) irrevocably authorises the BPIAE Agent to:

(i)	perform the duties and to exercise the rights, powers and discretions that are specifically given to it under the Finance Documents, together with any other incidental rights, powers and discretions;

(ii)	execute each Finance Document expressed to be executed by the BPIAE Agent;

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)
communicate with BPIAE in connection with the Finance Documents, the BPIAE Insurance Policy and the Satellite Supply Contract and to act generally on its behalf in relation to BPIAE and the BPIAE Insurance Policy;

(iv)	act on its behalf in relation to any claim, and to receive any payment, under the BPIAE Insurance Policy; and

(v)	make and receive payments expressed to be made by it under this Agreement.

(d)	Each Lender irrevocably appoints the BPIAE Agent to be its attorney for the purposes of:

(i)	executing in the name and on behalf of the relevant Lenders the BPIAE Insurance Policy; and

(ii)	taking any action under such BPIAE Insurance Policy in accordance with the terms thereof, provided that nothing in this paragraph (d) will permit the BPIAE Agent to execute any document, consent, waiver and/or determination other than as expressly provided for in, or in accordance with, this Agreement or the BPIAE Insurance Policy, as the case may be.

27.5	Duties of the BPIAE Agent

(a)	Subject to paragraph (b) below, the BPIAE Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the BPIAE Agent for that Party by any other Party.

(b)	Without prejudice to Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (a) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(c)	Except where a Finance Document specifically provides otherwise, the BPIAE Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)
If the BPIAE Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)
If the BPIAE Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Administrative Parties) under this Agreement it shall promptly notify the other Finance Parties.

(f)
The BPIAE Agent shall provide to the Borrower, within five Business Days of a request by the Borrower (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the sending and receipt of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the BPIAE Agent to that Lender under the Finance Documents.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	The BPIAE Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

27.6	Role of the Mandated Lead Arrangers and Bookrunners and Lead Arrangers
Except as specifically provided in the Finance Documents, no Mandated Lead Arrangers and Bookrunner or Lead Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

27.7	No fiduciary duties

(a)	Nothing in this Agreement constitutes the BPIAE Agent or any Mandated Lead Arranger and or Lead Arranger as a trustee or fiduciary of any other person.

(b)	None of the Administrative Parties shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

27.8	Business with the Group
The Administrative Parties may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

27.9	Rights and discretions

(a)	The BPIAE Agent may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)	The BPIAE Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 24.1 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The BPIAE Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)	The BPIAE Agent may act in relation to the Finance Documents through its personnel and agents.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	The BPIAE Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(f)
Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(g)
The BPIAE Agent is not obliged to disclose to any Finance Party any details of the rate notified to the BPIAE Agent by any Lender or the identity of any such Lender for the purpose of paragraph (a)(ii) of Clause 12.2 (Market disruption).

27.10	Majority Lenders' instructions

(a)
Unless a contrary indication appears in a Finance Document, the BPIAE Agent shall (i) exercise any right, power, authority or discretion vested in it as BPIAE Agent in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as BPIAE Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

(b)
Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties other than the Security Agent and the U.S. Collateral Agent.

(c)
The BPIAE Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(d)
In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders) the BPIAE Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)
The BPIAE Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (e) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security Documents or enforcement of the Transaction Security or Transaction Security Documents.

27.11	Responsibility for documentation
No Administrative Party:

(a)
is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Administrative Party, an Obligor or any other person given in or in connection with any Finance Document or the transactions contemplated in the Finance Documents; or

(b)	is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Transaction Security or any other agreement, arrangement or document

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

entered into, made or executed in anticipation of or in connection with any Finance Document or the Transaction Security.

27.12	Exclusion of liability

(a)
Without limiting paragraph (b) below (and without prejudice to the provisions of paragraph (e) of Clause 30.9 (Disruption to Payment Systems etc.)), the BPIAE Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for any action taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)
No Party (other than the BPIAE Agent) may take any proceedings against any officer, employee or agent of the BPIAE Agent, in respect of any claim it might have against the BPIAE Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Transaction Document and any officer, employee or agent of the BPIAE Agent may rely on this Clause subject to Clause 1.3 (Third party rights) and the provisions of the Third Parties Act.

(c)
The BPIAE Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the BPIAE Agent if the BPIAE Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the BPIAE Agent for that purpose.

(d)
Nothing in this Agreement shall oblige any Administrative Party to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Administrative Parties that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Administrative Party.

27.13	Lenders' indemnity to the BPIAE Agent
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the BPIAE Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the BPIAE Agent (otherwise than by reason of the BPIAE Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 30.9 (Disruption to Payment Systems etc.) notwithstanding the BPIAE Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the BPIAE Agent in acting as BPIAE Agent under the Finance Documents (unless the BPIAE Agent has been reimbursed by an Obligor pursuant to a Finance Document).

27.14	Resignation of the BPIAE Agent

(a)	The BPIAE Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
Alternatively the BPIAE Agent may resign by giving 30 days' notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor BPIAE Agent.

(c)
If the Majority Lenders have not appointed a successor BPIAE Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring BPIAE Agent (after consultation with the Borrower) may appoint a successor BPIAE Agent.

(d)
The retiring BPIAE Agent shall, at its own cost, make available to the successor BPIAE Agent such documents and records and provide such assistance as the successor BPIAE Agent may reasonably request for the purposes of performing its functions as BPIAE Agent under the Finance Documents.

(e)	The BPIAE Agent's resignation notice shall only take effect upon the appointment of a successor.

(f)
Upon the appointment of a successor, the retiring BPIAE Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 27. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

27.15	Replacement of the BPIAE Agent

(a)	After consultation with the Borrower, the Majority Lenders may, by giving 30 days' notice to the BPIAE Agent replace the BPIAE Agent by appointing a successor BPIAE Agent.

(b)
The retiring BPIAE Agent shall (at the expense of the Lenders) make available to the successor BPIAE Agent such documents and records and provide such assistance as the successor BPIAE Agent may reasonably request for the purposes of performing its functions as BPIAE Agent under the Finance Documents.

(c)
The appointment of the successor BPIAE Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring BPIAE Agent. As from this date, the retiring BPIAE Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 27 (and any agency fees for the account of the retiring BPIAE Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor BPIAE Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(e)
In the case of any resignation or replacement of the BPIAE Agent, any agency fee payable to a successor BPIAE Agent shall be in an amount substantially similar to the agency fee payable to the retiring BPIAE Agent and otherwise consistent with then current market practice.

27.16	Confidentiality

(a)
In acting as agent for the Finance Parties, the BPIAE Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
If information is received by another division or department of the BPIAE Agent, it may be treated as confidential to that division or department and the BPIAE Agent shall not be deemed to have notice of it.

(c)
Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of a fiduciary duty.

27.17	Relationship with the Lenders

(a)
The BPIAE Agent may treat the person shown in its records as Lender at the opening of business (in the place of the BPIAE Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Lender shall supply the BPIAE Agent with any information required by the BPIAE Agent in order to calculate the Mandatory Cost in accordance with Schedule 7 (Mandatory Cost Formula).

(c)
Each Lender shall supply the BPIAE Agent with any information that the Security Agent or the U.S. Collateral Agent may reasonably specify (through the BPIAE Agent) as being necessary or desirable to enable the Security Agent or the U.S. Collateral Agent to perform its functions as Security Agent. Each Lender shall deal with the Security Agent and the U.S. Collateral Agent exclusively through the BPIAE Agent and shall not deal directly with the Security Agent or the U.S. Collateral Agent.

(d)
Any Lender may by notice to the BPIAE Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or dispatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 32.5 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 32.2 (Addresses) and paragraph (a)(iii) of Clause 32.5 (Electronic communication) and the BPIAE Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.18	Credit appraisal by the Lenders
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Administrative Parties that it has

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the NEXT Group;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;

(c)
whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(d)
the adequacy, accuracy and/or completeness of any information provided by the BPIAE Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

27.19	Deduction from amounts payable by the BPIAE Agent
If any Party owes an amount to the BPIAE Agent under the Finance Documents the BPIAE Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the BPIAE Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

27.20	Reliance and engagement letters
Each Finance Party and Secured Party confirms that the BPIAE Agent has authority to accept on its behalf the terms of any reliance letter or engagement letters relating to any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

28.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

29.	SHARING AMONG THE FINANCE PARTIES

29.1	Payments to Finance Parties
If a Finance Party (a Recovering Finance Party) receives or recovers any amount from an Obligor other than in accordance with Clause 30 (Payment Mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the BPIAE Agent;

(b)
the BPIAE Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the BPIAE Agent and distributed in accordance with Clause 30 (Payment Mechanics), without taking account of any Tax which would be imposed on the BPIAE Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within three Business Days of demand by the BPIAE Agent, pay to the BPIAE Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the BPIAE Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 30.5 (Partial payments).

29.2	Redistribution of payments
The BPIAE Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with Clause 30.5 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

29.3	Recovering Finance Party's rights
On a distribution by the BPIAE Agent under Clause 29.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

29.4	Reversal of redistribution

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the BPIAE Agent, pay to the BPIAE Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

29.5	Exceptions

(a)
This Clause 29 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified the other Finance Party of the legal or arbitration proceedings; and

(ii)
the other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

30.	PAYMENT MECHANICS

30.1	Payments to the BPIAE Agent

(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the BPIAE Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the BPIAE Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the BPIAE Agent specifies.

30.2	Distributions by the BPIAE Agent
Each payment received by the BPIAE Agent under the Finance Documents for another Party shall, subject to Clause 30.3 (Distributions to an Obligor) and Clause 30.4 (Clawback) be made available by the BPIAE Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the BPIAE Agent by not less than five Business Days' notice with a bank in the principal financial centre of the country of that currency.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.3	Distributions to an Obligor
The BPIAE Agent may (with the consent of the Obligor or in accordance with Clause 31 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

30.4	Clawback

(a)
Where a sum is to be paid to the BPIAE Agent under the Finance Documents for another Party, the BPIAE Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
If the BPIAE Agent pays an amount to another Party and it proves to be the case that the BPIAE Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the BPIAE Agent shall on demand refund the same to the BPIAE Agent together with interest on that amount from the date of payment to the date of receipt by the BPIAE Agent, calculated by the BPIAE Agent to reflect its cost of funds.

30.5	Partial payments

(a)
If the BPIAE Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to discharge all the amounts then due and payable by an Obligor under those Finance Documents, the BPIAE Agent shall apply that payment towards the obligations of that Obligor under those Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the BPIAE Agent, and the Security Agent and the U.S. Collateral Agent under those Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under those Finance Documents;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under those Finance Documents; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
The BPIAE Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

(b)	Paragraph (a) will override any appropriation made by an Obligor.

30.6	Set-off by Obligors
All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

30.7	Business Days

(a)	Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day.

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

30.8	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the BPIAE Agent (after consultation with the Borrower); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the BPIAE Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the BPIAE Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

30.9	Disruption to Payment Systems etc.
If either the BPIAE Agent determines (in its discretion) that a Disruption Event has occurred or the BPIAE Agent is notified by the Borrower that a Disruption Event has occurred:

(a)
the BPIAE Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the BPIAE Agent may deem necessary in the circumstances;

(b)
the BPIAE Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the BPIAE Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the BPIAE Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 36 (Amendments and Waivers);

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)
the BPIAE Agent shall not be liable for any damages, costs or losses whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the BPIAE Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 30.9; and

(f)	the BPIAE Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

31.	SET-OFF
A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. Following the exercise of a right of set-off under this Agreement, the relevant Finance Party shall notify the Borrower.

32.	NOTICES

32.1	Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

32.2	Addresses
The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Parent or the Borrower, that identified with its name below;

(b)	in the case of each Lender or any other Obligor, that notified in writing to the BPIAE Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the BPIAE Agent or the Security Agent or the U.S. Collateral Agent, that identified with its name below, or any substitute address, fax number or department or officer as the Party may notify to the BPIAE Agent (or the BPIAE Agent may notify to the other Parties, if a change is made by the BPIAE Agent) by not less than five Business Days' notice.

32.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 32.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to the BPIAE Agent or the Security Agent or the U.S. Collateral Agent will be effective only when actually received by the BPIAE Agent or Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the BPIAE Agent's or Security Agent's or U.S. Collateral Agent's signature below (or any substitute department or officer as the BPIAE Agent or Security Agent or U.S. Collateral Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the BPIAE Agent.

(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause 32.3 will be deemed to have been made or delivered to each of the Obligors.

32.4	Notification of address and fax number
Promptly upon receipt of notification of an address or fax number or change of address or fax number pursuant to Clause 32.2 (Addresses) or changing its own address or fax number, the BPIAE Agent shall notify the other Parties.

32.5	Electronic communication

(a)
Any communication to be made between (1) the BPIAE Agent or the Security Agent or the U.S. Collateral Agent and a Lender or (2) any Obligor and a Finance Party under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the BPIAE Agent, the Security Agent, the U.S. Collateral Agent, the relevant Obligor, the relevant Lender and any other relevant Finance Party:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)
Any electronic communication made between (1) the BPIAE Agent and a Lender or the Security Agent or the U.S. Collateral Agent or (2) any Obligor and a Finance Party will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender or an Obligor to the BPIAE Agent or the Security Agent or the U.S. Collateral Agent only if it is addressed in such a manner as the BPIAE Agent or Security Agent or U.S. Collateral Agent shall specify for this purpose.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.6	Use of websites

(a)
The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the Website Lenders) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the BPIAE Agent (the Designated Website) if:

(i)	the BPIAE Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Borrower and the BPIAE Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Borrower and the BPIAE Agent.
If any Lender (a Paper Form Lender) does not agree to the delivery of information electronically then the BPIAE Agent shall notify the Borrower accordingly and the Borrower shall at its own cost supply the information to the BPIAE Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Borrower shall at its own cost supply the BPIAE Agent with at least one copy in paper form of any information required to be provided by it.

(b)
The BPIAE Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the BPIAE Agent.

(c)	The Borrower shall promptly upon becoming aware of its occurrence notify the BPIAE Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.
If the Borrower notifies the BPIAE Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the BPIAE Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)
Any Website Lender may request, through the BPIAE Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Borrower shall at its own cost comply with any such request within ten Business Days.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)
if not in English, and if so required by the BPIAE Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

33.	CALCULATIONS AND CERTIFICATES

33.1	Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

33.2	Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

33.3	Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

34.	PARTIAL INVALIDITY
If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

35.	REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Finance Party or Secured Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

36.	AMENDMENTS AND WAIVERS

36.1	Required consents

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)
Subject to Clause 36.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b)	The BPIAE Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 36.

(c)
Each Obligor agrees to any such amendment or waiver permitted by this Clause 36 which is agreed to by the Borrower. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of all of the Guarantors.

(d)
Each Party acknowledges that the BPIAE Agent may be required to consult with BPIAE prior to the exercise of any of the Lenders' voting rights under this Agreement (including under Clause 36.2 (Exceptions) below) and may be required to follow any instructions given by BPIAE in relation to such voting rights.

(e)	No Party shall have any claim whatsoever in respect of any loss, damage or expense suffered or incurred by it against any BPIAE Agent for acting in accordance with any instructions of BPIAE.

36.2	Exceptions

(a)	An amendment or waiver that has the effect of changing or which relates to:

(i)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents (other than in relation to Clause 8 (Mandatory Prepayment));

(iii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iv)	a change in currency of payment of any amount under the Finance Documents;

(v)	an increase in or an extension of any Commitment or the Total Commitments;

(vi)	a change to the Borrower or the Guarantors other than in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors);

(vii)	a release of or amendment to the BPIAE Insurance Policy;

(viii)	any provision which expressly requires the consent of all the Lenders;

(ix)	Clause 2.2 (Finance Parties' rights and obligations), Clause 25 (Changes to the Lenders) or this Clause 36;

(x)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(A)	the guarantee and indemnity granted under Clause 19 (Guarantee and Indemnity);

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B)	the Charged Property; or

(C)	the manner in which the proceeds of enforcement of the Transaction Security are distributed
(except in the case of paragraph (B) and paragraph (C) above, insofar as it relates to (1) the release of any Transaction Security upon the resignation of a Guarantor pursuant to and in accordance with Clause 23.30 (Additional Guarantors and resignation of Guarantors) or (2) a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

(xi)
the release of any guarantee and indemnity granted under Clause 19 (Guarantee and Indemnity) or of any Transaction Security unless permitted under this Agreement (including Clause 23.30 (Additional Guarantors and resignation of Guarantors)) or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document; or

(xii)	any amendment to the order of priority or subordination under any Subordination Agreement or the Motorola Intercreditor Agreement,
shall not be made without the prior consent of all the Lenders.

(b)	An amendment or waiver which relates to the rights or obligations of an Administrative Party (in their capacity as such) may not be effected without the consent of such Administrative Party.

(c)
If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document (other than an amendment or waiver referred to in paragraphs (a)(ii), (iii) and (v) above) or other vote of Lenders under the terms of this Agreement within 20 Business Days (unless the Borrower and the BPIAE Agent agree to a longer time period in relation to any request) of that request being made, its Commitment shall not be included for the purpose of calculating the Total Commitments under the Facility when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request.

36.3	Replacement of Lender

(a)
If at any time an Obligor becomes obliged to repay any amount in accordance with Clause 7.1 (Illegality) or to pay additional amounts pursuant to Clause 15.1 (Increased costs) or Clause 14.2 (Tax gross-up) to any Lender in excess of amounts payable to the other Lenders generally, then the Borrower may, on 10 Business Days' prior written notice to the BPIAE Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to Clause 25 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a Replacement Lender) selected by the Borrower, and which is acceptable to the BPIAE Agent (acting reasonably), which confirms its willingness to assume and does assume all the obligations of the transferring Lender (including the assumption of the transferring Lender's participations on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender's

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

participation in the outstanding Utilisations and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the BPIAE Agent or Security Agent or the U.S. Collateral Agent;

(ii)	neither the BPIAE Agent nor the Lender shall have any obligation to the Borrower to find a Replacement Lender; and

(iii)	in no event shall the Lender replaced under this Clause be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents.

37.	CONFIDENTIALITY

37.1	Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 37.2 (Disclosure of Confidential Information) and Clause 37.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

37.2	Disclosure of Confidential Information
Subject to applicable law, any Finance Party may disclose:

(a)
to any of its Affiliates and to BPIAE and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (d) of Clause 27.17 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;

(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 25.8 (Security over Lenders' rights);

(vii)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(viii)	who is a Party; or

(ix)	with the prior written consent of the Borrower;
in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to paragraphs (b)(i), (b)(ii), (b)(iii) and (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and

(c)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party.

37.3	Disclosure to numbering service providers

(a)
Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation or organization of Obligors;

(iv)	date of this Agreement;

(v)	the names of the Administrative Parties;

(vi)	date of each amendment and restatement of this Agreement;

(vii)	amount of Total Commitments;

(viii)	currencies of the Facility;

(ix)	type of Facility;

(x)	ranking of Facility;

(xi)	Final Maturity Date;

(xii)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xi) above; and

(xiii)	such other information agreed between such Finance Party and the Borrower, to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)
The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	The BPIAE Agent shall notify the Borrower and the other Finance Parties of:

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	the name of any numbering service provider appointed by the BPIAE Agent in respect of this Agreement, the Facility and/or one or more Obligors; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider.

37.4	Entire agreement
This Clause 37 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

37.5	Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

37.6	Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 37.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 37 (Confidentiality).

37.7	Continuing obligations
The obligations in this Clause 37 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 24 months from the earlier of:

(a)
the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

38.	COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

39.	GOVERNING LAW
This Agreement is governed by English law.

40.	ENFORCEMENT

40.1	Jurisdiction of English courts

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)
This Clause 40.1 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.

40.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Law Debenture Corporate Services Limited of Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document governed by English law; and

(ii)	agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 15 days of such event taking place) appoint another agent on terms acceptable to the BPIAE Agent. Failing this, the BPIAE Agent may appoint another agent for this purpose.

(c)	Each Obligor expressly agrees and consents to the provisions of this Clause 40 and Clause 39 (Governing Law).

40.3	Arbitration

(a)
Notwithstanding the above terms of this Clause, if the BPIAE Agent so elects in writing, any dispute, difference, claim or controversy arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules (for the purposes of this Subclause, the Rules).

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
The Rules are incorporated by reference into this Clause and capitalised terms used in this Clause which are not otherwise defined in this Agreement, have the meaning given to them in the Rules. Any requirement in the Rules to take account of the nationality of a person considered for appointment as an arbitrator shall be disapplied and a person shall be nominated or appointed as an arbitrator (including as Chairman) regardless of his or her nationality.

(c)	The number of arbitrators shall be three. The parties agree that the London Court of International Arbitration shall appoint the Arbitral Tribunal without regard to any party's nomination.

(d)	Each Obligor and each Finance Party:

(i)	expressly agrees and consents to this procedure for nominating and appointing the Arbitral Tribunal; and

(ii)	irrevocably and unconditionally waives any right to choose its own arbitrator.

(e)	The seat, or legal place of arbitration, shall be London. The language used in the arbitral proceedings shall be English.

40.4	Waiver of trial by jury
EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH ANY FINANCE DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY ANY FINANCE DOCUMENT. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

41.	COMPLETE AGREEMENT
The Finance Documents contain the complete agreement between the Parties on the matters to which they are related and supersede all prior commitments, agreements and understandings, whether written or oral, on those matters.

42.	USA PATRIOT ACT
Each Finance Party that is subject to the requirements of the USA Patriot Act hereby notifies each Obligor that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of the Obligors and other information that will allow such Finance Party to identify the Obligors in accordance with the USA Patriot Act. Each Obligor agrees that it will provide each Finance Party with such information as it may request in order for such Finance Party to satisfy the requirements of the USA Patriot Act.
THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

0080105-0000405 PA:20488617.7	169
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1
THE ORIGINAL PARTIES
PART 1
THE ORIGINAL OBLIGORS

Name of Borrower	Jurisdiction of Organization
Iridium Satellite LLC	State of Delaware, USA

Name of Original Guarantor	Jurisdiction of Organization
Iridium Communications Inc.	State of Delaware, USA
Iridium Holdings LLC	State of Delaware, USA
Iridium Carrier Holdings LLC	State of Delaware, USA
Iridium Carrier Services LLC	State of Delaware, USA
Iridium Constellation LLC	State of Delaware, USA
Iridium Blocker-B Inc.	State of Delaware, USA
Iridium Government Services LLC	State of Delaware, USA
Syncom-Iridium Holdings Corp.	State of Delaware, USA

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 2
THE ORIGINAL LENDERS

Name of Original Lender	Tranche A Commitment ($)	Tranche B Commitment ($)
DEUTSCHE BANK AG (PARIS BRANCH)	294,260,000	-
BANCO SANTANDER SA	294,260,000	-
SOCIÉTÉ GÉNÉRALE	294,260,000	-
NATIXIS	245,220,000	-
MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.	-	187,500,000
BNP PARIBAS	182,000,000	-
CRÉDIT INDUSTRIEL ET COMMERCIAL	136,500,000	-
INTESA SANPAOLO S.p.A. (PARIS BRANCH)	91,000,000	-
UNICREDIT BANK AUSTRIA AG	-	75,000,000

Total Tranche A Commitments / Total Tranche B Commitments	1,537,500,000	262,500,000
Total Commitments	1,800,000,000

0080105-0000405 PA:20488617.7	171
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2
CONDITIONS PRECEDENT
PART 1
CONDITIONS PRECEDENT TO INITIAL UTILISATION

(A)	Corporate documentation

1.	A copy of the constitutional documents of each Original Obligor.

2.	A copy of a resolution of the board of directors or members (as applicable) of each Original Obligor:

(a)
approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;

(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;

(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and

(d)	in the case of an Obligor other than the Borrower, authorising the Borrower to act as its agent in connection with the Finance Documents.

3.
A specimen of the signature of each person authorised on behalf of an Original Obligor to enter into any Finance Document or to sign or send any document or notice in connection with any Finance Document.

4.	A certificate of an authorised officer of each Original Obligor certifying that:

(a)	each copy document specified in paragraph (A)(1) of this Schedule delivered by such Obligor is true and complete as in effect on the date of such certificate;

(b)
each copy document specified in paragraph (A)(2) of this Schedule delivered by such Obligor is true and complete and has not been amended, annulled, rescinded or revoked and there exist no other resolutions of the Company relating to the matters set forth therein; and

(c)	borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

5.
A certificate of an authorised officer of the Borrower certifying that each copy document specified in paragraphs (C)(10), (D)(11), E(12) and (13), (G)(17) and (18) (to the extent applicable), (H)(19) and (J)(22) and (23) (to the extent applicable) of this Schedule provided to the BPIAE Agent is true and complete in all material respects and in full force and effect and (x) (with respect to the Satellite Supply Contract, the SpaceX Launch Contract, the Motorola Settlement Agreements and the Motorola IP

0080105-0000405 PA:20488617.7	172
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Rights Agreement) has not been amended or superseded and (y) (with respect to any other document specified in this paragraph (A)(5)), such documents have not been materially amended or superseded (in each case, except for those amendments, modifications, supplements or waivers for which true and complete copies have been provided to the BPIAE Agent).

6.
Certificates of good standing in respect of each Original Obligor issued as a of a recent date by the Secretary of State or other appropriate official of such Original Obligor's jurisdiction of incorporation or organisation.

7.	Evidence that the agent of the Original Obligors under the Finance Documents governed by English law for service of process in England & Wales has accepted its appointment.

(B)	Finance Documents

8.	Originals of each of the following Finance Documents duly entered into by the parties thereto:

(a)	this Agreement;

(b)	each Fee Letter;

(c)	the Subordination Agreement;

(d)	the Motorola Intercreditor Agreement;

(e)	the BPIAE Insurance Policy;

(f)	the BPIAE Premium Letter;

(g)	each Promissory Note; and

(h)	each Transaction Security Document listed in section (C)(9) below.

(C)	Transaction Security Documents

9.	Originals of each of the following Transaction Security Documents duly entered into by the parties thereto:

(a)
subject to Clause 23.30 (Additional Guarantors and resignation of Guarantors) of this Agreement, a pledge agreement over all of the membership interest in each Original Obligor (other than the Parent), executed by the relevant pledgors and the Security Agent;

(b)	a security agreement over all of the assets of each Original Obligor, executed by each Original Obligor and the Security Agent (the Security Agreement);

(c)	Control Agreement(s) with respect to the Collateral Accounts as defined in the Security Agreement;

(d)	delivery of all original share certificates of Syncom-Iridium Holdings Corp. and stock powers, executed in blank, pledged under paragraph 9(a) above;

0080105-0000405 PA:20488617.7	173
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	Short Form IP Security Agreements in respect of Trademarks, Patents and Copyrights (to the extent applicable), in the forms annexed to the Security Agreement.

10.	A copy of all notices required to be sent to the following parties under the Transaction Security Documents:

(a)	the Supplier ; and

(b)	SpaceX.

(D)	NEXT System Documents

11.	A copy of each of the following NEXT System Documents:

(a)	each Material NEXT System Document:

(i)	the Satellite Supply Contract;

(ii)	the Authorization to Proceed;

(iii)	each Launch Services Contract:

(A)	the SpaceX Launch Contract;

(B)	the committed fixed price proposal to be provided pursuant to Schedule 22 (Back-Up Launch Strategy);

(iv)	the Boeing O&M Agreement;

(v)	the NEXT Support Services Agreement;

(vi)	the Motorola Settlement and Release;

(vii)	the Motorola IP Rights Agreement;

(b)	the Motorola Settlement Agreements:

(i)	the Supplemental Subscriber Equipment Technology Amendment and Agreement; and

(ii)	the Transition Services Agreement;

(b)	the operations and maintenance agreement between ICLLC and Telesat Canada dated 30 March 2001;

(c)	the operations and maintenance agreement between ICLLC and Kongsberg Satellite Services dated 16 September 2006; and

(d)	each Secondary Payload Contract in existence on the Initial CP Satisfaction Date (if any).

0080105-0000405 PA:20488617.7	174
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(E)	Authorisations

12.	A copy of the following Authorisations:

(a)	the Material Communications Licenses set forth in Schedule 16 to this Agreement; and

(b)	each material IP licence.

13.	Evidence that the application for renewal of the NGSO Satellite Authorisation has been filed on or before the relevant due date.

(F)	Legal opinions

14.	A legal opinion of Allen & Overy LLP, Paris, legal advisers as to English law to the Finance Parties, addressed to the Finance Parties.

15.	A legal opinion of Milbank Tweed Hadley & McCloy LLP, legal advisers in New York to the Obligors, addressed to the Finance Parties.

(G)	Insurances

16.
A certificate from the Insurance Adviser, addressed to the Finance Parties, confirming that the insurance to be provided by the Supplier as at the Initial CP Satisfaction Date pursuant to the Satellite Supply Contract complies with the terms of this Agreement and the NEXT System Documents.

17.
Certificates evidencing the Insurance and/or copies of the policies of Insurance which the Obligors are required to have effected or procured as at the Initial CP Satisfaction Date in accordance with the provisions of Schedule 21 (Insurance) and the NEXT System Documents.

18.
A certificate evidencing that the insurance cover TAS is required to have effected or procured pursuant to the Satellite Supply Contract as at the Initial CP Satisfaction Date naming the Borrower and/or Security Agent (as applicable) as additional insured in accordance with the provisions of Schedule 21 (Insurance).

(H)	Financial Information

19.	A copy of the Original Financial Statements.

(I)	Base Case

20.	The Base Case.

21.	Confirmation that the exchange rate to be applied in updating the Agreed Banking Case (based on the final USD value of the Satellite Supply Contract) does not exceed 1.36.

(J)	Other documents and evidence

22.	Evidence of the opening of the Debt Service Reserve Account and Mandatory Prepayment Account.

0080105-0000405 PA:20488617.7	175
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.
Acceptable arrangements as to the Motorola litigation (including evidence of court filing and any other conditions to the effectiveness of the Motorola Settlement Agreements or the Motorola IP Rights Agreement).

24.	Evidence that fees and expenses then due and payable by the Obligors under this Agreement have been paid (or will be paid simultaneously with the initial Utilisation).

25.	An original of the Joint Interest Mandate duly executed by the parties thereto.

26.	Evidence of the appointment of the Technical Adviser.

27.	An update of the Technical Report from the Technical Adviser.

28.
A copy of any other authorisation or other document, opinion or assurance which the BPIAE Agent has notified the Borrower is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Finance Document or for the validity and enforceability of any Finance Document.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 2
CONDITIONS PRECEDENT REQUIRED TO BE DELIVERED BY AN ADDITIONAL GUARANTOR

1.	An Accession Deed executed by the Additional Guarantor and the Borrower.

2.	A copy of the constitutional documents of the Additional Guarantor.

3.	A copy of a resolution of the board of directors or members (as applicable) of the Additional Guarantor:

(a)	approving the terms of, and the transactions contemplated by, the Accession Deed and the Finance Documents; and

(b)	authorising a specified person or persons to execute the Accession Deed and other Finance Documents on its behalf.

4.	A specimen of the signature of each person authorised by the resolution referred to in paragraph 3 above.

5.
If required by the laws of the jurisdiction of organization of the Additional Guarantor, a copy of a resolution signed by all the holders of issued shares of the Additional Guarantor, approving the terms of, and the transactions contemplated by, the Finance Documents to which the Additional Guarantor is a party.

6.
A certificate of an authorised signatory of the Additional Guarantor certifying that each copy document listed in this Part 2 of Schedule 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the Accession Deed.

7.
If the proposed Additional Guarantor is organized in a jurisdiction other than England and Wales, evidence that the process agent specified in Clause 40.2 (Service of process) of the Agreement has accepted its appointment in relation to the proposed Additional Guarantor.

8.	A legal opinion of legal advisers to the BPIAE Agent as to matters of English law.

9.
A legal opinion of legal advisers (reasonably acceptable to the BPIAE Agent) to the Additional Guarantor in the jurisdiction of organization of the Additional Guarantor (and, if different, the law governing any Transaction Security Document executed by the Additional Guarantor).

10.
A copy of any other authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration or other document, opinion or assurance which the BPIAE Agent considers to be necessary in connection with the entry into and performance of the transactions contemplated by the Accession Deed or for the validity and enforceability of any Finance Document.

11.
Subject to the restrictions set forth in Clause 23.30 (Additional Guarantors and resignation of Guarantors) of the Agreement, any Transaction Security Documents which are required by the BPIAE Agent to be executed by the proposed Additional Guarantor granting a security interest over Key Assets

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(other than Satellites), if any, as the Borrower specifies and any notices, documents or filings required to be given, executed or made in connection therewith.
SCHEDULE 3
REQUESTS AND NOTICES
PART 1
FORM OF REIMBURSEMENT REQUEST
To:    [THE BPIAE AGENT]
From:    [BORROWER]
Date:    [●]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is a Reimbursement Request. Capitalised terms used in this Reimbursement Request but not defined have the meaning given to them in the Agreement.

2.	The Borrower hereby requests the borrowing of Loans on the following terms:

(a)	Utilisation Date: [ ];

(b)	Total amount of Loans: $ [ ] (being $[ ] under Tranche A and $[ ] under Tranche B);

(c)	Application:

	Invoiced amount as per attached invoice(s) attached	Amount requested to be reimbursed under the Agreement
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
TOTAL	[ ]	[ ]

3.	The proceeds of the Loans should be credited to:

(a)	Bank Name: [ ];

(b)	Account Name: [ ];

(c)	Account Number: [ ];

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	SWIFT/Sort Code: [ ];

(e)	Ref.: [ ].

4.	The Borrower confirms that:

(a)
the amounts referred to in the second column of the chart in paragraph 2(c) above are to reimburse the Borrower for payments (other than Down Payment[s]) made by it under and in accordance with the Authorization to Proceed in respect of BPIAE Eligible Content delivered and rendered by the Supplier under the Authorization to Proceed;

(b)
it has paid in full the Down Payment[s] in respect of which the Loans are being requested pursuant to this Reimbursement Request and no part of the amounts referred to in the second column of the chart in paragraph 2(c) above are to reimburse the Borrower for, or relate to, any Down Payment;

(c)
each amount referred to in the second column of the chart in paragraph 2(c) above represents no more than the portion of the amount of the invoice[s] from the Supplier attributable to the provision of BPIAE Eligible Content, [a copy][copies] of which [is][are] attached to this Reimbursement Request;

(d)	the total amount of Loans referred to in paragraph 2(b) above:

(i)	does not include any amount for which any Loan has previously been made under the Agreement;

(ii)	does not include any amount in respect of any Down Payment; and

(iii)	has not been (and is not) the subject of any other Utilisation Request;

(e)
all documents supplied by it in support of this Reimbursement Request are true copies of the originals and are, to the extent applicable, in all material respects in conformity with the Authorization to Proceed and you may rely on the accuracy and completeness of all information and documents contained in or supplied with this Reimbursement Request;

(f)
each condition precedent under [Clauses 4.1 (Initial conditions precedent) and 4.2 (Further conditions precedent)] [Clause 4.2 (Further conditions precedent)] of the Agreement which must be satisfied on the date of this Reimbursement Request is so satisfied; and

(g)
all representations and warranties set forth in Clause 20 (Representations) of the Agreement which are deemed to be repeated on each Utilisation Date in accordance with Clause 20.29 (Times when representations made) of the Agreement remain true and correct in all material respects (except as otherwise updated by the delivery of an updated schedule pertaining thereto in accordance with paragraph (b) of Clause 20.29 (Times when representations made) of the Agreement).

5.	The Borrower also includes:

0080105-0000405 PA:20488617.7	179
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	copies of the invoice[s] from the Supplier in relation to the amounts referred to in paragraph 2(c) above; and

(b)	the Supplier's Confirmation in the form set out as Part 2 of Schedule 3 (Form of Supplier's Confirmation) of the Agreement.

6.	This Reimbursement Request is irrevocable.

By:
[                   ]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 2
FORM OF SUPPLIER'S CONFIRMATION

To:    [THE BPIAE AGENT]
From:    [SUPPLIER]
Date:    [●]
[Serial No    [     ]]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Agreement)

1.
Reference is made to the Agreement. This is the Supplier's Confirmation in relation to the Reimbursement Request dated [●]. Capitalised terms used in this Supplier's Confirmation but not defined have the meaning given to them in the Agreement.

2.
In accordance with the terms of the Authorization to Proceed, we hereby confirm that the sum of $ [Total of relevant receipt in respect of BPIAE Eligible Content] has been received by us from the Borrower under and in accordance with the Authorization to Proceed as indicated below:

Amount received by us for the provision of BPIAE Eligible Content
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
TOTAL	[ ]

3.
We further confirm that we have received in full the Down Payment[s] in respect of which the Loans are being requested in the Reimbursement Request and that no part of the amounts referred to in the second column of the chart in paragraph 2(c) of the Reimbursement Request relate to any Down Payment, [and that the aggregate amount of all payments received by us under the Authorization to Proceed and the Satellite Supply Contract is no less than 5% of the Contract Price].

4.	We confirm that we have delivered and rendered BPIAE Eligible Content under the Authorization to Proceed, the value of which corresponds to the aggregate of:

(a)	the amount referred to in paragraph 2 above; and

(b)	the aggregate of the amount of Down Payment[s] made in respect of which the Loans are being requested in the Reimbursement Request,

0080105-0000405 PA:20488617.7	181
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and that such BPIAE Eligible Content has been delivered and rendered in compliance with all restrictions and limits imposed on us by BPIAE.

5.
We confirm our compliance with the Authorization to Proceed with respect to authorizations, permits and other approvals of any Governmental Authority required in relation to the Authorization to Proceed.

6.	We further warrant that the amount referred to in paragraph 2 above:

(a)	does not include any amount in respect of any Down Payment; and

(b)	has not been the subject of a previous Supplier's Confirmation.

7.	Finally, we confirm that:

(a)
the Authorization to Proceed and the Satellite Supply Contract are in full force and effect and have not been suspended, interrupted, cancelled, terminated, materially amended or materially modified, whether in whole or in part; and

(b)	[except as detailed below,] no arbitration or other legal proceedings have been initiated between the Borrower and us in respect of the Authorization to Proceed.
[details].

By:

[SUPPLIER]

0080105-0000405 PA:20488617.7	182
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 3
FORM OF DISBURSEMENT REQUEST
To:    [THE BPIAE AGENT]
From:    [BORROWER]
Date:    [●]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Agreement)

1.	Reference is made to the Agreement. This is a Disbursement Request. Capitalised terms used in this Disbursement Request but not defined have the meaning given to them in the Agreement.

2.	The Borrower wishes to borrow Loans on the following terms:

(a)	Utilisation Date: [ ];

(b)	Total amount of Loans: $ [ ] (being $[ ] under Tranche A and $[ ] under Tranche B);

(c)	Invoice number[s]: $ [ ];

(d)	Aggregate value of invoice[s]: $ [ ];

(e)	Aggregate value of invoice[s] relating to the provision of BPIAE Eligible Content: $ [ ];

3.	The proceeds of the Loans should be credited to:

(a)	Bank Name: [ ];

(b)	Account Name: [ ];

(c)	Account Number: [ ];

(d)	SWIFT/Sort Code: [ ];

(e)	Ref.: [ ].

4.	The Borrower confirms that:

(a)
on [insert date] the amounts referred to in paragraph 2(e) above are due to be paid under and in accordance with the Satellite Supply Contract in respect of BPIAE Eligible Content delivered and rendered by the Supplier under the Satellite Supply Contract as indicated in that paragraph;

(b)	[it has paid in full the Down Payment[s] in respect of which the Loans are being requested in this Disbursement Request;]

0080105-0000405 PA:20488617.7	183
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
the aggregate amount referred to in paragraph 2(e) above represents no more than the portion of the amount of the invoice[s] from the Supplier attributable to the provision of BPIAE Eligible Content, [a copy][copies] of which [is][are] attached to this Disbursement Request;

(d)	the total amount of Loans referred to in paragraph 2(b) above:

(i)	does not include any amount for which any Loan has previously been made under the Agreement;

(ii)	does not include any amount in respect of any Down Payment; and

(iii)	has not been (and is not) the subject of any other Disbursement Request;

(e)
all documents supplied by it in support of this Disbursement Request are true copies of the originals and are, to the extent applicable, in all material respects in conformity with the Satellite Supply Contract and you may rely on the accuracy and completeness of all information and documents contained in or supplied with this Disbursement Request;

(f)
each condition precedent under [Clauses 4.1 (Initial conditions precedent) and 4.2 (Further conditions precedent)] [Clause 4.2 (Further conditions precedent)] of the Agreement which must be satisfied on the date of this Disbursement Request is so satisfied; and

(g)
all representations and warranties set forth in Clause 20 (Representations) of the Agreement which are deemed to be repeated on each Utilisation Date in accordance with Clause 20.29 (Times when representations made) of the Agreement remain true and correct in all material respects (except as otherwise updated by the delivery of an updated schedule pertaining thereto in accordance with paragraph (b) of Clause 20.29 (Times when representations made) of the Agreement).

5.	The Borrower also includes:

(a)	copies of the invoice[s] from the Supplier in relation to the amounts referred to in paragraph 2(e) above; and

(b)	the Supplier's Confirmation in the form set out as Part 4 of Schedule 3 (Form of Supplier's Confirmation) of the Agreement

6.	This Disbursement Request is irrevocable.

By:
[BORROWER]

0080105-0000405 PA:20488617.7	184
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 4
FORM OF SUPPLIER'S CONFIRMATION
To:    [THE BPIAE AGENT]
From:    [SUPPLIER]
Date:    [●]
[Serial No    [     ]]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Agreement)

1.
Reference is made to the Agreement. This is the Supplier's Confirmation in relation to the Disbursement Request dated [●]. Capitalised terms used in this Supplier's Confirmation but not defined have the meaning given to them in the Agreement.

2.
In accordance with the terms of the Satellite Supply Contract, we hereby confirm that on [insert date], the sum of $ [Total of relevant amount due to be paid in respect of BPIAE Eligible Content] is due to be paid under and in accordance with the Satellite Supply Contract in respect of BPIAE Eligible Content delivered and rendered by us, as indicated below:

Amount due to be paid for the provision of BPIAE Eligible Content
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
TOTAL	[ ]

3.
We further confirm that [we have received in full the Down Payment in respect of which the Loans are being requested in paragraph 2(b) of the Disbursement Request and that] no part of the amounts referred to in paragraph 2(e) of the Disbursement Request relate to any Down Payment.

4.	We confirm that we have delivered and rendered BPIAE Eligible Content under the Satellite Supply Contract, the value of which corresponds to the aggregate of:

(a)	the amount referred to in paragraph 2 above; and

(b)	the aggregate of the amount of Down Payment[s] made in respect of which the Loans are being requested in paragraph 2(b) of the Disbursement Request, and that such BPIAE Eligible Content has been delivered and rendered in compliance with all restrictions and limits imposed on us by BPIAE.

0080105-0000405 PA:20488617.7	185
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.
We confirm our compliance with the Satellite Supply Contract with respect to authorizations, permits and other approvals of any Governmental Authority required in relation to the Satellite Supply Contract.

6.	We further warrant that the amount referred to in paragraph 2 above:

(a)	does not include any amount in respect of any Down Payment; and

(b)	has not been the subject of a previous Supplier's Confirmation.

7.	Finally, we confirm that:

(a)	the Satellite Supply Contract is in full force and effect and has not been suspended, interrupted, cancelled, terminated, materially amended or materially modified, whether in whole or in part; and

(b)	[except as detailed below,] no arbitration or other legal proceedings have been initiated between the Borrower and us in respect of the Satellite Supply Contract.
[details].

By:

[SUPPLIER]
SCHEDULE 4
FORM OF BUDGET

	Iridium Communications Inc.
	Consolidated Income Statement
	(In thousands)

	2011
($K)	1Q11	2Q11	3Q11	4Q11	2011

[***]
[***]
[***]
[***]	0	0	0	0	0

[***]
[***]

0080105-0000405 PA:20488617.7	186
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]	0	0	0	0	0

[***] [***]	0	0	0	0	0

[***]
[***]
[***]

[***]
[***]

[***]
[***]
	[***]				0
	[***]				0
[***]					0

[***]	0	0	0	0	0

[***]
[***]					0
[***]					0
[***]					0
[***]					0
[***]					0

[***]	0	0	0	0	0

[***]	0	0	0	0	0

[***]
[***]					0
[***]					0
[***]					0

[***]	0	0	0	0	0

[***]	0	0	0	0	0

[***]					0

[***]	0	0	0	0	0

[***]					0

0080105-0000405 PA:20488617.7	187
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]

[***]	0	0	0	0	0

[***]	0	0	0	0	0
Iridium Communications Inc.
Consolidated Balance Sheet
(In thousands)

2011
($K)	1Q11	2Q11	3Q11	4Q11

[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]

0080105-0000405 PA:20488617.7	188
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]

[***]	0	0	0	0

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]	0	0	0	0

[***]	0	0	0	0
	0	0	0	0
	Iridium Communications Inc.
	Consolidated Cash Flow Statement (Non-GAAP)
	(In thousands)

	2011
($K)	1Q11	2Q11	3Q11	4Q11	2011

[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***] [***]	0	0	0	0	0
					0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

0080105-0000405 PA:20488617.7	189
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***] [***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0

[***]	0	0	0	0	0
[***]	0	0	0	0	0
[***]	0	0	0	0	0
	0	0	0	0
	Iridium Communications Inc.
	Covenant Analysis
	(In millions)

	2011
	2Q11		4Q11

[***]

[***]
[***]
[***]
[***]	NO		NO

[***]
[***]
[***]
[***]

0080105-0000405 PA:20488617.7	190
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]
[***]
[***]
[***]	NO	NO

[***]
[***]
[***]
[***]
[***]
[***]
[***]		NO

[***]

[***]
[***]
[***]
[***]
[***]	NO	NO

[***]	0	0
[***]	0	0

[***]
[***]
[***]		0
[***]		0
[***]		NO

[***]	0	0
[***]	0	0

[***]

[***]
[***]
[***]
[***]
[***]
[***]

[***]
[***]

0080105-0000405 PA:20488617.7	191
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]
[***]
[***]
[***]
[***]
[***]

0080105-0000405 PA:20488617.7	192
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 5
FORM OF PROMISSORY NOTES
Number: Promissory Note of [principal / interest] [___] Loan [__________]
Made in [__________] on [__________]    Good for [   ] ($[   ])
(date and place where note made)
On [______]
(Payment Date)
The Borrower, for value received, promises to pay against this Promissory Note to the order of [●] the amount of [   ] USD ($[   ]).
Protest waived
This Promissory Note is governed by French law.
"Reference: BPIAE Facility Agreement dated [ ]"

Maker:
[ ] [insert address of the Borrower]
Place of payment: [●] [insert address]

[                   ]
(Signature of the authorised signatory of Borrower)

0080105-0000405 PA:20488617.7	193
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 6
FORM OF JOINT INTEREST MANDATE

[On the letterhead of the Borrower]
To: [BPIAE Agent]
Dear Sirs,
We refer to the facility agreement (hereinafter called the Facility Agreement) dated [●] between, inter alios, ourselves, the Lenders and the BPIAE Agent.
Terms not defined herein shall have the meaning ascribed thereto in the Facility Agreement.

1.
In accordance with the terms of the Facility Agreement, we are sending you herewith 4 series of 14 Promissory Notes made as follows, each set corresponding to instalments of principal and interest payable in respect of each Tranche:

(a)	14 Promissory Notes of principal marked Promissory Note of principal no. 1 to Promissory Note of principal no. 14 to the order of [BPIAE Agent] for Tranche A;

(b)	14 Promissory Notes of interest marked Promissory Note of interest no. 1 to Promissory Note of principal no. 14 to the order of [BPIAE Agent] for Tranche A;

(c)	14 Promissory Notes of principal marked Promissory Note of principal no. 1 to Promissory Note of principal no. 14 to the order of [BPIAE Agent] for Tranche B; and

(d)	14 Promissory Notes of interest marked Promissory Note of interest no.1 to Promissory Note of principal no. 14 to the order of [BPIAE Agent] for Tranche B.
Each of the Promissory Notes is made in the form set forth in Schedule 5 (Form of Promissory Notes) to the Facility Agreement.
Their respective amount and maturity dates of the Promissory Notes have been left blank in accordance with Clause 6.2(a) of the Facility Agreement.
We hereby irrevocably appoint you for the duration of the Facility Agreement as our true and lawful attorney-in-fact with the full power and authority in our name and on our behalf to complete the amount and maturity date, which have been left blank, of each Promissory Note and to amend and take such other actions with respect to the Promissory Notes in accordance with the following instructions:

2.	Completion of the Promissory Notes
After the Starting Point of Repayment and no later than 10 Business Days before the First Repayment Date, you will insert:

0080105-0000405 PA:20488617.7	194
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	the relevant maturity date on each Promissory Note of interest and principal of each Tranche, using the Starting Point of Repayment and the Final Maturity Date as a reference;

-
you shall insert on each Promissory Note of principal of each Tranche an amount equal to the amount of the relevant Repayment Instalment determined in accordance the schedule of Repayment Instalments provided by the BPIAE Agent pursuant to paragraph (c) of Clause 6.1 of the Facility Agreement;

-
you shall insert on each Promissory Note of interest of Tranche A an amount equal to the amount of interest due on the relevant Interest Payment Date determined in accordance the schedule of Repayment Instalments provided by the BPIAE Agent pursuant to paragraph (c) of Clause 6.1 of the Facility Agreement;

On the first day of each Interest Period following the Starting Point of Repayment, you will insert on the Promissory Note of interest relating to the relevant Interest Period of Tranche B the amount of interest, such amount of interest to be calculated in accordance with such provisions of Clause 10 of the Facility Agreement which are applicable to Tranche B.

3.	Modification of the Promissory Notes in the event of prepayment
If any part of any Tranche of the Facility is to be prepaid for any reason whatsoever, you will modify the amounts appearing on the relevant Promissory Notes of principal for such Tranche, so as to conform to the principal amount of such Tranche of the Facility then outstanding after the prepayment, and will modify the maturity dates of both the Promissory Notes of principal and the Promissory Notes of interest related to such Tranche subject to prepayment at that time, with the words "at sight" and will return to the Borrower the Promissory Notes relating to the amount prepaid under such Tranche.

4.	Where under Clause 24 (Events of Default) of the Facility Agreement all outstanding amounts due under the Facility Agreement are accelerated:
If the acceleration occurs before the Starting Point of Repayment:

(a)
in respect of each Tranche, you shall insert on a Promissory Note of principal the accelerated date of payment as maturity date and an amount equal to the amount of principal due under the relevant Tranche;

(b)
in respect of each Tranche, you shall insert on a Promissory Note of interest the accelerated date of payment as maturity date and an amount equal to the amount of interest accrued until such early payment date;

If the acceleration occurs after the Starting Point of Repayment:

(a)
you will modify the payment date of all of the remaining Promissory Notes of principal for each Tranche by substituting the accelerated date of payment and, if necessary, the amount of the Promissory Notes of principal for each Tranche such that the total amount of the Promissory Notes of principal for each Tranche is equal to the accelerated amount of each Tranche of the Facility; and

0080105-0000405 PA:20488617.7	195
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
you will enter on a Promissory Note of interest for each Tranche an amount equal to the total interest due at the accelerated date of payment for each Tranche and will enter as the payment date on such Promissory Note the accelerated date of payment.

The present mandate, given in the joint interest of the parties, is in consequence irrevocable. It has been drawn up in accordance with the specimen set out in Schedule 6 (Form of Joint Interest Mandate) to the Facility Agreement, and may only be modified with the written approval of the BPIAE Agent and the Borrower.
The Promissory Notes will be kept by the BPIAE Agent in safekeeping and for the purposes set forth in this mandate.
The Promissory Notes will be returned to the Borrower upon full payment of such Promissory Notes.
When the present mandate has been carried out, please inform us forthwith.
We enclose the names, titles and specimens of the signatures of our representatives who have signed the Promissory Notes and this letter.
All possible disputes resulting from this letter or from its implementation will be dealt with in accordance with Clause 40 (Enforcement) of the Facility Agreement.
The present mandate is governed by and construed in accordance with French law.
Made in [●] on [●],

Signature of the Borrower    Signature of the BPIAE Agent

0080105-0000405 PA:20488617.7	196
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 7
MANDATORY COST FORMULA

1.
The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as possible thereafter) the BPIAE Agent shall calculate, as a percentage rate, a rate (the Additional Cost Rate) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the BPIAE Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.
The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the BPIAE Agent. This percentage will be certified by that Lender in its notice to the BPIAE Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender's participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the BPIAE Agent as follows:

(a)	in relation to a sterling Loan:
per cent. per annum

(b)	in relation to a Loan in any currency other than sterling:
per cent. per annum.
Where:

A
is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B
is the percentage rate of interest (excluding the Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in paragraph (a) of Clause 10.4 (Default interest)) payable for the relevant Interest Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

0080105-0000405 PA:20488617.7	197
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D	is the percentage rate per annum payable by the Bank of England to the BPIAE Agent on interest bearing Special Deposits.

E
is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the BPIAE Agent as being the average of the most recent rates of charge supplied by the Base Reference Banks to the BPIAE Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

(a)	"Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)
"Fees Rules" means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)
"Fee Tariffs" means the fee tariffs specified in the Fees Rules under Column 1 of the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)	"Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

(e)
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

6.
If requested by the BPIAE Agent, each Base Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the BPIAE Agent, the rate of charge payable by that Base Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Base Reference Bank as being the average of the Fee Tariffs applicable to that Base Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Base Reference Bank.

7.
Each Lender shall supply any information required by the BPIAE Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Facility Office; and

(b)	any other information that the BPIAE Agent may reasonably require for such purpose.
Each Lender shall promptly notify the BPIAE Agent of any change to the information provided by it pursuant to this paragraph.

0080105-0000405 PA:20488617.7	198
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.
The percentages of each Lender for the purpose of A and C above and the rates of charge of each Base Reference Bank for the purpose of E above shall be determined by the BPIAE Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the BPIAE Agent to the contrary, each Lender's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9.
The BPIAE Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Base Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

10.
The BPIAE Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Base Reference Bank pursuant to paragraphs 3, 7 and 8 above.

11.
Any determination by the BPIAE Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

12.
The BPIAE Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

0080105-0000405 PA:20488617.7	199
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 8
FORM OF TRANSFER CERTIFICATE

To:	[ ] as BPIAE Agent and [ ] as Security Agent and Iridium Satellite LLC, as Borrower, for and on behalf of each Obligor
From:    [The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender)
Dated:    [●]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)

1.
Reference is made to the Facility Agreement. This agreement (the Agreement) shall take effect as a Transfer Certificate for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to Clause 25.5 (Procedure for transfer) of the Facility Agreement:

(a)
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender's Commitment, rights and obligations referred to in the Schedule (attached hereto) in accordance with Clause 25.5 (Procedure for transfer) of the Facility Agreement.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) are set out in the Schedule (attached hereto).

3.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 25.4 (Limitation of responsibility of Existing Lenders).

4.	The New Lender confirms, for the benefit of the BPIAE Agent and without liability to any Obligor, that it is:

(a)	[a Qualifying Lender;]

(b)	[not a Qualifying Lender;]

(c)	[others to be specified].

5.
This Agreement acts as notice to the BPIAE Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the transfer referred to in this Agreement.

6.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

0080105-0000405 PA:20488617.7	200
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	This Agreement is governed by English law.

8.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note:
The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

0080105-0000405 PA:20488617.7	201
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]	[New Lender]
By:	By:
This Agreement is accepted as a Transfer Certificate for the purposes of the Facility Agreement by the BPIAE Agent and the Transfer Date is confirmed as [●].
[BPIAE Agent]
By:

[Security Agent]
By:

0080105-0000405 PA:20488617.7	202
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 9
FORM OF ASSIGNMENT AGREEMENT

To:	[ ] as BPIAE Agent and [ ], [ ] as Security Agent, and Iridium Satellite LLC as Borrower, for and on behalf of each Obligor
From:    [the Existing Lender] (the Existing Lender) and [the New Lender] (the New Lender)
Dated:    [●]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)

1.
Reference is made to the Facility Agreement. This is an Assignment Agreement. This agreement (the Agreement) shall take effect as an Assignment Agreement for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to Clause 25.6 (Procedure for assignment) of the Facility Agreement:

(a)
The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Facility Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitments and participations in Utilisations under the Facility Agreement as specified in the Schedule (attached hereto).

(b)
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in Utilisations under the Facility Agreement specified in the Schedule (attached hereto).

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3.	The proposed Transfer Date is [●].

4.	On the Transfer Date, the New Lender becomes party to the relevant Finance Documents as a Lender.

5.
The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) of the Facility Agreement are set out in the Schedule (attached hereto).

6.	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 25.4 (Limitation of responsibility of Existing Lenders).

7.	The New Lender confirms, for the benefit of the BPIAE Agent and without liability to any Obligor, that it is:

(a)	[a Qualifying Lender;]

0080105-0000405 PA:20488617.7	203
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	[not a Qualifying Lender;]

(c)	[others to be specified].

8.
This Agreement acts as notice to the BPIAE Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 25.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Agreement.

9.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.	This Agreement is governed by English law.

11.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note:
The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

0080105-0000405 PA:20488617.7	204
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE SCHEDULE
Commitment/rights and obligations to be transferred by assignment, release and accession
[insert relevant details]
[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]
By:	By:
This Agreement is accepted as an Assignment Agreement for the purposes of the Facility Agreement by the BPIAE Agent and the Transfer Date is confirmed as [●].
Signature of this Agreement by the BPIAE Agent constitutes confirmation by the BPIAE Agent of receipt of notice of the assignment referred to in this Agreement, which notice the BPIAE Agent receives on behalf of each Finance Party.
[BPIAE Agent]
By:

[Security Agent]
By:

0080105-0000405 PA:20488617.7	205
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 10
FORM OF ACCESSION DEED
To:    [                   ] as BPIAE Agent
From:    [insert name of Material Company]
Dated:    [●]
Dear Sirs
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)

1.
Reference is made to the Facility Agreement. This deed (the Accession Deed) shall take effect as an Accession Deed for the purposes of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Accession Deed unless given a different meaning in this Accession Deed.

2.
[insert name of Material Company] agrees to become an Additional Guarantor and to be bound by the terms of the Facility Agreement and the other Finance Documents as an Additional Guarantor pursuant to Clause 23.30 (Additional Guarantors and resignation of Guarantors) of the Facility Agreement. [insert name of Material Company] is a company duly organized under the laws of [name of relevant jurisdiction] and is a [insert type of company].

3.
[[insert name] agrees to become an Intra-Group Creditor and an Intra-Group Debtor pursuant to Clause [15.2] (Accession) of the Subordination Agreement and to be bound by the terms of the Subordination Agreement as an Intra-Group Creditor and an Intra-Group Debtor as if it had been an original party to the Subordination Agreement.]

4.	[insert name of Material Company]'s administrative details for the purposes of the Facility Agreement are as follows:
Address:
Fax No.:
Attention:

5.	This Accession Deed is governed by English law.

0080105-0000405 PA:20488617.7	206
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS ACCESSION DEED has been signed on behalf of the Borrower and executed as a deed by [insert name of Material Company] and is delivered on the date stated above.

[insert name of Material Company]
[EXECUTED as a DEED	)
By: [Material Company]	)
Director
Director/Secretary

The Borrower
[Borrower]
By:

The BPIAE Agent
[BPIAE Agent]
By:

0080105-0000405 PA:20488617.7	207
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 11
FORM OF RESIGNATION LETTER
To:    BPIAE Agent
From:    [resigning Obligor] and [Borrower]
Dated:    [●]
Dear Sirs
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)

1.
Reference is made to the Facility Agreement. This is a Resignation Letter. Terms defined in the Facility Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2.
Pursuant to Clause 23.30 (Additional Guarantors and resignation of Guarantors), we request that [resigning Obligor] be released from its obligations as a Guarantor under the Facility Agreement and the Finance Documents (other than the Subordination Agreement).

3.	We confirm that:

(a)	no Default is continuing or would result from the acceptance of this request; and

(b)	[this request is given as a result of [resigning Obligor] ceasing to qualify as a Material Company]*;

(c)	[this request is given as a result of the Lenders consenting to the resignation of the [resigning Obligor]]**;

(d)	[ ]***

4.	This Resignation Letter is governed by English law.

[Borrower]	[resigning Obligor]
By:	By:
NOTES:
*    Insert if applicable.
**    Insert if applicable.

***	Insert any other circumstances permitted under the Facility Agreement for a resignation of an Obligor.

0080105-0000405 PA:20488617.7	208
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 12
FORM OF COMPLIANCE CERTIFICATE
To:    BPIAE Agent
From:    [Parent]
Dated:    [●]
Dear Sirs
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)

1.
Reference is made to the Facility Agreement. This is a Compliance Certificate. Terms defined in the Facility Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2.
This Compliance Certificate is delivered in accordance with Clause 21.2 (Provision and contents of Compliance Certificate) of the Facility Agreement by an authorized officer of the Parent. This Compliance Certificate is delivered with respect to the [Financial Year ended [●]] [Financial Quarter ended [●]]. Computations indicating compliance with respect to the covenants contained in paragraphs (a)(i), (a)(ii) [and (a)(iii)] of Clause 22.1 (Financial condition) and [paragraphs (c)(i) and (c)(ii) of Clause 22.1 (Financial condition)] of the Facility Agreement are set forth below.

3.	(a) In respect of the Calculation Period expiring on [●], the Borrower confirms that:
[Insert details of covenants to be certified].

(a)	[In respect of the Calculation Date expiring on [●], the Borrower confirms that:]

4.	The Borrower confirms that in respect of the Calculation Period expiring on [●]:

(a)	Cumulative Cashflows is [●];

(b)	Ancillary Cashflows is [●]; and

(c)	the Available Cure Amount is [●].

5.	[The Borrower confirms that no Default is continuing.]*

6.	[The Borrower confirms that the following companies constitute Material Companies for the purposes of the Facility Agreement: [●].]

7.
The Borrower confirms that the aggregate of earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA), aggregate gross assets, aggregate net assets and aggregate turnover of the Obligors (calculated on an unconsolidated basis and excluding all intra-NEXT Group items and investments in Subsidiaries of any member of the NEXT Group) exceeds

0080105-0000405 PA:20488617.7	209
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]% of Consolidated EBITDA, consolidated gross assets, net assets and turnover (as the case may be) of the NEXT Group.

8.	The Borrower confirms that in respect of the latest Cash Balance Assessment Date (being [31 March/30 September] [●]) the Average Cash Balance is [●].

9.	The Borrower confirms that from the date of the Compliance Certificate most recently delivered to the date hereof

(a)	[***] accounts receivable (and all proceeds thereof):

(i)	for services rendered (including goods sold) in the U.S. or with U.S. customers (including, without limitation, the U.S. Department of Defense); and

(ii)	to the fullest extent permitted by law or regulation, for services rendered outside US with non-US customers, by or on behalf of any member of the NEXT Group have been paid directly or indirectly by way of intercompany transfers on receipt of the same into the BOA Revenue Account or such other accounts subject to Transaction Security;

(b)
at least [***]% of all cash and Cash Equivalents of the NEXT Group have been held in the BOA Revenue Account and/or such other deposit or securities accounts with an Acceptable Bank in the U.S. that are subject to the Transaction Security; and

(c)
all cash and Cash Equivalent Investments of the NEXT Group other than an amount up to the greater of (i) [***]% of all cash and Cash Equivalent Investments of the NEXT Group, and (ii) cash and Cash Equivalent Investments with an aggregate value of $[***], have been subject to the Transaction Security,

(in each case, as based on the monthly average account balances on the basis of bank statements).

Signed
Authorized Officer of Parent

NOTES:

*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

0080105-0000405 PA:20488617.7	210
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 13
FORM OF AUDITORS' REPORT
To: Iridium Communications Inc.
We have audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of Iridium Communications Inc. (the Company) as of [______], and the related consolidated statements of income, changes in stockholders' equity and comprehensive income (loss) and cash flows for the year then ended, and have issued our report thereon [________].
In connection with our audit, [nothing came to our attention that caused us to believe that Iridium Satellite LLC (the Borrower) failed to comply with the financial covenants, set forth in Clause 22.1 of the BPIAE Facility Agreement,] dated as of [______], 2010 (the Agreement), by and among the Company, the Borrower, the Original Obligors (as such term is defined in the Agreement), Société Générale, as BPIAE Agent, Deutsche Bank Trust Company Americas, as Security Agent and U.S. Collateral Agent, and the financial institutions party thereto from time to time. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.
This report may be relied upon by the BPIAE Agent and the Lenders, and is intended solely for the information and use of the Company, the BPIAE Agent and the Lenders, and is not intended to be and should not be used by anyone other than the specified parties.

Name:

0080105-0000405 PA:20488617.7	211
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 14
LMA FORM OF CONFIDENTIALITY UNDERTAKING
[Letterhead of Potential Purchaser]
To:    [insert name of Seller]

Re:    The Agreement
Company:                          (the Company)
Date:
Amount:
Agent:
Dear Sirs
We are considering acquiring an interest in the Agreement which, subject to the Agreement, may be by way of novation, assignment, the entering into, whether directly or indirectly, of a sub-participation or any other transaction under which payments are to be made or may be made by reference to one or more Finance Documents and/or one or more Obligors or by way of investing in or otherwise financing, directly or indirectly, any such novation, assignment, sub-participation or other transaction (the Acquisition). In consideration of you agreeing to make available to us certain information, by our signature of this letter we agree as follows (acknowledged and agreed by you by your signature of a copy of this letter):

1.	CONFIDENTIALITY UNDERTAKING
We undertake (a) to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by paragraph 2 below and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to our own confidential information and (b) until the Acquisition is completed to use the Confidential Information only for the Permitted Purpose.

2.	PERMITTED DISCLOSURE
You agree that we may disclose:

(a)
to any of our Affiliates and any of our or their officers, directors, employees, professional advisers and auditors such Confidential Information as we shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph 2.1 is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information, except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality

0080105-0000405 PA:20488617.7	212
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	subject to the requirements of the Agreement, to any person:

(i)
to (or through) whom we assign or transfer (or may potentially assign or transfer) all or any of our rights and/or obligations which we may acquire under the Agreement such Confidential Information as we shall consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (i) of paragraph (a) has delivered a letter to us in equivalent form to this letter;

(ii)
with (or through) whom we enter into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to the Agreement or any Obligor such Confidential Information as we shall consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (ii) of paragraph (a) has delivered a letter to us in equivalent form to this letter;

(iii)
to whom information is required or requested to be disclosed by any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation such Confidential Information as we shall consider appropriate; and

(c)
notwithstanding paragraphs 2(a) and 2(b) above, Confidential Information to such persons to whom, and on the same terms as, a Finance Party is permitted to disclose Confidential Information under the Agreement, as if such permissions were set out in full in this letter and as if references in those permissions to Finance Party were references to us.

3.	NOTIFICATION OF DISCLOSURE
We agree (to the extent permitted by law and regulation) to inform you:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to sub-paragraph (iii) of paragraph 2(b) above except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this letter.

4.	RETURN OF COPIES
If we do not enter into the Acquisition and you so request in writing, we shall return all Confidential Information supplied by you to us and destroy or permanently erase (to the extent technically practicable) all copies of Confidential Information made by us and use our reasonable endeavours to ensure that anyone to whom we have supplied any Confidential Information destroys or permanently erases (to the extent technically practicable) such Confidential Information and any copies made by them, in each case save to the extent that we or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental,

0080105-0000405 PA:20488617.7	213
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under sub-paragraph (iii) of paragraph 2(b) above.

5.	CONTINUING OBLIGATIONS
The obligations in this letter are continuing and, in particular, shall survive and remain binding on us until (a) if we acquire an interest in the Agreement by way of novation, the date on which we acquire such an interest; (b) if we enter into the Acquisition other than by way of novation, the date falling 2 years after termination of that Acquisition; or (c) in any other case 2 years after the date of this letter.

6.	NO REPRESENTATION; CONSEQUENCES OF BREACH, ETC
We acknowledge and agree that:

(a)
neither you, nor any member of the Group nor any of your or their respective officers, employees or advisers (each a "Relevant Person") (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by you or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by you or be otherwise liable to us or any other person in respect of the Confidential Information or any such information; and

(b)
you or members of the Group may be irreparably harmed by the breach of the terms of this letter and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this letter by us.

7.	ENTIRE AGREEMENT: NO WAIVER; AMENDMENTS, ETC

(a)
This letter constitutes the entire agreement between us in relation to our obligations regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

(b)
No failure or delay in exercising any right or remedy under this letter will operate as a waiver thereof nor will any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy under this letter.

(c)	The terms of this letter and our obligations under this letter may only be amended or modified by written agreement between us.

8.	INSIDE INFORMATION
We acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and we undertake not to use any Confidential Information for any unlawful purpose.

0080105-0000405 PA:20488617.7	214
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	NATURE OF UNDERTAKINGS
The undertakings given by us under this letter are given to you and are also given for the benefit of the Company and each other member of the Group.

10.	THIRD PARTY RIGHTS

(a)
Subject to this paragraph 10 and to paragraphs 6 and 9, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this letter.

(b)	The Relevant Persons may enjoy the benefit of the terms of paragraphs 6 and 9 subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

(c)	Notwithstanding any provisions of this letter, the parties to this letter do not require the consent of any Relevant Person to rescind or vary this letter at any time.

11.	GOVERNING LAW AND JURISDICTION

(a)
This letter (including the agreement constituted by your acknowledgement of its terms) (the Letter) and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of the transaction contemplated by this Letter) are governed by English law.

(b)
The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter (including a dispute relating to any non-contractual obligation arising out of or in connection with either this Letter or the negotiation of the transaction contemplated by this Letter).

12.	DEFINITIONS
In this letter (including the acknowledgement set out below) terms defined in the Agreement shall, unless the context otherwise requires, have the same meaning and:
"Confidential Information" means all information relating to the Company, any Obligor, the Group, the Finance Documents, the Facility and/or the Acquisition which is provided to us in relation to the Finance Documents or the Facility by you or any of your affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(a)	is or becomes public information other than as a direct or indirect result of any breach by us of this letter; or

(b)	is identified in writing at the time of delivery as non-confidential by you or your advisers; or

(c)	is known by us before the date the information is disclosed to us by you or any of your affiliates or advisers or is lawfully obtained by us after that date, from a source which is, as far as we

0080105-0000405 PA:20488617.7	215
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

are aware, unconnected with the Group and which, in either case, as far as we are aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.
Group means the Company and its subsidiaries for the time being (as such term is defined in the Companies Act 2006).
Permitted Purpose means considering and evaluating whether to enter into the Acquisition.
Please acknowledge your agreement to the above by signing and returning the enclosed copy.
Yours faithfully

For and on behalf of
[Potential Purchaser]

0080105-0000405 PA:20488617.7	216
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

To:    [Potential Purchaser]
We acknowledge and agree to the above:

For and on behalf of
[Seller]

0080105-0000405 PA:20488617.7	217
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 15
TIMETABLES

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request))	U-10 9.30 a.m. Paris time
BPIAE Agent notifies the Lenders of the Loans in accordance with Clause 5.4 (Lenders' participation)	U-4 11.00 a.m. Paris time
LIBOR is fixed	Quotation Day as of 11:00 a.m. London time
"U"     =    date of Utilisation.
"U – X" =    X Business Days prior to date of Utilisation

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 16
EXISTING GUARANTEES

1.	That certain guarantee provided by the Borrower for the benefit of Boeing in respect of ICLLC's obligations under the Boeing O&M Agreement.

2.
That certain Guarantee of Lease, dated as of August 17, 2009, provided by HoldCo for the benefit of TYE Development Company, L.L.C., in respect of the Borrower's obligations under that certain Deed of Lease, dated as of August 17, 2009, by and between the Borrower and TYE Development Company, L.L.C.

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 17
EXISTING LIENS
None.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 18
COMMUNICATIONS LICENCES

Country	Holder	License	Expiration Date
USA	Iridium Constellation LLC	Space Station Authorization for Big LEO NGSO Satellite Constellation (call sign S2110)	Grant: 1/31/1995; Expires: 11/01/2013
USA	Iridium Satellite LLC	Earth Station Authorization for 50,000 mobile non-common carrier handsets for Government use (call sign E960132)	Grant: 10/30/1996; Expires: 11/1/2021
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Fairbanks, AK (call sign E050282)	Grant: 2/9/2006; Expires: 2/9/2021
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Fairbanks, AK (call sign E060300)	Grant: 3/29/2007; Expires: 3/29/2022
USA	Iridium Satellite LLC	Earth Station Authorization for fixed Ka-band feederlink and TT&C earth station in Tempe, AZ (call sign E960131)	Grant: 10/30/1996; Expires: 11/1/2021
USA	Iridium Constellation LLC	Earth Station Authorization for fixed C-band TT&C earth station in Leesburg, VA (call sign E010193)	Grant: 10/25/2001; Expires: 10/25/2011
USA	Iridium Carrier Services LLC	Earth Station Authorization for 150,000 mobile common carrier handsets for public use (call sign E960622)	Grant: 10/30/1996; Expires: 10/30/2021
Norway	[***]	License no. [***] for use of [***]	Grant: 6/1/2007; Expires: 12/31/2014

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 19
EXISTING FINANCIAL INDEBTEDNESS

1.	Promissory Note in the amount of $23,000,000 by the Borrower in favor of Motorola, Inc., dated as of September 30, 2010.

2.	Irrevocable Standby Letter of Credit from National Bank of Egypt in the amount of 200,000 Egyptian Pounds.

3.	Irrevocable Standby Letter of Credit from Saudi Investment Bank in the amount of 300,000 Saudi Riyals.

4.	Intercompany debt owed by ICG Communications GmbH to Gabrielle 14 Vermoegensverwaltungs GmbH in the amount of €69,401,069.38.

5.	Invoice from Sidley Austin LLP from 2007 in the amount of $197,980.02.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 20

SCHEDULE 20

GROUP STRUCTURE CHART

IRIDIUM – ORGANIZATIONAL STRUCTURE

IRIDIUM COMMUNICATIONS INC. (Delaware)
100%
100%
Baralonco N.V. (Netherlands, Antilles)
Syncom-Iridium Holdings Corp. (Delaware)
50.1%
36.2%
13.7%
Iridium Holdings LLC (Delaware)
100%
Iridium Satellite LLC (Delaware)
Hlamphane Nape Lazarus Maepa
Yelledth Yeyedwa Zungu
Mpho Ntona Moahloli
14%
8%
8%
Spacenet Communications Services de Mexico S.A. de C.V.
100%
Iridium Carrier Holdings LLC (Delaware)
100%
Iridium Carrier Services LLC (Delaware)
100%
SE Licensing LLC (Delaware)
100%
Iridium Constellation LLC (Delaware)
100%
Iridium Government Services LLC (Delaware)
100%
Gabrielle 14 Vermoegensverwaltungs GmbH (Germany)
100%
Gabrielle 15 Vermoegensverwaltungs GmbH (Germany)
100%
ICG Communications GmbH (Germany)³
66%
34%
Iridium Services Verwaltungs GmbH (Germany)
GP
LP 66%
LP 34%
Iridium Services GmbH & Co KG (Germany)²
66%
34%
Iridium Italia S.r.l. (Italy)¹
1%
99%
Iridium Africa Services Uganda Limited (Uganda)
100%
Iridium Africa Services Corporation (British Virgin Islands)
100%
Iridium Africa Services Ghana Limited (Ghana)
0.00008%
99.99992%
Iridium Africa Services Nigeria Limited (Nigeria)
100%
Iridium Satellite SA LLC (Delaware)
100%
Iridium Global Satellite Limited (Ireland)
100%
Iridium Communications International Limited (Ireland)
70%
10.2% (Series A Shares)
89.8% (Series B and N Shares)
99%
1%
95%
5%
99.68%
0.32%
99%
1%
OOO Iridium Communications (Russia)
Iridium Argentina S.A. (Argentina)
Iridium Serviços de Satelites S.A. (Brazil)
Iridium Satellite Colombia Ltda (Columbia)
Iridium Comunicaciones de Mexico S.A.P.I. de C.V. (Mexico)
100%
Iridium Satellite NZ Limited (New Zealand)
100%
Iridium Australia LLC (Delaware)
100%
Iridium Australia Licensee Pty Limited (Australia)
100%
Iridium Satellite (Bermuda) Ltd. (Bermuda)
100%
Iridium Venezuela C.A. (Venezuela)
100%
Iridium Satellite Canada Ltd. (Canada)
100%
Iridium Satellite Singapore Pte. Ltd. (Singapore)
99.99%
.01%
Iridium del Ecuador S.A. (Ecuador)
Iridium Satellite Republic of South Africa (Proprietary) Limited (South Africa)

1 – Branch office in Malta.

2 – Branch office in Italy.

3 – Cancellation of this entity is currently under process.

GROUP STRUCTURE CHART

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SCHEDULE 21
INSURANCE
In this Schedule:
Constellation Aggregate Insurance means insurance covering losses that do not result in a payout under the Falcon Insurance because they are within the franchise of two (2) per launch, plus Partial Losses under both the Dnepr Insurance and Falcon Insurance that do not result in a payout under those policies, when such losses aggregate to at least six (6) total losses, constructive total losses or Equivalent Satellite Losses, subject to self-insurance of three (3) Satellites (provided that the total self-insurance across all policies shall not exceed nine (9) Satellites).
Dnepr Insurance means insurance covering the launch from transfer of risk of loss from TAS under the Satellite Supply Contract and the first twelve months in-orbit of the two (2) Satellites to be launched on the Denpr launch vehicle.
Equivalent Satellite Loss means an aggregation of Partial Losses on multiple Satellites aggregating to 125% of a Satellite.
Falcon Insurance means insurance (together with terminated ignition insurance, unless TAS extends the point of transfer of risk of loss to cover any terminated ignition risk) covering the launch from transfer of risk of loss from TAS under the Satellite Supply Contract and the first twelve months in-orbit of the Satellites to be launched on the Falcon 9 launch vehicle, subject to (i) a franchise of no more than two (2) Satellites per ten (10) Satellites launched on each Falcon 9 launch vehicle and (ii) self-insurance of nine (9) Satellites and one Launch Vehicle for launch losses and three (3) Satellites for in-orbit losses (provided that the total self-insurance across all policies shall not exceed nine (9) Satellites).
[***]
Partial Loss means, using the loss definitions in the Dnepr Insurance or Falcon Insurance, as applicable, degradation of the available satellite operational capability of a Satellite of less than 75%.
[***]
Total Required Insurance Amount means the aggregate amounts of insurance that are provided under the Dnepr Insurance, Falcon Insurance and Constellation Aggregate Insurance, being a total aggregate amount of USD2,777,000,000 (subject to the self-insurance elements of the Falcon Insurance and the Constellation Aggregate Insurance).

1.
Appendix 1 specifies the insurances which are to be effected or procured by the Obligors (or which the Obligors are to ensure are effected or procured by TAS and the Launch Services Providers, as the case may be). The Borrower shall procure that the insurances specified in Appendix 1 are purchased and maintained in full force and effect for the period of cover set out in Appendix 1.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.
Terms and conditions in the launch and initial-in orbit insurance set out in Section 3 of Part 1 of Appendix 1 (for the avoidance of doubt, including insurance in respect of replacement launches to the extent applicable) (the Launch and Initial In-Orbit Insurance) shall include provisions customary at the time of placement including:

(a)	loss payee provision satisfactory to the BPIAE Agent;

(b)	insurance to be primary to any other insurance carried by the insured;

(c)	that the proceeds of the launch insurance claims are subject to security by way of assignment and/or délégation to the BPIAE Agent and/or the Security Agent;

(d)	the Security Agent, on behalf of the Finance Parties has the right, but not the obligation, to pay premiums;

(e)
insurers waive all rights of (i) set off or counterclaim against the Obligors in connection with their obligations to make payments under such insurance, except as regards payment of premium under the applicable policy and (ii) subrogation against the Security Agent and the Finance Parties; and

(f)	provision of Brokers' standard letter of undertaking (in substantially the form attached as Appendix 3) and acknowledgement of assignment.

3.
3 months before the anticipated date of any launch (the Scheduled Launch Date), or such later time as agreed by the BPIAE Agent, the Borrower shall provide evidence to the BPIAE Agent that the Launch and Initial In-Orbit Insurances are confirmed bound. No later than:

(a)	(in the case of a Falcon launch) ninety (90) days before the Scheduled Launch Date; and

(b)	(in the case of a DNEPR launch), sixty (60) days before the Scheduled Launch Date, or, upon written request from the Borrower and subject to the approval of the BPIAE Agent, such later mutually agreed date based on prevailing market conditions but not later than thirty (30) days before the Scheduled Launch Date, the Borrower shall provide to the BPIAE Agent and the Security Agent the Launch and Initial In-Orbit Insurance documentation duly agreed by all parties thereto.

4.
All insurers shall be of internationally recognised reputation in the satellite insurance marketplace and carrying a Standard & Poor's Rating Services ("S&P") insurer security rating of no less than A-, or AM Best A- or Fitch A- or Moody's A3 or equivalent, or with a credit rating or credit standing otherwise acceptable to the BPIAE Agent (acting on the advice of the Insurance Adviser) (an Acceptable Insurer) subject, in the case of each class of Insurance, to a basket of ten per cent. (10%) of the sum insured:

(a)	(subject to paragraph (b) below) that may be allocated to insurers rated BBB by S&P or B++ by AM Best or Fitch BBB or Moody's Baa2 or equivalent; and

(b)	of which (subject to KYC approval):

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	in relation to the Launch and In-Orbit Insurance for the first launch, cover in an amount of up to [***]% of the insurance value of such launch may be placed with [***]; and

(ii)	in relation to the Launch and In-Orbit Insurance for the first three launches, cover in an amount of up to:

(A)	[***]% of the insurance value of all three such launches may be placed with [***] (in addition to the amount of the insurance value in relation to the first launch set forth in clause (i) above); and

(B)	[***]% of the insurance value of all three such launches may be placed with [***], and for subsequent launches, the participations of such insurers for any given launch shall not exceed [***]% of the pro-rated Total Required Insurance Amount for that launch.

5.	The total premium paid by the Borrower for all the Launch and Initial In-Orbit Insurance policies shall not exceed USD[***] without the prior consent of the Majority Lenders.

6.	Within fifteen (15) days after the first launch, the Borrower shall provide to the BPIAE Agent and the Technical Adviser a status report on:

(a)	the progress of the launch and the related In-Orbit Acceptance; and

(b)	the implementation of the provisions of this Schedule 21; and
if requested by the BPIAE Agent shall meet together with the Insurance Adviser and Technical Adviser in order to discuss the same.

7.
On the first and sixteenth day (or if such day is not a Business Day, on the first Business Day thereafter) of each month following 24 November 2015, the Borrower shall address to the BPIAE Agent a status report on the implementation of the insurance program contemplated by this Schedule 21.

8.	The Borrower shall:

(a)	make (or prior to the date of the Amendment shall have made) its reasonable efforts to seek for additional placement:

(i)	for the Constellation Aggregate Insurance; and

(ii)	to cover for any Satellite which has not reached its operational orbit within 12 months of the relevant launch, at reasonable market conditions considered as such by the Insurance Adviser; and

(b)	for so long as such efforts to obtain additional insurance cover proves totally or partly unsuccessful, no later than 60 days before each Scheduled Launch Date, address to the

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BPIAE Agent (who shall address the same to BPIAE no later than 30 days before each Scheduled Launch Date) a report by (x) an acceptable insurance broker (it being agreed, without limitation, that Marsh USA is an acceptable insurance broker) or (y) the Insurance Adviser:

(i)	describing in reasonable detail the status of; and

(ii)	certifying the Borrower directs its reasonable efforts into, such efforts to obtain additional insurance cover at reasonable market conditions considered as such by the Insurance Adviser.

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APPENDIX 1
INSURANCE SCHEDULES
PART 1
MATERIAL INSURANCE

1.	Pre-launch property "all risks" insurance:
Pre-launch property "all risks" insurance to be provided by TAS under the Satellite Supply Contract, covering the Satellites before risk transfers to the Borrower.
The insurance will include the Borrower and/or its designees named as an additional insured on such insurance policy(ies) to the extent of their interest and the Borrower shall use best efforts to procure that the Security Agent is also named as an additional insured on such insurance policy(ies) to the extent of its interest.

2.	Pre-launch and launch liability insurance:

(a)	Where the Launch Services Provider is SpaceX:
Pre-launch and launch liability insurance to be provided by SpaceX covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and SpaceX, their contractors, subcontractors, suppliers and agents related to the SpaceX Launch Contract at the Launch Site as required by the SpaceX Launch Contract.
The insured parties will be SpaceX, the Borrower, U.S. Government, TAS, their contractors, subcontractors, suppliers and agents, BPIAE, the Lenders and all others provided for by the SpaceX Launch Contract.
The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the FAA for a Falcon 9 launching from Vandenberg Air Force Base, California.

(b)	Where the Launch Services Provider is International Space Company Kosmotras (Kosmotras):
Pre-launch and launch liability insurance to be provided by Kosmotras covering legal liability for third party property damage and bodily injury caused by an occurrence resulting from the activities carried out by the Borrower and Kosmotras, their contractors, subcontractors, suppliers and agents related to the Launch Services Contract, dated June 14, 2011, between the Borrower and Kosmotras (the Kosmotras Launch Contract) at the launch site as required by the Kosmotras Launch Contract.
The insured parties will be Kosmotras, the Borrower, Russian government, US government, TAS, their contractors, subcontractors, suppliers and agents, BPIAE, the Lenders and all others provided for by the Kosmotras Launch Contract.

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The insurance will provide a limit of liability at least to the levels required pre-launch and post launch by the Ministry of Defense in Russia, for a Dnepr launching from Yasny, Russia.

(c)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):
Pre-launch and launch liability insurance to be provided by the Launch Services Provider acceptable to the BPIAE Agent (acting on the advice of the Insurance Adviser), and based on the customary terms of coverage provided by the Launch Services Provider taking into account the launch vehicle/site and launch programme).

3.	Launch and Initial In-Orbit insurance:

(a)	Satellites and Launch Vehicles
Where the Launch Services Provider is SpaceX and Kosmotras:
Launch and Initial In-Orbit Insurance to be provided by the Borrower from transfer of risk of loss from TAS to the Borrower under the Satellite Supply Contract, for "all risks" of physical loss of or damage to each of the 72 Satellites (subject to the franchises and self-insurance elements under the Falcon Insurance and Constellation Aggregate Insurance) arising out of the launch thereof in each case, until 12 months after the launch thereof.
The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.
The insurance will provide coverage:

(i)
during the period from transfer of risk of loss from TAS up to separation of each Satellite from the launch vehicle, of each of the insured 72 Satellites, in an amount equivalent to the replacement value of the Satellites plus the pro-rated cost of launch services for such Satellites (subject to the self-insurance elements of the Falcon Insurance and Constellation Aggregate Insurance); and

(ii)
during the 12 months post-separation phase of each launch of each of the insured 72 Satellites, after In Orbit Acceptance of each of the Satellites, at least equal to the amount of the replacement value of the Satellites plus the pro-rated cost of launch services such Satellites, as follows (on a cumulative basis and taking into account (if applicable, but it being agreed that the Borrower shall use its best efforts to (i) subscribe to insurance with no cap or (ii) subscribe to additional insurance to cover any shortfall due to a cap) the [***] and the [***]):

(i)	in respect of the Constellation Aggregate Insurance, for at least [***]% of the maximum amount of USD637,500,000 (subject to the self-insurance elements of the Constellation Aggregate Insurance);

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(ii)	in respect of each Falcon launch for an insurance amount of no less than USD383,000,000 per launch (subject to the self-insurance elements of the Falcon Insurance);

(iii)	in respect of the first launch, for an insurance amount of no less than USD96,000,000; and

(iv)	in respect of all launches (taken together) after the third launch, for 100% of the pro-rated Total Required Insurance Amount for those launches, it being specified that:

(v)
in respect of Satellites launched by Kosmotras, the amount of insurance required to be recoverable from insurers is not to be made subject to any franchise or self-insured retention or deductible amount; and

(vi)	in respect of Satellites launched by SpaceX, the amount of insurance recoverable in accordance with this Paragraph (a) may be made subject to a franchise not exceeding:

(A)	2 Satellites (i.e., indemnity for three Satellites triggered on the loss of every third Satellite) of each separate batch of 10 launched by SpaceX; and

(B)
under the Constellation Aggregate Insurance, the first 5 Satellites (i.e., indemnity for six Satellites triggered on the loss of every sixth Satellite) before indemnity is triggered for the replacement of the first six Satellites and the second 5 Satellites before indemnity is triggered for the replacement of the next six Satellites but thereafter no franchise is to apply.

For purposes of clarification, the "replacement value of the Satellites" does not intend to include the costs of insurance of the insurance premium costs that were required to insure the replacement cost of the Satellites for each insured launch.
The insured parties will be the Borrower and the Security Agent and the insurance will conform to the subrogation waiver requirements in the Satellite Supply Contract and the Launch Services Contracts.

(b)	Where an alternative Launch Services Provider is selected (pursuant to Schedule 22 (Back-Up Launch Strategy)):
Launch and Initial In-Orbit Insurance to be provided by the Borrower as agreed with the Majority Lenders (in consultation with the Insurance Adviser, and based on the general parameters applicable for SpaceX including self-insurance, franchises and deductibles, but taking into account relevant differences in the Launch Services Contract, launch vehicle/site and launch programme).
The insurance shall include Lender clauses substantially in the form set out in Appendix 2.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 2
NON MATERIAL INSURANCE

1.	Property Insurance:
Property damage insurance with respect to property other than the Satellites in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

2.	Commercial General Liability Insurance:
Commercial general liability insurance against claims for bodily injury (including death) and property damage in such amounts and on such terms and conditions as are customarily carried by companies engaged in the same or a similar business in places where such business is conducted.

3.	Other:
Insurance required by applicable law and prudent operator practice.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 2
LENDER CLAUSES
The Lender clauses to be included in the insurances as set out in Part 1 of Appendix 1 are to be as follows or as otherwise agreed and approved in writing by the Security Agent (in consultation with the Lenders' Insurance Adviser). For the purposes of clarification, Lender clauses agreed with the insurers at or prior to the date of this amendment are deemed to have been approved in writing by the Security Agent.
The Lender Clauses below may be included in or by way of endorsement to the insurance or as an amendment thereto:
It is agreed that with effect from inception of the Period, the following applies:
The Named Insured has entered into a credit facility agreement dated 4 October 2012 (as amended and/or restated on 2 May 2014 and on 24 November 2015) with Deutsche Bank AG (Paris Branch), Banco Santander SA, Société Générale, Natixis, Mediobanca International (Luxembourg) S.A. and the other lenders thereunder (the Lenders) (the Facility Agreement)
Under the Facility Agreement, Société Générale acts as the facility agent (the Agent) and Deutsche Bank Trust Company Americas as the security agent (the Security Agent) for the Lenders under the associated security agreements.
The Security Agent, on behalf of the Lenders, is added as Additional Insured under the insurance, whose rights are limited to those expressly stated in this Endorsement irrespective of what law or custom may require or imply.
SECTION I. Additional Insureds
The Security Agent, on behalf of the Lenders:
Deutsche Bank Trust Company Americas, 60 Wall Street, 16th floor, New York, NY, USA.
The following provisions shall be included in the Launch and Initial In-Orbit insurance wordings in all material respects substantially as follows:

1.	Loss Payee provision of the Launch and Initial In-Orbit insurance:
Claims under this insurance are adjusted with the Named Insured and paid to the Security Agent for the benefit of the Lenders to the extent of the Lenders' interest. Payment must be by electronic funds transfer and sent to the following account:
[***]
The Named Insured, the Additional Insured and the Insurers agree to sign a mutual release agreement acceptable to each of them before a claim is paid.

2.	Subrogation Condition:
The Insurers shall waive all rights of subrogation against the Additional Insured.

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HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Cancellation Condition is amended to read:
This insurance may be cancelled only by mutual written agreement between the Named Insured, the Security Agent and the Insurers except that this insurance may be cancelled unilaterally by the Insurers for non-payment of Premium.

4.
If cancellation is due to non-payment of Premium, the Insurers must give written notice of cancellation to the Named Insured and the Security Agent at least 15 days in advance of the effective date of cancellation. The 15 day period begins on the date on which the notice has been received by the Named Insured and the Security Agent. Payment of the Premium due within the notice period by the Named Insured or Additional Insured voids the notice of cancellation for non-payment of Premium.

5.
The Insurers acknowledge and agree that this insurance and the Constellation Aggregate Insurance and Falcon Insurance provide the main cover for the Named Insured and that in the event of a loss covered under this insurance and the Constellation Aggregate Insurance and Falcon Insurance which is also covered either in whole or in part under any other insurances effected by or on behalf of the Named Insured or the Additional Insureds, this insurance responds as if those other insurances are not in force.

6.
The Insurers acknowledge and agree not to exercise any right of set off (other than with respect to non payment of Premium) and counterclaim against the Named Insured or the Additional Insured, provided that such set off and counterclaim only refers to set off or counterclaim for another debt or obligation unrelated to the Iridium insurance.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 3
FORM OF BLOU (LAUNCH & IN ORBIT INSURANCE)
BROKER'S LETTER OF UNDERTAKING
To:    Agent Bank as agent (the BPIAE Facility Agent) under the BPIAE Facility Agreement (as defined below)
Broker Letter of Undertaking
[●] Month [2014]
Dear Sirs,
We, Marsh Limited, have been requested by Iridium Satellite LLC (the Borrower) to provide you with certain confirmations relating to the insurances arranged by us in relation to the Iridium NEXT project. Accordingly we provide you with the confirmations set out below.
For purposes hereof:
"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London.
"BPIAE Facility Agreement" means the senior term loan facility agreement dated [●] 2010 and made between, amongst others, the Borrower and [Agent Bank] as BPIAE Facility Agent, as amended from time to time.
"Finance Parties" has the meaning given to it in the BPIAE Facility Agreement.
"Insurer" means the insurer with whom the Policy has been taken out.
"Security Agent" means [●]
We confirm that:

(a)
the insurances summarised in Appendix 1 attached to this letter (the Insurances) are, to the best of our knowledge in full force and effect in respect of the risks set out in the insurance coverages evidenced in the policies/cover notes attached as Appendix 2 (the Policies). Subject to confirmation by the Insurance Adviser, the Insurances are structured to comply with the Borrower's obligations with respect to Schedule 21 (Insurance) to the BPIAE Facility Agreement;

(b)
all premia due to date in respect of the Insurances required to be paid as at the date of this letter in accordance with the terms of credit for the Borrower are paid, and the Insurances are, to the best of our knowledge and belief, placed with insurers, which as at the time of placement comply with (i) the requirements of Schedule 21 (Insurance) of the BPIAE Facility Agreement and/or (ii) as mutually agreed by all parties to the BPIAE Facility Agreement;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the Insurances name the Security Agent (for and on behalf of the Finance Parties) as additional insured and as loss payee in each of the policies;

(d)
we are not aware of any reason why the Borrower or any Insurer, in our reasonable opinion, may be unwilling or unable to honour its obligations in relation to the Insurances, or to avoid the Insurances or any claim, in whole or in part; and

(e)
we undertake to promptly advise the BPIAE Facility Agent and the Security Agent in writing upon being notified by the Insurer that the Insurance(s) have been cancelled or that the Insurer deems the Borrower to be in default of the Insurance.

(f)
The confirmations in (e) above only relate to knowledge and information formally acquired in our capacity as broker to the Borrower, as the case may be, in relation to the Insurances and ceases upon Marsh no longer being the broker for the Borrower of the Insurance.

We further undertake:

(a)
upon being notified, to promptly forward to all Insurers at the time of inception and/or renewal of and/or any change in the identity of any Insurers any notice of assignment to the Security Agent of the Borrower's rights under the Insurances and to the insurance proceeds in relation to the Insurances, substantially in the form set out in Appendix 4 of Schedule 21 (Insurance) of the BPIAE Facility Agreement, duly executed by the Borrower and received by us, and to use our reasonable endeavours:

(i)	to secure the Insurers' acknowledgement of receipt of such notices of assignment; and

(ii)	to confirm that such notices are incorporated into or endorsed on the policies, of the Insurance, and to provide the BPIAE Facility Agent and the Security Agent with copies of such notices, endorsements and acknowledgements;

(b)	to promptly notify you:

(i)	upon our becoming notified in writing of any material change or alteration made or proposed to be made to the Insurances;

(ii)	upon our receiving any notice of cancellation (including for non-payment of premium) of the Insurance by an Insurer;

(iii)
in the event of our being notified of any purported assignment of or the creation of any security interest over the Borrower's interest or rights in any of the Insurances (other than any such assignment or security interest created pursuant to a Transaction Security Document (as defined in the BPIAE Facility Agreement); and

(iv)	after giving or receiving notice of termination of our appointment as insurance brokers to the Borrower in relation to the Insurances.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)
to maintain intact files (including all documents disclosed and correspondence in connection with the placement of the Insurances and claims thereunder) and to give to the Security Agent and BPIAE Facility Agent all such information relating to the Insurances (including true copies of any placing slips) as the Security Agent and BPIAE Facility Agent may reasonably request in writing, provided such disclosures are subject to Marsh's record retention policies;

(d)	to promptly provide to pass on to the BPIAE Facility Agent and Security Agent copies of any notice given by any Insurer under or in respect of the Insurances to the Finance Parties; and
The above undertakings are given:

(a)
subject to our lien, if any, on the Insurances referred to above for premia due under such Insurances in respect of the Insurances and subject to the Insurers' right of cancellation on default in payment of such premia;

(b)	subject to our continuing appointment as insurance brokers to the Borrower in relation to the Insurances; and

(c)	subject to the termination date of [insert date commitment ends] in which case all of our obligations under this letter shall cease.
We have arranged the Insurance on the basis of information and instructions given by the Borrower. We have not made any particular or special enquiries regarding the Insurance beyond those that we normally make in the ordinary course of arranging insurances on behalf of our clients. The confirmations set out in this letter are given by reference to our state of knowledge at the date hereof.
Save insofar as we have given agreements or representations in this letter, it is to be understood by the addressees of this letter that they may not rely on any advice which we have given to the Borrower, and we do not represent that the Insurance are suitable or sufficient to meet the needs of the addressees who must take steps and advice of their own as they consider necessary in order to protect their own interests.
This letter has been prepared exclusively for the use of the parties to whom it is addressed. No responsibility is accepted to any third party for any part of the contents of this letter and in the event that it is disclosed to a third party any and all liability howsoever arising to that third part is hereby expressly excluded.
Our aggregate liability to any persons who act in reliance on this letter, or on any other broker's letter of undertaking issued by us in respect of the Insurances, for any and all matters arising from them and the contents thereof shall in any and all events be limited to the sum of $5,000,000, even if we are negligent. We do not limit our liability for our fraud.
For the avoidance of doubt, all confirmations given in this letter relate solely to the Insurance. They do not apply to any other insurances or reinsurances, and nothing in this letter should be taken as providing undertakings or confirmations in relation to any other insurance or reinsurance that ought to have been placed by, or may at some future date be placed by, other brokers.
This letter and all non-contractual obligations arising out of or in connection with this letter shall be governed by and shall be construed in accordance with New York law and any dispute as to its terms shall be submitted to the exclusive jurisdiction of the federal courts of New York.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Yours faithfully,

Name:
Title:
for and on behalf of
Marsh Limited
Acknowledged and agreed

Name:
Title:
for and on behalf Marsh Inc

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 4
FORM OF NOTICE OF ASSIGNMENT OF INSURANCE AND INSURANCE PROVIDER ACKNOWLEDGEMENT
FORM OF ASSIGNMENT NOTICE
[on the letterhead of the relevant Obligor]
From:    [OBLIGOR]
To:    [INSURANCE PROVIDER]
Copy:    [SECURITY AGENT]
[DATE]
Ladies and Gentlemen,
Re: [describe insurance policy] (the Insurance Policy)

1.	Notice
We give you notice that we have granted to [SECURITY AGENT] the (Security Agent) a first‑priority security interest in all of our rights, interests and benefits under the Insurance Policy.

2.	Authorization
We irrevocably instruct and authorize you, from and after the date of this letter, to send copies of any notices and other information required or permitted to be sent to us under the Insurance Policy to the Security Agent as follows:
[●]
Fax:    [●]
Attention:    [●]

3.	Amendments
The instructions in this letter may not be revoked or amended without the prior written consent of the Security Agent.

4.	Acknowledgement
We request that you indicate your agreement to the terms of this notice by signing and returning to the Security Agent and to us copies of the acknowledgement that is attached.
Yours faithfully,
[OBLIGOR]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

By:
Title:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 5
FORM OF ASSIGNMENT ACKNOWLEDGEMENT
[on the letterhead of the Insurance Provider]
From:    [INSURANCE PROVIDER]
To:    [SECURITY AGENT]
and
[OBLIGOR]
[DATE]
Ladies and Gentlemen:
Re:    [describe the Insurance Policy] (the Insurance Policy)
We confirm that we have received from [SECURITY PROVIDER] (the Security Provider) a notice dated [          ] (the Notice) informing us that the Obligor has granted to [SECURITY AGENT] (the Security Agent) a first‑priority security interest in all of its rights and interests under the Insurance Policy. We also confirm that we have not received notice of any other assignment of the Insurance Policy or of any interest or claim of any third party in or to the Insurance Policy.
Yours faithfully,

[INSURANCE PROVIDER]

By:
Title:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 22
BACK-UP LAUNCH STRATEGY
[***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 23
SECONDARY PAYLOAD HEADS OF TERMS

1.	To the extent permitted under applicable law, there shall be [***].

2.	To the extent permitted under applicable law, [***].

3.	As consistent with or required under applicable laws, a Secondary Payload customer shall agree to [***].

4.	Use of the Secondary Payload shall at all times be in accordance with:

(a)	all applicable laws and regulations (including radio-frequency spectrum usage, content or application/end use restrictions); and

(b)	the Iridium technical/satellite access conditions contained in the Secondary Payload agreement.

5.	To the extent permitted under applicable law, a Secondary Payload customer will [***].

6.	Subject to paragraph 3 above and to the extent permitted under applicable law, [***].

7.	To the extent permitted under applicable law, the obligations of the Obligors and their Affiliates that are NEXT Group members under the Secondary Payload Contract [***] are limited to:

(a)	[***]; and

(b)	[***]; and

(c)	[***],
[***].

8.	The Secondary Payload customer may have [***].
Capitalised terms used but not defined in this Schedule 23 (Secondary Payload Heads of Terms) shall have the meaning given to them in this Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 24
MILESTONES
Critical Path Satellite Manufacturing Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Major Early Program Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Pre Production Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Post Production Milestones:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Launch Provider Segment Milestones:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 25
SHARES AND MATERIAL COMPANIES
A.    Shareholders of the Parent

Name	Shares	Percentage*
Syndicated Communications Venture Partners IV, L.P.	4,030,855	5.74%
Syndicated Communications, Inc.	5,280,580	7.52%
T. Rowe Price Associates, Inc.	4,377,600	6.23%
Greenhill & Co., Inc.**	8,924,016	12.70%
Baralonco Limited	11,648,080	16.58%
*Based on total outstanding shares of 70,251,001 as of August 6, 2010.
**Greenhill & Co., Inc. also holds warrants to purchase 4,000,000 shares of the common stock of the Parent.
Integrated Core Strategies (US) LLC holds warrants to purchase 5,400,620 shares of the common stock of the Parent.
B.    Material Companies

1.	Each Original Obligor; and

2.	Baralonco N.V. (a Netherlands Antilles naamloze vennootschap).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 26
FORM OF SECONDARY PAYLOAD STATUS REPORT
To:    BPIAE Agent
From:    Borrower
Dated: [●]
IRIDIUM SATELLITE LLC
$[●] BPIAE Facility Agreement dated [●] (the Facility Agreement)
Dear Sirs:
Reference is made to the Facility Agreement. Terms defined in the Facility Agreement have the same meaning when used in this Secondary Payload Status Report. This Secondary Payload Status Report is being delivered by the Borrower in accordance with paragraph (a)(ii) of Clause 21.6 (NEXT System Documents) of the Facility Agreement. This Secondary Payload Status Report is delivered with respect to the [Financial Year ended [●]] / [Financial Quarter ended 30 June [●]]. The Borrower confirms that as of [●], the status of each Secondary Payload Contract entered into (or to be entered into) by a member of the NEXT Group are as set forth in the table below:

#	Name of Secondary Payload Contract	Name of Secondary Payload Customer	Status of Secondary Payload Contract	Revenues Projected under Secondary Payload Contract
1
2
3
4
5

Signed
Borrower

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 27
EXISTING JOINT VENTURES
1.    [***]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 28
SECURITY AGENT

1.	Appointment and duties of the Security Agent

(a)
Each Secured Party irrevocably appoints the Security Agent to act as its security agent under and in connection with the Finance Documents to which it is a party, on the terms and conditions set out herein.

(b)	Each Secured Party irrevocably authorizes the Security Agent to:

(i)
perform the duties and to exercise the rights, powers and discretions that are specifically given to it hereunder and under and in connection with the other Finance Documents, together with any other incidental rights, powers and discretions; and

(ii)	enter into each Transaction Security Document.

(c)	The Security Agent has only those duties which are expressly specified in the Finance Documents. Those duties are solely of a mechanical and administrative nature.

2.	Security Agent as holder of Security

(a)	In this Schedule 28 (Security Agent):

(i)	Security Agent Claim has the meaning given to it in paragraph (c) below.

(ii)	Secured Party Claim means any amount which an Obligor owes to a Secured Party under or in connection with the Finance Documents.

(b)	Unless expressly provided to the contrary, the Security Agent holds any security created by a Transaction Security Document as agent for the relevant Secured Parties.

(c)
Each Obligor must pay the Security Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (each, a Security Agent Claim). For the purposes of Russian law and subject to the other provisions of this paragraph 2, the Security Agent is the joint and several creditor with each Secured Party in respect of each Secured Party Claim, with an independent right to demand and enforce payment of each Security Agent Claim on the terms set out in paragraphs (f) to (m) below.

(d)	Unless expressly provided to the contrary in any Finance Document, the Security Agent holds:

(i)	the benefit of any Security Agent Claims; and

(ii)	any proceeds of the enforcement of any Transaction Security Documents, for the benefit, and as the property, of, and on trust for, the Secured Parties and so that they are not available to the personal creditors of the Security Agent or otherwise available to the Security Agent for its own use.

0080105-0000405 PA:20489646.8	248
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	The Security Agent will separately identify in its records the property rights referred to in paragraph (d) above.

(f)	It is agreed that, in respect of each Security Agent Claim, the Security Agent shall:

(i)	share the proceeds of each Security Agent Claim with the other Secured Parties; and

(ii)	pay those proceeds to the Secured Parties,
in accordance with their respective interests in the amounts outstanding under the Finance Documents.

(g)
The Security Agent may enforce performance of any Security Agent Claim in its own name as an independent and separate right. This includes filing any suit, execution, enforcement of Transaction Security Documents in accordance with their respective terms, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(h)
Each Secured Party must, at the request of the Security Agent, perform any act required in connection with the enforcement of any Security Agent Claim. This includes issuing a power of attorney to the Security Agent and joining in any proceedings as co-claimant with the Security Agent.

(i)
Unless the Security Agent fails to enforce a Security Agent Claim within a reasonable time after its due date, a Secured Party may not take any action to enforce the corresponding Secured Party Claim unless it is requested to do so by the Security Agent.

(j)
Each Obligor irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Security Agent in respect of any Security Agent Claim.

(k)	In each case, and (for the avoidance of doubt) without otherwise increasing the aggregate indebtedness of the Obligors:

(i)	discharge by an Obligor of a Secured Party Claim will discharge the corresponding Security Agent Claim in the same amount; and

(ii)	discharge by an Obligor of a Security Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(l)	The aggregate amount of the Security Agent Claims will never exceed the aggregate amount of Secured Party Claims.

(m)	(i) A defect affecting a Security Agent Claim against an Obligor will not affect any Secured Party Claim.

(i)	A defect affecting a Secured Party Claim against an Obligor will not affect any Security Agent Claim.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(n)
If the Security Agent returns to any Obligor, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Security Agent.

3.	Instructions

(a)
Subject to the terms of this Agreement and the Motorola Intercreditor Agreement, the Security Agent must exercise any rights, power or discretion vested in it as Security Agent in accordance with any instructions given to it by the BPIAE Agent or, if so instructed by the BPIAE Agent, refrain from exercising any such right, power or discretion.

(b)
The Security Agent is fully protected if it (i) acts on the instructions of the BPIAE Agent in the exercise of any right, power or discretion or any matter not expressly provided for in this Agreement, the Transaction Security Documents or any other Finance Documents or (ii) does not act because no such instructions or no requested instructions or clarification have been given to it by the BPIAE Agent. Any such instructions will be binding on all the Secured Parties.

(c)	In the absence of instructions, the Security Agent may act or refrain from acting as it considers to be in the best interests of all the Secured Parties.

(d)	The Security Agent may assume that, unless it has received notice to the contrary, any right, power, authority or discretion vested in any Party has not been exercised.

(e)
The Security Agent may refrain from acting in accordance with the instructions of the BPIAE Agent (or, if appropriate, the Secured Parties) until it has received security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it may incur in complying with the instructions of the BPIAE Agent.

(f)
The Security Agent is not authorised to act on behalf of a Secured Party (without first obtaining that Secured Party's consent) in any legal or arbitration proceedings in connection with any Finance Document, except where expressly permitted by the terms of this Agreement or where the legal or arbitration proceedings relate to:

(i)	the perfection, preservation or protection of rights under the Transaction Security Documents; or

(ii)	the enforcement of any Transaction Security Document.

4.	Responsibility

(a)	The Security Agent is not liable or responsible to any other Secured Party for:

(i)	any failure in perfecting or protecting any Transaction Security; or

(ii)	any other action taken or not taken by it in connection with any Transaction Security Document, unless directly caused by its gross negligence or wilful misconduct.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	The Security Agent is not responsible for:

(i)	the right or title of any person in or to, or the value of, or sufficiency of any part of the Transaction Security;

(ii)	the priority of any Lien created by the Transaction Security Documents;

(iii)	the existence of any other Lien affecting any asset secured under a Transaction Security Document;

(iv)	the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Finance Document; or

(v)	the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other document.

5.	Title
The Security Agent may accept, without enquiry, the title (if any) the Company may have to any asset over which security is intended to be created by any Transaction Security Document.

6.	Possession of documents
The Security Agent is not obliged to hold in its own possession any Transaction Security Document, title deed or other document in connection with any asset over which security is intended to be created by a Transaction Security Document. Without prejudice to the above, the Security Agent may allow any bank providing safe custody services or any professional adviser to the Security Agent to retain any of those documents in its possession.

7.	Approval
Each Secured Party:

(a)	confirms its approval of each Transaction Security Document;

(b)
authorises and directs the Security Agent (by itself or by such person(s) as it may nominate) to enter into and enforce the Transaction Security Documents as trustee (or agent) or as otherwise provided (and whether or not expressly in the names of the Secured Parties) on its behalf for the purpose of all laws other than Russian law; and

(c)
authorises and directs the Security Agent to enter into and enforce the Transaction Security Documents governed by Russian law in its own name as the joint and several creditor with each Secured Party.

8.	Individual position of Security Agent
The Security Agent may:

(a)	carry on any business with any Obligor or its related entities (including acting as an agent or a trustee for any other financing); and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	retain any profits or remuneration it receives under the Finance Documents or in relation to any other business it carries on with any Obligor or its related entities.

9.	Reliance
The Security Agent may:

(a)	rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(b)	rely on any statement made by any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify;

(c)	assume, unless the context otherwise requires, that any communication made by:

(i)	the Company is made on behalf of and with the consent and knowledge of each Obligor; and

(ii)	the BPIAE Agent is made on behalf of and with the consent and knowledge of the Secured Parties it represents;

(d)	engage, pay for and rely on professional advisers selected by it (including those representing a Party other than the Security Agent); and

(e)	act under the Finance Documents through its personnel and agents.

10.	Exclusion of liability

(a)
The Security Agent is not liable to any Secured Party for any action taken or not taken by it in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b)
No Party (other than the Security Agent) may take any proceedings against any officers, employees or agents of the Security Agent in respect of any claim it might have against the Security Agent or in respect of any act or omission of any kind by that officer, employee or agent in connection with any Finance Document.

(c)
The Security Agent is not liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)	(i) Nothing in this Agreement will oblige the Security Agent to satisfy any customer due diligence requirement in relation to the identity of any person on behalf of any Secured Party.

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)
Each Secured Party confirms to the Security Agent that it is solely responsible for any customer due diligence requirements it is required to carry out and that it may not rely on any statement in relation to those requirements made by any other person.

11.	Default
The Security Agent is not obliged to monitor or enquire whether a Default has occurred. The Security Agent is not deemed to have knowledge of the occurrence of a Default.

12.	Information

(a)	The Security Agent must promptly forward to the person concerned the original or a copy of any document which is delivered to the Security Agent by a Party for that person.

(b)
Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(c)	Except as provided above, the Security Agent has no duty:

(i)
either initially or on a continuing basis to provide any Secured Party with any credit or other information concerning the risks arising under or in connection with the Finance Documents (including any information relating to the financial condition or affairs of any Obligor or its related entities or the nature or extent of recourse against any Party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(ii)	unless specifically requested to do so by a Secured Party in accordance with a Finance Document, to request any certificate or other document from any Obligor.

(d)	Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Secured Party confirms that it:

(i)
has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets); and

(ii)
has not relied exclusively on any information provided to it by the Security Agent in connection with any Finance Document or agreement entered into in anticipation of or in connection with any Finance Document.

(e)
In acting as the Security Agent, the Security Agent will be regarded as acting through its agency division which will be treated as a separate entity from its other divisions and departments. Any information acquired by the Security Agent which, in its opinion, is acquired by another division or department or otherwise than in its capacity as the Security Agent may be treated as confidential by the Security Agent and will not be treated as information possessed by the Security Agent in its capacity as such.

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)
The Security Agent is not obliged to disclose to any person any confidential information supplied to it by or on behalf of an Obligor (or any related person) solely for the purpose of evaluating whether any waiver or amendment is required in respect of any term of the Finance Documents.

(g)	Each Obligor irrevocably authorises the Security Agent to disclose to the other Secured Parties any information which, in its opinion, is received by it in its capacity as the Security Agent.

13.	Compliance
The Security Agent may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

14.	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint any of its affiliates as successor Security Agent by giving notice to the Secured Parties and the Company.

(b)	Alternatively, the Security Agent may resign by giving notice to the Secured Parties and the Company, in which the BPIAE Agent may appoint a successor Security Agent.

(c)	If no successor Security Agent has been appointed under paragraph (b) above within 30 days after notice of resignation was given, the Security Agent may appoint a successor Security Agent.

(d)
The resignation of the Security Agent and the appointment of any successor Security Agent must be effected by agreement in form and substance satisfactory to the retiring Security Agent and the successor Security Agent and will both become effective only when the following conditions have been satisfied:

(i)	the successor Security Agent notifies all the Parties that it accepts its appointment;

(ii)	the successor Security Agent has received legal advice to the effect that the rights under the Finance Documents (and any related documentation) have been transferred or assigned to it; and

(iii)	each Secured Party (other than the Security Agent) confirms to the Security Agent that it is satisfied with the credit rating of the proposed successor Security Agent].
On satisfaction of the above conditions, the successor Security Agent will succeed to the position of the Security Agent and the term Security Agent will mean the successor Security Agent.

(e)	The retiring Security Agent must, at its own cost:

(i)
make available to the successor Security Agent those documents and records and provide any assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as the Security Agent under the Finance Documents; and

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)
enter into and deliver to the successor Security Agent those documents and effect any registrations as may be required for the transfer or assignment of all of its rights and benefits under the Finance Documents to the successor Security Agent.

(f)
The Company must, at its own cost, take any action and enter into and deliver any document which is required by the Security Agent to ensure that a Transaction Security Document provides for effective and perfected Liens in favour of any successor Security Agent.

(g)
Upon its resignation becoming effective, this Clause will continue to benefit the retiring Security Agent in respect of any action taken or not taken by it in connection with the Finance Documents while it was the Security Agent, and, subject to paragraph (e) above, it will have no further obligations under any Finance Document.

(h)	The BPIAE Agent may, by notice to the Security Agent, require it to resign under paragraph (b) above.

15.	Relationship with Secured Parties
The Security Agent may treat each Secured Party as a Secured Party, entitled to payments under this Agreement until it has received not less than five Business Days' prior notice from that Secured Party to the contrary.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNATORIES
THE PARENT
IRIDIUM COMMUNICATIONS INC.

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary
Address:    1750 Tysons Blvd, Suite 1400,
McLean, VA 22102
United States of America
Fax:    +[***]
Attention:    John S. Brunette

THE BORROWER
IRIDIUM SATELLITE LLC

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary
Address:    1750 Tysons Blvd, Suite 1400,
McLean, VA 22102
United States of America
Fax:     +[***]
Attention:     John S. Brunette

THE ORIGINAL GUARANTORS
IRIDIUM COMMUNICATIONS INC.

By:    JOHN S. BRUNETTE

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Title:     Chief Legal and Administrative Officer and Secretary

IRIDIUM HOLDINGS LLC

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

IRIDIUM CARRIER HOLDINGS LLC

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

IRIDIUM CARRIER SERVICES LLC

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

IRIDIUM CONSTELLATION LLC

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

SE LICENSING LLC
By: Iridium Holdings LLC,
its Manager

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

IRIDIUM GOVERNMENT SERVICES LLC
By: Iridium Constellation LLC,
its Manager

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

SYNCOM-IRIDIUM HOLDINGS CORP.

By:    JOHN S. BRUNETTE
Title:    Chief Legal and Administrative Officer and Secretary

THE MANDATED LEAD ARRANGERS AND BOOKRUNNERS
DEUTSCHE BANK AG (PARIS BRANCH)

By:    Alarik d-Ornhjelm    By:    Othmane Kotari
Title:    Director        Associate

BANCO SANTANDER SA

By:    Rodolphe de Lambertye    By:    Vincent Hubert
Title:    Executive Director        Managing Director

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SOCIÉTÉ GÉNÉRALE

By:    Sylvie Leclercq    By:    Nicolas Palmero
Title:    Managing Director        Director

NATIXIS

By:    Jean-Louis Viala    By:    Arnaud Sarret
Title:    Director        Director

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

By:    Luca Maccari    By:    Silvio Perazzini
Title:    Managing Director        Director

THE LEAD ARRANGERS
BNP PARIBAS

By:    Jean Philippe Poirier    By:    Emmanuel Galzy
Title:    Export Finance        Export Finance

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:    Michéle Patri    By:    Jacques-Philippe Menville
Title:            SVP

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INTESA SANPAOLO S.p.A. (PARIS BRANCH)

By:    Jean-Michel Rudent    By:    Arnaud de Peloux
Title:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

UNICREDIT BANK AUSTRIA AG

By:    Peter Kadletz    By:    Mary-Ann Hayes
Title:    Managing Director        Director

THE BPIAE AGENT
SOCIÉTÉ GÉNÉRALE

By:    Sylvie Leclercq    By:    Nicolas Palmero
Title:    Managing Director        Director
Address:     Société Générale
OPER/FIN/STR/CLO / OPER/FIN/STR/DMT
189, rue d'Aubervilliers
75886 Paris Cedex 18
France
Fax:    +[***]
Attention:    Patricia BERANGER – Stéphane POUREAU / Alcina AIRES

THE SECURITY AGENT
DEUTSCHE BANK TRUST COMPANY AMERICAS
By:    Randy Kahn
Title:    Vice President

By:    Annie Jaghatspanyan
Title:    Vice President
Address:    60 Wall Street, 27th Floor
MS: NC60-2710
New York, New York 10005
United States of America

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Fax:    +[***]
Attention:    Project Finance / Iridium
THE U.S. COLLATERAL AGENT
DEUTSCHE BANK TRUST COMPANY AMERICAS

By:    Randy Khan
Title:    Vice President

By:    Annie Jaghatspanyan
Title:    Vice President
Address:     60 Wall Street, 27th Floor
MS: NC60-2710
New York, New York 10005
United States of America
Fax:    +[***]
Attention:    Project Finance / Iridium

THE ORIGINAL LENDERS
DEUTSCHE BANK AG (PARIS BRANCH)

By:    Alarik d-Ornhjelm    By:    Othmane Kotari
Title:    Director        Associate

BANCO SANTANDER SA

By:    Rodolphe de Lambertye    By:    Vincent Hubert
Title:    Executive Director        Managing Director

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COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SOCIÉTÉ GÉNÉRALE

By:    Sylvie Leclercq    By:    Nicolas Palmero
Title:    Managing Director        Director

NATIXIS

By:    Jean-Louis Viala    By:    Arnaud Sarret
Title:    Director        Director

MEDIOBANCA INTERNATIONAL (LUXEMBOURG) S.A.

By:    Luca Maccari    By:    Silvio Perazzini
Title:    Managing Director        Director

BNP PARIBAS

By:    Jean Philippe Poirier    By:    Emmanuel Galzy
Title:    Export Finance        Export Finance

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:    Michèle Patri    By:    Jacques-Philippe Menville
Title:            SVP

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INTESA SANPAOLO S.p.A. (PARIS BRANCH)
By:    Jean-Michel Rudent    By:    Arnaud de Peloux
Title:

UNICREDIT BANK AUSTRIA AG

By:    Peter Kadletz    By:    Mary-Ann Hayes
Title:    Managing Director        Director

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REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNATORIES
Parent
IRIDIUM COMMUNICATIONS INC.
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer

Borrower
IRIDIUM SATELLITE LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
Obligors
IRIDIUM COMMUNICATIONS INC.
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM HOLDINGS LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM CARRIER HOLDINGS LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM CARRIER SERVICES LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM CONSTELLATION LLC
By: /s/ Thomas J. Fitzpatrick

Supplemental Agreement – Signature Page
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM GOVERNMENT SERVICES LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer, Iridium Constellation LLC, its Manager
SYNCOM-IRIDIUM HOLDINGS CORP.
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM BLOCKER-B INC.
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer
IRIDIUM SATELLITE SA LLC
By: /s/ Thomas J. Fitzpatrick
Name: Thomas J. Fitzpatrick
Title:    Chief Financial Officer, Iridium Satellite LLC, its Manager

BPIAE Agent
SOCIÉTÉ GÉNÉRALE
By: /s/ Benjamin Graisley
Name: Benjamin Graisley
Title:    Acquisition, Leveraged & Media-Telecom Finance
Agency & Risk Portfolio Management
By: /s/ Florian Degunst
Name: Florian Degunst
Title:    Structured Finance Middle Office Operations
Senior Officer

Supplemental Agreement – Signature Page
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.